DEFINITIVE PROXY STATEMENT
=============================================================================

                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                              SYNTEX CORPORATION
               (Name of Registrant as Specified In Its Charter)

                              SYNTEX CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Price per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:

[X] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
			   $1,061,444.34
    __________________________________________________

(2) Form, Schedule or Registration Statement No.:
			  Schedule 14D-1
    __________________________________________________
(3) Filing Party:
		     Roche Capital Corporation
    __________________________________________________

(4) Date Filed:
			    May 6, 1994
    __________________________________________________

=============================================================================



SYNTEX CORPORATION
3401 Hillview Avenue
Palo Alto, California 94303


[Syntex logo]

							 October 7, 1994

TO OUR STOCKHOLDERS:

     A Special Meeting of Stockholders of Syntex Corporation will be held at Syntex's office at Edificio Plaza Bancomer, Calle 50, Panama City, Republic of Panama on Friday, October 28, 1994, at ten o'clock A.M., Local Time. At the Special Meeting, stockholders will be asked to approve a proposed merger of Syntex with Roche (Panama) Corporation, a holding company and subsidiary of Roche Capital Corporation.

     The Board of Directors of Syntex has, by a unanimous vote of those members present, approved the Merger Agreement and the transactions contemplated thereby and has recommended that stockholders vote for the approval and adoption of the Merger Agreement. Neither the Board of Directors of Syntex nor its financial advisors, however, has expressed any view with respect to the fairness of the limited conversion preferred stock which stockholders may choose to receive in lieu of cash as consideration in the Merger.

     As of September 8, 1994 Roche Capital Corporation was the beneficial owner of an aggregate of 206,809,298 (approximately 93.4%) of the shares of Syntex Common Stock and has informed Syntex that it intends to vote all its shares in favor of the approval and adoption of the Merger Agreement. Under applicable Panamanian corporate law, the affirmative vote of the holders of the majority of shares of the voting stock of a corporation is required for approval of a merger; the vote of Roche Capital Corporation is therefore sufficient to ensure approval of the Merger.

     Following this letter are the formal notice of the Special Meeting and a combined Proxy Statement/Prospectus of Syntex and Roche Capital Corporation.
A Proxy card is in the special pocket on the inside of the front of the envelope for this letter. You are requested to execute and sign the Proxy and mail it in the enclosed addressed envelope, which requires no postage.

     We cordially invite you to attend the Special Meeting, and we look forward to seeing you. Whether or not you attend in person, the prompt return of the enclosed Proxy, duly signed, will make certain that your shares will be represented at the meeting.

     If you are present at the meeting, you may, of course, withdraw your Proxy and vote your shares in person.

					Very truly yours,


                                            /s/  Paul E. Freiman
				     By: ___________________________________
					 Paul E. Freiman
					 Chairman of the Board and
					 Chief Executive Officer


			    SYNTEX CORPORATION
		 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
			TO BE HELD OCTOBER 28, 1994


[Syntex Logo]


TO OUR STOCKHOLDERS:

     A Special Meeting of the Stockholders of Syntex Corporation ("Syntex") will be held at Syntex's office at Edificio Plaza Bancomer, Calle 50, Panama City, Republic of Panama on Friday, October 28, 1994, at ten o'clock A.M., Local Time, for the following purposes:

	 1. To approve and adopt the Acquisition Agreement and Plan of Merger, dated as of May 1, 1994, by and among Roche Capital Corporation, Roche (Panama) Corporation and Syntex pursuant to which Roche (Panama) Corporation will be merged with and into Syntex and Syntex will become a wholly owned subsidiary of Roche Capital Corporation.

	 2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, October 7, 1994, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting.

     If you cannot attend the meeting in person, you are requested to sign the enclosed form of Proxy and mail it in the enclosed addressed envelope.

					By Order of the Board of Directors


                                           /s/ Carol J. Gillespie
				     By: ___________________________________
					 Carol J. Gillespie
					 Vice President and Secretary
Palo Alto, California
October 7, 1994



PROXY STATEMENT/PROSPECTUS

			    Syntex Corporation
			      Proxy Statement
			      _______________

			 Roche Capital Corporation
				Prospectus
	   650,000 Shares of Limited Conversion Preferred Stock

			      _______________

     This Proxy Statement/Prospectus relates to the proposed merger (the "Merger") of Roche (Panama) Corporation, a Delaware corporation ("Roche (Panama)") and a wholly-owned subsidiary of Roche Capital Corporation, a Panama corporation ("Roche Capital"), with and into Syntex Corporation, a Panama corporation ("Syntex"), pursuant to the Acquisition Agreement and Plan of Merger dated as of May 1, 1994 (the "Merger Agreement") among Roche Capital, Roche (Panama) and Syntex. If the proposed merger is consummated, the outstanding common shares, par value $1.00 per share, of Syntex ("Common Stock" or the "Shares"), other than Common Stock held by Roche Capital, will be converted into the right to receive either (i) cash in the amount of $24.00 per share or (ii) at the election of the holder, subject to certain restrictions, shares of Limited Conversion Preferred Stock ("LCPS") of Roche Capital. The transaction is subject to various conditions, including approval by the stockholders of Syntex at their Special Meeting, described herein. This Proxy Statement/Prospectus is being furnished to stockholders of Syntex in connection with the solicitation of proxies to be used at the Special Meeting of Syntex to be held for the purposes described below.

     This Proxy Statement/Prospectus also constitutes a prospectus of Roche Capital with respect to up to 650,000 shares of LCPS which may be issued to Syntex stockholders in the Merger or one or more Alternative Exchanges (as described more fully herein). There are no shares of LCPS currently outstanding. The LCPS will not be listed on any securities exchange. LCPS are securities of Roche Capital with limited voting rights, significant transfer restrictions and limited exchange rights. The LCPS, the securities for which the LCPS are exchangeable, and their respective issuers, are not now subject, and are not expected to become subject, to the registration or reporting requirements of the Securities Exchange Act of 1934, as amended. For a description of the LCPS, see "Description of Roche Capital Limited Conversion Preferred Stock" and "General Comparison of Rights of Holders of Syntex Common Stock and Roche Capital Limited Conversion Preferred Stock". Stockholders are urged to read the information set forth under "Risk Factors" relating to the risks associated with LCPS.

     All information concerning Roche Capital and Roche (Panama) contained in this Proxy Statement/Prospectus has been furnished by Roche Capital, and all information herein concerning Syntex has been furnished by Syntex. Roche Capital has represented and warranted to Syntex, and Syntex has represented and warranted to Roche Capital, that the particular information so furnished is true and complete.

     This Proxy Statement/Prospectus, the accompanying forms of proxy and the other enclosed documents are first being mailed to stockholders of Syntex on or about October 7, 1994.

			      _______________

 THE SHARES OF LCPS TO BE ISSUED IN CONNECTION WITH THE MERGER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

			      _______________

       The date of this Proxy Statement/Prospectus is October 7, 1994.





			   AVAILABLE INFORMATION

     Roche Capital is not subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and therefore has never filed any reports, proxy statements or other information
with the Securities and Exchange Commission (the "Commission").   Roche
Capital does not have any securities listed on any national securities exchange, and therefore no reports regarding Roche Capital have been filed with any securities exchange. After the consummation of the Merger, Roche Capital will provide to its stockholders such reports as it may be required to provide pursuant to the rules under the Exchange Act. However, Roche Capital intends to suspend filing reports pursuant to the Exchange Act, as permitted thereby, at the end of its current fiscal year.

     Syntex is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the Commission. The reports, proxy statements and other information filed by Syntex with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington D.C. 20549 and should be available at the Commission's Regional Offices in New York (7 World Trade Center, 13th Floor, New York, New York 10048), Los Angeles (Suite 500 East, Tishman Building, 5757 Wilshire Boulevard, Los Angeles, California 90036) and Chicago (500 West Madison Avenue, Suite 1400, Chicago, Illinois 60661.). Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, material filed by Syntex can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Roche Capital has filed with the Commission a Registration Statement on Form F-4 (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares of the limited conversion preferred stock of Roche Capital offered hereby. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto filed by Roche Capital, certain portions of which have been omitted pursuant to the rules and regulations of the Commission and to which portions reference is hereby made for further information with respect to Roche Capital, Syntex and the securities offered hereby. The Registration Statement and the exhibits thereto may be inspected without charge at the offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies may be obtained from the Commission at prescribed rates.

			      _______________

     Roche Capital is a corporation organized under the laws of the Republic of Panama. None of the directors and executive officers of Roche Capital are citizens or residents of the United States. All or substantially all of the assets of such persons and of Roche Capital are located outside the United States of America. As a result, it may not be possible for investors to effect service of process within the United States upon such persons or Roche Capital or to enforce against them judgments of United States courts predicated upon civil liabilities under United States federal securities laws. There is doubt as to the enforceability, in original actions in Panamanian courts, of judgments of liabilities predicated solely on the United States federal securities laws and as to the enforceability in Panamanian courts of judgments of United States courts obtained in actions predicated upon the civil liability provisions of the United States federal securities laws.

			      _______________

     This Proxy Statement/Prospectus does not constitute an offer of Roche Capital Corporation with respect to shares of LCPS to holders of shares of Common Stock of Syntex in any jurisdiction in which the making of such an offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction.


			       TABLE OF CONTENTS
							    Page
							    ----
Available Information                                        ii
Incorporation of Certain Documents By Reference
Summary                                                       1
Risk Factors                                                 11
  Risks Associated With an Investment in Roche Capital       11
  Risk Associated With the LCPS                              11
Introduction                                                 13
The Companies
  Roche Capital Corporation                                  13
  Syntex Corporation                                         14
The Special Meeting
  Record Date and Voting Rights                              15
  Voting and Revocation of Proxies                           15
The Merger
  Background of and Reasons for the Merger --
    Roche Capital                                            16
  Background of and Reasons for the Merger --
    Syntex                                                   17
  Opinion of Financial Advisor to the Syntex Board           20
  Interests of Certain Persons in the Merger                 21
  Terms of the Merger                                        22
   Consideration                                             22
    Consideration to be Paid in the Merger                   22
    Stock Election Procedure                                 23
    Allocation of LCPS in the Event of
     Oversubscription                                        24
    Conversion of Syntex Shares                              24
    Fractional Shares                                        25
  Certain Other Provisions of the Merger Agreement
    Board Representation                                     26
    Representations and Warranties                           27
    Agreement with Respect to the Conduct
     of the Business Pending the Merger                      27
    Other Offers                                             27
    Conditions to the Merger                                 28
    Termination                                              29
    Agreement with Respect to Employee Matters               29
    Agreement with Respect to Director and Officer
     Indemnification and Insurance                           30
    Fees and Expenses                                        30
    Amendment and Waivers                                    31
  Certain Federal Income Tax Consequences                    31
  Anticipated Accounting Treatment                           32
  Resales By Affiliates                                      32
  Appraisal and Dissenters' Rights                           32
Pro Forma Condensed Combined Financial
  Statements (Unaudited)                                     33
Description of Syntex Common Stock
    Dividends                                                40
    Liquidation                                              40
    Voting and Pre-emptive Rights                            40
Description of Roche Capital Limited Conversion
     Preferred Stock                                         40
    Dividends                                                40
    Voting Rights                                            41
    Transfer Restrictions                                    41
    Liquidation                                              41
    Redemption                                               42
    Exchange                                                 42
    Post-Exchange Transfer Restrictions                      45
    Exchange Termination                                     45
    Rank                                                     45
Effect of Corporate Combination or
     Sale of Assets                                          45
    Reacquired Shares                                        45
General Comparison of Rights of Holders of Syntex
     Common Stock and Roche Capital Limited
     Conversion Preferred Stock                              46
    Transfer of Shares and Relevant Restrictions             46
    Voting Rights                                            46
    Dividends                                                46
    Liquidation                                              47
    Redemption                                               47
    Exchange                                                 47
    Information Available to Stockholders                    47
  Certain Related Agreements                                 48
    Guaranty                                                 48
    Keepwell Agreement                                       48
    Share Trading Agreement                                  48
  Management After the Merger                                49
    Directors and Executive Officers of Roche
     Capital                                                 49
    Compensation of Directors of Roche Capital               49
    Executive Officers of Syntex                             49
Executive Compensation of Syntex and
     Certain Other Benefits                                  52
    Summary Compensation Table                               52
    Stock Option Grants in Fiscal 1994                       53
    Aggregated Option Exercises in Fiscal 1994
     and Fiscal Year-End Option Values                       53
    Long Term Incentive Plan -- Awards in Last
     Fiscal Year                                             53
    Pension Plan                                             53
    Severance Agreements                                     54
    Compensation Committee Interlocks and
     Insider Participation                                   55
    Certain Transactions                                     55
  Certain Regulatory Considerations                          56
    General                                                  56
    Panama Takeover Law                                      56
    State Takeover Statutes                                  57
    Antitrust                                                57
    Exon-Florio                                              59
  Experts                                                    59
  Financial Statements of
    Roche Capital Corporation                        F-1 to F-3

APPENDICES:
    Appendix A -- Agreement and Plan of Merger
    Appendix B -- Opinion of Goldman, Sachs & Co.
    Appendix C -- Annual Report on Form 10-K for the fiscal year ended July
		   31, 1993 of Syntex Corporation
    Appendix D -- Quarterly Report on Form 10-Q for the quarter ended October
		   31, 1993 of Syntex Corporation
    Appendix E -- Quarterly Report on Form 10-Q for the quarter ended January
		   31, 1994 of Syntex Corporation
    Appendix F -- Quarterly Report on Form 10-Q for the quarter ended April
		   30, 1994 of Syntex Corporation
    Appendix G -- Report on Form 8-K dated May 1, 1994 of Syntex Corporation Appendix H -- Report on Form 8-K dated September 1, 1994 of Syntex
		   Corporation


				    SUMMARY

     The following is a summary of certain information in this Proxy Statement/Prospectus. It is qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy
Statement/Prospectus or incorporated by reference herein, in the accompanying
appendices and in the documents referred to herein.   Stockholders are urged
to read this Proxy Statement/Prospectus in its entirety.

				 THE COMPANIES


Syntex Syntex Corporation ("Syntex"), a Panama corporation, is an organization engaged primarily in the business of discovery, development, manufacture and sale of pharmaceutical products and medical diagnostics systems. Syntex's principal executive offices are located at 3401 Hillview Avenue, Palo Alto, California 94304, and its phone number is 415-855-5050.


Roche Capital                 Roche Capital Corporation ("Roche Capital"), a
			      Panama corporation, is a wholly owned subsidiary
			      of Sapac Corporation Limited ("Sapac"), which,
			      in turn, is a wholly owned subsidiary of Roche
			      Holding Ltd ("Roche").   Roche Capital has never
			      carried on any independent business activities
			      other than those incident to its formation, the
			      execution and delivery of the Merger Agreement
			      (as hereinafter defined) and the purchase of
			      shares of common stock, par value $1.00 per
			      share, of Syntex ("Common Stock" or the
			      "Shares") pursuant to its recently completed
			      tender offer (the "Tender Offer").  After the
			      consummation of the proposed merger, Roche
			      Capital intends to continue as a holding company
			      for Syntex.   Roche Capital's principal
			      executive offices are located at Durling &
			      Durling, Edificio Vallarino, Ultimo Piso, Calle
			      52 y Elvira Mendez, Panama, Republic of Panama.


			    THE SPECIAL MEETING


Time, Date and Place          A special meeting of Syntex stockholders will be
			      held on Friday, October 28, 1994 at Syntex's office at Edificio Plaza Bancomer, Calle 50,
			      Panama City, Republic of Panama.


Purpose of the Special
  Meeting Holders of shares of Syntex Common Stock will consider and vote upon a proposal to approve and adopt the Acquisition Agreement and Plan of Merger, dated as of May 1, 1994, by and among Roche Capital, Roche (Panama) Corporation ("Roche (Panama)") and Syntex (the "Merger Agreement") pursuant to which Roche (Panama) will be merged with and into Syntex (the "Merger") (the Merger and the Tender Offer collectively, the "Transaction"). Syntex stockholders will also consider and vote upon such other matters as may properly be brought before the Special Meeting or any adjournments or postponements thereof.


Record Date, Quorum, Required
  Vote The close of business on Friday, October 7, 1994 (the "Record Date") has been fixed as the record date for determining holders of shares of Syntex Common Stock entitled to vote at the Special Meeting. As of September 27, 1994, 221,424,609 shares of Syntex Common Stock were outstanding and held of record by approximately 6,300 holders. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Syntex Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of
			      business at the Special Meeting.   The
			      affirmative vote of the holders of a majority of the outstanding shares of Syntex Common Stock is required to approve the Merger Agreement. As of September 8, 1994, Roche Capital was the beneficial owner of an aggregate of 206,809,298 (approximately 93.4%) of the outstanding shares
			      of Syntex Common Stock.   Roche Capital intends
			      to vote its shares of Syntex Common Stock in favor of the approval of the Merger Agreement. As of September 27, 1994, directors and executive officers of Syntex and their affiliates did not own any shares of Syntex Common Stock; as of such date, they did own an aggregate of 2,153,142 currently exercisable stock options and options exercisable within sixty days of September 27, 1994 of which 1,714,442 have an exercise price of less than $24.00 per share. The directors and executive officers of Syntex have indicated that they intend to vote any shares of Syntex Common Stock they may own as of the Record Date in favor of the approval of the Merger Agreement. The affirmative vote of Roche Capital is sufficient to ensure approval and adoption of the Merger Agreement.

				THE MERGER

Interests of Certain Persons
  in the Merger               In considering the recommendation of Syntex's
			      Board of Directors, stockholders should be aware
			      that certain directors and officers of Syntex
			      have interests in the Merger that are in
			      addition to the interests of Syntex's
			      stockholders generally.   See "The Special
			      Meeting -- Record Date, Quorum, Required Vote";
			      "Terms of the Merger"; "Management after the Merger"; "Executive Compensation of Syntex and
			      Certain Other Documents."


The Merger                    The Merger Agreement provides that Roche
			      (Panama) will be merged with and into Syntex and Syntex will be the surviving corporation. As a result of the Merger, Syntex will become a wholly owned subsidiary of Roche Capital.


Consideration                 Each share of Syntex Common Stock outstanding
			      immediately prior to the effective time (the
			      "Effective Time") of the Merger (other than shares held by Syntex as treasury shares or owned by Roche Capital or any affiliate of Roche
			      Capital) will be converted into the right to receive (i) $24.00 in cash (the "Cash
			      Consideration"), or (ii) at the election of the stockholder, subject to certain restrictions,
			      0.024 shares of Limited Conversion Preferred
			      Stock ("LCPS") issued by Roche Capital ("Stock
			      Consideration"). No fractional shares of LCPS will be issued in the Merger. All fractional shares of LCPS that a holder of Syntex Common
			      Stock would otherwise be entitled to receive as a result of the Merger will be aggregated and if a fractional share results from such aggregation, such holder will be entitled to receive, in lieu thereof, an amount in cash determined by multiplying the stated value of the LCPS by the fraction of a share of LCPS to which such holder would otherwise have been entitled.

			      STOCKHOLDERS ARE URGED TO READ CAREFULLY THE
			      INFORMATION DISCLOSED UNDER "RISK FACTORS" AND "DESCRIPTION OF ROCHE CAPITAL LIMITED CONVERSION PREFERRED STOCK" PRIOR TO MAKING A DECISION TO ELECT THE STOCK CONSIDERATION.


			       RISK FACTORS


Risks Associated With An
Investment in Roche Capital   The voting stock of Roche Capital is owned, in
			      its entirety, indirectly by Roche Holding
			      Ltd, which consequently is in a position to control the affairs of Roche Capital. After the Merger, Roche Capital intends to cease filing periodic and other reports with the Commission as soon as permissible under Commission rules. Roche Holding Ltd is not currently subject to any periodic reporting obligations of the Commission; Roche Holding
			      Ltd does, however, submit to the Commission certain limited information pursuant to Rule
			      12g3-2(b) of the Securities Exchange Act of
			      1934, as amended (the ``Exchange Act''). As a result, no or only very limited information with respect to Roche Capital and Roche
			      Holding Ltd is and is expected to be
			      available in the United States. Similarly, no or very limited information with respect to the LCPS is expected to be publicly available. Moreover, Roche Capital is incorporated under the laws of the Republic of Panama. In view of past instability of the Panamanian government, there can be no assurance that the operations of Roche
			      Capital would not be adversely affected in the event of any future political crisis in Panama.


Risks Associated With
  the LCPS The ability of holders of shares of LCPS to transfer such shares is limited by the terms of the LCPS. Shares of LCPS are subject to redemption by Roche Capital, in its sole discretion, under certain circumstances. Roche Capital is not, however, under any obligation to redeem the LCPS until the tenth anniversary of their issuance. Redemption would terminate the opportunity of a holder to exchange LCPS for securities of Roche Holding Ltd and would be a taxable event for United States federal income tax purposes with respect to such holder.

			      Shares of LCPS may be exchanged for securities of Roche Holding Ltd at specified intervals and at a specified exchange ratio, provided that Roche Capital shall have determined, in advance of any exchange, that an exemption from registration under applicable securities laws is
			      available for such exchange.   There can be no
			      assurance that any such exchange will be exempt from registration under applicable securities laws, and therefore, no assurance that any such exchange can be effected.

			      The LCPS and the securities for which the LCPS are exchangeable are not now subject to, and are not expected to become subject to, the registration or reporting requirements of the Commission.

			      There is no public market for the LCPS and no expectation that an active public market will develop. There can be no assurance that the value of the LCPS at the time of issuance will equal the value of the Cash Consideration offered by Roche Capital in the Merger. Furthermore, there can be no assurance that the value of the LCPS will increase after the Merger.

			      STOCKHOLDERS ARE URGED TO READ CAREFULLY THE
			      INFORMATION SET FORTH UNDER "RISK FACTORS" PRIOR TO MAKING A DECISION TO ELECT THE STOCK CONSIDERATION.


Stock Election Procedure      ANY STOCKHOLDER WHO WOULD LIKE TO RECEIVE SHARES
			      OF LCPS INSTEAD OF THE CASH CONSIDERATION
			      MUST REQUEST AN ELECTION FORM.  The Exchange
			      Agent will mail an Election Form (and a
			      letter of transmittal for use in exchanging certificates representing Shares) to each holder of Shares who requests such an Election Form. A request for an Election
			      Form must be received by the Exchange Agent no later than 5 p.m. New York City time on Tuesday, October 18, 1994. Requests for an
			      Election Form must be made in writing to Wachovia Bank of North Carolina, N.A.,
			      Corporate Trust Department, P.O.  Box 3001,
			      Wachovia East Building, 2nd Floor, 301 N.
			      Church Street, Room 226, Winston-Salem, N.C.
			      27101, facsimile no.  (910) 770-4832 (the
			      "Exchange Agent").

			      Each holder of Shares will have the right to specify in the Election Form the number of Shares owned by such holder that such holder desires to have converted into the right to receive cash in the Merger (a "Cash Election") and the number of Shares owned by such holder that such holder desires to have converted into the right to receive shares of LCPS in the Merger (a "Stock Election"). A STOCK ELECTION MUST BE MADE WITH RESPECT TO AT LEAST ONE HUNDRED SHARES OF SYNTEX COMMON STOCK TO BE A VALID STOCK ELECTION. A Stock Election will be effective only if the Exchange Agent shall have received no later than 5:00 p.m. New York City time on Tuesday, October 25, 1994 (the "Election Deadline") (i) an Election Form covering the Shares to which such Stock Election applies, executed and completed in accordance with the instructions set forth in such Election Form and
			      (ii)  the certificate or certificates
			      representing such Shares, in such form and with such endorsements, stock powers and signature guarantees as may be required by such Election Form. A Stock Election may be revoked or changed only by delivering to the Exchange Agent, prior to the Election Deadline, a written notice of revocation or, in the case of a change, a properly completed revised Election Form that identifies the share certificates to which such revised Election Form applies. Delivery to the Exchange Agent prior to the Election Deadline of a revised Election Form with respect to any certificate representing Shares will result in the revocation of all prior Election Forms with respect to all Shares evidenced by such certificate. For purposes of this Proxy Statement/Prospectus, "Non- Electing Shares" means all Shares (other than Shares that are to be canceled in the Merger) as to which an effective Stock Election has not been made as of the Election Deadline. All Non-Electing Shares will be deemed to have made the Cash Election.

			      ANY HOLDER OF SYNTEX SHARES WHO DOES NOT REQUEST AN ELECTION FORM, AND ANY HOLDER WHO DOES NOT SUBMIT A VALID ELECTION FORM, WILL RECEIVE THE
			      CASH CONSIDERATION.   INSTRUCTIONS FOR
			      PROCEDURES RELATING TO PAYMENT OF CASH
			      CONSIDERATION WILL BE SENT TO HOLDERS FOLLOWING
			      THE SPECIAL MEETING.

			      As explained below, no assurance can be given that a Stock Election by any given stockholder can be accommodated.

Allocation of LCPS In The
  Event of Oversubscription   Roche Capital is not obligated to accept Stock
			      Elections with respect to more than 15% of the shares of Syntex Common Stock that were outstanding as of May 1, 1994. Roche Capital is obligated to issue shares of LCPS only to the extent that the LCPS would be "held of record" (as such term is defined in the Exchange Act and Rule 12g5-1 thereunder) by not more than 299 stockholders. If the issuance of shares of LCPS in respect of all Shares as to which valid Stock Elections are made would result in the LCPS being "held of record" by more than 299 stockholders, subject to the terms of the Merger Agreement, Roche Capital will issue LCPS to the maximum number of persons who have made a valid Stock
			      Election such that, after giving effect to such issuance, the LCPS are held of record by 299 stockholders. In the event more than 299 holders of Shares make a valid Stock
			      Election, Roche Capital and the Special
			      Committee of the Board of Directors of Syntex will jointly agree, in their discretion, the method for selecting the holders who will be entitled to receive shares of LCPS in the Stock Election; such method may consist of a lottery, selection by lot or the aggregate number of Shares as to which a holder makes a valid Stock Election, or any other method.
			      In the event Roche Capital and the Special
			      Committee of the Board of Directors of Syntex are unable to agree on such a method, holders who made a Stock Election will be deemed to have made a Cash Election.

			      In the event that more than 299 holders of Shares make otherwise valid Stock Elections, but Roche Capital and the Special Committee of the Board of Directors of Syntex are unable jointly to agree the method for selecting holders who will be entitled to receive LCPS pursuant to otherwise valid Stock Elections, the Merger Agreement provides that Roche Capital may, in its sole discretion, agree with Syntex stockholders to exchange such stockholders' Shares for LCPS (an "Alternative Exchange"), so long as all such Alternative Exchanges, if any, are effected on the same terms. Roche Capital will not, however, be required to agree to make an Alternative Exchange with any Syntex stockholder and may, in its sole discretion, determine to effect an Alternative Exchange with one or more, but fewer than all, stockholders who may have made a Stock Election or otherwise desire to effect an Alternative Exchange. Any determination by Roche Capital to effect or not effect an Alternative Exchange with any stockholder will be made in the sole discretion of Roche Capital. There can be no assurance that any Alternative Exchanges will be effected, nor any assurance that if more than one such Alternative Exchange is effected, that all such Alternative Exchanges will be effected in the same manner, at the same time or with the same effects on stockholders with whom Roche Capital effects Alternative Exchanges. The time and manner of any Alternative Exchange will be determined by Roche Capital in its sole discretion, subject only to any restrictions in the Merger Agreement.

Terms of the LCPS             The LCPS will be issued by Roche Capital and
			      will be subject to mandatory redemption at the
			      end of its ten-year term. Holders of LCPS will
			      be entitled to receive cumulative dividends at a
			      rate of 3% per annum on the liquidation value of
			      each share; such dividends to be payable
			      annually.   Holders of the LCPS will have no
			      voting rights except (i) as required under Panama law and (ii) that the approval of at least a majority of the outstanding shares of LCPS will be required to change the terms and provisions of the LCPS in a manner that affects adversely the rights and preference of such holders.

			      Roche Capital may redeem outstanding shares of LCPS (i) with the consent of the holder if to be so redeemed, (ii) if such redemption, in the reasonable judgment of Roche Capital, is necessary to terminate reporting and registration requirements of Roche Capital under the Exchange Act or (iii) such redemption, in the reasonable judgment of Roche Capital, is necessary to avoid application of registration or reporting obligations under applicable securities laws to Roche Capital, any affiliate thereof, or securities issuable upon exchange of the LCPS. If Roche Capital were to redeem less than all outstanding shares of LCPS for the purposes described in clauses (ii) or (iii) of the preceding sentence, shares would be redeemed in the inverse order of size of the aggregate number of shares held of record (within the meaning of Rule 12g5-1 under the Exchange Act) of each holder or in such other reasonable manner as may be selected by Roche Capital in its sole discretion. Shares of LCPS may not be transferred except, (i) in the case of LCPS held by an individual, to the estate or a member of the immediate family of such individual, or to an entity all of the owners of which are members of the immediate family of such individual, (ii) in the case of a corporation or a partnership, to a wholly owned subsidiary of such corporation or partnership or (iii) in either case, to an institution qualified as tax exempt under
			      Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

			      Shares of LCPS may be exchanged, beginning on the second anniversary of the issuance of such shares and on each anniversary thereafter prior to the mandatory redemption date, for Genussscheine of Roche ("Non-voting Equity Securities"). Each share of LCPS is only exchangeable annually for a number of Non-voting Equity Securities equal to the stated value thereof divided by $7,143.86, subject to certain adjustments. See "Description of Roche Capital Limited Conversion Preferred Stock -- Exchange." No fractional Non-voting Equity Securities will be issued. Prior to effecting any exchange, Roche Capital must have received from each exchanging holder a certification of such information as Roche Capital may deem necessary to determine the availability of an exemption from registration under applicable securities laws of such exchange and an opinion of counsel to Roche Capital that such exchanges are exempt from registration. There can be no assurance that any such exchange will be exempt from registration and the availability of such an exemption may depend on factors unrelated to and beyond the control of the holder desiring to make such exchange. See "Description of Roche Capital Limited Conversion Preferred Stock -- Exchange." The rights of holders to exchange shares of LCPS will terminate upon the occurrence of certain events. Each holder's right to exchange shares of LCPS will be exercisable only against Roche Capital.

Recommendation of the
  Syntex Board of Directors   The Board of Directors of Syntex believes the
			      Merger is fair to and in the best interests of Syntex and its stockholders and has recommended that the stockholders vote in favor of approval and adoption of the Merger Agreement. The Board of Directors of Syntex has, however, made no recommendation with respect to the election to receive LCPS which may be issued by Roche
			      Capital in connection with the Merger.


Opinion of Financial Advisor
  to the Syntex Board         Goldman, Sachs & Co. ("Goldman, Sachs"),
			      Syntex's financial advisor, has delivered its
			      written opinion, dated May 1, 1994, to the Board
			      of Directors of Syntex stating that as of the
			      date of such opinion the $24.00 per Share cash
			      consideration to be received by the holders of
			      the Shares in the transactions contemplated by
			      the Merger Agreement is fair to such holders.
			      Goldman, Sachs expressed no view as to the value
			      of the LCPS or as to the fairness of the LCPS as
			      consideration in the Merger.   A copy of the
			      Goldman, Sachs opinion is attached hereto as
			      Appendix B.   Stockholders are urged to read the
			      opinion carefully in its entirety.   See "The
			      Merger -- Opinion of Financial Advisor" and
			      Appendix B.

Conditions to the Merger      The respective obligations of Syntex, Roche
			      Capital and Roche (Panama) to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of certain conditions, including, among others: (i) the Merger Agreement shall have been adopted by the affirmative vote of the stockholders of Syntex in accordance with Panama law and (ii) any applicable waiting period under the
			      Hart-Scott-Rodino Antitrust Improvements Act of
			      1976 ("HSR Waiting Period") relating to the
			      Merger shall have expired. Roche and Syntex entered into an agreement with the Staff of the Federal Trade Commission on August 17, 1994, which was provisionally accepted by the Federal
			      Trade Commission on August 29, 1994, to resolve certain antitrust concerns raised by the Transaction, and the applicable HSR Waiting
			      Period has expired.  See "The Merger -- Certain
			      Other Provisions of the Merger Agreement --
			      Conditions to the Merger" and "Certain
			      Regulatory Considerations."

Regulatory Approvals          Roche Capital is not aware of any license or
			      regulatory permit that appears to be material to Syntex's business that might be adversely affected by the consummation of the Merger, or of any approval or other action by any government or governmental authority or agency, domestic or foreign, that would be required for the consummation of the Merger, other than those set forth under "Certain Regulatory
			      Considerations."

Certain Federal Income Tax
  Consequences                Stockholders who receive solely cash in exchange
			      for their Shares pursuant to the Merger will generally recognize taxable gain or loss for U.S. federal income tax purposes equal to the difference between the amount of cash received in exchange for such shares and the tax basis in such Shares. Such gain or loss will be capital gain or loss if the Shares are a capital asset in the hands of the stockholder. Gain or loss must be calculated separately for each block
			      (shares acquired at the same time and price) of Shares exchanged.

			      In the opinion of Skadden, Arps, Slate, Meagher & Flom, the exchange of shares for LCPS will qualify as tax-free exchange under Section 351 of the Code. Holders should note that opinions of counsel are not binding on the Internal Revenue Service or the courts. If the exchange so qualifies, the tax consequences will be as follows. Stockholders who receive only LCPS in exchange for their Shares pursuant to the Merger (and who did not tender Shares in the Tender Offer preceding the Merger) will generally not recognize gain or loss on the exchange, except for cash received in lieu of fractional Shares. Stockholders who receive a combination of LCPS and cash consideration in exchange for their Shares pursuant to the Merger (or the Merger and the preceding Tender Offer) will generally recognize gain (but not loss) to the extent of the cash received. For a more detailed description of tax consequences, see "Tax Consequences to Holders Exchanging Shares for LCPS."

			      The foregoing discussion may not apply to stockholders who acquire their Shares pursuant to the exercise of stock options or other compensation arrangements with Syntex or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Code. See "The Merger -- Certain Federal Income Tax Consequences."


Appraisal and Dissenters'
  Rights Holders of Syntex Common Stock will not be entitled to any dissenters' or appraisal rights as a result of matters to be voted upon at the
			      Special Meeting.   See "The Merger --  Appraisal
			      and Dissenters' Rights".


Anticipated Accounting
  Treatment
			      It is anticipated that the Merger will be accounted for by Roche Capital under the "purchase" method of accounting in accordance with International Accounting Standards.


Selected Consolidated Financial
  Data, Condensed Pro Forma
  Combined Financial Data and
  Other Data
			      Set forth on the following pages are certain selected consolidated historical financial data, condensed pro forma financial data and other data relating to Syntex, Roche Capital and the Merger.

		SELECTED CONSOLIDATED HISTORICAL FINANCIAL
			DATA OF SYNTEX CORPORATION

     The following table sets forth selected consolidated historical financial data of Syntex and should be read in conjunction with the audited consolidated financial statements of Syntex for each of the five years ended July 31, 1993. See "Available Information" and Appendices C-F.

				    Nine Months
				       Ended
				      April 30
				    (unaudited)                               Fiscal Year Ended July 31,
				  ---------------             ------------------------------------------------------
				  1994       1993             1993            1992       1991       1990       1989
				  -----      ----             ----            ----       ----       ----       ----
						  (Millions of U.S. dollars, except per share amounts)
Income:
Net Sales                       $1,403.5   $1,582.0         $2,123.0         $2,057.5  $1,794.0   $1,502.3   $1,333.0
Income (Loss) Before Taxation
 and Cumulative Effect
 of Accounting Changes             250.1       (6.2)(Note 1)   132.7(Note 1)    542.9     476.2      379.4      336.9
Net Income                         244.5      153.8(Note 2)    287.2(Note 2)    472.3     423.8      341.5      303.2
Ratio of earnings to fixed
 charges                            12.5x         **             5.3x            21.2x     12.6x       9.7x       9.0x
Dividends declared per
 common share                       $ .78      $ .78            $1.04            $ .98     $ .86      $ .78      $ .70
Net Income Per
 Share of Common
 Stock                              $1.10      $ .69            $1.29            $2.10     $1.89      $1.53      $1.33
Financial Position:
Total Assets                    $2,998.0   $2,820.5         $2,960.7         $2,809.1  $2,272.8   $1,786.5   $1,440.2
Short-term Debt                    142.6      295.7             82.4            530.3     310.5      259.8      158.7
Long-term Debt                     591.2      352.8            590.8            231.2     273.1      225.0      219.6

_____________
     **   Earnings were inadequate to cover fixed charges by approximately
	  $9.3 million.

     Note 1 -- Includes pre-tax restructuring charge of $320 million.

     Note 2 -- Includes a one-time benefit of $102.5 million from the reduction of certain tax reserves and a $.9 million charge for cumulative effect of accounting changes, consisting of a $64.6 million after tax charge from the adoption of Financial
	       Accounting Standard No. 106, "Employers' Accounting for
	       Postretirement Benefits Other Than Pensions" and a $63.7 million benefit from the adoption of Financial Accounting Standard No.
	       109, "Accounting for Income Taxes".

			 ROCHE CAPITAL CORPORATION
	   SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

     The following table sets forth selected unaudited pro forma combined financial data giving effect to the Transaction under the purchase method of accounting and reflecting certain other assumptions on the basis described in the notes accompanying the unaudited Pro Forma Combined Financial Statements. The selected pro forma combined financial data set forth below should be read in conjunction with the unaudited Pro Forma Condensed Combined Financial Statements, including the notes thereto, appearing elsewhere in this Proxy Statement/Prospectus. See "Pro Forma Condensed Combined Financial Statements
(Unaudited)."   The information presented below does not purport to be
indicative of the results which actually would have been obtained if the Merger had been consummated as of the first day of the earliest period presented, and should not be construed as representative of future operating results or financial position of Roche Capital.

					   For the Nine
					      Months         For the Year
					  Ended April 30,   Ended July 31,
					       1994             1993
					  --------------    -------------
					       (Millions of U.S.dollars
						except for share data)

Operating Results
Net Sales                                      $1,253          $1,911
Loss Before Taxation                              (49)           (262)
Net Income                                         35       13(Note 1)
Net Income Per Share of Common Stock          (Note 2)     ***(Note 1)
Ratio of earnings to combined fixed
  charges and preferred dividends             (Note 3)        (Note 3)

					    As of April 30,
						 1994
					    ---------------

Financial Position:
Total Assets                                    $6,175
Short-term Debt                                  3,543
Long-term Debt                                     591

- --------------
     ***  Amounts round to less than $0.01 per share.

     Note 1 -- Amounts related to the cumulative effect of accounting changes in the historical financial statements of Syntex for the year ended July 31, 1993 were excluded from the pro forma condensed combined statement of income for the year ended July 31, 1993.

     Note 2 -- Roche Capital has 500 common shares outstanding which result in net income per share of Common Stock of $54,000. Roche Capital, however, may issue additional shares of common stock in the future.

     Note 3 -- Pro forma earnings were inadequate to cover fixed charges and preferred dividends by approximately $57 million and $273 million for the nine months ended April 30, 1994 and the twelve months ended July 31, 1993.


				 RISK FACTORS

     Prior to making a Stock Election, prospective investors should carefully consider, along with other matters referred to in this Proxy
Statement/Prospectus, the specific factors set forth below.

Risks Associated With an Investment in Roche Capital

     Control by Roche. The voting stock of Roche Capital is wholly owned by Sapac Corporation Limited, which, in turn, is wholly owned by Roche Holding Ltd. As a result of its indirect ownership interest in Roche Capital, Roche Holding Ltd is in a position to elect all the directors and to control the affairs of Roche Capital, and, upon consummation of the Merger, Roche Capital will be able to elect all the directors and control the affairs of Syntex. In addition, Roche will have the ability to cause certain reorganizations or other business combinations involving Roche Capital and its subsidiaries (without any vote of the holders of the LCPS), the effect of which may be adverse to holders of the LCPS.

     Absence of Publicly Available Information. Roche Capital, upon the consummation of the Merger, intends to cease filing periodic and other reports with the Commission as soon as permissible under Commission rules, but in no event later than the end of its current fiscal year. As a result, publicly available information with respect to Roche Capital may thereafter be limited. Moreover, Roche Holding Ltd is not currently subject to the periodic reporting obligations of the Exchange Act; Roche Holding Ltd does submit to the Commission certain limited information pursuant to Rule 12g3-2(b) of the Securities Exchange Act of 1934, as amended. Roche Holding Ltd does not now, and does not intend in the future to, file periodic reports with the Commission. As a result, no or only very limited information with respect to Roche Holding Ltd is publicly available in the United States. Similarly, the LCPS, and the securities for which they are exchangeable, are not subject to, and are not expected to become subject to, any registration or reporting requirements under the Exchange Act. Therefore, no or only very limited information with respect to the LCPS is expected to be publicly available.

     Recent Political Events in Panama. Roche Capital is incorporated under the laws of the Republic of Panama. Panama was under military controlled governments for an extended period of time until 1989. In the last two years of the Noriega military government, relations between the United States and
Panama deteriorated significantly.   Sanctions were imposed by the United
States on the Panamanian Government in 1988, which affected adversely the economic environment in Panama. In 1989, following an invasion by the armed forces of the United States, a democratic system of government was restored in Panama. The country has experienced a significant economic recovery since its return to democracy. According to the United States Agency for International Development, Panama's Gross Domestic Product ("GDP") grew in 1993 by 5.9%.
The government of Panama is a republican and presidential system with a
legislative body and an independent judiciary.   Should any significant
political crisis occur in Panama in the future, there can be no assurance that the operations of Roche Capital would not be adversely affected.

Risk Associated With the LCPS

     Transfer Restrictions. The ability of holders of the LCPS to sell or otherwise transfer their shares of LCPS will be limited. Shares of LCPS may not be transferred except, (i) in the case of LCPS held by an individual, to the estate or a member of the immediate family of such individual or to an entity all of the owners of which are members of the immediate family of such individual, or (ii) in the case of a corporation or partnership, to a wholly-owned subsidiary of such corporation or partnership, or (iii) in either case, to an institution qualified as tax exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. In the event one or more transfers of shares of LCPS by any holder or holders thereof should cause the number of holders of the LCPS to exceed 299, Roche Capital may redeem all or less than all of the outstanding shares of LCPS, as described more fully under "Description of Roche Capital Limited Conversion Preferred
Stock -- Redemption." See also "Description of Roche Capital Limited Conversion Preferred Stock -- Transfer Restrictions."

     Redemption. Shares of LCPS are subject to redemption by Roche Capital, in its sole discretion, under certain circumstances. Roche Capital may redeem less than all outstanding shares of LCPS; shares of LCPS may be redeemed in the inverse order of size of the aggregate number of shares held of record of each holder or in such other reasonable manner as may be selected by Roche Capital in its sole discretion. Roche Capital, however, is not under any obligation to redeem any shares of LCPS until the date of the tenth anniversary of their issuance. In the event of a redemption by Roche Capital of all shares of LCPS of any holder thereof, such holder's opportunity to exchange LCPS for securities of Roche Holding Ltd, and consequently, such holder's ability to benefit from any appreciation of such securities, will be
terminated.   In addition, such redemption would be a taxable event for United
States federal income tax purposes with respect to such holder. See "Description of Roche Capital Limited Conversion Preferred Stock -- Redemption."

     Limitations on Exchange of LCPS; Requirement for Exemption for Exchange. Shares of LCPS may be exchanged, at specified intervals, for Genussscheine of Roche Holding Ltd, at a specified exchange ratio, which is subject to adjustment. Prior to effecting any exchange, an exchanging holder shall have delivered to Roche Capital a certification of such information as Roche Capital deems necessary to determine the availability of an exemption from registration under applicable securities laws with respect to such exchanging holder, and Roche Capital shall have received an opinion of counsel that such exchange is exempt from registration under applicable securities laws. There can be no assurance that any such exchange will be exempt from registration under United States securities laws, and the availability of such an exemption may depend on factors unrelated to and beyond the control of a holder desiring to make such an exchange. There is therefore no assurance that any given exchange can be effected. Any stockholder who may wish to receive shares of LCPS in the Merger is urged to consult his or her legal and financial advisors as to the potential availability of an exemption from registration for such holder in connection with any exchange.

     Absence of a Public Market; Market Value. There are no shares of LCPS currently outstanding. Prior to the Effective Time of the Merger, there will be no public market for the LCPS. Roche Capital does not intend to register the LCPS on any stock exchange. Under the terms of the LCPS, the number of holders of LCPS may be reduced by Roche Capital in its sole discretion, under certain circumstances, by means of a redemption of all, or a portion, of the outstanding LCPS. It is therefore not expected that an active public market for the LCPS will develop. Because no public market for the LCPS exists currently, and because the ability of the holder of the LCPS to transfer shares of the LCPS will be limited once such shares are issued, there can be no assurance that the value of the LCPS at the time of issuance will equal the value of the Cash Consideration offered by Roche Capital. Furthermore, there can be no assurance that the value of the LCPS will increase after the Effective Time of the Merger.


				 INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to stockholders of Syntex Corporation, a Panama corporation ("Syntex"), in connection with the solicitation of proxies by the Syntex Board of Directors for use at the Special Meeting of Stockholders of Syntex (the "Syntex Special Meeting") to be held at Syntex's office at Edificio Plaza Bancomer, Calle 50, Panama City, Republic of Panama on October 28, 1994 at ten o'clock A.M., Local Time, and at any adjournment or postponement thereof.

     At the Syntex Special Meeting, stockholders of Syntex will be asked to approve and adopt the Acquisition Agreement and Plan of Merger dated as of May 1, 1994 (the "Merger Agreement"), among Syntex, Roche (Panama) Corporation, a Delaware corporation ("Roche (Panama)") and wholly owned subsidiary of Roche Capital Corporation, a Panama corporation ("Roche Capital") and Roche Capital, pursuant to which Roche (Panama) will be merged with and into Syntex (the "Merger").

     This Proxy Statement/Prospectus also constitutes a prospectus of Roche Capital with respect to up to 650,000 shares of Limited Conversion Preferred Stock which may be issued to Syntex stockholders in the Merger pursuant to the Merger Agreement (or, in certain circumstances, pursuant to one or more Alternative Exchanges, as described under "The Merger -- Terms of the Merger
- -- Consideration -- Allocation of LCPS in the Event of Oversubscription").

				 THE COMPANIES
Roche Capital Corporation

     Roche Capital was incorporated under the laws of Panama on December 4, 1990 and has never carried on any independent business activities other than those incident to its formation, the Merger and the purchase of approximately 93.4% of the outstanding shares of Syntex Common Stock, par value $1.00 per share ("Common Stock" or the "Shares"), in its recently completed tender offer (the "Tender Offer") (the Tender Offer and the Merger, collectively, the
"Transaction").   After the Effective Time of the Merger, Roche Capital
intends to continue as a holding company for Syntex. As such, it does not currently intend to cause any changes in the nature of Syntex's business, other than the disposition of the Syva Business (as hereinafter defined), as required by the terms of the Agreement Containing Consent Order entered into among Roche, Syntex and the Staff of the Federal Trade Commission (the "FTC") on August 17, 1994, and provisionally accepted by the FTC on August 29,1994, to resolve certain antitrust concerns. For a more detailed description of the business to be divested and the terms of the Agreement Containing Consent Order, see "Certain Regulatory Considerations -- Antitrust."

     Roche Capital is a wholly owned subsidiary of Sapac Corporation Limited ("Sapac"), which, in turn, is a wholly owned subsidiary of Roche Holding Ltd ("Roche"). Sapac, incorporated as a non-resident corporation under the laws of the Province of New Brunswick, Canada on April 13, 1962, has its principal executive offices at Cerrito 461, Montevideo, Uruguay. Sapac is the holding company for Roche's operating subsidiaries principally in Canada, Mexico, Central and South America as well as in various countries in South East Asia, Africa and Australia.

     Roche is the parent company of an international health care concern operating in more than 100 countries and employing more than 56,000 people
worldwide.   Roche was incorporated in 1896 in Basel, Switzerland under the name F. Hoffmann-La Roche and Co. Roche assumed its present name in June 1989 following a capital and corporate restructuring which established Roche solely as a holding company and transferred operating businesses and related assets and liabilities to a newly established operating subsidiary, F. Hoffmann-La Roche Ltd.

     Roche, including its subsidiaries (collectively, the "Roche Group"), engages primarily in the development and manufacture of pharmaceuticals, vitamins and fine chemicals, diagnostics, flavors and fragrances and in the business of analytical laboratory services. The Roche Group is one of the world's leading research-based health care groups active in the discovery, development, manufacture and marketing of pharmaceuticals and diagnostic systems. The Roche Group is also one of the world's largest producers of vitamins and carotenoids and of fragrances and flavors. The principal executive offices of Roche are located in Basel, Switzerland.

     Since Roche Capital has never carried on any business of any kind other than activities incident to the Merger, little meaningful financial data is available with respect to Roche Capital. It owns no physical properties, other than all outstanding shares of common stock of its wholly owned subsidiary, Roche (Panama), (and of one other wholly-owned subsidiary, which has never carried on any business transactions) and approximately 93.4% of the outstanding Common Stock of Syntex. There are no pending legal proceedings to which Roche Capital or its subsidiary, Roche (Panama), is a party or which relate to the property of Roche Capital or Roche (Panama).

Syntex Corporation

     Syntex is a Panamanian corporation with its principal administrative offices located at 3401 Hillview Avenue, Palo Alto, California 94304. The company currently has more than 9,000 employees and has research centers in Palo Alto, California, Scotland, England, Mexico and Japan. Syntex is principally engaged in the discovery, development, manufacture and sale of pharmaceutical products and medical diagnostic systems. The pharmaceuticals business segment consists of human pharmaceuticals and animal health products. Human pharmaceuticals are primarily ethical pharmaceuticals that are generally provided to the medical profession and require a prescription. The diagnostics business segment consists primarily of systems to measure levels of commonly abused drugs, therapeutic drugs and naturally occurring substances in blood and urine and tests to detect sexually transmitted and other infectious diseases.

     Syntex files periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The description of Syntex in this Proxy Statement/Prospectus is qualified in its entirety by reference to Syntex's Annual Report on Form 10-K for the fiscal year ended July 31, 1993 (attached hereto as Appendix C), its Quarterly Reports on Form 10-Q for the quarters ended October 31, 1993, January 31, 1994 and April 30, 1994 (attached hereto as Appendices D, E and F, respectively), and its Reports on Form 8-K dated May 1, 1994 and September 1, 1994 (attached hereto as Appendices G and H, respectively) and the information set forth in such reports is incorporated herein by reference.

     Syntex's leading prescription pharmaceutical products are NAPROSYN [Registered] (naproxen), a non-steroidal anti-inflammatory drug to treat inflammation and pain, and TORADOL [Registered] (ketorolac), a non-steroidal anti-inflammatory drug for the short-term management of pain. Syntex's additional main products include oral contraceptives, medicines to treat allergies, cardiovascular and cerebrovascular disease and dermatological products.

     In October, 1993, Syntex launched its own generic version of naproxen in the United States. An over-the-counter formulation of naproxen sodium, which is marketed under the trademark "ALEVE [Registered]" by Syntex's United States joint venture with Procter & Gamble Company, was launched in June 1994. In August 1994, American Home Products, the producer of a competing product, filed a complaint in the United States District Court for the District of New Jersey alleging, among other things, false advertising and unfair competition in the marketing of ALEVE [Registered] and seeking injunctive relief and compensatory damages in an unspecified amount. Syntex and Procter & Gamble Company each believes that it has valid defenses to the action and intends to oppose it vigorously.

     Syntex currently has in clinical trials compounds being studied for the prevention and treatment of organ transplant rejection, and for the treatment of amyotrophic lateral sclerosis (Lou Gehrig's disease), osteoporosis and peripheral arterial disease, among others. Results recently received from clinical trials of the transplant rejection compound for the prevention of acute rejection of kidney transplants were favorable, as were results from clinical trials of an oral form of CYTOVENE [Registered] (ganciclover sodium), an anti-viral compound, for maintenance treatment of cytomegalovirus retinitis in immunocompromised patients. Syntex has submitted a new drug application for the oral formulation of CYTOVENE [Registered], and expects to submit new drug applications for the transplant-related compound later this calendar year.

			      THE SPECIAL MEETING

     This Proxy Statement/Prospectus is being furnished to the holders of Syntex Common Stock in connection with the solicitation of proxies by the Board of Directors of Syntex for use at its Special Meeting and at any adjournment thereof. The purpose of the Special Meeting is to consider and vote on the Merger Agreement and the Merger contemplated thereby. Holders of Syntex Common Stock entitled to vote will also consider and vote upon any other matter that may properly come before the Special Meeting. The Special Meeting will be held on October 28, 1994, at Syntex's office at Edificio Plaza Bancomer, Calle 50, Panama City, Republic of Panama, commencing at ten o'clock A.M., Local Time.

     THE BOARD OF DIRECTORS OF SYNTEX HAS, BY A UNANIMOUS VOTE OF THOSE MEMBERS PRESENT, APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND HAS RECOMMENDED THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. THE BOARD OF DIRECTORS OF SYNTEX HAS, HOWEVER, MADE NO RECOMMENDATION WITH RESPECT TO THE ELECTION TO RECEIVE SHARES OF THE NEW ISSUE OF A LIMITED CONVERSION PREFERRED STOCK TO BE ISSUED BY ROCHE CAPITAL IN CONNECTION WITH THE MERGER.

     Record Date and Voting Rights. The Board of Directors of Syntex has fixed the close of business on Friday, October 7, 1994 (the "Record Date") as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of September 27, 1994, there were outstanding and entitled to vote 221,424,609 shares of Syntex Common Stock. Panamanian corporate law requires approval of the Merger Agreement by the holders of a majority of the shares of Syntex Common Stock entitled to vote. Each share of Syntex Common Stock is entitled to one vote.

     As of September 8, 1994, Roche Capital was the beneficial owner of an aggregate of 206,809,298 (approximately 93.4%) of the outstanding shares of Syntex Common Stock. Roche Capital intends to vote its shares of Syntex Common Stock in favor of the approval of the Merger Agreement. The affirmative vote of Roche Capital is sufficient to ensure approval and adoption of the Merger Agreement.

     As of September 27, 1994, directors and executive officers of Syntex and their affiliates did not own any shares of Syntex Common Stock; as of such date, they did own an aggregate of 2,153,142 currently exercisable stock options and options exercisable within sixty days of September 27, 1994, of which 1,714,442 have an exercise price of less than $24.00 per share. The directors and executive officers of Syntex have indicated that they intend to vote any shares of Syntex Common Stock they may own in favor of the approval and adoption of the Merger Agreement.

     Voting and Revocation of Proxies. Proxies for use at the Special Meeting accompany this Proxy Statement/Prospectus. A stockholder may use his or her proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if he or she attends the meeting. A proxy may be revoked by the person giving it at any time before it is exercised by providing written notice of such revocation to the Secretary of Syntex, by submitting a proxy having a later date, or by that person appearing at the meeting and electing to vote in person. Any proxy validly submitted and not revoked will be voted in the manner specified therein by the
stockholder.   If no specification is made, shares of Syntex Common Stock represented by proxy will be voted FOR approval of the Merger Agreement. Because a majority of all of the outstanding Syntex Common Stock must be voted in favor of the Merger, abstentions and broker nonvotes will have the effect of a vote against approval of the Merger. All votes will be tabulated by the two inspectors of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., votes withheld by nominee recordholders because they do not receive instructions from the beneficial owner and are not permitted by the rules of the New York Stock Exchange to vote without instructions on a particular proposal). The Syntex Board of Directors does not know of any other matter that will be presented for action at the Special Meeting; if, however, any other matter properly comes before the Special Meeting, the persons named in the proxy or their substitutes will vote thereon in accordance with their judgment.

     In addition to mailing this material to Syntex stockholders, Syntex has asked banks and brokers to forward copies to persons for whom they hold stock of Syntex and to request authority for execution of the proxies. Syntex will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of Syntex may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by Syntex in connection with the solicitation of votes for the Special Meeting. Syntex does not currently intend to employ any other party to assist in the solicitation process.

				  THE MERGER
Background of and Reasons for the Merger -- Roche Capital

     The Roche Group is a leader in research-based healthcare. It has a long tradition of innovative breakthroughs in drug development and is a pioneer in pharmaceutical and other applications. Roche already has a substantial presence in the United States through its U.S. affiliate and subsidiary, Hoffmann-La Roche Inc., which is based in Nutley, New Jersey. Roche and its affiliates employ more than 17,000 people in its activities in pharmaceuticals, vitamins and fine chemicals and diagnostics in the United States.

     In late 1993, Roche communicated to representatives of Syntex its interest in exploring opportunities for collaboration, strategic alliance or some form of combination between Roche and Syntex. In December 1993, Roche communicated to Syntex Roche's possible interest in pursuing an acquisition of Syntex for cash at a price of between $21 and $27 per Share. Roche was thereafter informed by representatives of and counsel for Syntex that the Board of Directors of Syntex had formed a special committee to consider all alternatives that might be available to Syntex and that, if Syntex were to pursue the possibility of an acquisition or other business combination, Syntex might contact Roche to explore such a transaction with Roche. In late February 1994, representatives of Syntex informed representatives of Roche that Syntex intended to explore several other possible transactions with other parties and wished to explore an acquisition or combination transaction with Roche. Thereafter, Roche and Syntex entered into a confidentiality agreement, and Syntex provided certain financial and other information concerning Syntex and its business to Roche. During the week beginning March 8, 1994, Roche communicated, to representatives of Syntex, Roche's interest in acquiring
Syntex for cash.   Discussions and negotiations between Roche and Syntex
followed, and on April 28, 1994, Roche Capital offered to acquire Syntex for a price of $24.00 in cash per Share. On May 1, 1994, Roche Capital, Roche (Panama) and Syntex executed the Merger Agreement.

     Roche believes the acquisition of Syntex will favorably complement Roche's U.S. operations and its pharmaceuticals portfolio. Syntex has built up a pharmaceutical product pipeline which offers the chance to enter into indications with a high market potential. Syntex currently has in clinical trial compounds being studied for the prevention and treatment of organ transplant rejection, and for the treatment of amyotrophic lateral sclerosis, osteoporosis and peripheral arterial disease, among others. Also, seventy percent of Syntex's 1993 worldwide sales of $2.1 billion were in the United States.

Background of and Reasons for the Merger -- Syntex

     During the first part of 1994, the Syntex Board of Directors and its senior management actively studied the changing healthcare environment, evaluated the increasingly competitive pharmaceutical industry and analyzed Syntex's current and future prescription pharmaceutical product line to
determine how it might fit into the changing environment.   Syntex was aware
that many other companies were considering or had entered into a variety of strategic transactions to strengthen their positions for the future, recognizing the uncertainties surrounding the future of the pharmaceutical industry and the rapid pace of change in the industry. Such transactions included joint ventures, joint marketing arrangements, acquisitions of new product lines, acquisitions of other companies in related fields or consolidations with other companies. In addition, Syntex took into account the fact that its United States patent on naproxen, one of Syntex's most significant products, expired in December 1993. This expiration caused Syntex's revenues and profits from this product to decline sharply.

     In recent years, Syntex and Roche have from time to time explored opportunities for collaboration, strategic alliance or some form of combination. In December 1993, Roche communicated to Syntex Roche's possible interest in pursuing an acquisition of Syntex at a price per Share between $21 and $27.

     In December 1993, the Syntex Board of Directors created the Special Committee to review the strategic options facing Syntex without any preconceived notions as to what would best serve Syntex's stockholders, employees and customers in the near and long term and to consider and make recommendations with respect to the available means to maximize stockholder value. The initial members of the Special Committee were Anthony Solomon (Chairman), Julius R. Krevans and Robert S. Miller, Jr. Following its creation the Special Committee undertook, with the assistance of Wilkerson Group (a financial consulting firm), Goldman, Sachs & Co. ("Goldman, Sachs"), legal advisors and members of Syntex's management, a review of Syntex's financial condition and prospects, including the effect on Syntex of the expiration of its United States patent on naproxen, the status of Syntex's research and development pipeline and the potential for realizations of values therefrom, the impact of managed healthcare on the pharmaceutical industry as a whole and Syntex in particular, and the changing healthcare environment. In addition, the Special Committee reviewed the impact on Syntex and the possible values for Shares attributable to different strategic alternatives, including the implementation of a restructuring plan to reduce Syntex's costs during a period of lower revenues, certain alliances and business combinations with companies of smaller or similar size in the pharmaceutical or biotech industries and the possible sale of Syntex.

     In February 1994, the Special Committee entered into a written engagement letter with Goldman, Sachs to serve as independent financial advisor in connection with various strategic alternatives which Syntex was considering. Beginning in February 1994, the Special Committee and the Board of Directors determined to approach a number of companies which might be interested in engaging in a strategic alliance, business combination or acquisition transaction with Syntex. The Special Committee was expanded at this time to include Paul E. Freiman and Dr. George Rosenkranz. At the same time, Syntex continued to develop plans with respect to additional restructuring efforts that it could undertake in the event that a satisfactory result from available alternatives was not achieved. One of the parties so approached was Roche, and on February 28, 1994, Syntex and Roche entered into a confidentiality and standstill agreement which governed the conditions of disclosure of certain financial and other information by Syntex.

     Following its review of certain financial and other information regarding Syntex, during the week of March 8, 1994, Roche communicated to representatives of Syntex its interest in acquiring Syntex for $20 per share. After being advised that the Special Committee was not prepared to recommend such a transaction, and following additional discussions with Syntex's representatives, Roche indicated a willingness to consider a transaction in which it would pay $20 per share together with a participation right based on the sales of one of Syntex's new products (in the clinical testing stage) or, alternatively, $23 per share. After consideration, the Special Committee indicated to Roche and the Board of Directors that it was unable to recommend any such transaction.

     Throughout the remainder of March and April 1994, representatives of Syntex continued to approach a number of parties who might be interested in a transaction with Syntex and, as a result of those efforts, Syntex entered into confidentiality and standstill agreements with three of such parties. In connection therewith, during the week of April 18, 1994, representatives of Syntex indicated to Roche and other parties that, although no determination had been made to recommend a sale of Syntex, the Special Committee was interested in receiving proposals to acquire or otherwise engage in a strategic alliance or business combination with Syntex in order to determine which alternative would best serve the interests of Company's stockholders. The Special Committee set a preliminary deadline of the end of the week of May 9, 1994, for receipt of any such proposals.

     After initial discussions concerning Roche's participation in the process outlined by the Special Committee, Roche indicated that it might consider unilaterally submitting a proposal to Syntex at a time other than that proposed by the Special Committee in connection with such process.
Immediately prior to Syntex's regularly scheduled Board of Directors meeting on April 28, 1994, Roche submitted a written proposal to Syntex which by its terms expired on May 1, 1994. The terms of Roche's proposal were substantially similar to the transactions contemplated by the Merger Agreement. After reviewing the terms of Roche's proposal together with their financial and legal advisors, the Special Committee and the Board of Directors determined to allow their advisors and representatives to proceed with negotiating definitive agreements with respect to Roche's proposal provided that the other parties that had entered into confidentiality and standstill agreements with Syntex would continue to be afforded the opportunity to review financial and other information provided by Syntex and to submit proposals under the process previously outlined by the Special Committee. Negotiations with respect to Roche's proposal then ensued.

     At a meeting held on May 1, 1994, the Special Committee reconvened and, after reviewing matters with the legal and financial advisors, determined by a unanimous vote of those members who were present that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the stockholders of Syntex, and recommended that the Board of Directors approve the Merger Agreement and the transactions contemplated thereby. In so doing, however, the Special Committee made no recommendation with respect to the election by stockholders to receive shares of Limited Conversion Preferred Stock to be issued by Roche Capital in connection with the Merger. After hearing the report of the Special Committee, the Board of Directors approved the Merger Agreement and the transactions contemplated thereby. With respect to the Merger, the Board of Directors, by a unanimous vote of those members present, recommended that the stockholders of Syntex vote in favor of approval and adoption of the Merger Agreement and the Merger, but made no recommendation with respect to the election to receive shares of the new issue of a Limited Conversion Preferred Stock to be issued by Roche Capital in connection with the Merger.

     In determining to recommend the approval of the Merger Agreement and the transactions contemplated thereby to the full Board of Directors, and in approving the Merger Agreement and the transactions contemplated thereby, the Special Committee and the Board of Directors, respectively, considered a number of factors. The material factors considered were:

	 (i) the knowledge of the Special Committee and the Board of Directors of the competitive uncertainties that could result from changes in the pharmaceutical and healthcare industries and the belief of the Special Committee and the Board of Directors as to the risks associated with such changes with respect to Syntex;

	 (ii) presentations by the management of Syntex, and its consulting and financial advisors, regarding the financial condition, results of operations, businesses and prospects of Syntex, including the status of Syntex's research and development pipeline, the impact of the expiration of the United States naproxen patent on Syntex and the competitive uncertainty that could result from major changes in the pharmaceutical, medical diagnostic and healthcare industries;

	 (iii) that the $24.00 per Share price to be paid to holders of Syntex Common Stock represented (A) a premium of approximately 57% over the closing sales price for the Shares on the New York Stock Exchange (the "NYSE") on April 29, 1994, the last trading day prior to the public announcement of the execution of the Merger Agreement; (B) a premium of approximately 88% over the closing sales price for the Shares on the NYSE one week prior to April 29, 1994; and (C) a premium of approximately 73% over the closing sales price for the Shares on the NYSE four weeks prior to April 29, 1994;

	 (iv) that the trading price of the Shares had not exceeded the $24.00 per Share price since December 14, 1992, and that since May 6, 1992, the Share price was on a downward trend from a high of $461/4 to a low of $123/4 on April 22, 1994;

	 (v) the written opinion of Goldman, Sachs, dated May 1, 1994, to the effect that as of the date of the opinion the $24.00 per Share cash consideration to be received by the holders of the Shares in the transactions contemplated by the Merger Agreement is fair to such holders (the "Opinion"). A copy of the Opinion of Goldman, Sachs is attached hereto and filed as Appendix B, and is incorporated herein by reference.

	 (vi) that the Merger Agreement is structured so as not to be contingent upon the outcome of Syntex's ongoing clinical testing;

	 (vii) that the Merger Agreement is structured so as to permit Syntex to continue the process established by the Special Committee such that, on or before May 14, 1994, Syntex could receive acquisition and other proposals from third parties that were bound by a standstill agreement with Syntex on the date on which the Merger Agreement was executed, and could engage in negotiations with, or disclosed nonpublic information or afford access to, any such party;

	 (viii) that the Merger Agreement is structured to permit the Board of Directors of Syntex, in the exercise of its fiduciary duties, to engage in negotiations with, or disclose nonpublic information or afford access to, any third party that may have been considering making, or had made, an Acquisition Proposal (as defined in the Merger Agreement), or waive any standstill or similar agreements entered into by Syntex;

	 (ix) the terms and conditions of the Merger Agreement, including that Roche Capital could be entitled to fees and expenses of $35,000,000, upon termination of the Merger Agreement in certain circumstances, including without limitation the modification or withdrawal of the Board of Directors' recommendation with respect the Merger, or if any person or group were to acquire beneficial ownership of more than 50% of any class or series of Syntex's capital stock;

	 (x) the ability of Roche Capital to consummate the Merger without conditioning the Tender Offer which preceded the Merger on obtaining any specific financing commitments; and

	 (xi) a review of the terms of the LCPS of Roche Capital (including the dividend rate, the exchange ratio, the redemption provisions, the restrictions on transferability and the right to exchange, the uncertainty regarding the optional redemption or exchange of such stock and other provisions) and, after consultation with Goldman, Sachs, the determination of the Board of Directors that the LCPS would be expected to trade, if it were not restricted from trading by its terms, at a discount to the $24.00 cash price offered in the Tender Offer and the Merger, and the knowledge of the Special Committee and the Board of Directors that, despite such terms, Syntex's long-term stockholders who have a low tax basis in their Shares might desire to have the opportunity to receive consideration for their Shares in a tax-free manner.

     The Board of Directors did not assign relative weights to the factors or determine that any factor was of particular importance. Rather, the Board of Directors viewed its position and recommendations as being based on the totality of the information presented to and considered by it.

Opinion of Financial Advisor to the Syntex Board

     Goldman, Sachs acted as financial advisor to Syntex in connection with the Merger. At the meeting of the Board of Directors on May 1, 1994, Goldman, Sachs advised the Board and delivered its written opinion, dated May 1, 1994, to the Board of Directors of Syntex to the effect that as of the date of the Opinion the $24.00 per Share cash consideration to be received by the holders of the Shares in the transactions contemplated by the Merger Agreement is fair to such holders. Goldman, Sachs expressed no view as to the value of the LCPS or as to the fairness of the LCPS as consideration in the Merger.

     The full text of the Opinion, which sets forth assumptions made, matters considered and limits on the review undertaken, is attached hereto as Appendix B and is incorporated herein by reference. Syntex stockholders are urged to read the Opinion carefully in its entirety. The following summary of the Opinion is qualified in its entirety by reference to the full text of the
Opinion.   Goldman, Sachs' opinion, which was addressed to the Board of
Directors of Syntex, was directed only to the fairness of the cash consideration to be received by the holders of the Shares in the transactions contemplated by the Merger Agreement. Goldman, Sachs made and makes no recommendation to any Syntex stockholder as to how such stockholder should vote at the Special Meeting, as to the value or fairness of the LCPS as consideration in the Merger or as to any other matter.

     In rendering the Opinion, Goldman, Sachs reviewed, among other things,
(i) drafts of the Merger Agreement and the Guaranty; (ii) Annual Reports to Stockholders and Annual Reports on Form 10-K of Syntex for the fiscal year ended July 31, 1993; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Syntex; (iv) certain other communications from Syntex to its stockholders; and (v) certain internal financial analyses and forecasts for Syntex prepared by its management. Goldman, Sachs also held discussions with members of the senior management of Syntex regarding its past and current business operations, financial condition and future prospects. In addition, Goldman, Sachs reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for Syntex with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the pharmaceutical industry specifically, and in other industries generally, and performed such other studies and analyses as it considered appropriate.

     Goldman, Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its Opinion. Goldman, Sachs did not make an independent evaluation or appraisal of the assets or liabilities of Syntex nor was it furnished with any such evaluation or appraisal. In providing its Opinion, Goldman, Sachs did not express any view as to the value of the LCPS or as to the fairness of the LCPS as consideration in the Merger.

     Goldman, Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distribution of listed and non-listed securities, private placements and valuations for estate, corporate and other purposes. Syntex selected Goldman, Sachs as its financial advisor on the basis of Goldman, Sachs' experience and expertise in transactions similar to the transactions contemplated by the Merger Agreement.

     Goldman, Sachs was retained by the Special Committee of Syntex to act as independent financial advisor to Syntex with respect to the recently completed Tender Offer, the Merger and matters arising in connection therewith.
Pursuant to a letter agreement dated March 1, 1994, which replaced a February 1994 letter agreement among the parties, if the Tender Offer and the Merger are consummated, Syntex will pay Goldman, Sachs, for its services in connection with the foregoing matters, a fee of approximately $10,750,000, which amount includes minimum fees of $600,000 that were payable to Goldman,
Sachs at the start of the engagement.   Syntex has also agreed to reimburse
Goldman, Sachs for its reasonable out-of-pocket expenses, including the fees and expenses of its counsel, and to indemnify Goldman, Sachs against certain liabilities, including liabilities arising under the federal securities laws.

     Goldman, Sachs has provided certain investment banking services to Syntex from time to time for which its has received customary compensation. In the ordinary course of its business, Goldman, Sachs actively trades the debt and equity securities of Syntex for its own account and for the accounts of customers and Goldman, Sachs may, therefore, at any time hold a long or short position in such securities.

     Syntex has also agreed to pay to the investment banking firm of Allen & Company Incorporated a fee of $2,500,000 for the services it has rendered in participating in originating the Tender Offer and assisting in negotiating the Merger. Allen & Company Incorporated has provided investment banking services to Syntex on a wide variety of matters for a number of years.

Interests of Certain Persons in the Merger

  Syntex Board of Directors and Management

     Certain directors and officers of Syntex may be deemed to have interests in the Merger that are in addition to their interests, if any, as holders of shares of Syntex Common Stock and the interests of Syntex's stockholders generally.

     Officers. The Merger Agreement provides that the current Syntex officers will be the officers of the Surviving Corporation until such time as successors may be appointed. See "Terms of the Merger."

     Ownership of Syntex Common Stock. As of September 27, 1994, directors and executive officers of Syntex did not own any shares of Syntex Common Stock; as of that date, they did own an aggregate of 2,153,142 currently exercisable stock options and options exercisable within sixty days of September 27, 1994, of which 1,714,442 have an exercise price of less than $24.00 per share. More detailed information regarding stock ownership is provided in "Management after the Merger."

     Merger Compensation. The law firm of Holtzmann, Wise & Shepard, of which Mr. Howard M. Holtzmann, a director, is a partner, rendered general legal services to Syntex and its subsidiaries for the fiscal year ended July 31, 1994 for which fees of $858,434 have been approved. Additional fees of $1,500,000 have been approved for services of the firm in connection with the Transaction.

     Severance Plans. Syntex has entered into severance agreements with certain Syntex executives, which provide certain benefits if following a change of control Syntex terminates the executive's employment for any reason other than disability or for cause, or so alters his or her terms and conditions of employment as to afford good reason for the executive to
terminate his or her employment.   A more detailed description of these
agreements is provided in "Management after the Merger -- Executive Compensation and Benefit Plans."

     Exercise of Stock Options. On May 26, 1994, the Board of Directors of Syntex adopted resolutions amending, and took certain other actions with respect to, Syntex's 1984 Stock Option and Stock Appreciation Rights Plan, 1991 Stock Option Plan for Non-Employee Directors, and Call-to-Action Incentive Plan to permit those officers and directors of Syntex who are subject to Section 16 of the Exchange Act to exercise their stock options with a non-interest bearing full recourse note on the date immediately prior to the Effective Time (as defined in the Merger Agreement). The option shares will be pledged to Syntex to secure payment of the notes, and Syntex will withhold from the merger consideration payable with respect to the option shares an amount sufficient to pay off the notes in full. The Board took such action in order to facilitate the disposition of securities held by such officers and directors in full compliance with the requirements of
Section 16 of the Exchange Act. The net consideration payable to such directors and officers with respect to their outstanding options will not be increased as a result of permitting them to exercise their options in this manner.

     Director and Officer Indemnification and Insurance. The Merger Agreement provides that Roche Capital will cause the Surviving Corporation to indemnify and hold harmless the present and former officers and directors of Syntex in respect of acts or omissions occurring prior to the Effective Time to the maximum extent permitted under Syntex's articles of incorporation and bylaws in effect on the date of the Merger Agreement. See "Certain Other Provisions of the Merger Agreement -- Agreement with Respect to Director and Officer Indemnification and Insurance."

  Roche Capital Corporation

     As of September 8, 1994, Roche Capital beneficially owned an aggregate of 206,809,298 of Syntex Common Stock (or approximately 93.4% of the then outstanding shares of Syntex Common Stock.) Under applicable Panamanian corporate law, approval of the holders of the majority of shares of the voting stock of a corporation are required for approval of a merger; the vote of Roche Capital is therefore sufficient to ensure approval of the Merger. See "The Special Meeting -- Record Date and Voting Rights."

Terms of the Merger

     The summary of the principal terms of the Merger set forth below is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A, and is incorporated herein by reference.

     The Merger Agreement provides that, as a first step in the transaction, Roche Capital would offer to purchase all outstanding shares of Syntex Common Stock at $24.00 per Share, net to seller in cash. Roche Capital commenced its Tender Offer on May 6, 1994. The Tender Offer expired on August 31, 1994. Roche Capital purchased 206,809,298 Shares (approximately 93.4% of the Shares outstanding as of September 8, 1994) in the Tender Offer.

     The Merger Agreement provides further that, unless the Merger Agreement is terminated (see "Termination" below), provided all the conditions to the Merger have been satisfied or, to the extent permitted under the Merger Agreement, waived at the Effective Time (as defined in the Merger Agreement), Roche (Panama) will be merged with and into Syntex, whereupon the separate existence of Roche (Panama) will cease and Syntex will be the surviving corporation ("Surviving Corporation"). The articles of incorporation and bylaws of Roche (Panama) in effect at the Effective Time will become the articles of incorporation, and bylaws, respectively, of the Surviving
Corporation.   From and after the Effective Time until successors are duly elected or appointed in accordance with applicable law, (i) the directors of Roche (Panama) at the Effective Time will be the directors of the Surviving Corporation, and (ii) the officers of Syntex at the Effective Time will be the officers of the Surviving Corporation.

    Consideration

     Consideration To Be Paid In The Merger. In the Merger, each share of Syntex Common Stock outstanding immediately prior to the Effective Time and not held by Syntex as treasury stock or owned by Roche Capital or any affiliate of Roche Capital immediately prior to the Effective Time, will be converted into the right to receive (i) $24.00 in cash ("Cash Consideration") or, (ii) at the election of the holder subject to certain restrictions, 0.024 shares of LCPS, each full share of which will have a stated value and liquidation value of $1,000 ("Stock Consideration") (the Stock Consideration and Cash Consideration referred to herein collectively as the "Merger Consideration"). The terms, preferences, rights and privileges of the LCPS are described in detail below. See "Description of Roche Capital Limited Conversion Preferred Stock". Shares held by Syntex as treasury stock or owned by Roche Capital or any subsidiary of Roche Capital immediately prior to the Effective Time will be canceled, and no payment will be made with respect thereto.

     STOCKHOLDERS ARE URGED TO READ CAREFULLY THE INFORMATION DISCLOSED UNDER "RISK FACTORS" AND "DESCRIPTION OF ROCHE CAPITAL LIMITED CONVERSION PREFERRED STOCK" PRIOR TO MAKING A DECISION TO ELECT THE STOCK CONSIDERATION. NEITHER THE SYNTEX BOARD OF DIRECTORS NOR ITS FINANCIAL ADVISORS HAVE EXPRESSED ANY VIEW AS TO THE FAIRNESS TO STOCKHOLDERS OF THE STOCK CONSIDERATION.

     Stock Election Procedure. ANY STOCKHOLDER WHO WOULD LIKE TO RECEIVE SHARES OF LCPS INSTEAD OF THE CASH CONSIDERATION MUST REQUEST AN ELECTION
FORM.   The Exchange Agent will mail an Election Form (and a letter of transmittal for use in exchanging certificates representing Shares) to each holder of Shares who requests such an Election Form. A request for an Election Form must be received by the Exchange Agent no later than 5 p.m. New York City time on Tuesday, October 18, 1994. Requests for an Election Form must be made in writing to Wachovia Bank of North Carolina, N.A., Corporate Trust Department, P.O. Box 3001, Wachovia East Building, 2nd Floor, 301 N. Church Street, Room 226, Winston-Salem, N.C. 27101, facsimile no. (910) 770-4832. (the "Exchange Agent").

     ANY HOLDER OF SYNTEX SHARES WHO DOES NOT REQUEST AN ELECTION FORM, AND ANY HOLDER WHO DOES NOT SUBMIT A VALID ELECTION FORM, WILL RECEIVE THE CASH
CONSIDERATION.   INSTRUCTIONS FOR PROCEDURES RELATING TO PAYMENT OF CASH
CONSIDERATION WILL BE SENT TO HOLDERS FOLLOWING THE SPECIAL MEETING.

     ANY HOLDER WHO WISHES TO RECEIVE ONLY CASH NEED NOT REQUEST AN ELECTION
FORM.

     Each holder of Shares will have the right to specify in the Election Form the number of Shares owned by such holder that such holder desires to have converted into the right to receive cash in the Merger (a "Cash Election") and the number of Shares owned by such holder that such holder desires to have converted into the right to receive shares of LCPS in the Merger (a "Stock Election"). A STOCK ELECTION MUST BE MADE WITH RESPECT TO AT LEAST ONE
HUNDRED SHARES OF SYNTEX COMMON STOCK TO BE A VALID STOCK ELECTION.   A Stock
Election will be effective only if the Exchange Agent shall have received no later than 5:00 p.m. New York City time on Tuesday, October 25, 1994 (the "Election Deadline") (i) an Election Form covering the Shares to which such Stock Election applies, executed and completed in accordance with the instructions set forth in such Election Form and (ii) the certificate or certificates representing such Shares, in such form and with such endorsements, stock powers and signature guarantees as may be required by such Election Form. A Stock Election may be revoked or changed only by delivering to the Exchange Agent, prior to the Election Deadline, a written notice of revocation or, in the case of a change, a properly completed revised Election Form that identifies the share certificates to which such revised Election Form applies. Delivery to the Exchange Agent prior to the Election Deadline of a revised Election Form with respect to any certificate representing Shares will result in the revocation of all prior Election Forms with respect to all Shares evidenced by such certificate. In the event the Merger Agreement is terminated in accordance with Article X thereof, all Election Forms delivered to the Exchange Agent on or prior to the date of such termination shall be deemed revoked. If an Election Form is revoked (either by delivery of a written notice of revocation or by delivery of a revised Election Form), the Shares of Common Stock, represented by such Election Form will become Shares for which no election is made and the holder of such Shares will receive cash in accordance with the instructions provided by the holder in such Election Form, unless such person otherwise instructs the Exchange Agent. For purposes of this Proxy Statement/Prospectus, "Non-Electing Shares" means all Shares (other than Shares that are to be canceled in the Merger) as to which an effective Stock Election has not been made as of the Election Deadline. All Non-Electing Shares will be deemed to have made the Cash Election.

     No assurance can be given that a Stock Election by any given Stockholder can be accommodated. See "Allocation of LCPS in the Event of Oversubscription".

     The determination of the validity and effectiveness of Election Forms, revocations thereof and the date and time such Election Forms or revocations were received will be made by the Exchange Agent and will be binding.

     Allocation Of LCPS In The Event Of Oversubscription. Roche Capital is not obligated to accept Stock Elections with respect to more than 15% of the shares of Syntex Common Stock that were outstanding as of May 1, 1994. Roche Capital is obligated to issue shares of LCPS only to the extent that the LCPS would be "held of record" (as such term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 12g5-1 thereunder) by not more than 299 persons. If the issuance of shares of LCPS in respect of all Shares as to which valid Stock Elections are made would result in the LCPS being "held of record" by more than 299 persons, subject to the terms of the Merger Agreement, Roche Capital will issue LCPS to the maximum number of persons who have made a valid Stock Election such that, after giving effect to such issuance, the LCPS are held of record by 299 persons. In the event more than 299 holders of Shares make a valid Stock Election, Roche Capital and the Special Committee of the Board of Directors of Syntex will jointly agree, in their discretion, the method for selecting the holders who will be entitled to receive shares of LCPS in the Stock Election; such method may consist of a lottery, selection by lot or the aggregate number of Shares as to which a holder makes a valid Stock Election, or any other method. In the event Roche Capital and the Special Committee of the Board of Directors of Syntex are unable to agree on such a method, holders who made a Stock Election will be deemed to have made a Cash Election.

     NO ASSURANCE CAN BE GIVEN THAT A STOCK ELECTION BY ANY GIVEN STOCKHOLDER CAN BE ACCOMMODATED.

     In the event that more than 299 holders of Shares make otherwise valid Stock Elections, but Roche Capital and the Special Committee of the Board of Directors of Syntex are unable jointly to agree the method for selecting holders who will be entitled to receive LCPS pursuant to otherwise valid Stock Elections, the Merger Agreement provides that Roche Capital may, in its sole discretion, agree with Syntex stockholders to exchange such stockholders' Shares for LCPS (an "Alternative Exchange"), so long as all such Alternative Exchanges, if any, are effected on the same terms. Roche Capital will not, however, be required to agree to make an Alternative Exchange with any Syntex stockholder and may, in its sole discretion, determine to effect an Alternative Exchange with one or more, but fewer than all, stockholders who may have made a Stock Election or otherwise desire to effect an Alternative Exchange. Any determination by Roche Capital to effect or not effect an Alternative Exchange with any stockholder will be made in the sole discretion of Roche Capital. There can be no assurance that any Alternative Exchange will be effected, nor any assurance that if more than one such Alternative Exchange is effected, that all such Alternative Exchanges will be effected in the same manner, at the same time or with the same effects on stockholders with whom Roche Capital effects Alternative Exchanges. The time and manner of any Alternative Exchange will be determined by Roche Capital in its sole discretion, subject only to any restrictions in the Merger Agreement.

     Conversion Of Syntex Shares. The conversion of shares of Syntex Common Stock, with respect to which a valid Stock Election has not been made, into the right to receive the Cash Consideration will occur at the Effective Time of the Merger. As soon as practicable as of or after the Effective Time of the Merger, the Exchange Agent will send a transmittal form to each holder of Syntex Common Stock (other than holders of Syntex Common Stock who have properly submitted effective Stock Election Forms to the Exchange Agent and whom Roche Capital has determined will receive shares of LCPS for all of the Syntex Common Stock with respect to which such Stock Election was made). The transmittal form will contain instructions with respect to the surrender of certificates representing Syntex Common Stock in exchange for the amount of Cash Consideration represented by the certificates so surrendered.

     EXCEPT FOR SYNTEX STOCK CERTIFICATES SURRENDERED WITH THE SUBMISSION OF A STOCK ELECTION FORM AS DESCRIBED ABOVE UNDER "STOCK ELECTION PROCEDURE", SYNTEX STOCKHOLDERS SHOULD NOT FORWARD SYNTEX STOCK CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED TRANSMITTAL FORMS.

     As soon as practicable after the Effective Time, each holder of Shares that have been converted into a right to receive the Cash Consideration, upon surrender to the Exchange Agent of a certificate or certificates, together with a properly completed transmittal form covering the Shares formerly represented by such certificate or certificates, will be entitled to receive the Cash Consideration payable in respect of such Shares. Until so surrendered, each such certificate will, after the Effective Time, represent for all purposes, only the right to receive such Cash Consideration. The Exchange Agent will accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices.

     If any portion of the Merger Consideration is to be paid to a person other than the registered holder of the Shares represented by the certificate or certificates surrendered in exchange therefor, it will be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such certificates or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     After the Effective Time, there will be no further registration of transfers of Shares. If, after the Effective Time, valid certificates representing Shares are presented to Syntex, they will be canceled and exchanged for the Cash Consideration in accordance with the procedures set forth herein.

     Any amounts remaining unclaimed by holders of Shares three years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) will, to the extent permitted by applicable law, become the property of Roche Capital free and clear of any claims or interest of any person previously entitled thereto.

     Fractional Shares. No fractional shares of LCPS will be issued in the Merger. All fractional shares of LCPS that a holder of Syntex Common Stock would otherwise be entitled to receive as a result of the Merger will be aggregated and if a fractional share results from such aggregation, such holder will be entitled to receive, in lieu thereof, an amount in cash determined by multiplying the stated value of the LCPS by the fraction of a share of LCPS to which such holder would otherwise have been entitled.

     Stock Options. In accordance with the terms of the Merger Agreement, the Board of Directors of Syntex has adopted resolutions and taken such other actions as were required to adjust, effective immediately prior to the Effective Time, the terms of all outstanding employee and director stock options to purchase Shares ("Stock Options") and all outstanding stock appreciation rights ("SARs"), whether or not presently exercisable, granted under any stock option or stock appreciation rights plan, program or arrangement of Syntex or its Subsidiaries (as defined in the Merger Agreement) (collectively, the "Stock Plans") to provide that (i) each Stock Option together with any SAR related thereto or granted in tandem therewith and (ii) each SAR granted independent of, and not related to, any Stock Option (a "Free-standing SAR"), in each case outstanding immediately prior to the Effective Time shall be converted into the right of the holder of such Stock Option or Free-standing SAR, as the case may be, to receive a cash payment at that time from Syntex of an amount determined by multiplying (x) the excess, if any, of the Cash Consideration over the applicable exercise price per Share of such Stock Option or strike price per Share of such Free-standing SAR, as the case may be, by (y) with respect to each Stock Option and related SAR, the number of Shares the holder of the Stock Option could have purchased (assuming full vesting of all Stock Options) had such holder exercised such Stock Option in full immediately prior to the Effective Time or, with respect to each Free-standing SAR, the number of Shares with respect to which the Free-standing SAR was granted (assuming full vesting of all Free-standing
SARs). All amounts payable pursuant to this paragraph are subject to any required withholding of taxes and will be paid without interest.

     Moreover, the Board of Directors of Syntex has adopted such resolutions and taken such other actions as were required to provide that the Stock Plans would terminate as of Midnight, August 30, 1994, except with respect to Stock Options and SARs that were outstanding as of Midnight, August 30, 1994 which Stock Options and SARs shall be adjusted immediately prior to the Effective Time as described in the preceding paragraph, and to provide that the provisions in any other Employee Plan or Benefit Arrangement (as defined in the Merger Agreement) providing for the issuance, transfer or grant of capital stock of Syntex were deleted as of Midnight, August 30, 1994, and except as noted above, Syntex will take all necessary actions to provide that following the Effective Time, no holder of a Stock Option or SAR or any participant in any Stock Plan or other Employee Plan or Benefit Arrangement will have any right thereunder to acquire any capital stock of Syntex or the Surviving Corporation.

     Exercise of Stock Options. On May 26, 1994, the Board of Directors of Syntex adopted resolutions amending, and took certain other actions with respect to, Syntex's 1984 Stock Option and Stock Appreciation Rights Plan, 1991 Stock Option Plan for Non-Employee Directors, and Call-to-Action Incentive Plan to permit those officers and directors of Syntex who are subject to Section 16 of the Exchange Act to exercise their stock options with a non-interest bearing full recourse note on the date immediately prior to the Effective Time. The option shares will be pledged to Syntex to secure payment of the notes, and Syntex will withhold from the merger consideration payable with respect to the option shares an amount sufficient to pay off the notes in full. The Board took such action in order to facilitate the disposition of securities held by such officers and directors in full compliance with the requirements of Section 16 of the Exchange Act. The net consideration payable to such directors and officers with respect to their outstanding options will not be increased as a result of permitting them to exercise their options in this manner.

Certain Other Provisions of the Merger Agreement

     Board Representation. The Merger Agreement provides that promptly upon the purchase by Roche Capital of a majority of the outstanding Shares on a fully diluted basis, Roche Capital would be, and Roche Capital therefore now is, entitled to designate that number of directors, rounded up to the next whole number, on the Board of Directors of Syntex that equals the product of
(i) the total number of directors on the Board of Directors (giving effect to the election of any additional directors pursuant to the terms of the Merger Agreement) and (ii) the percentage that the number of Shares owned by Roche Capital and its affiliates bears to the total number of Shares outstanding, and Syntex will upon request by Roche Capital, at Syntex's election, either increase the number of directors or seek and accept resignations of incumbent directors. Syntex will use its best efforts to cause individuals designated by Roche Capital to constitute the same percentage as such individuals represent on the Board of Directors of (x) each committee of the Board (other than any committee of the Board established to take action under the Merger Agreement), (y) each board of directors of each subsidiary of Syntex and (z) each committee of each such board; however, no current member of the Special Committee (as defined in the Merger Agreement) of the Board of Directors will be required to resign from the Board of Directors. Subject to the foregoing, Syntex is to use its best efforts to ensure that all of the members of the Board of Directors and such boards and committees as of the date of the Merger Agreement shall remain members of the Board of Directors and such boards and committees until the Effective Time.

     Syntex's obligations to appoint Roche Capital's designees to the Board of Directors will be subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.

     The Syntex Board of Directors met on September 12, 1994. At that meeting, the Board of Directors accepted the resignations of eight directors (Mr. James N. Wilson, Mr. Dana G. Leavitt, Dr. Miriam Stoppard, Mr. Leonard
Marks, Jr., Mr. Marvyn Carton, Dr. John H. Fried, Hon. Howard M.   Holtzmann
and Mr. Charles A. Lynch) and elected three new members designated by Roche Capital to the Board (Dr. Armin Kessler, Mr. Peter Simon and Dr. Kenneth Taylor). The Board accepted the resignation of Mr. James N. Wilson and
elected Dr. Kenneth Taylor as President and Chief Operating Officer.   The
Board also adopted certain changes to the bylaws of Syntex. The changes to the bylaws of Syntex adopted at the meeting provide that as long as Roche Capital owns a majority of the outstanding shares of the Common Stock of Syntex, at such times as directors of the Syntex Board designated by Roche Capital constitute less than a majority of the directors present at any regular or special meeting of the Syntex Board of Directors, the Board shall, upon request of any director designated by Roche Capital, elect additional Roche Capital designees to fill vacancies existing on the Board of Directors, or shall create additional positions on the Board and elect Roche Capital designees to fill such positions, so that following said election, the number of directors designated by Roche Capital shall equal the number of directors that Roche Capital would be entitled to designate pursuant to the Merger Agreement. If any director designated by Roche Capital were to exercise such right, the board meeting would be immediately adjourned, and no further business would be transacted nor any action taken at such meeting. Second, the bylaws of Syntex were amended to eliminate the Finance Committee, Compensation and Benefits Committee, Committee on Science at Syntex, the Trust Review Committee and Nominating Committee and to establish an Executive Committee to consist of at least three members, the majority of whom will be designated by Roche Capital. At the meeting, Dr. Armin Kessler, Mr. Paul Freiman, Mr. Peter Simon and Dr. Kenneth Taylor were designated as members of the Executive Committee. The Executive Committee will exercise all powers, functions and duties of the Board of Directors with certain exceptions and subject to the restrictions set forth in the Merger Agreement.

     Representations and Warranties. The Merger Agreement contains a number of representations and warranties by Syntex, including representations with respect to its corporate existence and power, corporate authorizations, governmental authorizations, capitalization, subsidiaries, Securities and Exchange Commission filings, financial statements, material liabilities, litigation, taxes, employee benefits, compliance with laws, finders' fees, and environmental matters.

     Agreement with Respect to the Conduct of Business Pending the Merger.
The Merger Agreement provides that between the date of the Merger Agreement and the Effective Time, unless Roche Capital shall have consented in writing, the business of Syntex and its subsidiaries will be conducted in the ordinary course of business consistent with past practice; each of Syntex and its subsidiaries will use its best efforts to preserve intact its business organization and to keep available the services of its present officers and key employees, subject to the terms of the Merger Agreement. Among other things, subject to certain exceptions, neither Syntex nor any of its subsidiaries will (a) adopt or propose any change in its articles of incorporation or bylaws; (b) merge or consolidate with any other person or acquire a material amount of assets of any other person; (c) sell, lease, license or otherwise surrender, relinquish or dispose of any assets or property which are material to Syntex and its subsidiaries as a whole except
(i) pursuant to existing contracts or commitments, (ii) in the ordinary course consistent with past practice or (iii) as Roche Capital may agree in writing;
(d) agree or commit to do any of the foregoing; or (e) (i) take, or agree or commit to take, any action that would make any representation and warranty of Syntex thereunder inaccurate in any respect at, or as of any time prior to, the Effective Time or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time, provided however, that Syntex may take or omit to take such action the effect of which can be cured at or prior to the Effective Time.

     The Merger Agreement also contains provisions relating to (i) the parties' obligations to use their best efforts, (ii) certain filings and consents, and (iii) coordination of public announcements.

     Other Offers. The Merger Agreement provides that from the date of the execution of the Merger Agreement until the termination thereof, Syntex and its subsidiaries will not, and will use their best efforts to cause their respective officers, directors, employees or other agents not to, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined), (ii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel, waive any provision of any standstill or similar agreements entered into by Syntex or (iii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel to Syntex, engage in negotiations with, or disclose any nonpublic information relating to Syntex or any subsidiary or afford access to the properties, books or records of Syntex or any subsidiary to, any person that may be considering making, or has made, an Acquisition Proposal. The Merger Agreement does not, however, prohibit Syntex and its Board of Directors from (i) taking and disclosing a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, and (ii) making such disclosures to Syntex's stockholders which, in the judgment of and subject to the fiduciary duties of the Board of Directors with the advice of counsel, may be required under applicable law.

     Syntex has agreed that it will (i) promptly notify Roche Capital after receipt of any Acquisition Proposal or any inquiries indicating that any person is considering making or wishes to make an Acquisition Proposal, (ii) promptly notify Roche Capital after receipt of any request for nonpublic information relating to Syntex or any subsidiary or for access to the properties, books or records of Syntex or any subsidiary by any person that may be considering making, or has made, an Acquisition Proposal and (iii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel to Syntex, keep Roche Capital advised of the status and principal financial terms of any such Acquisition Proposal, indication or request. The term "Acquisition Proposal" as used in the Merger Agreement means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Syntex or any subsidiary or the acquisition of any equity interest in, or a substantial portion of the assets of, Syntex or any subsidiary, other than the transactions contemplated by the Merger Agreement.

     Conditions to the Merger. The respective obligations of Syntex, Roche Capital and Roche (Panama) to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions: (i) the Merger Agreement shall have been adopted by the affirmative vote of the stockholders of Syntex in accordance with Panama law;
(ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") relating to the Merger shall have expired; (iii) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger; provided that, neither party may assert this condition unless it has used its best efforts to oppose such judgment, injunction, order or decree and to avail itself of all rights of appeal or it has determined, in its reasonable judgment, that such efforts would not have a substantial likelihood of success; (iv) all actions by or in respect of or filings with any governmental body, agency, official, or authority required to permit the consummation of the Merger, including, without limitation, filing articles of merger or other appropriate documents for registration in the Mercantile Registry of the Republic of Panama and pursuant to the Delaware General Corporation Law, shall have been obtained or made (other than those actions or filings which, if not obtained or made prior to the consummation of the Merger, would not individually or in the aggregate reasonably be expected to have a material adverse effect); and (v) the registration statement required to be filed in connection with the issuance of the LCPS shall have been declared effective and no stop order suspending the effectiveness of such registration statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The obligations of Roche Capital and Roche (Panama) to consummate the Merger are subject to the satisfaction of the following further conditions:
(i) either (A) the Committee on Foreign Investment in the United States ("CFIUS") shall have determined not to investigate the Offer and the Merger under Section 721 of the Defense Production Act of 1950, as amended ("Exon-Florio") (either by action or nonaction) or (B) if CFIUS shall have determined to make such an investigation, such investigation shall have been completed and the President shall have determined (either by action or nonaction) not to take any action under Exon-Florio with respect to the transactions contemplated by the Merger Agreement; (ii) Syntex shall have performed in all material respects all of its obligations under the Merger Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms thereof; and (iii) the representations and warranties of Syntex contained in the Merger Agreement and in any certificate or other writing delivered by Syntex pursuant thereto shall be true at and as of the Effective Time as if made at and as of such time.

     The obligation of Syntex to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the condition that Roche Capital and Roche (Panama) shall have performed in all material respects each of their obligations under the Merger Agreement required to be performed by them at or prior to the Effective Time pursuant to the terms thereof and the representations and warranties of Roche Capital and Roche (Panama) contained in the Merger Agreement and in any certificate or other writing delivered by Roche Capital or Roche (Panama) pursuant thereto shall be true at and as of the Effective Time as if made at and as of such time.

     Certain conditions to the Merger have already been satisfied. See "Certain Regulatory Considerations".

     Termination. The Merger Agreement may be terminated at any time prior to the Effective Time, notwithstanding any approval of the Merger Agreement by the stockholders of Syntex, (i) by mutual written consent of Syntex and Roche Capital; (ii) by Roche Capital or Syntex if prior to the Effective Time, the Board of Directors shall have withdrawn or materially modified its approval or recommendation of the Merger or the Merger Agreement, recommended another Acquisition Proposal or entered into a definitive agreement or agreement in principle with respect to another Acquisition Proposal, or resolved to do any of the foregoing; (iii) by either Syntex or Roche Capital, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Roche Capital or Syntex from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;
(iv) by either Roche Capital or Syntex, if the meeting of stockholders of Syntex held for the purpose of voting on the approval and adoption of the Merger Agreement and the Merger shall have been held and the stockholders of Syntex shall have failed to approve and adopt the Merger Agreement and the
Merger at such meeting;   and (vi) by Roche Capital, if Roche Capital shall
have received any communication from the Department of Justice or Federal Trade Commission (each an "HSR Authority") (which communication shall be confirmed to the other parties by the HSR Authority) that causes such party to reasonably believe that any HSR Authority has authorized the institution of litigation challenging the transactions contemplated by the Merger Agreement under the U.S. antitrust laws, which litigation will include a motion seeking an order or injunction prohibiting the consummation of any of the transactions contemplated by the Merger Agreement.

     Agreement With Respect to Employee Matters. The Merger Agreement provides that for a period of at least one year after the Effective Time, Roche Capital shall cause Syntex to continue to maintain Syntex's existing compensation, severance, welfare and pension benefit plans, programs and arrangements (other than any stock based plans, programs and arrangements) for the benefit of current and former employees and directors of Syntex and its Subsidiaries (subject to such modification as may be required by applicable law or to maintain the tax exempt status of any such plan which is intended to be qualified under Section 401(a) of the Code), provided that (i) nothing in the Merger Agreement shall prohibit Roche Capital from replacing any such existing plan or plans, program(s) or arrangement(s) with a plan or plans, program(s) or arrangement(s) which provide such employees and directors with benefits which are not less favorable in the aggregate than the benefits that would have been provided under Syntex's existing plan(s), program(s) or arrangement(s) to the extent such replacement is permitted under the terms of the applicable plan, program or arrangement and (ii) nothing in the Merger Agreement shall obligate Roche Capital to provide such employees and directors with any stock based compensation (including, without limitation, stock options or stock appreciation rights) after the Effective Time.

     In the light of Roche Capital's desire that Syntex provide appropriate employee incentives in the future, Roche Capital has agreed promptly to develop, and Syntex and Roche Capital will promptly cooperate in developing, a new performance based incentive compensation plan for the benefit of employees of Syntex and its subsidiaries as an appropriate substitute for the current Stock Plans.

     Syntex has agreed not to, and to cause its subsidiaries not to, amend or modify any existing Employee Plan or Benefit Arrangement, nor enter into or otherwise establish, adopt or maintain any new employee plans, programs, agreements or arrangements, or grant any additional Free-standing SARs or other awards based upon the value of Syntex's equity securities prior to and including the Effective Time without the prior written consent of Roche Capital.

     It is Roche Capital's current intention to maintain Syntex's headquarters at its present location in Palo Alto, California.

     From and after the Effective Time, for purposes of determining eligibility, vesting and benefit accrual under any replacement compensation, severance, welfare, pension benefit or savings plan of Roche Capital or any of its affiliates in which employees of Syntex and its subsidiaries become eligible to participate, service with Syntex or any of its subsidiaries will be credited as if such services were rendered to Roche Capital or any of its affiliates; provided that (i) Roche Capital will not be obligated to permit employees of Syntex and its subsidiaries to participate in nor, upon participation, to receive such credited service, with respect to, any plan maintained by Roche Capital or its affiliates which is not intended to constitute a replacement plan for any existing plan, program or arrangement of Syntex and its subsidiaries and (ii) Roche Capital will not be required to give any such employee credit for such prior service with Syntex or any of its subsidiaries for purposes of any plan which is a "defined benefit plan" within the meaning of Section 3(35) of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), other than the Syntex U.S. Employees Pension Plan or any successor plan to the assets and liabilities thereof.

     No provision of the Merger Agreement with respect to employee matters creates any third party beneficiary rights in any current or former employee or director of Syntex or its subsidiaries (including any beneficiary thereof) under the Merger Agreement or in respect of continued or resumed employment or in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement.

     Agreement With Respect to Director and Officer Indemnification and Insurance. The Merger Agreement provides that Roche Capital will cause the Surviving Corporation to indemnify and hold harmless the present and former officers and directors of Syntex in respect of acts or omissions occurring prior to the Effective Time to the maximum extent permitted under Syntex's articles of incorporation and bylaws in effect on the date of the Merger Agreement; provided that such indemnification shall (to the maximum extent permitted by law) be mandatory rather than permissive except in instances involving willful misconduct or bad faith and that the Surviving Corporation shall advance expenses, including attorneys' fees, promptly on demand and delivery of any required undertaking. For three years after the Effective Time, Roche Capital will cause to be maintained the policies of officers' and directors' liability insurance in effect as of the date of the Merger Agreement in respect of acts or omissions occurring prior to the Effective Time covering each such person covered by Syntex's officers' and directors' liability insurance policy on the date of the Merger Agreement; provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which in all material respects are no less advantageous for so long as such substitution does not result in gaps or lapses in coverage; and provided further that in satisfying these obligations, Roche Capital will not be obligated to cause the Surviving Corporation to pay premiums in excess of the amount per annum Syntex paid in its last full fiscal year, which amount has been disclosed to Roche Capital. Roche Capital will cause the Surviving Corporation to pay all expenses (including attorneys' fees) that may be incurred by any indemnified party in enforcing the indemnity and other obligations provided for in the Merger Agreement with respect thereto. Roche Capital has agreed that should the Surviving Corporation fail to comply with the foregoing obligations, Roche Capital shall be responsible therefor.

     Fees and Expenses. The Merger Agreement provides that Syntex will pay Roche Capital, in immediately available funds, so long as Roche Capital shall not have materially breached its obligations under the Merger Agreement, promptly, but in no event later than two business days, (i) after the termination of the Merger Agreement by Roche Capital or Syntex if prior to the Effective Time, the Board of Directors of Syntex shall have withdrawn or materially modified its approval or recommendation of the Offer, the Merger or the Merger Agreement, recommended another Acquisition Proposal or entered into a definitive agreement or agreement in principle with respect to another Acquisition Proposal, or resolved to do any of the foregoing or (ii) if any person or "group" (as defined in Section 13(d)(3) of the Exchange Act), other than Roche Capital or its affiliates (as defined in the Merger Agreement) or any group of which any of them is a member, shall have acquired beneficial ownership of more than 50% of any class or series of capital stock of Syntex (including the Shares), through acquisition of stock, the formation of a group or otherwise, or shall have been granted any option, right, or warrant, conditional or otherwise, to acquire beneficial ownership of more than 50% of any class or series of capital stock of Syntex (including the Shares) hereof, a fee for reimbursement of costs and expenses of $35,000,000. Subject to the foregoing, the Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement shall be paid by the party incurring such cost or expense.

     Amendment and Waivers. Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Syntex, Roche Capital and Roche (Panama) or in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of the Merger Agreement by the stockholders of Syntex, no such amendment or waiver will, without the further approval of such stockholders, alter or change (i) the amount or kind of consideration to be received in exchange for any shares of capital stock of Syntex, (ii) any term of the articles of incorporation of the Surviving Corporation or (iii) any of the terms or conditions of the Merger Agreement if such alteration or change would adversely affect the holders of the Shares. No failure or delay by any party in exercising any right, power or privilege under the Merger Agreement will operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Merger Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

		    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Stockholders who receive solely cash in exchange for their Shares pursuant to the Merger will generally recognize taxable gain or loss for U.S. federal income tax purposes equal to the difference between the amount of cash received in exchange for such Shares and the tax basis in such Shares. Such gain or loss will be capital gain or loss if the Shares are capital assets in the hands of the stockholder at the time of the Merger and will be long-term gain or loss if the Shares have been held for more than one year at the time of the Merger. Gain or loss must be calculated separately for each block (shares acquired at the same time and price) of Shares exchanged.

     The foregoing discussion may not apply to stockholders who acquired their Shares pursuant to the exercise of stock options or other compensation arrangements with the Company or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

     Tax Consequences to Holders Exchanging Shares for LCPS. In the opinion of Skadden, Arps, Slate, Meagher & Flom, the exchange of Shares for LCPS will qualify as a tax-free exchange under Section 351 of the Code. Holders should note that opinions of counsel are not binding on the Internal Revenue Service or the courts. If the exchange so qualifies, the tax consequences will be as follows.

     Holders of Shares who participate in such an exchange will generally recognize no gain or loss on the receipt solely of LCPS in exchange for Shares and will take as the tax basis of the LCPS received in the exchange the tax basis of the Shares exchanged therefor. If the Shares are held as capital assets at the time of the Merger, the holding period for the LCPS received in the exchange will include the holding period of the Shares exchanged therefor.

     A holder of Shares who receives cash in lieu of fractional shares of LCPS will be treated as first having received such fractional shares of LCPS pursuant to the exchange, and then as having exchanged such fractional shares for cash in a redemption by Roche Capital. Such holder will generally recognize capital gain or loss on the receipt of cash in lieu of fractional shares of LCPS in an amount equal to the difference between (i) the cash received in lieu of such fractional shares of LCPS and (ii) the ratable portion of the basis of the Shares surrendered in the exchange that is allocated to such fractional shares of LCPS.

     A holder who (i) either elects to exchange only a portion of its Shares for LCPS or is subject to the provisions governing allocation of LCPS due to oversubscription and (ii) receives cash in the preceding Tender Offer and LCPS in the Merger should be considered as transferring his or her Shares in part for LCPS and in part for cash. Such holder will generally not recognize any loss on the exchange, but will recognize gain to the extent of the amount of cash received in the Merger. Such gain will generally be capital gain if the Shares are held as capital assets and will be capital gain if the Shares have been held more than one year at the time of the Merger. The basis of the LCPS received in such an exchange will be equal to the basis of the Shares transferred, decreased by the amount of any cash received, and increased by the amount of any gain recognized on the exchange.

     The U.S. federal income tax discussion set forth above is included for general information only and due to the individual nature of tax consequences may not apply to all holders of Shares in Syntex. Stockholders are urged to consult their tax advisors as to the specific tax consequences to them of the Merger, including the consequences of an election to receive LCPS in the Merger and the effects of applicable state, local and other tax laws. Stockholders who may wish to consider the possible election of LCPS in the Merger should also consult their tax and financial advisors in light of the characteristics of the LCPS, including, among other things, transfer and exchange restrictions which may apply to the LCPS.

		       ANTICIPATED ACCOUNTING TREATMENT

     It is anticipated that the Merger will be accounted for by Roche Capital under the "purchase" method of accounting in accordance with International Accounting Standards. Therefore, the aggregate consideration paid by Roche Capital in connection with the Merger will be allocated to the assets and liabilities of Syntex based on their fair values, and the results of operations of Syntex will be included in the results of operations of Roche Capital only for the periods subsequent to completion of the Merger.

			 RESALE OF ROCHE CAPITAL STOCK

     Shares of Limited Conversion Preferred Stock issued pursuant to the Merger or Alternative Exchanges will be transferable only in compliance with
the transfer restrictions described below.    See "Description of Roche
Capital Limited Conversion Preferred Stock--Transfer Restrictions". In addition, any shares of LCPS issued to any Syntex stockholder who may be deemed to be an "affiliate" ((as defined under the Securities Act), and generally including, without limitation, directors, certain executive officers and beneficial owners of 10% or more of a class of capital stock) of Syntex for purposes of Rule 145 under the Securities Act shall not be transferable except in compliance with the Securities Act. This Proxy Statement/Prospectus does not cover resales of Limited Conversion Preferred Stock received by any person who may be deemed to be an affiliate of Syntex.

		       APPRAISAL AND DISSENTERS' RIGHTS

     Under Panama law, under which Syntex is incorporated, holders of shares of Syntex Common Stock who do not vote in favor of the Merger have no special rights as dissenters nor rights to an appraisal.

			   ROCHE CAPITAL CORPORATION
		    PRO FORMA CONDENSED COMBINED FINANCIAL
			    STATEMENTS (UNAUDITED)

     The following unaudited pro forma condensed combined financial statements have been prepared to illustrate the effect of the Transaction and include an unaudited pro forma condensed combined balance sheet as of April 30, 1994 ("Pro Forma Condensed Combined Balance Sheet") and unaudited pro forma condensed combined statements of income for the nine months ended April 30, 1994 and for the year ended July 31, 1993, respectively (each, a "Pro Forma Condensed Combined Statement of Income") (the Pro Forma Condensed Combined Balance Sheet and Statements of Income, collectively, the "Pro Forma Financial Statements"). The Pro Forma Financial Statements are based on the historical consolidated balance sheet of Roche Capital and historical consolidated financial statements of Syntex and the assumptions and estimates set forth below and in the notes accompanying the Pro Forma Financial Statements. The Pro Forma Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States. The Transaction is accounted for under the purchase method of accounting. For a description of the terms and conditions of the Merger, consideration to be paid, and the terms of the LCPS, see "The Merger -- Terms of the Merger" and "Description of Roche Capital Limited Conversion Preferred Stock".

     The Pro Forma Condensed Combined Balance Sheet combines the consolidated balance sheets of Roche Capital as of July 31, 1994 and Syntex as of April 30, 1994. The Pro Forma Condensed Combined Statements of Income for the nine months ended April 30, 1994 and for the fiscal year ended July 31, 1993 assume that the Merger had been consummated as of the first day of the earliest period presented. As Roche Capital has not carried on any business activities other than those incident to its formation, the Tender Offer and the Merger, no financial information with respect to Roche Capital has been provided in the Pro Forma Condensed Combined Statements of Income.

     Roche Capital purchased Syntex Common Stock in the Tender Offer, and will pay those Syntex stockholders who will receive the Cash Consideration in the Merger, using general corporate funds and the proceeds of a loan from a group of commercial banks (the "Loan"). Roche Capital expects that the aggregate principal amount of the Loan will be approximately $3.4 billion, maturing in installments of $3.0 billion and $400 million on December 31, 1994 and June 30, 1995, respectively. The Pro Forma Condensed Combined Balance Sheet assumes the proceeds of the Loan are used to pay the Cash Consideration to stockholders in the Tender Offer and the Merger and further assumes the incurrence of direct costs of the Transaction of $30 million. The ultimate principal amount of the Loan is dependent upon the outcome of the Stock Election and final allocation of LCPS, which cannot be determined until the Effective Time of the Merger.

     For purposes of reflecting the issuance of LCPS on the Pro Forma Condensed Combined Balance Sheet, it is assumed that not more than 299 holders of approximately 7% of the Syntex Common Stock will be issued LCPS as a result of valid Stock Elections representing approximately 350,000 shares of LCPS. The precise number of LCPS which may be issued cannot be determined until the Effective Time of the Merger. See "Allocation of LCPS in the Event of Oversubscription." Each full share of LCPS will have a stated and liquidation value of $1,000 per share. Holders of LCPS will be entitled to receive cumulative dividends at a rate of 3% per annum on the liquidation value of each share; such dividends will be paid annually.

     The Pro Forma Condensed Combined Statements of Income do not reflect the write-off at the Effective Time of the Merger of the fair value of acquired in process research and development in the amount of $1.715 billion as this acquisition charge is non-recurring. Any future financial costs and benefits of non-recurring restructuring activities which may be undertaken cannot be reasonably determined at this time and are not included in the Pro Forma Condensed Combined Statements of Income or reflected as liabilities in the Pro Forma Condensed Combined Balance Sheet.

     In response to certain antitrust concerns raised by the FTC, Roche Capital has agreed to divest the Syva Business (as hereinafter defined). The historical financial information of Syntex in the pro forma condensed combined financial statements has been adjusted to exclude the Syva Business. A description of the agreement with the FTC is set forth under "Certain Regulatory Considerations -- Antitrust".

     The pro forma adjustments reflected in the Pro Forma Financial Statements are based on preliminary estimates, which are derived from available information and certain assumptions. Although Roche Capital believes, based on available information, that the fair values and allocation of the Merger Consideration included in the Pro Forma Financial Statements are reasonable estimates, final purchase accounting adjustments will be made on the basis of evaluations and estimates made after the Effective Time of the Merger. As a result, the final allocation of costs related to the Transaction may differ significantly from that presented herein.

     The Pro Forma Financial Statements set forth herein do not purport to be indicative of the results Roche Capital would have obtained had the Transaction and related events occurred as of the first day of the earliest period presented, as assumed, and should not be construed as representative of future operating results or the financial position of Roche Capital. The Pro Forma Financial Statements should be read in conjunction with both Roche Capital's and Syntex's historical consolidated financial statements and notes thereto included elsewhere in this Proxy Statement/Prospectus.

						    ROCHE CAPITAL CORPORATION

				      PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

							  APRIL 30, 1994
						    (Millions of U.S. dollars)

								   Historical                                   Pro Forma
					     -----------------------------------------------------    ----------------------------
											  Syntex
					    Roche Capital                               Corporation
					     Corporation      Syntex                     Excluding
					    July 31, 1994   Corporation        Syva        Syva       Adjustments
					      (Note 1)    April 30, 1994     Business    Business      (Note 2)          Combined
					    ------------- --------------      -------     -------     -----------        --------
Assets
Cash and short-term securities..............     ***          $   703          $  (4)     $   699        $1,740 (a)      $   889
													 (1,550)(b)
Net assets of business to be divested.......                                                                128 (g)          128
Other current assets........................                      762            (83)         679                            679
Property, plant and equipment, net..........                    1,089            (51)       1,038                          1,038
Other assets, including
  identifiable intangibles..................                      444            (33)         411         1,970 (d)        2,381
Goodwill....................................                                                              1,060 (f)        1,060
							       ------           -----      ------        ------           ------
Total Assets................................     ***           $2,998          $(171)      $2,827        $3,348           $6,175
							       ======           =====      ======        ======           ======

Liabilities and Stockholders' Equity
Current liabilities.........................                  $   560          $ (31)     $   529       $    30 (b)      $   559
Short-term debt.............................                      143                         143         3,400 (b)        3,543
Long-term debt..............................                      591                         591                            591
Other noncurrent liabilities................                      429            (12)         417           690 (d)        1,107
							       ------           -----      ------        ------           ------
Total Liabilities...........................                    1,723            (43)       1,680         4,120            5,800
							       ------           -----      ------        ------           ------

Limited Conversion Preferred Stock..........                                                                350 (b)          350
													 ------           ------
Common stock and other stockholders'
  equity
  Common stock:
    Roche Capital Corporation...............     ***                                                      1,740 (a)        1,740
    Syntex Corporation......................                      241                         241          (241)(c)
    Other stockholders' equity..............                     (506)                       (506)          506 (c)
  Retained earnings (deficit)...............                    1,540            (128)      1,412           128 (g)       (1,715)
													 (1,540)(c)
													 (1,715)(e)
							       ------           -----      ------        ------           ------
Total Stockholders' Equity..................     ***            1,275            (128)      1,147        (1,122)              25
							       ------           -----      ------        ------           ------
Total Liabilities, Common Stock and
  Other Stockholders' Equity................     ***           $2,998           $(171)     $2,827        $3,348           $6,175
							       ======           =====      ======        ======           ======

*** Amounts round to less than $1 million. Reference should be made to the historical consolidated financial statements of Roche Capital included elsewhere in this Proxy Statement/Prospectus.

    The accompanying notes are an integral part of this Pro Forma Financial
				   Statement


		   NOTES TO THE PRO FORMA CONDENSED COMBINED
			   BALANCE SHEET (UNAUDITED)


NOTE 1 -- Roche Capital has not carried on any business activities other than those incident to its formation, the purchase of approximately 93.4% of Syntex Common Stock in the Tender Offer and the Merger. It owns no physical properties, other than all the outstanding shares of common stock of its wholly-owned subsidiary, Roche (Panama) and of one other subsidiary.

NOTE 2 -- The Pro Forma Condensed Combined Balance Sheet has been prepared to illustrate the acquisition of Syntex by Roche Capital for an aggregate purchase price of $5.3 billion. Pro forma adjustments are made to reflect:

   (a) Purchase by Sapac (parent company of Roche Capital, and a wholly-owned subsidiary of Roche Holding Ltd) of $1.74 billion of additional common stock of Roche Capital.

   (b) The use of $1.550 billion of cash, the incurrence of $3.4 billion in 5.25% notes payable to banks, and the issuance of $350 million of Limited Conversion Preferred Stock necessary to complete the Transaction; and the recording of direct costs of the Transaction of $30 million.

   (c) The elimination of the stockholders' equity accounts of Syntex.

   (d) The estimated fair value of the identifiable intangibles of Syntex and the related deferred income taxes thereon. Such identified intangible assets represent primarily intellectual property rights related to Syntex products currently being marketed which are expected to produce future economic net benefits and are protected legally or through de facto rights.

   (e) The write-off at the Effective Time of the fair value of acquired in-process research and development. The adjustment is excluded from the Pro Forma Condensed Combined Statements of Income as it is non-recurring.

   (f) The excess of purchase price over the fair value of identifiable net assets acquired, including deferred income taxes related to the identifiable intangibles, as goodwill.

   (g) The net assets of the Syva Business to be divested.


			   ROCHE CAPITAL CORPORATION
	 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)
		   FOR THE NINE MONTHS ENDED APRIL 30, 1994
	       (Millions of U.S. dollars except for share data)

							 Historical                             Pro Forma
				       ----------------------------------------------   -------------------------
									     Syntex
									   Corporation
				      Roche Capital                         Excluding
				       Corporation   Syntex         Syva      Syva      Adjustments
					(Note 1)   Corporation    Business  Business     (Note 2)       Combined
				      ---------------------------  -------   -------    -----------     --------
Net Sales..............................    ***        $1,404         $(151)   $1,253       $    --        $ 1,253
Cost of goods sold.....................                  344           (56)      288                          288
Selling, general and administrative....                  508           (56)      452           109 (a)        561
Research and development...............                  299           (23)      276                          276
Goodwill amortisation..................                                                         40 (e)         40
Other expense, net.....................                    3                       3           134 (b)        137
						      ------                  ------         -----        -------
Income (loss) before taxation..........                  250           (16)      234          (283)           (49)
Income tax expense (benefit)...........                    6             5         1           (85)(c)        (84)
						      ------         -----    ------         -----        -------
Net income.............................                  244           (11)      233          (198)            35
Dividends on LCPS......................                                                         (8)(d)         (8)
						      ------         -----    ------         -----        -------
Net income available to common
  stockholders.........................                 $244         $ (11)  $   233         $(206)      $     27
						      ======         =====    ======       =======        =======
Net income per share of Common Stock...                $1.10
						      ======
Weighted average number of
  common stock outstanding.............    ***         221.0*
						      ======
- ------------------

*   Millions of shares.

*** Amounts round to less than $1 million. Reference should be made to the historical consolidated financial statements of Roche Capital included elsewhere in this Proxy Statement/Prospectus.

    The accompanying notes are an integral part of this Pro Forma Financial
				   Statement


	    NOTES TO THE PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED) FOR THE NINE MONTHS ENDED APRIL 30, 1994

NOTE 1 -- Roche Capital has not carried on any business activities other than those incident to its formation, the purchase of approximately 93.4% to of Syntex Common Stock in the Tender Offer and the Merger. As a result, no financial information has been provided for the Pro Forma Condensed Combined Statement of Income.

NOTE 2 -- The Condensed Combined Statement of Income gives effect to the following pro forma adjustments necessary to reflect the Transaction outlined in Note 2 to the Pro Forma Condensed Combined Balance Sheet.

   (a) Additional nine-months amortisation resulting from acquired identifiable intangibles based on estimated remaining lives, principally thirteen years.

   (b) Nine-months interest charges on $3.4 billion of 5.25% notes payable to banks incurred in connection with the Transaction.

   (c) Income tax benefits of $85 million relating to the foregoing adjustments using the United States statutory income tax rate.

   (d) Nine-months dividend requirements related to the $350 million of Limited Conversion Preferred Stock.

   (e) Nine-months amortisation of goodwill on a straight-line basis over twenty years.


NOTE 3 -- Roche Capital has 500 common shares outstanding which results in net income per share of Common Stock of $54,000. Roche Capital, however, may issue additional shares of Common Stock, in the future.


			   ROCHE CAPITAL CORPORATION

	 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)
		       FOR THE YEAR ENDED JULY 31, 1993

	       (Millions of U.S. dollars except for share data)

						   Historical                         Pro Forma
				----------------------------------------------  ------------------------
								       Syntex
								     Corporation
				 Roche Capital                        Excluding
				  Corporation    Syntex      Syva      Syva      Adjustments
				   (Note 1)    Corporation Business   Business     (Note 2)   Combined
				 ------------- ----------- --------  ----------- -----------  --------
Net Sales                             ***        $2,123     $(212)      $1,911     $   --    $1,911
Cost of goods sold                                  439       (75)      364                     364
Selling, general and administrative                 761       (79)      682          145 (a)    827
Research and development                            404       (36)      368                     368
Restructuring charge                                320        (3)      317                     317
Goodwill amortisation                                                                 53 (e)     53
Other expense, net                                   66        (1)       65          179 (b)    244
						    ---     -----    ------       ------     ------
Income (loss) before taxation                       133       (18)      115         (377)      (262)
Income tax expense (benefit)                       (155)       (7)     (162)        (113)(c)   (275)
						    ---     -----    ------       ------     ------
Income before cumulative effects
  of accounting changes (Note 3)                    288       (11)      277         (264)        13
Dividends on LCPS                                                                    (11)(d)    (11)
						    ---     -----    ------       ------     ------
Income before cumulative effects
  of accounting changes available
  to common stockholders                            $288     $ (11)    $277       $ (275)    $    2
						    ====     =====     ====       ======     ======
Income before cumulative effects
  of accounting changes per share
  of common stock                                  $1.29
						   =====
Weighted average number of common
  shares outstanding                  ***           222.4*
						    =====

- ------------------
   *  Millions of shares.

  *** Amounts round to less than $1 million. Reference should be made to the historical consolidated financial statements of Roche Capital included elsewhere in this Proxy Statement/Prospectus.

  The accompanying notes are an integral part of this Pro Forma Financial Statement




	      NOTES TO THE PRO FORMA CONDENSED COMBINED STATEMENT
	    OF INCOME (UNAUDITED) FOR THE YEAR ENDED JULY 31, 1993

NOTE 1 -- Roche Capital has not carried on any business activities other than those incident to its formation, the purchase of approximately 93.4% of Syntex Common Stock in the Tender Offer and the Merger. As a result no financial information has been provided for the Pro Forma Condensed Combined Statement of Income.

NOTE 2 -- The Condensed Combined Statement of Income gives effect to the following pro forma adjustments necessary to reflect the Transaction outlined in Note 2 to the Pro Forma Condensed Combined Balance Sheet.

  (a) Additional annual amortisation resulting from acquired identifiable intangibles based on estimated remaining lives, principally thirteen years.

  (b) Annual interest charges on $3.4 billion of 5.25% notes payable to banks incurred in connection with the Transaction.

  (c) Income tax benefits of $113 million relating to the foregoing adjustments using the United States statutory income tax rate.

  (d) Annual dividend requirements related to the $350 million of Limited Conversion Preferred Stock.

  (e) Annual amortisation of goodwill on a straight-line basis over twenty years.


NOTE 3 -- Amounts related to the cumulative effect of accounting changes in the historical financial statements of Syntex for the year ended July 31, 1993 have been excluded from the Pro Forma Condensed Combined Statement of Income.


		      DESCRIPTION OF SYNTEX COMMON STOCK

     Syntex has authorized the issuance of 600,000,000 shares of Common
Stock, par value $1.00 per share. Syntex currently has no other classes of stock outstanding. As of September 27, 1994, there were 221,424,609 shares of Common Stock outstanding and approximately 11,965,337 shares subject to issuance pursuant to Syntex's stock option and incentive plans. Syntex Common Stock is listed on the New York Stock Exchange (Symbol: SYN). The transfer agent, registrar and dividend disbursing agent for shares of Common Stock is Wachovia Bank of North Carolina, N.A., Corporate Trust Department, Post Office Box 3001, Winston-Salem, N.C. 27102-3001.

     Dividends. Holders of Syntex Common Stock may receive dividends as and when declared by the Board of Directors of Syntex out of any funds legally available for the payment of dividends. A dividend of $0.26 per share was paid on June 8, 1994; it is not expected that any further dividend will be paid prior to the Effective Time of the Merger.

     Liquidation. Upon any liquidation or dissolution of Syntex, whether voluntary or involuntary, Panama law makes the Directors trustees to settle the affairs of the business, collect any debts owed to it, and sell its assets. After the Directors have paid the debts of Syntex, they must divide the moneys and property of Syntex among the holders of Syntex Common Stock. A merger or consolidation is not considered a liquidation or dissolution for this purpose.

     Voting and Pre-emptive Rights. Holders of Syntex Common Stock are entitled to one vote per share for the election of directors and upon all matters on which stockholders are entitled to vote. Holders of Syntex Common Stock are not entitled to preemptive rights for the purchase of additional shares of Syntex Common Stock.


			 DESCRIPTION OF ROCHE CAPITAL
		      LIMITED CONVERSION PREFERRED STOCK

     Roche Capital has authorized the issuance of 650,000 shares of Limited Conversion Preferred Stock. The stated value of each share of LCPS is $1000.00
("Stated Value").  Shares of LCPS will have a ten year term.   Currently no
shares of LCPS are issued and outstanding. The LCPS will not be listed on any securities exchange.

     Stockholders are urged to read carefully the information set forth under "Risk Factors".

     Dividends. Holders of the LCPS, in preference to the rights of the holders of Roche Capital common stock, will be entitled to receive, subject to the restrictions set forth below, when and as declared by the Board of Directors of Roche Capital cumulative dividends at a rate of 3% per annum (computed on the basis of a 360-day year) on the liquidation value of each share of LCPS on and as of the most recent Dividend Payment Date (as defined below) out of funds legally available for the payment of dividends. Such dividends will be payable annually in arrears each year on the date of the anniversary of the issuance of the LCPS (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the issuance of such share. Accrued and unpaid dividends on outstanding shares of LCPS, if any, will be added to the Liquidation Value (as defined below) of such shares on and as of the Dividend Payment Date on which such dividends were originally scheduled to be paid and shall thereupon cease to be accrued and unpaid dividends.

     Dividends will begin to accrue (whether or not declared) and be cumulative on outstanding shares of the LCPS from the date of issue of each
such share of LCPS.   Accrued but unpaid dividends will not bear interest.
Dividends paid on shares of the LCPS in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all shares of LCPS at the time outstanding. The Board of Directors of Roche Capital may fix a record date for the determination of holders entitled to receive payment of any dividend declared thereon, which record date will not be more than 60 days prior to the date fixed for any such payment.

     In no event will any dividend in cash be paid or set apart for payment on shares of stock ranking pari passu (either as to dividends or upon liquidation, dissolution, or winding up) with the LCPS unless, contemporaneously therewith, a like ratable dividend in cash is declared by the Board of Directors of Roche Capital, paid or set aside for payment on or in respect of the shares of LCPS outstanding at the time.

     Whenever dividends payable on the LCPS are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on outstanding shares of the LCPS shall have been paid as provided above, Roche Capital may not (i) declare or pay dividends on, or make any other distributions on, any shares of common stock or any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the LCPS; (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the LCPS, except like dividends paid ratably (according to respective aggregate Liquidation Values) on shares of the LCPS and all other stock ranking on a parity therewith on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or (iii) redeem, purchase or otherwise acquire for value any shares of common stock or stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the LCPS; provided that Roche Capital may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of Roche Capital ranking junior (as to dividends and upon liquidation, dissolution and winding up) to the LCPS.

     Roche Capital will not permit any subsidiary of Roche Capital to purchase or otherwise acquire for value any shares of the capital stock of Roche Capital unless Roche Capital could, under provisions of the preceding paragraph, purchase or otherwise acquire such shares at such time and in such manner.

     Voting Rights. Holders of the LCPS will have no voting rights except (i) as required under Panama law and (ii) that the approval of at least a majority of the outstanding shares of LCPS will be required to change the terms and provisions of the LCPS (whether by amendment to the Certificate of Incorporation of Roche Capital or otherwise) in a manner that affects adversely the rights and preference of such holders.

     Transfer Restrictions.  Shares of the LCPS may not be transferred except
(i) in the case of the LCPS held by an individual, to the estate or a member of the immediate family of such individual as that term is defined in Rule 16a-1(e) under the Exchange Act or to an entity all of the owners of which are members of the immediate family of such individual, (ii) in the case of a corporation or a partnership, to a wholly owned subsidiary of such corporation or partnership or (iii) in either case, to an institution qualified as tax exempt under Section 501(c)(3) of the Code.

     Liquidation. Upon any liquidation, dissolution or winding up of Roche Capital, a holder of shares of the LCPS will be entitled to a payment in an amount equal to the Liquidation Value of such share, together with any accrued and unpaid dividends thereon, at the time fixed for such liquidation, dissolution or winding up, before any payment will be made or any assets distributed to the holders of the common stock or any other stock of Roche Capital ranking junior (as to dividends and upon distribution, liquidation or
winding up) to the LCPS.   Roche Capital will give each holder of the LCPS
notice of any such liquidation, dissolution or winding up at least 60 days prior to consummation thereof. "Liquidation Value" means, with respect to any share of the LCPS, (i) at any time on or prior to the first Dividend Payment Date with respect to such share, the Stated Value thereof (the "Initial Liquidation Value") and (ii) thereafter, the sum of the Initial Liquidation Value and the aggregate of all accrued and unpaid dividends on such share on and as of the immediately preceding Dividend Payment Date without regard to whether any such dividends have been added to the Liquidation Value of such share. If the assets of Roche Capital, or the proceeds thereof, are not sufficient to pay in full the aggregate Liquidation Value payable to the holders of outstanding shares of the LCPS and all shares of any stock ranking pari passu therewith (either as to dividends or upon dissolution, liquidation or winding up), if any, then the holders of all such shares will share ratably (according to respective aggregate Liquidation Values) in such distribution of assets, or the proceeds thereof, in accordance with the amount which would be payable on such distribution if the amounts to which the holders of all outstanding shares of the LCPS and the holders of all outstanding shares of such parity stock are entitled were paid in full. Except as described in this paragraph, holders of the LCPS will not be entitled to any distribution in respect of the LCPS in the event of liquidation, dissolution or winding up of the affairs of Roche Capital.

     Neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of Roche Capital nor the consolidation or merger (or similar combination) of Roche Capital with or into one or more other corporations will, without further corporate action, be deemed to be a liquidation, dissolution or winding up of Roche Capital, voluntary or involuntary.

     Redemption. Roche Capital may redeem outstanding shares, at any time in whole or from time to time in part at a redemption price ("Redemption Price") equal to the aggregate Liquidation Value of such shares on and as of the redemption date ("Redemption Date") on which such redemption is to occur, together with accrued and unpaid dividends thereon to but not including the date fixed for such redemption, and to the extent Roche Capital shall have funds legally available for such payment (i) with the consent of the holder to be so redeemed, (ii) if such redemption, in the reasonable judgment of Roche Capital, is necessary to terminate reporting and registration requirements of Roche Capital under the Exchange Act or (iii) if such redemption, in the reasonable judgment of Roche Capital, is necessary to avoid application of registration or reporting obligations under applicable securities laws to Roche Capital, any affiliate thereof, or securities issuable upon exchange of the LCPS. If Roche Capital were to redeem less than all outstanding shares of the LCPS for the purposes described in clauses (ii) or (iii) of the preceding sentence, shares would be redeemed in the inverse order of size of the aggregate number of shares held of record (within the meaning of Rule 12g5-1 under the Exchange Act) of each holder or in such other reasonable manner as may be selected by Roche Capital in its sole discretion from time to time.

     The LCPS will be subject to mandatory redemption at the end of its ten-year term.

     Exchange. Shares of the LCPS may be exchanged, beginning on the second anniversary of the issuance of such shares (or earlier, upon adoption by Roche Capital of a plan of liquidation, dissolution or winding up of Roche Capital) ("Liquidation") and on each anniversary thereafter prior to the mandatory redemption date (the "Exchange Date"), for Genussscheine of Roche ("Non-voting Equity Securities" or "NESs") (the "Exchange"). The Exchange right is exercisable against Roche Capital. Provided a holder complies with certain conditions, described below, such holder of outstanding shares of LCPS will be entitled to receive in exchange for each share of LCPS to be exchanged by such holder a number of NESs equal to the Stated Value divided by $7,143.86, representing the April 29, 1994 U.S. Dollar equivalent of 150% of the closing price on April 29, 1994 of Roche's NESs (the "Exchange Ratio"), subject to certain adjustments, as described below. No fractional NESs will be issued on exchange of shares of LCPS. A holder who, in the absence of the preceding sentence, would otherwise be entitled to a fractional NES will receive cash in U.S. dollars equal to the value of such fractional NESs based upon the Sale Price (as defined below) of a single NES on the Trading Day (as defined below) immediately preceding the Exchange Date. At the time of any exchange hereunder, the rights of the holders of LCPS so exchanged as shareholders of Roche Capital (with respect to such exchanged LCPS shares) will cease, and the person or persons entitled to receive the NESs issuable upon exchange will be treated for all purposes as the registered holder or holders of such NESs as of the Exchange Date.

"Sale Price" means the closing sale price per Non-voting Equity Security in Swiss Francs (or, if no closing sale price is reported, the mean of the closing bid and closing asked prices) on the Zurich Stock Exchange on such Trading Day. The equivalent price in U.S. dollars will be based on the Noon Buying Rate on such Trading Day, or if such Trading Day is a Saturday or Sunday or other day on which commercial banks in The City of New York are obligated or authorized to close, will be based on the Noon Buying Rate on the preceding day for which a Noon Buying Rate is available. "Trading Day" means each day on which the Zurich Stock Exchange is open for trading, other than day a day on which such exchange is scheduled to close prior to its regular weekday closing time. The "Noon Buying Rate" as of any date means the noon buying rate in The City of New York for cable transfers in Swiss francs (to purchase U.S. dollars and sell Swiss francs) as certified for customs purposes by the Federal Reserve Bank of New York in effect on such date.

     Prior to effecting an Exchange, (i) each exchanging holder shall have delivered to Roche Capital, not later than 20 days prior to the Exchange Date, a certification in a form to be provided by Roche Capital of such information as Roche Capital deems necessary in order to determine the availability of an exemption from registration under applicable securities laws with respect to such exchanging holder, and (ii) Roche Capital shall have received an opinion of counsel to Roche Capital that such Exchange (together with all other relevant Exchanges) is exempt from registration under applicable securities laws (the "Exchange Conditions"). There can be no assurance that any Exchange will be exempt from registration under United States securities laws, and the availability of such an exemption may depend on factors unrelated to and beyond the control of a holder desiring to make such an exchange. There is therefore no assurance that any Exchange can be effected. Any stockholder who may wish to receive LCPS in the Merger is urged to consult his or her legal and financial advisors as to the potential availability of an exemption from registration for such holder in connection with any Exchange.

     The Exchange Ratio will be adjusted if any of the following events occur:

	 (i)  Rights Issues

	 If Roche shall by way of Subscription Rights (as defined below) (otherwise than in lieu of a cash dividend), offer new Shares, Non-voting Equity Securities, new participation certificates and other new securities forming part of the capital of Roche for subscription to the holders of existing Non-voting Equity Securities (a "Rights Issue"), then the Exchange Ratio will be adjusted by multiplying the Exchange Ratio in effect immediately prior to the issuance of the Subscription Rights by a fraction, the numerator of which will be the Value of a Non-voting Equity Security for the period ending on the date immediately preceding the date on which the Non-voting Equity Securities are traded ex such Subscription Rights and the denominator of which is (x) such Value of a Non-voting Equity Security for such period less (y) the Value of the Subscription Right offered for each Non-voting Equity Security for the period commencing on the date the Subscription Rights are first traded on the Zurich Stock Exchange.

	 "Subscription Rights" means the entitlement or right, as the case may be, attached to each existing Non-voting Equity Security to subscribe or acquire, directly or indirectly, new Shares of Roche, Non-voting Equity Securities or participation certificates of Roche (as the case may be) (including, for the avoidance of doubt, any issues of convertible bonds, exchangeable bonds or bonds with warrants) pursuant to a Rights Issue by Roche (whether by the exercise of one Subscription Right, a part of a Subscription Right or an aggregate number of Subscription Rights).

	 "Value" means the average of the daily closing prices (the "Price") of the Non-voting Equity Securities or the Subscription Rights, as the case may be, on the Zurich Stock Exchange during the relevant ten Trading Day period (or in the case of Subscription Rights, such shorter period as the Subscription Rights may be traded) rounded to the nearest whole Swiss franc, provided that if the Subscription Right is not traded on the Zurich Stock Exchange, the Price will be the price published by the Zurich Stock Exchange in respect of such Subscription Rights.

	 (ii)  Bonus Issues

	 If Roche shall make an issue of Shares, Non-voting Equity Securities or participation certificates of Roche credited as fully paid to the holders of Non-voting Equity Securities by way of capitalization of profits or reserves (a "Bonus Issue") (otherwise than in lieu of a cash dividend and without any payment or other consideration being made or given by such holders), then the Exchange Ratio will be adjusted by multiplying the Exchange Ratio in effect immediately prior to such Bonus Issue by a fraction, the numerator of which is the Value of a Non-voting Equity Security for the period ending on the date immediately preceding the date on which the Non-voting Equity Securities are traded ex such Bonus Issue and the denominator of which is the Value of a Non-voting Equity Security for the period commencing on such ex-date.

    (iii)  Non-voting Equity Security Splits

	 If Roche shall subdivide the Non-voting Equity Securities into a greater number of Non-voting Equity Securities, then the Exchange Ratio will be multiplied by the number of subdivided Non-voting Equity Securities replacing one former Non-voting Equity Security.

	 (iv)  Non-Voting Equity Security Consolidations

	 If Roche shall consolidate its Non-voting Equity Securities into a smaller number of Non-voting Equity Securities, then the Exchange Ratio will be divided by the number of former Non-voting Equity Securities which corresponds to one consolidated Non-voting Equity Security.

	 (v)  Extraordinary Distributions

	 If Roche shall, by dividend or otherwise, distribute securities, assets, or rights thereto, to holders of Non-voting Equity Securities (but excluding any dividend, whether in cash or property, that is distributed in the ordinary course, and any rights or issues referred to above in subparagraph 9(F)(i) or 9(F)(ii)), then the Exchange Ratio will be adjusted by multiplying the Exchange Ratio in effect immediately prior to such distribution by a fraction, the numerator of which is the closing Sale Price of a Non-voting Equity Security in Swiss francs (or, if no closing Sale Price is reported, the mean of the bid and asked prices) on the Zurich Stock Exchange on the day immediately preceding the date on which the Non-voting Equity Security is traded ex such distribution and the denominator of which is the closing Sale Price of a Non-voting Equity Security in Swiss francs (or, if no closing Sale Price is reported, the mean of the bid and asked prices) on the Zurich Stock Exchange on such ex-date.

	 (vi)  Exchange and Liquidation

	 If the holders of Non-voting Equity Securities shall be required to exchange Non-voting Equity Securities for one or more Shares or participation certificates, other securities, cash and/or property or if on a liquidation of Roche the Non-voting Equity Securities shall receive a return of capital, whether in the form of securities, cash and/or property, then the holder of the shares of LCPS will be entitled to receive on exchange the kind and amount of securities, cash and/or property that the holder would have received if the holder had exchanged such holder's shares of LCPS immediately prior to the effective date of the transaction.

    (vii)  Other Adjustments

	 Adjustments will not be made in any other circumstances; subject to the right of Roche Capital (after consultation with Roche) to make such adjustments as it believes appropriate in circumstances where an event or events occur which it believes should give rise to such adjustment provided that any such adjustments will only be made for the benefit of the holders of the shares of LCPS generally (without considering the circumstances of any individual holder or the tax or other consequences of such adjustments in any particular jurisdiction).

	 The adjustments described in (i), (ii) and (v) will be made only if the Non-voting Equity Securities trade ex such Rights Issue, Bonus Issue or extraordinary distribution on or prior to the effective date of the transaction.

	 If Roche is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, the right to exchange a share of LCPS for NESs will be converted into a right to exchange such share of LCPS into the kind and amount of securities, cash or other assets that the holder would have received if the holder had exchanged such holder's shares of LCPS immediately prior to the effective date of the transaction.

     Post-Exchange Transfer Restrictions. The Non-voting Equity Securities have not been and will not be registered under the Securities Act. Therefore, the Non-voting Equity Securities may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act), except to qualified institutional buyers (as defined in Rule 144A) in reliance on Rule 144A or to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act) in transactions exempt from the registration requirements
of the Securities Act.   Upon exchange of LCPSs for NESs, the exchanging
holder shall agree with Roche in the certification required by the terms of the LCPS to the foregoing.

     Exchange Termination. The rights of holders to exchange shares of LCPS in accordance with the terms thereof will terminate at the election of Roche Capital if, at any time, Roche is required under United States Securities laws to (i) become a reporting company subject to the requirements of Section 12 of the Exchange Act or (ii) provide to the Commission financial or other information with respect to Roche not then published elsewhere by Roche.

     In the event the rights of holders of the LCPS to exchange shares of LCPS are terminated by Roche Capital pursuant to the terms described in this paragraph, holders whose rights are so terminated will have the right to require Roche Capital to redeem such holders' shares of LCPS at a redemption price equal to the aggregate Stated Value, plus any accrued and unpaid dividends, as of the date such holder requests redemption.

     Rank. The Limited Conversion Preferred Stock will rank senior to the common stock of Roche Capital with respect to dividend payments, liquidation preference and redemption.

     Effect of Corporate Combination or Sale of Assets. Roche Capital will not be a party to any consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets in a transaction in which the LCPS are changed into or mandatorily exchanged for other securities or property unless the holders of the LCPS shall receive securities in such transaction which are exchangeable for NESs and unless Roche Capital has received an opinion of Davis Polk & Wardwell (or other counsel satisfactory to the holders of a majority of the outstanding shares of LCPS at the time of such transaction) to the effect that receipt of such securities or other property shall not subject the holders of such LCPS to U.S. federal income tax.

     Reacquired Shares. Any shares of LCPS purchased or otherwise acquired by Roche Capital in any manner whatsoever (including by redemption or reclassification) may, in the sole discretion of Roche Capital, be retired and canceled promptly after the acquisition thereof. All such shares will upon their retirement and upon the filing of any required certificate pursuant to the Panama law, become authorized but unissued shares of preferred stock without designation as to series and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors of Roche Capital or as otherwise permitted under Panama law.


			     GENERAL COMPARISON OF
			  RIGHTS OF HOLDERS OF SYNTEX
			COMMON STOCK AND ROCHE CAPITAL
		      LIMITED CONVERSION PREFERRED STOCK

     If the stockholders of Syntex approve the Merger Agreement and the Merger is consummated, some stockholders of Syntex may become stockholders of Roche Capital. Both Syntex and Roche Capital are organized under and subject to the General Corporate Law of Panama ("Panama Law"). The rights of Syntex stockholders who become holders of LCPS of Roche Capital will be governed by the Panama Law and Roche Capital's Certificate of Incorporation and Bylaws.

     The following is a summary of the material differences of the rights of holders of Syntex Common Stock under Panama Law and Syntex's articles of incorporation and bylaws, on the one hand, and the rights of holders of LCPS under Panama Law and Roche Capital's certificate of incorporation and bylaws, on the other hand. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO PANAMA LAW, THE SYNTEX ARTICLES OF INCORPORATION AND BYLAWS AND THE ROCHE CAPITAL CERTIFICATE OF INCORPORATION AND BYLAWS.

     Transfer of Shares and Restrictions. Shares of Syntex Common Stock are not subject to any restrictions on alienation. Syntex Common Stock is currently traded on the NYSE. After the Effective Time of the Merger, Syntex Common Stock will no longer be traded on the NYSE, and there will be no further registration of transfer of shares.

     Shares of LCPS will not be listed on any securities exchange. Moreover, shares of the LCPS may not be transferred except, (i) in the case of the LCPS held by an individual, to the estate or a member of the immediate family of such individual or to an entity all of the owners of which are members of the immediate family of such individual, (ii) in the case of a corporation or a partnership, to a wholly owned subsidiary of such corporation or partnership or (iii) in either case, to an institution qualified as tax exempt under
Section 501(c)(3)  of the Code.

     Voting Rights. Holders of Syntex Common Stock are entitled to one vote per share for the election of directors and upon all matters on which stockholders are entitled to vote. Under Panama Law, the vote of the holders of a majority of the voting securities of a corporation is necessary to effect a sale of substantially all assets or a corporate combination.

     Holders of Roche Capital LCPS will have no voting rights except (i) as required by Panama Law and (ii) that the approval of at least a majority of the outstanding shares of the LCPS will be required to change the terms and provisions of the LCPS in a manner that affects adversely the rights and preferences of such holders. The holders of the LCPS will have no right to vote on any decision by Roche Capital to sell substantially all its assets or to effect any merger or other business combination.

     Dividends. Holders of Syntex Common Stock may receive dividends, subject to the rights of holders of preferred stock, if any, as and when declared by the Board of Directors of Syntex out of funds legally available for the payment of dividends. It is not anticipated that further dividends with respect to Syntex Common Stock will be paid prior to the Effective Time.

     Holders of the LCPS, in preference to the rights of the holders of Roche Capital common stock, shall be entitled to receive cumulative dividends at a rate of 3% per annum on the liquidation value of each share out of funds legally available for the payment of dividends, when and as declared by the Board of Directors of Roche Capital; such dividends will be payable annually.

     Liquidation. Upon any liquidation or dissolution of Syntex, whether voluntary or involuntary, Panama law makes the Directors trustees to settle the affairs of the business, collect any debts owed to it, and sell its assets. After the Directors have paid the debts of Syntex, they must divide the moneys and property of Syntex among the holders of Syntex Common Stock. A merger or consolidation is not considered a liquidation or dissolution for this purpose.

     Upon any liquidation, dissolution or winding up of Roche Capital, a holder of shares of the LCPS shall be entitled to a payment in an amount equal to the Liquidation Value of such share, together with any accrued and unpaid dividends thereon, at the time fixed for such liquidation, dissolution or winding up, before any payment shall be made or any assets distributed to the holders of the common stock or any other stock of Roche Capital ranking junior (as to dividends and upon distribution, liquidation or winding up) to the LCPS. If the assets of Roche Capital, or the proceeds thereof, are not sufficient to pay in full the aggregate Liquidation Value payable to the holders of outstanding shares of the LCPS and all shares of any stock ranking pari passu therewith (either as to dividends or upon dissolution, liquidation or winding up), if any, then the holders of all such shares will share ratably (according to respective aggregate Liquidation Values) in such distribution of assets, or the proceeds thereof, in accordance with the amount which would be payable on such distribution if the amounts to which the holders of all outstanding shares of the LCPS and the holders of all outstanding shares of such parity stock are entitled were paid in full.

     Redemption. Holders of Shares of Syntex Common Stock have no stated rights to redemption. The LCPS will be subject to mandatory redemption at the end of its ten-year term.

     Roche Capital may redeem outstanding shares of the LCPS (i) with the consent of the holder if to be so redeemed, (ii) if such redemption, in the reasonable judgment of Roche Capital, is necessary to terminate reporting and registration requirements of Roche Capital under the Exchange Act or
(iii) such redemption, in the reasonable judgment of the Roche Capital, is necessary to avoid application of registration or reporting obligations under applicable securities laws to Roche Capital, any affiliate thereof, or securities issuable upon exchange of the LCPS. If Roche Capital were to redeem less than all outstanding shares of the LCPS for the purposes described in clauses (ii) or (iii) of the preceding sentence, shares would be redeemed in the inverse order of size of the aggregate number of shares held of record (within the meaning of Rule 12g5-1 under the Exchange Act) of each holder or in such other reasonable manner as may be selected by Roche Capital in its sole discretion. See "Description of Limited Conversion Preferred Stock -- Redemption".

     Exchange. Shares of Syntex Common Stock are not convertible or exchangeable for any other security.

     Shares of the LCPS may be exchanged, beginning on the second anniversary of the issuance of such shares (or earlier, upon adoption by Roche Capital of a plan of liquidation, dissolution or winding up of Roche Capital) and on each anniversary thereafter prior to the mandatory redemption date, for Non-voting Equity Securities of Roche. Each share of the LCPS is only exchangeable annually for a number of Non-voting Equity Securities equal to the stated value thereof divided by $7,143.86, subject to certain adjustments. No fractional Non-voting Equity Securities will be issued. Prior to effecting any exchange, the exchanging holder must comply with the Exchange Condition. The rights of holders to exchange shares of LCPS will terminate at the election of Roche Capital if, at any time, Roche is required under the United States securities laws to (i) become a reporting company subject to the requirements of Section 12 of the Exchange Act or (ii) provide to the Commission financial or other information with respect to Roche Capital not then published elsewhere by Roche Capital. In the event the rights of holders of the LCPS to exchange shares of the LCPS are terminated by Roche Capital as described in the preceding sentence, holders whose rights are so terminated will have the right to require Roche Capital to redeem such holders' LCPS at a redemption price equal to the aggregate stated value, plus any accrued and unpaid dividends, as of the date such holder requests redemption. See "Description of Limited Conversion Preferred Stock -- Exchange".

     Information Available to Stockholders. Syntex is subject to the informational requirements of the Exchange Act, and as such, holders of Syntex Common Stock receive annual reports; Syntex annual reports on Forms 10-K and
quarterly reports on Form 10-Q are publicly available.   Syntex will no longer
be required to file such reports after the Effective Time of the Merger.

     Roche Capital will not register the LCPS under Section 12(b) of the Exchange Act. Roche Capital currently intends to suspend filing reports pursuant to the Exchange Act, which it may be required to file under reporting obligations to which it may be subject as a successor to Syntex at the end of its current fiscal year, as permitted by Commission rules. Thereafter, publicly available information with respect to Roche Capital (and therefore, information with respect to Syntex) will be limited.


			  CERTAIN RELATED AGREEMENTS

     Each of the agreements described in this section has been filed with the Commission as exhibits to the Registration Statement of Roche Capital on Form F-4.

     Guaranty. The following summary of the Guaranty is qualified in its entirety by reference to the Guaranty.

     Roche has agreed, by means of a separate Guaranty dated as of May 1, 1994 (the "Guaranty") to guarantee to Syntex the prompt and full performance and discharge by Roche Capital and Roche (Panama) (together, for purposes of this section, the "Obligors") of all of the covenants, agreements, obligations, liabilities, representations and warranties of the Obligors under the Merger Agreement (collectively, the "Obligations"), including, without limitation, the due and punctual payment of all amounts which may become due and payable to Syntex. If the Obligors shall default in the due and punctual performance of any of the Obligations or in the full and timely payment of any amounts owed pursuant to the Obligations, Roche will promptly cause to be performed such Obligations and will promptly cause full payment to be made of any amount due with respect thereto at its sole cost and expense.

     Roche has further guaranteed to those officers and directors of Syntex whom Roche Capital has agreed to indemnify and hold harmless pursuant to
Section 7.03 of the Merger Agreement the full and complete performance by the Obligors of each and all of the obligations set forth in said Section 7.03, including, without limitation, the amounts due and payable to such officers and directors.

     Keepwell Agreement. The following summary of the Keepwell Agreement is qualified in its entirety by reference to the Keepwell Agreement.

     Roche has agreed, by means of a Keepwell Agreement between Roche Capital and Roche dated as of May 1, 1994 (the "Keepwell Agreement"), for the term of the Keepwell Agreement to directly or indirectly own or hold the entire legal title to and beneficial interest in all the outstanding shares of stock of Roche Capital, or its successor, having the right to vote for the election of members of the Board of Directors of Roche Capital, or its successor, as applicable. Roche has further agreed to cause Roche Capital, at such time or times as Roche Capital is obligated under the terms of the LCPS to make payments or distributions to holders of LCPS or to redeem the LCPS, to have a consolidated net worth at least equal to the amount necessary to enable Roche Capital to make such distributions, payments or redemptions. Finally, under the terms of the LCPS, holders thereof have certain rights to exchange shares
of LCPS for Non-Voting Equity Securities of Roche.   See "Description of Roche
Capital Limited Conversion Preferred Stock -- Exchange". Pursuant to the Keepwell Agreement, Roche has agreed to make available sufficient Non-voting Equity Securities to enable Roche Capital to meet its exchange obligations under the terms of the LCPS.

     The Keepwell Agreement is not a guaranty by Roche and does not confer upon any person other than Roche Capital any right or claim against Roche. The terms of the Keepwell Agreement do not prevent Roche from causing certain reorganizations or other business combinations involving Roche Capital to occur (without any vote of the holders of LCPS), the effect of which may be adverse to the holders of LCPS.

     Share Trading Agreement. The following summary of the Share Trading Agreement is qualified in its entirety by reference to the Share Trading Agreement.

     Roche has agreed, by means of a Share Trading Agreement dated as of May 1, 1994 between Roche and Roche Capital (the "Share Trading Agreement"), to use its best efforts to cause the Non-voting Equity Securities which may be issued in exchange for LCPS to be eligible for trading in the securities market in which the Non-voting Equity Securities are then principally traded. The Share Trading Agreement shall terminate at such time as no LCPS are outstanding and all obligations of Roche Capital to exchange LCPS for Non-voting Equity Securities have been satisfied.


			  MANAGEMENT AFTER THE MERGER

     From and after the Effective Time of the Merger until successors are duly elected or appointed in accordance with applicable law, the directors of Roche (Panama) at the Effective Time will be the directors of the Surviving Corporation and the officers of Syntex at the Effective Time of the Merger will be the officers of the Surviving Corporation.

     Directors and Executive Officers of Roche Capital. Listed below are the names of the directors and executive officers of Roche Capital. The directors and executive officers of Roche Capital are also the directors and executive officers of Roche (Panama). There are no arrangements or understandings between any of the directors and executive officers of Roche Capital and Roche (Panama) and any other person pursuant to which any such director or officer was selected to be a director or executive officer of Roche Capital or Roche (Panama), respectively. None of the directors and officers of Roche Capital owns any shares of Roche Capital, Roche (Panama) or Syntex.

    Fritz Gerber. Elected to the Board of Directors of Roche Capital on April 29, 1994 and will continue as a Director until such time that a successor is duly elected. President of Roche Capital since April 29, 1994.

    Henri B. Meier. Elected to the Board of Directors of Roche Capital on April 29, 1994 and will continue as a Director until such time that a successor is duly elected. Vice President and Treasurer of Roche Capital since April 29, 1994.

    Lambertus H. M. Van Wilgenburg. Elected by the Board of Directors of Roche Capital on April 29, 1994 and will continue as a Director until such time that a successor is duly elected. Secretary of Roche Capital since April 29, 1994.

    Compensation of Directors of Roche Capital. The directors of Roche Capital receive no compensation for services provided in their capacities as directors of Roche Capital.

     Executive Officers of Syntex. Listed below are the executive officers of Syntex. Pursuant to the Merger Agreement, the officers of Syntex at the Effective Time of the Merger will serve as the officers of the Surviving Corporation. There are no arrangements or understandings between any of the executive officers of Syntex and any other person pursuant to which such officer was selected to be an executive officer of Syntex. There are no family relationships between any of the executive officers of Syntex.

     Melvin D. Booth. Mr. Booth has been the President of Syntex Laboratories since 1993 and Vice President of Syntex since 1992. From 1992 to 1993 he served as the President of Syntex Pharmaceuticals Pacific. From 1991 to 1992 he served as an Area Vice President of Syntex, Inc. From 1988 to 1991 he served as the President of Syntex, Inc., Canada. Mr. Booth is 49 years of age. As of September 16, 1994, Mr. Booth beneficially owned 167,000 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 128,200 have an exercise price of less than $24 per share.

     Robert H. Ells. Mr. Ells has been the Group Vice President, Pharmaceutical and Chemical Operations and Services since 1993. From 1988 to 1993 he served as Vice President, Chemical Operations and Engineering Services of Syntex. Mr. Ells is 57 years of age. As of September 16, 1994, Mr. Ells beneficially owned 108,500 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 88,600 have an exercise price of less than $24 per share.

     Neil Flanzraich. Mr. Flanzraich has been the Senior Vice President and General Counsel of Syntex since 1992. From 1988 to 1992 he served as Senior Vice President and Co-General Counsel. Mr. Flanzraich is 51 years of age. As of September 16, 1994, Mr. Flanzraich beneficially owned 198,400 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 156,400 have an exercise price of less than $24 per share.

     Paul E. Freiman. Mr. Freiman has been a director of Syntex since 1985 and is a member of the Finance Committee, the Nominating Committee, the Board Committee on Science at Syntex and the Special Committee. Mr. Freiman was elected President and Chief Operating Officer of Syntex in January 1987; since August 1989, he has served as Chief Executive Officer of Syntex, and was elected Chairman of the Board of Directors in July 1990. Mr. Freiman is 60 years of age. As of September 16, 1994, Mr. Freiman beneficially owned 654,000 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 535,000 have an exercise price of less than $24 per share.

     Darlene Friedman. Mrs. Friedman has been the Senior Vice President, Human Resources of Syntex since 1993. From 1992 to 1993 she served as the Vice President, Human Resources, Syntex (U.S.A.) Inc. During 1992 she served as Executive Director, Human Resources for Syntex. From 1991 to 1992 she served as Corporate Director, Human Resources. From 1988 to 1991 she served as Director of Human Resources. Mrs. Friedman is 51 years of age. As of September 16, 1994, Mrs. Friedman beneficially owned 137,700 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 113,700 have an exercise price of less than $24 per share.

     Thomas L. Gutshall. Mr. Gutshall has been an Executive Vice President of Syntex since 1986. Mr. Gutshall is 56 years of age. As of September 16, 1994, Mr. Gutshall beneficially owned 213,400 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 165,400 have an exercise price of less than $24 per share.

     George Holder. Mr. Holder has been President of Syntex Agribusiness, Inc. since 1988. Mr. Holder is 58 years of age. As of September 16, 1994, Mr. Holder beneficially owned 67,400 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 55,400 have an exercise price of less than $24 per share.

     Robert A. Lewis. Dr. Lewis has been the President, Discovery Research since 1992. From 1989 to 1992 he served as Executive Vice President and Director, Basic Research and Drug Evaluation, Syntex Research. From 1988 to 1989, he served as the Senior Vice President and Director, Basic Research, Syntex Research. Dr. Lewis is 49 years of age. As of September 16, 1994, Dr. Lewis beneficially owned 172,042 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 126,042 have an exercise price of less than $24 per share.

     Richard P. Powers. Mr. Powers has been the Senior Vice President and Chief Financial Officer of Syntex since 1986. Mr. Powers is 53 years of age. As of September 16, 1994, Mr. Powers beneficially owned 161,200 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 126,200 have an exercise price of less than $24 per share.

     Robert L. Roe. Dr. Roe has been the President, Developmental Research since 1992. From 1989 to 1992 he served as the Executive Vice President and Director, Medical Research and Pharmaceutical Development, Syntex Research. From 1988 through 1989, Dr. Roe served as the Senior Vice President and
Director, Medical Research, Syntex Research.   Dr. Roe is 53 years of age.  As
of September 16, 1994, Dr. Roe beneficially owned 185,500 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 139,500 have an exercise price of less than $24 per share.

     Kenneth Taylor. Dr. Taylor was elected a director of Syntex on September 12, 1994 and assumed the office of President and Chief Operating Officer on September 13, 1994. Until the end of October, 1994, he will also continue to serve as a Managing Director of Roche Products Ltd at Welwyn Garden City, U.K. As of September 16, 1994, Dr. Taylor beneficially owned no shares of Syntex Common Stock.

     Jean-Charles Tschudin. Mr. Tschudin joined Syntex on March 28, 1994 as Vice President and succeeded Dr. von Mutzenbecher as President, Syntex Pharmaceuticals, Europe, when Dr. von Mutzenbecher retired on July 31, 1994. From 1985 until 1994, Mr. Tschudin was with Johnson & Johnson International, serving most recently as a European sector Vice President. Mr. Tschudin is 51 years of age. As of September 16, 1994, Mr. Tschudin beneficially owned 75,000 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, and all of which have an exercise price of less than $24 per share.

	  EXECUTIVE COMPENSATION OF SYNTEX AND CERTAIN OTHER BENEFITS Summary Compensation Table

     The following table summarizes, for each of the three fiscal years ended July 31, 1994, 1993 and 1992, the compensation awarded to, paid to or earned by the Chief Executive Officer (the "CEO") of Syntex and the other five most highly compensated executive officers of Syntex (the "Named Executive Officers").


											 Long-Term
											Compensation
											 Number of
						Annual Compensation      Other Annua     Securities          All Other
					     _________________________   Compensation    Underlying        Compensation
Name and Principal Position     Year         Salary($)      Bonus($)(1)    ($)(2)   l   Options/SARs          ($)(3)
___________________________     ____         ________       ___________  ____________   ____________       ____________

Paul E. Freiman                  1994         680,000         374,000                           0         44,028
  Chairman of the Board;         1993         676,670         252,000                     425,000         36,834
  Chief Executive Officer        1992         633,333         350,000                      50,000
James N. Wilson*                 1994         450,000         200,000                           0         35,482
  President and Chief            1993         446,252         145,000                     275,000         26,276
  Operating Officer              1992         400,000         201,500                      20,000
Gerhard von Mutzenbecher         1994         348,432         135,000                           0          5,777
  Vice President**               1993         348,090          99,800                      89,000          2,400
				 1992         312,826         145,500                      18,500
Thomas L. Gutshall               1994         325,000         120,000                           0         26,296
  Executive Vice President       1993         323,434         109,300        49,991        99,000         18,219
				 1992         302,417         160,400                      15,000
Robert L. Roe                    1994         320,000         130,000                           0         22,479
  Senior Vice President          1993         318,333         109,300                     104,000         17,837
				 1992         263,000         153,200                      25,000
Robert A. Lewis                  1994         320,000         130,000                           0         13,469
  Senior Vice President          1993         318,333         109,300                     104,000         11,798
				 1992         248,667         144,800                      25,000

_____________________
  (1) Bonuses paid to all Named Executive Officers except Mr. Freiman for fiscal year 1992 were awarded pursuant to Syntex's Management Incentive Compensation Plan, and bonuses for the 1993 and 1994 fiscal years were awarded pursuant to Syntex's Short-term Compensation Plan. Mr. Freiman's bonus for each year was recommended by the Compensation and Benefits Committee and approved by the Board of Directors.

  (2) The only type of Other Annual Compensation for each of the Named Executive Officers was in the form of perquisites. In the case of Mr. Gutshall, the total amount indicated for fiscal year 1993 includes the incremental cost to Syntex of his personal use of the corporate aircraft, which was $30,852, the personal use portion of his Syntex provided car, which was $15,492, and his home security system. In the case of the other Named Executive Officers, the total amount of such perquisites was less than the level required for reporting in fiscal years 1993 and 1994.

  (3) Includes amounts contributed by Syntex to the Syntex U.S. Employees Retirement Savings Plan in the following amounts in fiscal years 1993
      and 1994, respectively:   Mr. Freiman, $8,994.00, $7,500.02; Mr. Wilson,
      $8,994.00, $9,000.00; Mr. Gutshall, $8,994.00;  $8,999.99; Dr. Roe,
      $9,596.99, $9,000.00; Dr. Lewis, $9,878.24, $9,000.00.  Also includes amounts contributed by Syntex to the Supplemental Employee Retirement Savings Plan for the account of each executive officer in the following amounts in fiscal years 1993 and 1994, respectively: Mr. Freiman, $24,839.50, $26,500.06; Mr. Wilson, $14,581.98, $18,375.00; Mr.
      Gutshall, $7,274.66, $10,500.01; Dr.  Roe, $6,319.68, $8,133.36; Dr.
      Lewis, $0, $1,100.00.   The remainder represents the value contributed
      for the executive officer's life insurance premium, except that the amount indicated for Dr. von Mutzenbecher represents the amount of premiums paid by Syntex for his coverage under Syntex's Umbrella Medical and Life Insurance Plan, whose participants include certain management-level employees located outside of the United States.

- --------------------
* Mr. Wilson was elected a director of Syntex in 1990 and assumed the office of President and Chief Operating Officer of Syntex on January 1, 1991. He resigned as Director, President and Chief Operating Officer and as a member of the Finance Committee effective as of September 12, 1994. From 1988 until 1990, Mr. Wilson was Chairman and Chief Executive Officer of Neurex Corporation, a company engaged in pharmaceutical research. Mr. Wilson is 50 years of age. As of September 16, 1994, Mr. Wilson beneficially owned 357,600 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 275,000 have an exercise price of less than $24 per share.

** Dr. von Mutzenbecher retired from Syntex effective as of the end of the fiscal year ended July 31, 1994. Dr. von Mutzenbecher was the President, Syntex Pharmaceuticals, Europe and Vice President, Syntex Corporation from 1992 until 1994. From 1987 to 1992 he served as the Regional Vice President, Europe and Mexico, Syntex Pharmaceuticals International Limited. Dr. von Mutzenbecher is 59 years of age. As of September 16, 1994, Dr. von Mutzenbecher beneficially owned 165,400 shares (less than 1%) of Syntex Common Stock, all of which were shares issuable under currently exercisable stock options and options exercisable within sixty days of September 16, 1994, of which 129,100 have an exercise price of less than $24 per share.


Stock Option Grants in Fiscal 1994

     No stock options were granted to any of the Named Executive Officers in fiscal 1994. Effective as of the closing of the Tender Offer, all of Syntex's stock-based compensation plans for employees and directors have been terminated.

Aggregated Option Exercises in Fiscal 1994 and Fiscal Year-End Option Values

     The following table sets forth the aggregated option exercises for the Named Executive Officers in fiscal 1994 and the difference between the market value of the Shares at fiscal year-end and the exercise price of exercisable and unexercisable options.

							       Number of Securities Underlying    Value of Unexercised In-
								   Unexercised Options at           the-Money Options at
				   Number of                            July 31, 1994                 July 31, 1994(1)
				Shares Acquired       Value      --------------------------      --------------------------
	    Name                  on Exercise       Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
	    ----                ---------------     --------     -----------   -------------    -----------   -------------

Paul E. Freiman                          0         $       0            207,750     446,250     $1,064,176        $1,390,625
James N. Wilson                          0                 0             63,200     294,400         25,000           903,125
Gerhard von Mutzenbecher            10,800            96,947             66,150      99,250        304,447           293,250
Thomas L. Gutshall                  15,600           155,953            105,650     107,750        579,378           323,250
Robert L. Roe .                      7,600            79,344             71,250     114,250        281,088           338,250
Robert A. Lewis                          0                 0             57,792     114,250         92,193           338,250

- --------------------
  (1) On July 29, 1994 (the last business day of Syntex's fiscal year), the average of the high and low prices of the Shares on the New York Stock Exchange was $23.315. Pursuant to the terms of the plans under which the options were awarded, all such options became fully vested and exercisable upon the change of control of Syntex that occurred as of the closing of the Tender Offer. Pursuant to the Merger Agreement, all such options outstanding immediately prior to the Effective Time will be converted into the right to receive from Syntex an amount equal to the excess, if any, of $24.00 (or any other higher price per Share paid in the Tender Offer) over the applicable exercise price per Share of such stock option, multiplied by the number of Shares subject to such stock option. On May 26, 1994, the Board of Directors of Syntex adopted resolutions amending, and took certain other actions with respect to, Syntex's 1984 Stock Option and Stock Appreciation Rights Plan, 1991 Stock Option Plan for Non-Employee Directors, and Call-to-Action Incentive Plan to permit those officers and directors of Syntex who are subject to Section 16 of the Exchange Act to exercise their stock options with a non-interest bearing full recourse note on the date immediately prior to the Effective Time. The option shares will be pledged to Syntex to secure payment of the notes, and Syntex will withhold from the merger consideration payable with respect to the option shares an amount sufficient to pay off the notes in full. The Board took such action in order to facilitate the disposition of securities held by such officers and directors in full compliance with the requirements of Section 16 of the Exchange Act. The net consideration payable to such directors and officers with respect to their outstanding options will not be increased as a result of permitting them to exercise their options in this manner.


Long-Term Incentive Plans -- Awards in Last Fiscal Year

     Syntex did not make any long-term incentive awards to any of the Named Executive Officers in fiscal 1994. However, the closing of the Tender Offer did constitute a change in control for purposes of the Call-to-Action Incentive Plan, whereupon deferred cash incentives became due and payable to the Named Executive Officers in the following amounts: Paul E. Freiman $594,000, James N. Wilson $395,820, Gerhard von Mutzenbecher $135,000, Thomas
L. Gutshall $135,000, Robert L. Roe $135,000, and Robert A. Lewis $135,000.

Pension Plan

     The Syntex U.S. Employees Pension Plan (the "Pension Plan") is a non-contributory, defined benefit plan that covers United States employees of Syntex and its subsidiaries (other than bargaining unit employees). The Pension Plan provides for normal retirement at age 65 with a benefit based upon both years of service and the employee's highest average annual compensation in five consecutive calendar years during his or her last ten years of employment. Annual benefits are calculated as 1.5 percent of final average compensation multiplied by the employee's number of years of credited service. The Syntex U.S. Employees Amended Supplemental Pension Plan (the "Supplemental Pension Plan") provides for payment of additional benefits (1) corresponding to the reductions in benefit levels resulting from changes in the Pension Plan made in 1989, (2) in excess of the maximum limitation on benefits payable, or attributable to compensation in excess of the maximum amount countable, under the Pension Plan as imposed by the Code.

     The following table presents the annual pension benefits payable in specified compensation and years of service classifications under the Pension Plan and the Supplemental Pension Plan. The amounts shown in this table are subject to reduction for the primary Social Security benefit that an individual would receive at his Social Security retirement date. Benefits under the Pension Plan and the Supplemental Pension Plan are computed as a straight-life annuity.

					   Pension Plan Table

					   Years of Service(2)
			 -----------------------------------------------------
Renumeration (1)             15        20         25         30         35
- ----------------         --------   --------   --------   --------    --------

   $   200,000           $ 55,000   $ 73,400   $ 91,600   $110,000    $128,000
       300,000             82,500    110,000    137,500    165,000     192,500
       500,000            137,500    183,300    229,200    275,000     320,800
       700,000            192,500    256,700    320,800    385,000     449,200
       900,000            247,500    330,000    412,500    495,000     577,500
     1,100,000            302,500    403,300    504,200    605,000     705,800
     1,300,000            357,500    476,700    595,800    715,000     834,200

- --------------
  (1) Compensation for purposes of the Pension Plan means total salary or wages, including shift differentials, vacation and sick leave pay, overtime, salary reduction contributions made pursuant to the Syntex U.S. Employees Retirement Savings Plan, commissions and bonuses. Neither Mr. Freiman's covered compensation nor that of any other Named Executive Officer differs substantially (by more than 10%) from the salary and bonus information set forth in the Summary Compensation Table.

  (2) As of August 15, 1994, the following are the approximate years of Credited Service under the Pension Plan for the Named Executive
      Officers: Mr. Freiman, 32; Mr. Wilson, 17; Mr. Gutshall, 13; Dr. Roe, 18; and Dr. Lewis, 8. Dr. von Mutzenbecher participates in a separate pension plan for certain employees located outside the United States, which provides benefits comparable to those provided under the Pension Plan and Supplemental Pension Plan. Dr. von Mutzenbecher has 31 years
      of credited service under the applicable plan.   Pursuant to the terms
      of certain severance agreements between Syntex and the Named Executive Officers, these stated years of Credited Service will be increased for certain purposes in the computation of benefits in the event the executive's employment is terminated following a "change of control" of Syntex. See "Severance Agreements" below. The closing of the Tender Offer constitutes a change in control of Syntex for purposes of these severance agreements.

Severance Agreements

     Syntex has entered into agreements with Messrs. Freiman, Wilson, von Mutzenbecher, Gutshall, Lewis and Roe, and with certain other key executives, which provide certain benefits if, following a change in control (as defined in the agreements) of Syntex, Syntex terminates the executive's employment for any reason other than disability or for cause, or so alters his or her terms and conditions of employment as to afford the executive good reason to terminate his or her employment. In the event of such termination, the executive will be entitled to a termination payment equal to the sum of his or her annual base salary at the time of the change of control and the average of his or her last three bonus awards prior to the change in control multiplied by three if such termination occurs within the first year after the change in control, or multiplied by two if the termination occurs during the second or third year after the change in control, minus any amount the executive receives under Syntex's enhanced severance plan, and the executive will also receive the same number of years' worth of additional service and other credits for purposes of the Pension Plan and Supplemental Pension Plan and continued welfare benefits for the same period. In addition, Syntex will provide the executives with a tax "gross-up" payment in the event of the imposition of an excise tax upon the executive pursuant to Section 4999 of the Code. These executive officers also participate in Syntex's enhanced severance plan, under which employees are generally entitled to severance payments of 12 weeks' salary plus an additional two weeks' salary for each year of service with Syntex up to 13 years of service, for a maximum severance entitlement of 38 weeks' salary, which benefits are offset against the amount of any severance payment the executive is entitled to receive pursuant to his or her individual severance agreement. The Named Executive Officers are
participants in Syntex's Call-to-Action Incentive Plan.   Upon the change in
control of Syntex that occurred when the Tender Offer closed, all stock options granted under the plan became fully exercisable and a pro rata portion of the deferred cash incentive awards was paid to the executives. Options and stock appreciation rights issued under Syntex's 1984 Stock Option and Stock Appreciation Rights Plan also become immediately exercisable upon the change in control of Syntex.

Compensation Committee Interlocks and Insider Participation

     Dr. Miriam Stoppard, a non-employee director who served on the Compensation and Benefits Committee during the 1994 fiscal year, was Managing Director of Syntex Pharmaceuticals Ltd. from 1976 until 1980.

Certain Transactions

     Dr. Rosenkranz entered into an agreement with Syntex pursuant to which he acted as a consultant to Syntex for a four-year period commencing October 1, 1987. This agreement was renewed for additional two-year periods commencing October 1, 1991, and October 1, 1993, at an annual fee of $57,750.

     Mr. Solomon entered into an agreement with Syntex pursuant to which he acted as a consultant to Syntex for a two-year period commencing February 1, 1989, at an annual fee of $50,000. The agreement was renewed for additional two-year periods commencing February 1, 1991 and February 1, 1993, and it is automatically renewable for additional two- year terms unless terminated by either party upon written notice given at least 90 days prior to the anniversary date of the agreement.

     During the fiscal year ended July 31, 1994, the law firm of Holtzmann, Wise & Shepard, of which Mr. Holtzmann, a director of Syntex, is a partner, rendered general legal services to Syntex and its subsidiaries for which fees of $858,434 have been approved. An additional fee of $1,500,000 has been approved for the services of the firm in connection with the the Transaction.

     In March 1992, Syntex entered into a loan agreement with Mr. Booth, an executive officer of Syntex, pursuant to which Syntex loaned Mr. Booth $200,000 to be used toward the purchase of a principal residence in California. This loan was made in connection with Mr. Booth's relocation, and no interest is charged thereon. One fifth of the principal amount of the loan will be forgiven for each full year that Mr. Booth remains an active employee of Syntex, and any remaining balance must be repaid within one year from the date of any termination of employment, except a termination following a change in control (as defined in the agreement) of Syntex. The amount of the loan that remained outstanding as of July 31, 1994, was $120,000. The closing of the Tender Offer constituted a change in control for purposes of the agreement.

     In November 1992 and June 1993, Syntex made loans to Dr. Roe, an executive officer of Syntex, in the amounts of $50,000 and $100,000 respectively, under promissory notes bearing interest at the rate of 6 percent per year. Dr. Roe repaid the $100,000 loan, together with accrued interest, in July 1993, and the amount of the loan that remained outstanding as of July 31, 1994, was $50,000.

     Between August 1993 and April 1994, Syntex made loans to Richard P. Powers, an executive officer of Syntex, in the aggregate amount of $155,000, under promissory notes bearing simple interest at the rate of 6 percent per
year.   As of July 31, 1994, the aggregate amount of these loans that remained outstanding was $155,000.

     On April 28, 1994, the Board of Directors, based upon the recommendation of the Compensation and Benefits Committee, approved a resolution providing that any amendment to Syntex's Retiree Health Care Plans shall affect all retirees covered by and eligible to receive benefits thereunder as of the date of such amendment in the same manner and may not discriminate in favor of or against any such single retiree or group of retirees.

     On April 28, 1994, the Board of Directors, based upon the recommendation of the Trust Review Committee, approved a resolution providing that the assets held in trust for the benefit of the participants and beneficiaries of the Syntex Umbrella Pension Plan (which provides pension benefits for certain employees located outside the United States) may not be used for any purpose other than providing benefits to participants and beneficiaries of such plan, prior to the satisfaction of all liabilities under such plan.

     As of May 26, 1994, the Board of Directors had approved the payment of compensation to the members of the Special Committee as follows: to Anthony Solomon (Chairman), a total of $300,000, and to each of Julius R. Krevans and Robert S. Miller, Jr., a total of $125,000.

     On June 23, 1994, the Board of Directors approved an agreement to pay Mr. Freiman's former spouse a supplemental pension benefit equal to one half of the difference between the early retirement benefit that she would have received had Mr. Freiman retired on May 1, 1994 and the amount that she was entitled to receive commencing on that date without Mr. Freiman retiring. The amount of the supplemental payments initially is approximately $3,600 per month, which amount will be reduced if and when Mr. Freiman retires prior to reaching age 65. The supplemental payments will continue for the lifetime of Mr. Freiman's former spouse.

     In the opinion of Syntex, there were no material or significant transactions in which directors or officers were interested, other than those set forth herein.

		       CERTAIN REGULATORY CONSIDERATIONS

     General. Roche Capital is not aware of any license or regulatory permit that appears to be material to Syntex's business that might be adversely affected by the consummation of the Merger or, except as set forth below, of any approval or other action by any government or governmental authority or agency, domestic or foreign, that would be required for the consummation of
the Merger.   Should any such approval or other action be required, Roche
Capital currently contemplates that, except as described below under "State Takeover Statutes", such approval or other action will be sought. Roche Capital is unable to predict whether it may determine that it is required to delay the consummation of the Merger pending the outcome of any such matter. There is, however, no current intent to delay the consummation of the Merger pending the outcome of any such matter. There can be no assurance that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions or that if such approvals were not obtained or such other actions were not taken adverse consequences might not result to Syntex's business or certain parts of Syntex's business might not have to be disposed of, any of which could cause Roche Capital to elect to terminate the Merger Agreement. Roche Capital's obligation under the Merger Agreement to consummate the Merger is subject to certain conditions. See "Certain Other Provisions of the Merger Agreement -- Conditions to the Merger".

     Panama Takeover Law. Pursuant to Panama law, Roche Capital is required to deliver a Declaration, meeting certain disclosure requirements set out in Executive Decree No. 45 of December 5, 1977, as amended (the "Decree"), promulgated by the Republic of Panama, to the Board of Directors of Syntex in connection with the making of the Offer. The Decree requires the Board of Directors to determine whether the Declaration provides the requisite disclosure and, if so, in its absolute discretion, to decide whether to submit the Declaration to the National Securities Commission of the Republic of Panama for hearing and investigation or to the stockholders for their consideration or to permit Roche Capital to consummate the Offer without any further delay or consideration.

     Roche Capital has submitted the Declaration to the Board of Directors in compliance with the Decree, and the Board of Directors has accepted the Declaration and determined not to deliver the Declaration to the National Securities Commission of the Republic of Panama nor to submit the Declaration to a meeting of stockholders for their consideration.

     State Takeover Statutes. A number of states have adopted laws which purport, to varying degrees, to apply to attempts to acquire corporations that are incorporated in, or which have substantial assets, stockholders, principal executive offices or principal places of business or whose business operations otherwise have substantial economic effects in, such states. Syntex, directly or through subsidiaries, conducts business in a number of states throughout the United States, some of which have enacted such laws. Except as described herein, Roche Capital does not know whether any of these laws will, by their terms, apply to the Merger and Syntex and has not complied with any such laws. To the extent that certain provisions of these laws purport to apply to the Merger or other business combination, Roche Capital believes that there are reasonable bases for contesting such laws.

     In 1982, in Edgar v. MITE Corp., the Supreme Court of the United States invalidated on constitutional grounds the Illinois Business Takeover Statute which, as a matter of state securities law, made takeovers of corporations
meeting certain requirements more difficult.   However, in 1987 in CTS Corp.
v. Dynamics Corp. of America, the Supreme Court held that the State of Indiana could, as a matter of corporate law, constitutionally disqualify a potential acquiror from voting shares of a target corporation without the prior approval of the remaining stockholders where, among other things, the corporation is incorporated in, and has a substantial number of stockholders in, the state.

     If any government official or third party should seek to apply any state takeover law to the Merger, Roche Capital will take such action as then appears desirable, which action may include challenging the applicability or
validity of such statute in appropriate court proceedings.    In the event it
is asserted that one or more state takeover statutes is applicable to the Merger and an appropriate court does not determine that it is inapplicable or invalid as applied to the Merger, Roche Capital might be required to file certain information with, or to receive approvals from, the relevant state authorities or holders of Shares, and Roche Capital might be delayed in
consummating the Merger.   In such case, Roche Capital may not be obligated to
consummate the Merger.

     Antitrust. Under the HSR Act and the rules that have been promulgated thereunder by the Federal Trade Commission (the "FTC"), certain acquisition transactions may not be consummated unless certain information has been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the FTC and certain waiting period requirements have been satisfied. The purchase of Shares pursuant to the Offer was subject to such requirements.

     Pursuant to the requirements of the HSR Act, Roche and Syntex each filed a Notification and Report Form with respect to the Tender Offer with the Antitrust Division and the FTC on May 20, 1994. The FTC requested additional information and documentary material relevant to the Tender Offer from Roche Capital and Syntex on June 3, 1994 and extended the waiting period. Roche Capital certified its compliance with the FTC request for information on August 19, 1994; the applicable waiting period expired on August 29, 1994.

     On August 17, 1994, Roche and Syntex entered into an Agreement Containing Consent Order with the Staff of the FTC (the "Consent Agreement") to resolve certain antitrust concerns raised by the FTC. Under the terms of the Consent Agreement, Roche has agreed to divest, within twelve months of the date on which the Consent Agreement becomes a final order of the FTC, all of Syntex's United States right, title and interest in and to (i) drugs of abuse reagent products, including but not limited to EMIT [Registered], EMIT [Registered] II, and all patents, production technology and know-how related to the manufacture and sale of drugs of abuse reagent products in the United States and (ii) all assets, properties, business and goodwill, tangible and intangible, of the Syva Company, an indirect wholly-owned subsidiary of Syntex ("Syva"), in and relating to the development, manufacture, sale, distribution and marketing of drugs of abuse reagent products in the United States; and, unless not requested by the acquiror, (iii) all assets, properties, business and goodwill, tangible and intangible, of Syva in and relating primarily to the development, manufacture, sale, distribution and marketing of any in vitro diagnostic product other then drugs of abuse reagent products/inventory and storage capacity, and certain real property assets of Syva (collectively, the "Syva Business"). Roche is required to divest the Syva Business only to an acquiror that receives prior approval of the FTC and that has provided any necessary notice to or obtained any necessary approval from the United States Food and Drug Administration to manufacture and sell all of the Syva drugs of abuse reagent products, and only in a manner that has received the prior approval of the FTC. If Roche has not divested the Syva Business as required within the twelve-month period referred to above, the FTC may appoint a trustee to divest the Syva Business. The Consent Agreement further provides that for a period of ten years from the date the Consent Agreement becomes final, Roche may not, without prior approval of the FTC, (i) acquire more than 1% of the stock, share capital, equity or other interest in any concern which has been within two years of, or is, at the time of such acquisition, engaged in, the manufacture or production of drugs of abuse reagent products in the United States, or (ii) acquire certain types of assets used or previously used (and still suitable for use) in the manufacture and production of drugs of abuse reagent products in the United States to which sales of $3 million or more of drugs of abuse reagent products were attributable in the year preceding such acquisition.

     Until such time as Roche has divested the Syva Business, Roche is required to hold the Syva Business separate and to operate it independently of Roche and Syntex, pursuant to the terms of an Agreement to Hold Separate (the "Hold Separate Agreement"), which forms a part of the Consent Agreement.
Under the terms of the Hold Separate Agreement, Roche is not permitted to exercise direction or control over, or influence directly or indirectly, the Syva Business. In addition, earnings and profits of the Syva Business must be
retained separately by the Syva Business.   During the time that the Hold
Separate Agreement remains in effect, the Syva Business will be managed by a new board of directors in accordance with the terms of the Hold Separate Agreement.

     The Consent Agreement does not constitute an admission by Roche or Syntex that any law has been violated.

     The FTC has given its provisional approval to the Consent Agreement. On September 12, 1994, the Consent Agreement was placed on the public record for a period of sixty days, during which the FTC will accept comments on the Consent Agreement. The FTC has directed that all comments be submitted by Monday, November 14. The FTC thereafter may either withdraw its acceptance of the Consent Agreement or issue its final approval thereof. Should the FTC withdraw its provisional acceptance of the Consent Agreement, it may thereafter take any such action as it may consider appropriate.

     Since the applicable waiting period under the HSR Act has expired, Roche and Syntex are permitted to consummate the Merger. Notwithstanding the foregoing, at any time after the consummation of any transactions, the Antitrust Division or the FTC could take such action under the antitrust laws as deemed necessary or desirable in the public interest, including seeking divestiture of the Shares acquired in the Merger or divestiture of substantial assets of Roche Capital or Syntex. Private parties (including individual states) may also bring legal actions under the antitrust laws. Roche Capital does not believe that the consummation of the Merger will result in a violation of any applicable antitrust laws. However, there can be no assurance that a challenge to the Merger on antitrust grounds will not be made, or if such a challenge is made, what the result will be. See "Certain Other Provisions of the Merger Agreement -- Conditions to the Merger" for certain conditions to the Merger, including conditions with respect to litigation and certain governmental actions and `' -- Termination" for certain termination rights in connection with antitrust suits.

     Exon-Florio. Under Exon-Florio, the President of the United States is authorized to prohibit or suspend acquisitions, mergers or takeovers by foreign persons of persons engaged in interstate commerce in the United States if the President determines, after investigation, that such foreign persons in exercising control of such acquired persons might take action that threatens to impair the national security of the United States and that other provisions of existing law do not provide adequate authority to protect national
security.   Pursuant to Exon-Florio, notice of an acquisition by a foreign person may be made to CFIUS either voluntarily by the parties to such proposed acquisition, merger or takeover or by any member of CFIUS. On May 16, 1994 Roche Capital and Syntex filed with CFIUS a joint notice of the transactions contemplated by the Merger Agreement. On June 16, 1994, CFIUS informed Roche Capital that CFIUS had determined not to conduct an investigation in connection with the transactions contemplated by the Merger Agreement.

     EC Merger Regulation. The European Community Merger Regulation ("EC Merger Regulation") requires that notices of concentrations with a "community dimension" be provided to the EC Commission for review and approval prior to being put into effect.

     Under the EC Merger Regulation, a concentration that meets certain guidelines requires the filing of a notice in a prescribed form with the EC Commission. Roche Capital filed the required notice under the EC Merger Regulation on May 16, 1994. The EC Commission confirmed on May 26, 1994 that the notified concentration had a "community dimension", and that the EC Commission had jurisdiction to review the transaction. On June 20, 1994, the EC Commission informed Roche Capital that the EC Commission would not oppose the transactions contemplated by the Merger Agreement and had declared the transactions compatible with the common market.

				    EXPERTS

     The consolidated financial statements of Syntex as of July 31, 1993 and July 31, 1992 and for each of the three years in the period ended July 31, 1993, incorporated by reference in Syntex's Annual Report Form on 10-K for the year ended July 31, 1993 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements and report of Deloitte & Touche LLP are included in the Appendices attached hereto and are incorporated herein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

     The Consolidated Balance Sheet of Roche Capital at July 31, 1994 appearing in this Proxy Statement/Prospectus has been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


		       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and
Shareholder of Roche Capital
Corporation

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of Roche Capital Corporation (a Panama Corporation) and its subsidiaries at July 31, 1994, in conformity with generally accepted accounting principles. This financial statement is the responsibility of management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform an audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, and evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

As explained in Notes 2 and 3 to the consolidated balance sheet, Roche Capital Corporation has entered into an agreement dated May 1, 1994 for the acquisition of Syntex Corporation for an aggregate purchase price of US$5,300 million.


Price Waterhouse LLP

San Jose, California
August 19, 1994

			   ROCHE CAPITAL CORPORATION
			    (A Panama Corporation)
			  CONSOLIDATED BALANCE SHEET
				 JULY 31, 1994
				(Notes 2 and 3)

Assets
Cash                                                              U.S. $500
								  ---------
	Total assets                                                   $500
								       ====

Liabilities and Shareholders' Equity
Commitments (Note 3)
Common stock, no par value,
  500 shares authorized, issued and outstanding                        $500
								       ----
	Total liabilities and shareholders' equity                     $500
								       ====


			   ROCHE CAPITAL CORPORATION
			    (A Panama Corporation)
		      NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 -ORGANIZATION:

     Roche Capital Corporation ("Roche Capital") was incorporated under the laws of Panama and is a wholly owned subsidiary of Sapac Corporation Limited ("Sapac") which in turn is a wholly owned subsidiary of Roche Holding Ltd ("Roche") of Basel, Switzerland. Roche is the parent company of an international health care group which is engaged primarily in the development and manufacture of pharmaceuticals, vitamins and fine chemicals, diagnostics, flavors and fragrances and in the business of providing analytical laboratory services.

NOTE 2 -BASIS OF PRESENTATION:

Basis of presentation

     Roche Capital owns no physical properties other than all the outstanding shares of common stock of its wholly owned subsidiaries Roche (Panama) Corporation incorporated in Delaware ("Roche Panama") and Roche (Panama) Corporation incorporated in Panama. Roche Capital and its subsidiaries have never carried on any independent business activities other than those incident to their formation, the entering into the Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of May 1, 1994 with Syntex Corporation ("Syntex") and the transactions contemplated thereby, as more fully described in Note 3 below. The consolidated balance sheet has been prepared in accordance with generally accepted accounting principles in the United States.

Principles of consolidation

     The consolidated balance sheet includes the accounts of Roche Capital and its wholly owned subsidiaries.

NOTE 3 -ACQUISITION OF SYNTEX CORPORATION:

     On May 1, 1994, Roche Capital, Roche Panama and Syntex entered into the Merger Agreement. On May 6, 1994 Roche Capital commenced a tender offer for all shares of Syntex's outstanding common stock ("Common Stock") for $24.00 in cash per share (the "Offer"). Roche Capital expects to purchase the Syntex Common Stock using general corporate funds provided by Sapac purchasing additional common stock of Roche Capital and the proceeds of a loan from a group of commercial banks. Completion of the Offer remains subject to certain conditions, including the tender of a least a majority of the shares of Common Stock and the receipt of certain regulatory approvals. The Merger Agreement also provides that Roche Panama will be merged with and into Syntex (the "Merger") with Syntex becoming the surviving corporation and a wholly owned subsidiary of Roche Capital. Consummation of the Merger is subject to certain conditions including stockholder approval and receipt of certain regulatory approvals. Syntex is engaged primarily in the research, development, manufacture and sale of pharmaceutical products and medical diagnostic systems.

     Each share of Syntex Common Stock outstanding immediately prior to the Merger (other than shares held by Syntex as treasury shares or owned by Roche Capital or any affiliate of Roche Capital) will be converted into the right to receive $24.00 in cash per share of Common Stock, or at the election of each shareholder subject to certain restrictions, .024 shares of a limited conversion preferred stock ("LCPS") to be issued by Roche Capital. Roche Capital is not obligated to accept the stock elections with respect to more than 15% of the shares of Syntex Common Stock outstanding as of May 1, 1994. Also, Roche Capital is obligated to issue shares of LCPS only to the extent that the LCPS would be held of record by not more than 299 shareholders.

     The LCPS will be subject to mandatory redemption at the end of its ten-year term. Each full share of LCPS will have a stated and liquidation value of $1,000 per share. Holders of LCPS will be entitled to receive cumulative dividends at a rate of 3% per annum on the liquidation value of each share; such dividends will be payable annually. Roche Capital may redeem outstanding LCPS at any time in whole or from time to time in part at the stated value plus the aggregate of accrued and unpaid dividends as of the redemption date. Shares of LCPS may be exchanged, subject to certain restrictions, beginning the second anniversary of the issuance of such shares and on each anniversary thereafter prior to the mandatory redemption date, for Genussscheine of Roche ("Non-voting Equity Securities"). Shares of LCPS will have only limited voting rights and will not be listed on any securities exchange.

     Roche has agreed as of May 1, 1994 to guarantee to Syntex the prompt and full performance and discharge by Roche Capital and Roche Panama of all of the covenants, agreements, obligations, liabilities, representations and warranties of Roche Capital and Roche Panama under the Merger Agreement. In addition, Roche has agreed by means of a keepwell agreement with Roche Capital to make available sufficient Non-voting Equity Securities to enable Roche Capital to meet its exchange obligations under terms of the LCPS.

     It is anticipated that the acquisition of Syntex for an aggregate purchase price of $5,300 million will be accounted for by Roche Capital under the purchase method of accounting and the results of operations of Syntex will be included in the results of operations of Roche Capital for the periods subsequent to the completion of the Merger.

     Costs incidental to the Offer and Merger have been and will continue to be incurred by Sapac and Roche on behalf of Roche Capital. Such costs will be reimbursed to the appropriate company by Roche Capital on completion of the Merger and will ultimately form an element of the final purchase price.


							       APPENDIX A

				   CONFORMED COPY


	  ACQUISITION AGREEMENT AND PLAN OF MERGER


			dated as of


			May 1, 1994


			   among


		    Syntex Corporation,


		 Roche Capital Corporation


			    and


		 Roche (Panama) Corporation



		     TABLE OF CONTENTS


			 ARTICLE I

			 THE OFFER

     SECTION 1.01.  The Offer . . . . . . . . . . . . .    1
     SECTION 1.02.  Company Action  . . . . . . . . . .    2
     SECTION 1.03.  Directors . . . . . . . . . . . . .    4

			 ARTICLE II

			 THE MERGER

     SECTION 2.01.  The Merger  . . . . . . . . . . . .    6
     SECTION 2.02.  Conversion of Shares  . . . . . . .    7
     SECTION 2.03.  Surrender and Payment . . . . . . .    9
     SECTION 2.04.  Stock Options . . . . . . . . . . .   11

			ARTICLE III

		 THE SURVIVING CORPORATION

     SECTION 3.01.  Articles of Incorporation . . . . .   13
     SECTION 3.02.  Bylaws  . . . . . . . . . . . . . .   13
     SECTION 3.03.  Directors and Officers  . . . . . .   13

			 ARTICLE IV

	       REPRESENTATIONS AND WARRANTIES
		       OF THE COMPANY

     SECTION 4.01.  Corporate Existence and Power . . .   13
     SECTION 4.02.  Corporate Authorization . . . . . .   14
     SECTION 4.03.  Governmental Authorization  . . . .   14
     SECTION 4.04.  Non-Contravention . . . . . . . . .   14
     SECTION 4.05.  Capitalization  . . . . . . . . . .   15
     SECTION 4.06.  Subsidiaries  . . . . . . . . . . .   16
     SECTION 4.07.  SEC Filings . . . . . . . . . . . .   16
     SECTION 4.08.  Financial Statements  . . . . . . .   17
     SECTION 4.09.  Disclosure Documents  . . . . . . .   17
     SECTION 4.10.  Absence of Certain Changes  . . . .   18
     SECTION 4.11.  No Undisclosed Material
		      Liabilities   . . . . . . . . . .   20
     SECTION 4.12.  Litigation  . . . . . . . . . . . .   20
     SECTION 4.13.  Taxes . . . . . . . . . . . . . . .   20
     SECTION 4.15.  Compliance with Laws  . . . . . . .   25
     SECTION 4.16.  Finders' Fees . . . . . . . . . . .   25
     SECTION 4.17.  Environmental Matters . . . . . . .   25

			 ARTICLE V





	       REPRESENTATIONS AND WARRANTIES
			  OF BUYER

     SECTION 5.01.  Corporate Existence and Power . . .   26
     SECTION 5.02.  Corporate Authorization . . . . . .   27
     SECTION 5.03.  Governmental Authorization. . . . .   27
     SECTION 5.04.  Non-Contravention . . . . . . . . .   27
     SECTION 5.05.  Disclosure Documents  . . . . . . .   28
     SECTION 5.06.  Finders' Fees . . . . . . . . . . .   29
     SECTION 5.07.  Financing . . . . . . . . . . . . .   29

			 ARTICLE VI

		  COVENANTS OF THE COMPANY

     SECTION 6.01.  Conduct of the Company  . . . . . .   30
     SECTION 6.02.  Stockholder Meeting; Proxy
		      Material  . . . . . . . . . . . .   30
     SECTION 6.03.  Access to Information . . . . . . .   31
     SECTION 6.04.  Other Offers  . . . . . . . . . . .   32
     SECTION 6.05.  Notice of Certain Events  . . . . .   33

			ARTICLE VII

		     COVENANTS OF BUYER

     SECTION 7.01.  Obligations of Merger Subsidiary  .   34
     SECTION 7.02.  Voting of Shares  . . . . . . . . .   34
     SECTION 7.03.  Director and Officer Liability  . .   34
     SECTION 7.04.  Employee Matters  . . . . . . . . .   35

			ARTICLE VIII

	     COVENANTS OF BUYER AND THE COMPANY

     SECTION 8.01.  Best Efforts  . . . . . . . . . . .   37
     SECTION 8.02.  Certain Filings . . . . . . . . . .   37
     SECTION 8.03.  Public Announcements  . . . . . . .   38
     SECTION 8.04.  Further Assurances  . . . . . . . .   38

			 ARTICLE IX

		  CONDITIONS TO THE MERGER

     SECTION 9.01.  Conditions to the Obligations of
		      Each Party  . . . . . . . . . . .   38
     SECTION 9.02.  Conditions to the Obligations of
		      Buyer and Merger Subsidiary   . .   39
     SECTION 9.03.  Conditions to the Obligation of the
		      Company to Effect the Merger  . .   40





			 ARTICLE X

			TERMINATION

     SECTION 10.01.  Termination  . . . . . . . . . . .   40
     SECTION 10.02.  Effect of Termination  . . . . . .   41

			 ARTICLE XI

		       MISCELLANEOUS

     SECTION 11.01.  Notices  . . . . . . . . . . . . .   42
     SECTION 11.02.  Survival of Representations and
		      Warranties  . . . . . . . . . . .   43
     SECTION 11.03.  Amendments; No Waivers . . . . . .   43
     SECTION 11.04.  Expenses . . . . . . . . . . . . .   43
     SECTION 11.05.  Successors and Assigns . . . . . .   44
     SECTION 11.06.  Governing Law  . . . . . . . . . .   44
     SECTION 11.07.  Counterparts; Effectiveness  . . .   44
     SECTION 11.08.  Validity . . . . . . . . . . . . .   44
     SECTION 11.09.  Entire Agreement . . . . . . . . .   45
     SECTION 11.10.  Definition . . . . . . . . . . . .   45




	  ACQUISITION AGREEMENT AND PLAN OF MERGER



	  ACQUISITION AGREEMENT AND PLAN OF MERGER dated as of May 1, 1994 among Syntex Corporation, a Panama corporation (the "Company"), Roche Capital Corporation, a Panama corporation ("Buyer") and an indirectly, wholly owned subsidiary of Roche Holding Ltd, a Swiss corporation ("Parent"), and Roche (Panama) Corporation, a Delaware corporation and wholly owned subsidiary of Buyer ("Merger Subsidiary").

	  The parties hereto agree as follows:


			 ARTICLE I

			 THE OFFER

	  SECTION 1.01. The Offer. (a) Provided that none of the conditions set forth in Annex I hereto shall have been occurred, Buyer shall, as promptly as practicable after the date hereof, but in no event later than five business days following the public announcement of the terms of this Agreement, commence an offer (the "Offer") to purchase all of the outstanding shares of common stock, $1.00 par value (the "Shares"), of the Company at a price of $24.00 per Share, net to the seller in cash (the "Offer Price"). The Offer shall be subject to the condition that there shall be validly tendered in accordance with the terms of the Offer prior to the expiration date of the Offer and not withdrawn a number of Shares which, together with the Shares then owned by Buyer, represents at least a majority of the Shares outstanding on a fully diluted basis (the "Minimum Condition") and to the other conditions set forth in Annex I hereto. Buyer expressly reserves the right to waive the Minimum Condition (but not below 77,400,000 shares) or any of the other conditions to the Offer and to make any change in the terms or conditions of the Offer; provided that no change may be made which changes the form of consideration to be paid or decreases the price per Share or the number of Shares sought in the Offer or which imposes conditions to the Offer in addition to those set forth in Annex I or makes any other change in the terms or conditions of the Offer which is materially adverse to the holders of Shares. Subject to the terms and conditions of the Offer, Buyer shall pay for Shares which have been validly tendered and not withdrawn pursuant to the Offer at the earliest such time following expiration of the Offer that all conditions to the Offer shall have been satisfied or waived by Buyer. Buyer covenants and agrees that, subject to the terms and conditions of this Agreement, including but not limited to the conditions of the Offer set forth in Annex I hereto, it will accept for payment and pay for Shares validly tendered and not withdrawn pursuant to the Offer as soon as it is permitted to do so under applicable law.

	  (b)  As soon as practicable on the date of
commencement of the Offer, Buyer shall file with the SEC (as defined in Section 4.07) a Tender Offer Statement on
Schedule 14D-1 with respect to the Offer which will contain the offer to purchase and form of the related letter of transmittal (together with any supplements or amendments thereto, collectively the "Offer Documents"). Buyer and the Company each agrees promptly to correct any information provided by it for use in the Offer Documents if and to the extent that it shall have become false or misleading in any material respect. Buyer agrees to take all steps necessary to cause the Offer Documents as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable federal securities laws. The Company and its counsel shall be given a reasonable opportunity to review and comment on the Offer Documents prior to their being filed with the SEC. Buyer and Merger Subsidiary agree to provide the Company and its counsel in writing with any comments Buyer, Merger Subsidiary or their counsel may receive from the SEC or its Staff with respect to the Offer Documents promptly after the receipt of such comments.

	  SECTION 1.02. Company Action. (a) The Company hereby consents to the Offer and represents as of the date hereof that its Board of Directors, at a meeting duly called and held, has by a unanimous vote of those directors who were present and voting (i) determined that this Agreement and the transactions contemplated hereby, including the Offer and the Merger (as defined in Section 2.01), are fair to and in the best interest of the Company's stockholders,
(ii) approved this Agreement and the transactions contemplated hereby, including the Offer and the Merger, which approval satisfies the relevant requirements of the General Corporation Law of the Republic of Panama (the "Panama Law"), and (iii) (A) accepted the Declaration dated May 1, 1994 setting forth information regarding the Buyer and the Buyer's future plans regarding the Company (the "Declaration") as satisfying Panama Law and all Executive Decrees relating to declarations, including but not limited to Executive Decree No. 45 of December 5, 1977, as amended by Executive Decree No. 51 of July 12, 1985 (the "Decree") and (B) determined not to deliver the Declaration to the National Securities Commission of the Republic of Panama as permitted by Article 5 of the Decree nor to submit the Declaration to a meeting of Shareholders of the Corporation for their consideration, as permitted by Article 5-A of the Decree. The Company represents that its Board of Directors unanimously recommends acceptance of the Offer and approval and adoption of this Agreement and the Merger by its stockholders; provided, however, that subject to Section 11.04, any such recommendation may be withdrawn or modified to the extent that the Board of Directors deems it necessary to do so in the exercise of their fiduciary duties under applicable law as advised by counsel to the Company.

	  The Company further represents that Arias, Fabrega y Fabrega has advised the Company's Board of Directors of its opinion to the effect that the Declaration was delivered in substantially proper form and content to the Company pursuant to the Decree, that the Declaration contains substantially all the information and documentation required by the Decree to be delivered for proper appraisal and recommendation of a purchase offer for securities of a company under the Decree, and that the Declaration provides sufficient disclosure under Panamanian law for the making and consummation of the Offer. In so advising the Company's Board of Directors, Arias, Fabrega y Fabrega shall have relied on the representation of the Buyer that (i) there were no audited financial statements for the Buyer for the fiscal year ending December 31, 1993 available on the date thereof, (ii) the audited financial statements for the Buyer for the fiscal year ending December 31, 1993 will be ready and released on or about May 10th, 1994, (iii) the financial position of Buyer as of not more than ninety days prior to the date thereof, was, in all material respects, no worse than the financial position of the Buyer as of December 31, 1992 and (iv) the Declaration is true in all material respects and that the statements included in the Declaration do not omit any material information necessary to make such statements not misleading in any material respect under the circumstances in which such statements were made.

	  The Company further represents that Goldman
Sachs & Co. has delivered to the Company's Board of Directors its written opinion to the effect that, as of the date of said opinion, the cash consideration to be received by the holders of Shares in the transactions contemplated by this Agreement is fair to such holders. To the knowledge of the Company, all of its directors and members of the operating committee intend either to tender their Shares pursuant to the Offer or to vote, as shareholders, in favor of the Merger and adoption of this Agreement.

	  In connection with the Offer, the Company will promptly furnish Buyer with a list of its stockholders, mailing labels and any available listing or computer file containing the names and addresses of all record holders of Shares and lists of securities positions of Shares held in stock depositories, in each case to the best knowledge of the Company true and correct as of the most recent practicable date, and will provide to Buyer such additional information (including, without limitation, updated lists of stockholders, mailing labels and lists of securities positions) and such other assistance as Buyer may reasonably request in connection with the Offer. Subject to the requirements of applicable law, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Merger, Buyer and its affiliates and associates shall hold in confidence the information contained in any such labels, listings and files, will use such information only in connection with the Offer and the Merger, and, if this Agreement shall be terminated, will deliver to the Company all copies of, and any extracts and summaries from, such information then in their possession.

	  (b) As soon as practicable on the day that the Offer is commenced the Company will file with the SEC (as defined in Section 5.07) a Solicitation/Recommendation Statement on Schedule 14D-9 (the "Schedule 14D-9") which shall reflect the recommendations of the Company's Board of Directors referred to above. The Company and Buyer each agree promptly to correct any information provided by it for use in the Schedule 14D-9 if and to the extent that it shall have become false or misleading in any material respect.
The Company agrees to take all steps necessary to cause the
Schedule 14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable United States federal securities laws. Buyer and its counsel shall be given an opportunity to review and comment on the Schedule 14D-9 prior to its being filed with the SEC and shall be provided with any comments the Company and its counsel may receive from the SEC or its Staff with respect to the Schedule 14D-9 promptly after receipt of such comments. Notwithstanding anything contained in this Section 1.02, if the Board of Directors determines in the exercise of their fiduciary duties to withdraw, modify or amend the recommendation of the Board of Directors referred to above, such withdrawal, modification or amendment shall not constitute a breach of this Agreement.

	  SECTION 1.03. Directors. (a) Promptly upon the purchase by Buyer of a majority of the outstanding Shares on a fully diluted basis (including Shares purchased pursuant to the Offer), and subject to the last sentence of this
Section 1.03(a), Buyer shall be entitled to designate the number of directors, rounded up to the next whole number, on the Company's Board of Directors that equals the product of
(i) the total number of directors on the Company's Board of Directors (giving effect to the election of any additional directors pursuant to this Section) and (ii) the percentage that the number of Shares owned by Buyer and its affiliates (including Shares so purchased) bears to the total number of Shares outstanding, and the Company shall upon request by Buyer, at the Company's election, either increase the number of directors or seek and accept resignations of incumbent directors. At such times, and subject to the last sentence of this Section 1.03(a) the Company will use its best efforts to cause individuals designated by Buyer to constitute the same percentage as such individuals represent on the Company's Board of Directors of (x) each committee of the Board (other than any committee of the Board established to take action under this Agreement), (y) each board of directors of each Subsidiary (as defined in Section 5.06) and (z) each committee of each such board. Notwithstanding the foregoing, nothing contained in this Section shall require any current member of the Special Committee of the Board of Directors to resign from the Board of Directors. Subject to the foregoing, the Company shall use its best efforts to ensure that all of the members of the Board of Directors and such boards and committees as of the date hereof shall remain members of the Board of Directors and such boards and committees until the Effective Time (as defined in Section 2.01).

	  (b)  The Company's obligations to appoint
designees to the Board of Directors shall be subject to
Section 14(f) of the 1934 Act (as defined in Section 4.03) and Rule 14f-1 promulgated thereunder. The Company shall promptly take all actions required pursuant to Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section and shall include in the Schedule 14D-9 such information with respect to the Company and its officers and directors as is required under Section 14(f) and Rule 14f-1 to fulfill its obligations under this Section 1.03. Buyer will supply to the Company in writing and be solely responsible for any information with respect to itself and its nominees, officers, directors and affiliates required by
Section 14(f) and Rule 14f-1.

	  (c) Following the election or appointment of Buyer's designees pursuant to this Section 1.03 and prior to the Effective Time, except as provided in Section 2.02(g), any amendment of this Agreement or the articles of incorporation or by-laws of the Company, any termination or amendment of this Agreement by the Company, any extension by the Company of the time for the performance of any of the obligations or other acts of Buyer or Merger subsidiary or any exercise or waiver of any of the Company's rights hereunder, will require the concurrence of a majority of the directors of the Company then in office who are neither designated by Buyer, employees of the Company or any of its subsidiaries nor otherwise affiliated with Buyer, and who, if serving on the Board currently, were disinterested directors in connection with the Board's consideration of this Agreement.


			 ARTICLE II

			 THE MERGER

	  SECTION 2.01.  The Merger.  (a)  Upon the terms
and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 2.01(b)), Merger
Subsidiary shall be merged with and into the Company (the
"Merger"), whereupon the separate existence of Merger
Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

	  (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger in Article X hereof, the Company and Merger Subsidiary will file articles of merger or other appropriate documents for registration in the Mercantile Registry of the Republic of Panama and make all other filings or recordings required by Panama Law and the General Corporations Law of the State of Delaware ("Delaware GCL") in connection with the Merger. The Merger shall become effective at such time as articles of merger or other appropriate documents are duly filed in the Mercantile Registry of the Republic of Panama (the "Effective Time").

	  (c)  From and after the Effective Time, the
Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company and Merger Subsidiary, all as provided under Panama Law and the Delaware GCL.

	  SECTION 2.02.  Conversion of Shares.  At the
Effective Time, by virtue of the Merger and without any action on the part of Buyer, Merger Subsidiary, the Company or the holder of any of the following securities:

	  (a) each Share held by the Company as treasury stock or owned by Buyer or any subsidiary of Buyer immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto;

	  (b)  each share of common stock of Merger
     Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and

	  (c) each Share outstanding immediately prior to the Effective Time shall, except as otherwise provided in Section 2.02(a), be converted into the right to receive, at the election of the holders of Shares, either (i) subject to the restrictions set forth in
     Section 2.02(g), 0.024 shares of Limited Conversion
     Preferred Stock of Buyer, which Limited Conversion
     Preferred Stock shall have terms substantially as set forth in Exhibit A and shall have a stated value and liquidation value of $1,000 (or proportionately increased for any higher price per Share paid in the Offer) (the "LCPS") or (ii) $24.00 in cash, or any higher price per Share paid in the Offer, payable to the holder thereof, without interest ("Cash
     Consideration").

	  (d) Prior to the date of the Company Stockholder Meeting contemplated by Section 6.02, Buyer and the Company shall prepare a form (an "Election Form") pursuant to which a holder of Shares may specify the number of Shares owned by such holder that such holder desires to be converted into a right to receive cash in the Merger and the number of Shares owned by such holder that such holder desires to be converted into a right to receive shares of LCPS in the Merger. The Company shall cause an Election Form (and a letter of transmittal for use in exchanging certificates representing Shares for the consideration set forth in
     Section 2.02(c) (the "Merger Consideration")) mailed to each holder of Shares who shall request such an Election Form.

	  (e) Each holder of Shares (other than holders of Shares which, in accordance with subsection (a) above, are to be canceled in the Merger) shall have the right to specify in an Election Form the number of Shares owned by such holder that such holder desires to have converted into the right to receive cash in the Merger (a "Cash Election") and the number of Shares owned by such holder that such holder desires to have converted into the right to receive shares of LCPS in the Merger (a "Stock Election"). A Cash Election or a Stock Election shall be effective only if the Exchange Agent appointed by Buyer pursuant to Section 2.03 shall have received no later than 5:00 p.m. New York City time on the date three business days prior to the date of the Company Stockholder Meeting (the "Election Deadline")
     (i) an Election Form covering the Shares to which such Cash Election and/or Stock Election applies, executed and completed in accordance with the instructions set forth in such Election Form and (ii) the certificate or certificates representing such Shares, in such form and with such endorsements, stock powers and signature guarantees as may be required by such Election Form. A Cash Election or Stock Election may be revoked or changed only by delivering to the Exchange Agent, prior to the Election Deadline, a written notice of revocation or, in the case of a change, a properly completed revised Election Form that identifies the share certificates to which such revised Election Form applies. Delivery to the Exchange Agent prior to the Election Deadline of a revised Election Form with respect to any certificate representing Shares shall result in the revocation of all prior Election Forms with respect to all Shares evidenced by such certificate. Any termination of this Agreement in accordance with Article X shall result in the revocation of all Election Forms delivered to the Exchange Agent on or prior to the date of such termination. If an Election Form is revoked (either by delivery of a written notice of revocation or by delivery of a revised Election Form), the share certificates to which such Election Form applies, if previously delivered to the Exchange Agent, shall be returned to the person revoking such Election Form unless such person otherwise instructs the Exchange Agent. For purposes of this Agreement, "Non-Electing Shares" means all Shares (other than Shares that are to be canceled in the Merger) as to which neither an effective Cash Election nor an effective Stock Election has been made as of the Election Deadline. All Non-Electing Shares shall be deemed to have made the Cash Election.

	  (f) Buyer and the Company shall have the right to make rules, not inconsistent with the terms of this Agreement, governing the validity and effectiveness of Election Forms, the manner and extent to which Cash Elections and Stock Elections are to be taken into account in making the determinations required by this Section and the payment of the Merger Consideration.

	  (g) Notwithstanding any other provision of this Agreement to the contrary, Buyer shall be obligated to issue shares of LCPS only to the extent that the LCPS would be "held of record" (as such term is defined in the 1934 Act and Rule 12g-5 thereunder) by not more than 299 Persons. If the issuance of shares of LCPS in respect of all Shares as to which effective Stock Elections are made would result in the LCPS being "held of record" by more than 299 Persons, subject to the terms of this Agreement, Buyer shall issue LCPS to the maximum number of Persons who have made a valid Stock Election such that, after giving effect to such issuance, the LCPS are held of record by 299 Persons. In the event more than 299 holders of Shares make a valid Stock Election, Buyer and the Special Committee of the Board of Directors of the Company shall jointly agree, in their discretion, as to the method for selecting the holders who shall be entitled to receive shares of LCPS in the Stock Election; such method may consist of a lottery, selection by lot or the aggregate number of Shares as to which a holder makes a valid Stock Election, or any other method. In the event Buyer and the Special Committee of the Board of Directors are unable to agree on such a method, holders who made a Stock Election shall be deemed to have made a Cash Election.

	  (h) A Stock Election must be made with respect to at least one hundred Shares to be a valid Stock
     Election.

	  (i)  Notwithstanding any provision of this
     Agreement, Buyer shall not be obligated to accept
     Stock Elections with respect to more than 15% of the Shares outstanding as of the date hereof.

	  SECTION 2.03.  Surrender and Payment.  (a)  Prior
to the record date for the Company Stockholder Meeting, Buyer shall appoint an agent (the "Exchange Agent") for the purposes of receiving the Election Forms, determining (in accordance with Section 2.02) the form of the Merger
Consideration to be received by each holder of Shares and exchanging certificates (the "Certificates") that prior to the Effective Time represented Shares for the Merger
Consideration.  Buyer will make available to the Exchange
Agent, as needed, the Merger Consideration to be paid in respect of the Shares.

	  (b)  Each holder of Shares that have been
converted into a right to receive the Merger Consideration, upon surrender to the Exchange Agent of a Certificate or Certificates, together with a properly completed letter of transmittal covering the Shares formerly represented by such Certificate or Certificates, will be entitled to receive the Merger Consideration payable in respect of such Shares. Until so surrendered, each such Certificate shall, after the Effective Time, represent for all purposes, only the right to receive such Merger Consideration.

	  (c) If any portion of the Merger Consideration is to be paid to a person other than the registered holder of the Shares represented by the Certificate or Certificates surrendered in exchange therefor, it shall be a condition to such payment that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such Certificates or establish to the satisfaction of the Exchange Agent that
such tax has been paid or is not payable.   For purposes of
this Agreement, "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

	  (d) After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates representing Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this
Article II.

	  (e) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) that remains unclaimed by the holders of Shares six months after the Effective Time shall be returned to Buyer, upon demand, and any such holder who has not exchanged his Shares for the Merger Consideration in accordance with this Section prior to that time shall thereafter look only to Buyer for payment of the Merger Consideration in respect of his Shares. Buyer shall indemnify the Surviving Corporation for any payment of the Merger Consideration it may be required to make to a holder of Shares after the Merger Consideration has been returned to Buyer. Notwithstanding the foregoing none of Buyer, the Company or the Surviving Corporation shall be liable to any holder of Shares for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of Shares three years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of Buyer free and clear of any claims or interest of any person previously entitled thereto.

	  (f) No dividends, interest or other distributions with respect to securities of Buyer constituting part of the Merger Consideration shall be paid to the holder of any unsurrendered certificates representing Shares until such certificates are surrendered as provided in this Section. Upon such surrender, there shall be paid, without interest, to the person in whose name the certificates representing the securities of Buyer into which such Shares were converted are registered, all dividends, interest and other distributions payable in respect of such securities on a date subsequent to, and in respect of a record date after, the Effective Time.

	   SECTION 2.04. Stock Options. (a) Prior to the purchase of Shares pursuant to the Offer, the Board of Directors of the Company (or, if appropriate, any committee administering the Stock Plans (as defined below)) shall adopt such resolutions or take such other actions as are required to adjust, effective immediately prior to the Effective Time, the terms of all outstanding employee and director stock options to purchase Shares ("Stock Options") and all outstanding stock appreciation rights ("SARs"), whether or not presently exercisable, heretofore granted under any stock option or stock appreciation rights plan, program or arrangement of the Company or its Subsidiaries (collectively, the "Stock Plans") to provide that (i) each Stock Option together with any SAR related thereto or granted in tandem therewith and (ii) each SAR granted independent of, and not related to, any Stock Option (a "Free-standing SAR"), in each case outstanding immediately prior to the Effective Time shall be converted into the right of the holder of such Stock Option or Free-standing SAR, as the case may be, to receive a cash payment at that time from the Company of an amount determined by multiplying
(x) the excess, if any, of the Cash Consideration over the applicable exercise price per Share of such Stock Option or strike price per Share of such Free-standing SAR, as the case may be by (y) with respect to each Stock Option and related SAR, the number of Shares the holder of the Stock Option could have purchased (assuming full vesting of all Stock Options) had such holder exercised such Stock Option in full immediately prior to the Effective Time or, with respect to each free-standing SAR, the number of Shares with respect to which the Free-Standing SAR was granted (assuming full vesting of all free-standing SARs). All amounts payable pursuant to this Section 2.04(a) shall be subject to any required withholding of taxes and shall be paid without interest.

	  (b) Prior to the purchase of Shares pursuant to the Offer, the Board of Directors of the Company (or, if appropriate, any committee administering the Stock Plans) shall adopt such resolutions or take such other actions as are required to provide that the Stock Plans shall terminate as of a date prior to the occurrence of a "Change in Control" as defined in the Syntex Security of Employment Plan (the "Stock Plan Termination Date"), except with respect to Stock Options and SARs that are outstanding as of the Stock Plan Termination Date which Stock Options and SARs shall be adjusted immediately prior to the Effective Time as contemplated by Section 2.04(a), and to provide that the provisions in any other Employee Plan or Benefit Arrangement (each as defined in Section 4.14) providing for the issuance, transfer or grant of capital stock of the Company shall be deleted as of the Stock Plan Termination Date, and the Company shall take all necessary actions to provide that following the Effective Time, no holder of a Stock Option or SAR or any participant in any Stock Plan or other Employee Plan or Benefit Arrangement shall have any right thereunder to acquire any capital stock of the Company or the Surviving Corporation.

	  SECTION 2.05. Adjustments. If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Buyer shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the number of shares of LCPS constituting all or part of the Merger Consideration shall be appropriately adjusted.

	  SECTION 2.06. Fractional Shares. No fractional shares of LCPS shall be issued in the Merger. All fractional shares of LCPS that a holder of Shares would otherwise be entitled to receive as a result of the Merger shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash determined by multiplying the stated value of the LCPS by the fraction of a share of LCPS to which such holder would otherwise have been entitled.


			ARTICLE III

		 THE SURVIVING CORPORATION

	  SECTION 3.01. Articles of Incorporation. The articles of incorporation of Merger Subsidiary in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable law, except that the name of the Surviving Corporation shall be that of the Company at the date hereof.

	  SECTION 3.02.  Bylaws.  The bylaws of Merger
Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

	  SECTION 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.


			 ARTICLE IV

	       REPRESENTATIONS AND WARRANTIES
		       OF THE COMPANY

	  The Company represents and warrants to Buyer that:

	  SECTION 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Republic of Panama, and has the requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, financial condition or results of operations of the Company and the Subsidiaries (as defined in Section 4.06), taken as a whole (a "Material Adverse Effect") or would not reasonably be expected to result in a Material Adverse Effect. The Company has heretofore delivered to Buyer true and complete copies of the Company's articles of incorporation and bylaws as currently in effect.

	  SECTION 4.02.  Corporate Authorization.  The
execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for any required approval by the Company's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company.

	  SECTION 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger by the Company require no action by or in respect of, or filing by the Company with, any governmental body, agency, official or authority other than (i) the filing of articles of merger or other appropriate documents for registration in the Mercantile Registry of the Republic of Panama in accordance with Panama Law and the Delaware GCL; (ii) compliance with any applicable requirements of the HSR Act; and (iii) compliance with any applicable requirements of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act"); and (iv) such filings or registration with, or authorizations, consents or approvals of governmental bodies, agencies, officials or authorities, the failure of which to make or obtain, individually or in the aggregate, would not result in or could not reasonably be expected to result in a Material Adverse Effect or materially affect the consummation of the transactions contemplated by this Agreement.

	  SECTION 4.04. Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) contravene or conflict with the articles of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Sections 4.03 and 5.03, contravene or conflict with or constitute a violation of any provision of any material law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any Subsidiary,
(iii) except as disclosed in writing to Buyer prior to the date hereof, to the knowledge of the Company, require any consent, approval or notice under and will not conflict with, or result in the breach or termination of any provision of or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation, or loss of any benefit to which the Company or any Subsidiary is entitled under any provision of any material agreement, contract, license or other instrument binding on the Company or any Subsidiary, or allow the acceleration of the performance of, any material obligation of the Company or any of its subsidiaries under any material indenture, mortgage, deed of trust, lease, license, contract, instrument or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties is subject or bound or (iv) result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

	  SECTION 4.05. Capitalization. The authorized capital stock of the Company consists of 600,000,000 Shares. As of April 27, 1994, there were outstanding 221,134,238 Shares and employee stock options to purchase an aggregate of 11,562,042 Shares (of which, options to purchase an aggregate of 5,578,520 Shares were exercisable), in addition to options granted to substantially all employees of the Company in 1992 and 1993 with respect to an aggregate amount of approximately 1,000,000 Shares, none of which were exercisable. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Section and except for changes since April 27, 1994 resulting from the exercise of employee stock options outstanding on such date, there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company or any Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of the Company, and (iii) no options or other rights to acquire from the Company or any Subsidiary, and no obligation of the Company or any Subsidiary to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any Company Securities.

	  SECTION 4.06. Subsidiaries. (a) Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have or could not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company. Except as disclosed in writing to Buyer prior to the date hereof, all Subsidiaries and their respective jurisdictions of incorporation are identified in the Company's annual report on Form 10-K for the fiscal year ended July 31, 1993 (the "Company 10-K").

	  (b) All of the outstanding capital stock of, or other ownership interests in, each Subsidiary, is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (i) securities of the Company or any Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary, and (ii) options or other rights to acquire from the Company or any Subsidiary, and no other obligation of the Company or any Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary (the items in clauses
(i) and (ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

	  SECTION 4.07.  SEC Filings.  (a)  The Company has
delivered to Buyer (i) the annual reports on Form 10-K for its fiscal years ended July 31, 1991, 1992 and 1993, (ii) its quarterly reports on Form 10-Q for its fiscal quarters ended October 31, 1993 and January 31, 1994 (the latter referred to herein as the "Company 10-Q"), (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since December 7, 1992, and (iv) all of its other reports, statements, schedules and registration statements filed with the United States Securities and Exchange Commission (the "SEC") since December 7, 1992
(collectively, the "SEC Filings").

	  (b)  As of its filing date, each of the SEC
Filings, complied as to form in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

	  SECTION 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in its annual reports on Form 10-K and the quarterly reports on Form 10-Q referred to in Section 4.07 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). For purposes of this Agreement, "Balance Sheet" means the consolidated Balance Sheet of the Company as of July 31, 1993 and "Balance Sheet Date" means July 31, 1993.

	  SECTION 4.09. Disclosure Documents. (a) Each document required to be filed by the Company with the SEC in connection with the transactions contemplated by this Agreement (the "Company Disclosure Documents"), including, without limitation, the Schedule 14D-9, the proxy or information statement of the Company (the "Company Proxy Statement"), if any, to be filed with the SEC in connection with the Merger, and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act.

	  (b) At the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time such stockholders vote on adoption of this Agreement and at the Effective Time, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. At the time of the filing of any Company Disclosure Document other than the Company Proxy Statement and at the time of any distribution thereof to the Company's stockholders, such Company Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

	  (c) The representations and warranties contained in this Section 4.09 will not apply to statements included in or omissions from the Company Disclosure Documents based upon information furnished to the Company in writing by Buyer specifically for use therein.

	  (d) The information with respect to the Company or any Subsidiary that the Company furnishes to Buyer in writing specifically for use in the Offer Documents will not, at the time of the filing thereof, at the time first published, sent or given to the holders of Shares and immediately prior to the time Buyer accepts any Shares for payment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

	  (e) The information with respect to the Company or any Subsidiary that the Company furnishes to Buyer in writing specifically for use in the Registration Statement (as defined in Section 5.05(c)) will not contain at the time the Registration Statement becomes effective or at the Effective Time, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, not misleading.

	  SECTION 4.10. Absence of Certain Changes. Except as disclosed in writing to Buyer prior to the date hereof, since the Balance Sheet Date, the Company and Subsidiaries have in all material respects conducted their business in the ordinary course consistent with past practice and there has not been:

	  (a) any material adverse change in the business, assets, financial condition or results of operations of the Company and the Subsidiaries taken as a whole or any event, occurrence or development of a state of circumstances or facts which would reasonably be expected to result in such a material adverse change (a "Material Adverse Change");

	  (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company (other than quarterly cash dividends on the Shares not in excess of $.26 per Share per quarter and having customary record and payment dates), or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any Subsidiary;

	  (c) any amendment of any material term of any outstanding security of the Company or of any Subsidiary;


	  (d) any incurrence, assumption or guarantee by the Company or any Subsidiary of any material indebtedness for borrowed money or any creation or assumption by the Company or any Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

	  (e) any making of any loan, advance or capital contributions to or investment in any person other than loans, advances or capital contributions to or investments in wholly-owned Subsidiaries made in the ordinary course of business consistent with past practices;

	  (f) any change in any method of accounting or accounting practice by the Company or any Subsidiary, except for any such change required by reason of a concurrent change in generally accepted accounting principles; or

	  (g) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any Subsidiary, (iii) any increase in benefits payable under any existing severance or termination pay policies or employment agreements, or
     (iv) any increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any Subsidiary, other than in the ordinary course of business consistent with past practice other than fees payable to the Special Committee of the Board of Directors not exceeding the amounts disclosed in writing to Buyer.

	  SECTION 4.11.  No Undisclosed Material
Liabilities. Except as previously disclosed to Buyer in writing, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

	   (i) liabilities disclosed or provided for in the Balance Sheet or in the Company 10-Q;

	 (ii) liabilities which in the aggregate are not material to the Company and the Subsidiaries, taken as a whole; and

       (iii) liabilities under this Agreement and fees and expenses related thereto previously disclosed in writing to Buyer.

	  SECTION 4.12. Litigation. Except as set forth in the Company 10-K, the Company 10-Q or disclosed in writing to Buyer prior to the date hereof, there is no action, suit, investigation or proceeding (or, to the knowledge of the Company, any basis for any Person to assert any claim likely to result in liability or any other adverse determination) pending against, or to the knowledge of the Company threatened against or affecting, the Company or any Subsidiary or any of their respective properties before any court or arbitrator or any governmental body, agency or official which, if determined or resolved adversely to the Company or any Subsidiary in accordance with the plaintiff's demands, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Offer or the Merger or any of the other transactions contemplated hereby.

	  SECTION 4.13. Taxes. Except as set forth in the Company 10-K or 10-Q, to the knowledge of the Company,
(a) the Company and the Subsidiaries have filed, been included in or sent, all material returns, declarations and reports and information returns and statements required to be filed or sent by or relating to any of them relating to any Taxes (as defined below) with respect to any material income, properties or operations of the Company or any Subsidiary prior to the Effective Time (collectively, "Returns"); (b) as of the time of filing, the Returns correctly reflected in all material respects the facts regarding the income, business, assets, operations, activities and status of the Company and the Subsidiaries and any other information required to be shown therein; (c) the Company and the Subsidiaries have timely paid or made provision for all material Taxes that have been shown as due and payable on the Returns that have been filed; (d) the Company and the Subsidiaries have made or will make provision for all material Taxes payable for any periods that end before the Effective Time for which no Returns have yet been filed and for any periods that begin before the Effective Time and end after the Effective Time to the extent such Taxes are attributable to the portion of any such period ending at the Effective Time; (e) the charges, accruals and reserves for taxes reflected on the books of the Company and the Subsidiaries are adequate to cover the Tax liabilities accruing or payable by the Company and the Subsidiaries in respect of periods prior to the date hereof;
(f) neither the Company nor any Subsidiary is delinquent in the payment of any material Taxes or has requested any extension of time within which to file or send any material Return, which Return has not since been filed or sent; (g) no material deficiency for any Taxes has been proposed, asserted or assessed in writing against the Company or any Subsidiary (or any member of any affiliated or combined group of which the Company or any Subsidiary is or has been a member for which either the Company or any Subsidiary could be liable) other than those Taxes being contested in good faith; (h) neither the Company nor any Subsidiary has granted any extension of the limitation period applicable to any material Tax claims other than those Taxes being contested in good faith; and (i) neither the Company nor any Subsidiary is or has been a party to any material tax sharing agreement with any corporation which, as of the Effective Time, is not a member of the affiliated group of which the Company is a member.

	  "Tax" means with respect to any person (i) any net income, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, value-added or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount imposed by any taxing authority (domestic or foreign) on such person and (ii) any liability of the Company or any Subsidiary for the payment of any amount of the type described in clause (i) as a result of being a member of an affiliated or combined group.

	  SECTION 4.14. Employee Benefits. (a) The Company has provided Buyer with complete age, salary, bonus, service and related data as of a date no earlier than March 31, 1994 for employees and former employees of the Company and its Subsidiaries or, to the extent not so provided shall provide Buyer with such data as is maintained by the Company or its Subsidiaries or reasonably obtainable as soon as practicable after the date hereof.

	  (b) Section I of Schedule 4.14 identifies each "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), which (i) is subject to any provision of ERISA and (ii) is maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined below) and covers any current or former employee or director of the Company or any Subsidiary or under which the Company or any of its ERISA Affiliates has any liability (collectively, the "Employee Plans"). Copies of each Employee Plan (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof have been furnished to Buyer or, to the extent not so furnished, shall be furnished as soon as practicable after the date hereof, in either case together with (x) the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such Employee Plan and (y) the most recent actuarial valuation report prepared in connection with any such plan. For purposes of this
Section 4.14, "ERISA Affiliate" of any person means any other person which, together with such person, would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code").

	  (c) To the knowledge of the Company, no condition exists and no event has occurred that could constitute grounds for termination of any Employee Plan subject to Title IV of ERISA (a "Title IV Plan") or, with respect to any Employee Plan which is a multiemployer plan as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), presents a material risk of a complete or partial withdrawal under Title IV of ERISA. To the knowledge of the Company, if a "complete withdrawal" by the Company and all of its ERISA Affiliates were to occur as of the Effective Time with respect to all Employee Plans which are Multiemployer Plans, neither the Company nor any of its ERISA Affiliates would incur any material withdrawal liability under Title IV of ERISA.

	  (d) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date (after giving effect to any timely effective remedial amendments that may have been necessary to maintain such Employee Plans qualified status), and each trust forming a part thereof is exempt from tax pursuant to
Section 501(a) of the Code; provided however, that in order to maintain such qualified and tax exempt status, certain of such Employee Plans may be required to be amended during the currently pending remedial amendment period to conform to the Tax Reform Act of 1986 and subsequent legislation in a manner that is consistent with the manner in which such Employee Plan has operated. The Company has furnished to the Buyer copies of the most recent Internal Revenue Service determination letters with respect to each such Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan.

	  (e) Except to the extent specifically set forth and quantified in Section II of Schedule 4.14, there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

	  (f) Section III of Schedule 4.14 identifies each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its Subsidiaries and (iii) covers any current or former employee or director of the Company or any of its Subsidiaries. Such contracts, plans and arrangements as are described above, copies or descriptions of all of which have been furnished previously to Buyer, or, to the extent not so furnished, shall be furnished as soon as practicable after the date hereof, are referred to collectively herein as the "Benefit Arrangements". Each Benefit Arrangement has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Benefit Arrangement.

	  (g) Except as disclosed in writing to Buyer prior to the date hereof, there has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement which would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended on the Balance Sheet Date.

	  (h) (i) As of the Balance Sheet Date, the fair market value of the assets of each Title IV Plan (excluding for these purposes any accrued but unpaid contributions) exceeded the present value of all benefits accrued under such Title IV Plan determined using the assumptions and methods set forth in the most recent actuarial valuation report delivered by the Company's independent auditors with respect to such Plan.

	 (ii) As of the Balance Sheet Date, the aggregate unfunded liability of the Company and its ERISA Affiliates in respect to all Employee Plans described under Sections 4(b)(5) or 401(a)(1) of ERISA, computed using reasonable actuarial assumptions consistent with GAAP and determined as if all benefits under such plans were vested as of such date, did not exceed $14,000,000.

	(iii) With respect to each Benefit Arrangement which is maintained for the benefit of non United States employees of the Company or its Subsidiaries, as of the Balance Sheet Date, according to the actuarial assumptions and valuations most recently used for the purpose of funding each such Benefit Arrangement (or, if the same has no such assumptions and valuations or is unfunded, according to reasonable actuarial assumptions and valuations consistent with GAAP), the total amount or value of the funds available under such Benefit Arrangement to pay benefits accrued thereunder, together with any reserve or accrual with respect thereto, exceeded the present value of all benefits (actual or contingent) accrued as of the Balance Sheet Date of all participants and past participants therein who are employees or former employees of the Company or its Subsidiaries.

	 (iv) Except for (x) the accelerated payment of Deferred Cash Incentive Awards under the Company's Call-To-
Action Incentive Plan which will result in an aggregate payment of not more than $2,000,000, and (y) the acceleration of vesting of stock options and stock appreciation rights which are to be adjusted pursuant to
Section 2.04, no employee or former employee of the Company or any Subsidiary will become entitled to any compensation, bonus, retirement, severance, job security or similar benefit or enhanced such benefit solely as a result of the transactions contemplated hereby, without regard to any events that may occur after the Effective Time.
Immediately after giving effect to the transactions contemplated hereby, the aggregate maximum contingent liability of the Surviving Corporation and its subsidiaries in respect of cash termination and severance benefits under the Employee Plans and Benefit Arrangements will not exceed
$355,000,000.

	  SECTION 4.15. Compliance with Laws. Except as previously disclosed to Buyer in writing, to the knowledge of the Company, neither the Company nor any Subsidiary is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations which would, individually or in the aggregate, result in or could reasonably be expected to result in a Material Adverse Effect.

	  SECTION 4.16. Finders' Fees. Except for Goldman, Sachs & Co., whose fees have been disclosed in writing to Buyer and will be paid by the Company, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf, of the Company or any Subsidiary who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

	  SECTION 4.17.  Environmental Matters.  (a)  To the
knowledge of the Company, except as previously disclosed to Buyer in writing, there are no Environmental Liabilities of the Company or any Subsidiary other than:

	  (i)  Environmental Liabilities disclosed or
     provided for in the Company 10-K or the Company 10-Q;

	 (ii) Environmental Liabilities that individually or in the aggregate are not material to the Company and the Subsidiaries, taken as a whole; and

	(iii) Environmental Liabilities that individually or in the aggregate have not had and are not reasonably expected to have a Material Adverse Effect.

	  (b) The following terms as used in this Section shall have the following meanings:

	  "Environmental Liabilities" means any and all liabilities of the Company or any Subsidiary (including any entity which is a predecessor of the Company or any Subsidiary), whether accrued, contingent, absolute, determined, determinable, vested, potential, known or otherwise, and any existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, which (i) arise under or relate to matters covered by Environmental Laws and (ii) relate to actions occurring or conditions existing on or prior to the Effective Time.

	  "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, and governmental restrictions, now in effect or in effect at the Effective Time, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants or other hazardous substances or wastes into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or other hazardous substances or wastes or the clean-up or other remediation thereof.


			 ARTICLE V

	       REPRESENTATIONS AND WARRANTIES
			  OF BUYER

	  Buyer represents and warrants to the Company that:

	  SECTION 5.01.  Corporate Existence and Power.
Each of Buyer and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or in connection with arranging any financing required to consummate the transactions contemplated hereby.

	  SECTION 5.02.  Corporate Authorization.  The
execution, delivery and performance by Buyer and Merger
Subsidiary of this Agreement and the consummation by Buyer and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Buyer and Merger
Subsidiary and have been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by each of Buyer and Merger
Subsidiary and constitutes a valid and binding agreement of Buyer and Merger Subsidiary.

	  SECTION 5.03. Governmental Authorization. The execution, delivery and performance by Buyer and Merger Subsidiary of this Agreement and the consummation by Buyer and Merger Subsidiary of the transactions contemplated by this Agreement, to the knowledge of Buyer and Merger Subsidiary, require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i) the filing of the articles of merger or other appropriate documents in accordance with Panama Law and the Delaware GCL, (ii) compliance with any applicable requirements of the HSR Act, (iii) compliance with any applicable requirements of the 1934 Act, (iv) the filing of a notice pursuant to Section 721 of the Defense Production Act of 1950, as amended ("Exon-Florio") and (v) compliance with the applicable requirements of the Securities Act of 1933 (the "1933 Act"), and (vi) compliance with any applicable foreign or state securities or Blue Sky laws.

	  SECTION 5.04. Non-Contravention. The execution, delivery and performance by Buyer and Merger Subsidiary of this Agreement and the consummation by Buyer and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene or conflict with the certificate or articles of incorporation or bylaws of Buyer or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene or conflict with any provision of law, regulation, judgment, order or decree binding upon Buyer or Merger Subsidiary or (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Buyer or Merger Subsidiary or to a loss of any benefit to which Buyer or Merger Subsidiary is entitled under any agreement, contract or other instrument binding upon Buyer or Merger Subsidiary.

	  SECTION 5.05. Disclosure Documents. (a) The information with respect to Buyer and its subsidiaries (including without limitation Merger Subsidiary), Parent and their respective Affiliates that Buyer furnishes to the Company in writing specifically for use in any Company Disclosure Document will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading (i) in the case of the Company Proxy Statement, at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time the stockholders vote on adoption of this Agreement and at the Effective Time and (ii) in the case of any Company Disclosure Document other than the Company Proxy Statement, at the time of the filing thereof and at the time of any distribution thereof to the Company's stockholders.

	  (b) The Offer Documents, when filed, will comply as to form in all material respects with the applicable requirements of the 1934 Act and will not at the time of the filing thereof, at the time first published, sent or given to the holders of Shares and at the time of consummation of the Offer, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, provided, that this representation and warranty will not apply to statements included in or omissions from the Offer Documents based upon information furnished to Buyer or Merger Subsidiary in writing by the Company specifically for use therein.

	  (c) The Registration Statement to be filed by Buyer with the SEC with respect to the offering of the LCPS in connection with the Merger (the "Registration Statement") and any amendments or supplements thereto will, at the time the Registration Statement becomes effective or at the Effective Time, comply as to form in all material respects with the requirements of the 1933 Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, not misleading; provided that the foregoing representation shall not apply to statements or omissions in the Registration Statement based upon information furnished to Buyer or Merger Subsidiary in writing by the Company specifically for use therein.

	  (d)  Buyer agrees to cause the Surviving
Corporation to satisfy any claims or liabilities arising directly or indirectly as a result of Section 2.04(b) or the actions required thereby.

	  SECTION 5.06. Finders' Fees. Except for J.P. Morgan Securities Inc., whose fees will be paid by Buyer, there is no investment banker, broker, finder or other intermediary who might be entitled to any fee or commission from the Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

	  SECTION 5.07. Financing. Buyer has or will have, prior to the expiration of the Offer and the Effective Date of the Merger, sufficient funds available to purchase all of the Shares outstanding on a fully diluted basis in the Offer and the Merger and to pay all related fees and expenses pursuant to the Offer and the Merger.

	  SECTION 5.08. Capitalization. The authorized capital stock of Buyer consists of 500 shares of Common Stock. As of April 28, 1994, there were outstanding 500 shares of Common Stock. All outstanding shares of capital stock of Buyer have been duly authorized and validly issued and are fully paid and nonassessable. The shares of LCPS to be issued as part of the Merger Consideration have been duly authorized and when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable and the issuance thereof is not subject to any preemptive or other similar right. The non-voting securities issuable upon exchange of LCPS will, at the time of exchange be validly issued and will be fully paid and non-assessable.


			 ARTICLE VI

		  COVENANTS OF THE COMPANY

	  The Company agrees that:

	  SECTION 6.01. Conduct of the Company. From the date hereof until the Effective Time, the Company and the Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and key employees, subject to the terms of this Agreement. Without limiting the generality of the foregoing, and except as otherwise provided in this Agreement, from the date hereof until the Effective Time without the consent of Buyer:

	  (a) the Company will not adopt or propose any change in its articles of incorporation or bylaws;

	  (b) the Company will not, and will not permit any Subsidiary to, merge or consolidate with any other Person or acquire a material amount of assets of any other Person;

	  (c) the Company will not, and will not permit any Subsidiary to, sell, lease, license or otherwise surrender, relinquish or dispose of any assets or property which are material to the Company and its Subsidiaries as a whole except (i) pursuant to existing contracts or commitments,
(ii) in the ordinary course consistent with past practice; or (iii) as Buyer may agree in writing;

	  (d) the Company will not, and will not permit any Subsidiary to, agree or commit to do any of the foregoing; and
	  (e) the Company will not, and will not permit any Subsidiary to (i) take, or agree or commit to take, any action that would make any representation and warranty of the Company hereunder inaccurate in any respect at, or as of any time prior to, the Effective Time or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time, provided however that the Company shall be permitted to take or omit to take such action which can (without any uncertainty) be cured at or prior to the Effective Time or a date on which Shares can be purchased pursuant to the Offer.

	  SECTION 6.02.  Stockholder Meeting; Proxy
Material. The Company shall cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and the Merger. The Board of Directors of the Company shall, subject to their fiduciary duties as advised by counsel, recommend approval and adoption of this Agreement and the Merger by the Company's stockholders. In connection with such meeting, the Company (i) will promptly prepare and file with the SEC, will use all reasonable efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable a proxy statement and all other proxy materials for such meeting,
(ii) will, subject to the fiduciary duties of its Board of Directors, use all reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (iii) will otherwise comply with all legal requirements applicable to such meeting.

	  SECTION 6.03. Access to Information. From the date hereof until the Effective Time, the Company will give Buyer, its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of the Company and the Subsidiaries, will furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request and will instruct the Company's employees, counsel and financial advisors to cooperate with Buyer in its investigation of the business of the Company and the Subsidiaries; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Company to Buyer hereunder; and provided, further, that the foregoing shall not require the Company to permit any inspection, or to disclose any information, which in the reasonable judgment of the Company would result in the disclosure of any trade secrets of third parties or violate any obligation of the Company with respect to confidentiality if the Company shall have used reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section shall be directed to an executive officer of the Company or such person as may be designated by any such officer.

	  (b) Each of Buyer and Merger Subsidiary agrees to be bound by the letter agreement dated February 28, 1994, between Parent and the Company as if the references to Parent therein were to Buyer and Merger Subsidiary, except that Buyer and Merger Subsidiary may (i) enter into this Agreement, (ii) acquire Shares pursuant to the Offer and the Merger so long as this Agreement shall not have been breached by Buyer or Merger Subsidiary or terminated in accordance with its terms and (iii) in the event described in the last sentence of Section 2.02(g), agree with any shareholder of the Company to exchange such shareholder's Shares for a security having terms no more favorable to such shareholder than the terms of the LCPS (so long as all such exchanges are effected on the same terms) and (iv) Buyer and its subsidiaries may make such disclosures in the Offer Documents as Buyer may determine in its reasonable discretion is required by applicable law.

	  SECTION 6.04. Other Offers. (a) From the date hereof until the termination hereof, the Company and the Subsidiaries will not, and will use their best efforts to cause their respective officers, directors, employees or other agents not to, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined), (ii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel, waive any provision of any standstill or similar agreements entered into by the Company or (iii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel to the Company, engage in negotiations with, or disclose any nonpublic information relating to the Company or any Subsidiary or afford access to the properties, books or records of the Company or any Subsidiary to, any Person that may be considering making, or has made, an Acquisition Proposal; provided that, on or prior to May 14, 1994 the provisions of this sentence shall not apply to any party that is bound by a standstill or similar agreement with the Company on the date hereof (an "Existing Bidder"). Nothing contained in this Section 6.04 shall prohibit the Company and its Board of Directors from (i) taking and disclosing a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the 1934 Act, and (ii) making such disclosures to the Company's stockholders which, in the judgment of and subject to the fiduciary duties of the Board of Directors with the advice of counsel, may be required under applicable law.

	  (b) The Company will (i) promptly notify Buyer after receipt of any Acquisition Proposal or any inquiries indicating that any person is considering making or wishes to make an Acquisition Proposal, (ii) promptly notify Buyer after receipt of any request for nonpublic information relating to the Company or any Subsidiary or for access to the properties, books or records of the Company or any Subsidiary by any Person that may be considering making, or has made, an Acquisition Proposal and (iii) subject to the fiduciary duties of the Board of Directors under applicable law as advised by counsel to the Company, keep Buyer advised of the status and principal financial terms of any such Acquisition Proposal, indication or request. The term "Acquisition Proposal" as used herein means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or any Subsidiary or the acquisition of any equity interest in, or a substantial portion of the assets of, the Company or any Subsidiary, other than the transactions contemplated by this Agreement.

	  SECTION 6.05.  Notice of Certain Events.  The
Company shall notify Buyer, and Buyer shall notify the Company, as promptly as practicable following its receipt of:

	  (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

	 (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

	(iii) notice that any actions, suits, claims, investigations or proceedings have been commenced or, to the knowledge threatened against, or involving the Company or any Subsidiary, or Buyer, as applicable, which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
     Section 4.12 or which relate to the consummation of the transactions contemplated by this Agreement.

	  SECTION 6.06. Rule 145 Affiliates. Prior to the Effective Time, the Company shall cause to be delivered to Buyer an opinion of Skadden, Arps, Slate, Meagher & Flom or Holtzmann, Wise & Shepard in form and substance satisfactory to counsel to Buyer, identifying all persons who might, in the opinion of counsel to the Company, at the time of the meeting of the Company Stockholder Meeting, be deemed to be "affiliates" of the Company for purposes of Rule 145 under the 1933 Act (the "1933 Act Affiliates"). The Company shall use its best efforts to cause each person who is identified as a possible 1933 Act Affiliate to enter into prior to the Effective Time an agreement in form and substance reasonably acceptable to Buyer pursuant to which each such person acknowledges his responsibilities as such an "affiliate".


			ARTICLE VII

		     COVENANTS OF BUYER

	       Buyer agrees that:

	  SECTION 7.01.  Obligations of Merger Subsidiary.
Buyer will take all action necessary to cause Merger
Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

	  SECTION 7.02.  Voting of Shares.  Buyer agrees to
vote all Shares beneficially owned by it in favor of adoption of this Agreement and the Merger at the Company
Stockholder Meeting.

	  SECTION 7.03. Director and Officer Liability. Buyer will cause the Surviving Corporation to indemnify and hold harmless the present and former officers and directors of the Company in respect of acts or omissions occurring prior to the Effective Time to the maximum extent permitted under the Company's articles of incorporation and bylaws in effect on the date hereof; provided that, such indemnification shall (to the maximum extent permitted by law) be mandatory rather than permissive except in instances involving willful misconduct or bad faith and that the Surviving Corporation shall advance expenses, including attorneys' fees promptly on demand and delivery of any required undertaking. For three years after the Effective Time, Buyer will cause to be maintained the current policies of officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such person currently covered by the Company's officers' and directors' liability insurance policy; provided that the Surviving Corporation may substitute therefore policies of at least the same coverage containing terms and conditions which in all material respects are no less advantageous for so long as such substitution does not result in gaps or lapses in coverage; and provided further that in satisfying its obligation under this Section, Buyer shall not be obligated to cause the Surviving Corporation to pay premiums in excess of the amount per annum the Company paid in its last full fiscal year, which amount has been disclosed to Buyer. Buyer shall cause the Surviving Corporation to pay all expenses (including attorneys' fees) that may be incurred by any indemnified party in enforcing the indemnity and other obligations provided for in this
Section 7.03. Buyer agrees that should the Surviving Corporation fail to comply with the foregoing obligations, Buyer shall be responsible therefor. The obligations of Buyer under this Section 7.03 shall not be terminated or modified in such manner as to adversely affect directors and officers to whom this Section 7.03 applies without the consent of such director or officer. Directors and officers to whom this Section 7.03 applies shall be third party beneficiaries of this Section.

	  SECTION 7.04.  Employee Matters.

	  (a) For a period of at least one year after the Effective Time, Buyer shall cause the Company to continue to maintain the Company's existing compensation, severance, welfare and pension benefit plans, programs and arrangements (other than any stock based plans, programs and arrangements) for the benefit of current and former employees and directors of the Company and its Subsidiaries (subject to such modification as may be required by applicable law or to maintain the tax exempt status of any such plan which is intended to be qualified under Section 401(a) of the Code), provided that (i) nothing herein shall prohibit Buyer from replacing any such existing plan or plans, program(s) or arrangement(s) with a plan or plans, program(s) or arrangement(s) which provide such employees and directors with benefits which are not less favorable in the aggregate than the benefits that would have been provided under the Company's existing plan(s), program(s) or arrangement(s) to the extent such replacement is permitted under the terms of the applicable plan, program or arrangement and (ii) nothing herein shall obligate the Buyer to provide such employees and directors with any stock based compensation (including, without limitation, stock options or stock appreciation rights) after the Effective Time.

	  In the light of Buyer's desire that the Company provide appropriate employee incentives in the future, the Buyer agrees promptly to develop, and the Company and Buyer shall promptly cooperate in developing, a new performance based incentive compensation plan for the benefit of employees of the Company and its Subsidiaries as an appropriate substitute for the current Stock Plans.

	  (b) The Company hereby agrees not to, and to cause its Subsidiaries not to, amend or modify any existing Employee Plan or Benefit Arrangement, nor enter into or otherwise establish, adopt or maintain any new employee plans, programs, agreements or arrangements, or grant any additional Free-standing SARs or other awards based upon the value of the Company's equity securities prior to and including the Effective Time without the prior written consent of the Buyer.

	  (c)  It is the Buyer's current intention to
maintain the Company's headquarters at its present location in Palo Alto, California.

	  (d)  From and after the Effective Time, for
purposes of determining eligibility, vesting and benefit accrual under any replacement compensation, severance, welfare, pension benefit or savings plan of Buyer or any of its affiliates in which employees of the Company and its Subsidiaries become eligible to participate, service with the Company or any of its Subsidiaries shall be credited as if such services were rendered to Buyer or any of its affiliates; provided that (i) Buyer shall not be obligated to permit employees of the Company and its Subsidiaries to participate in nor, upon participation, to receive such credited service, with respect to, any plan maintained by Buyer or its affiliates which is not intended to constitute a replacement plan for any existing plan, program or arrangement of the Company and its Subsidiaries and
(ii) Buyer shall not be required to give any such employee credit for such prior service with the Company or any of its Subsidiaries for purposes of any plan which is a "defined benefit plan" within the meaning of Section 3(35) of ERISA, other than the Syntex U.S. Employees Pension Plan or any successor plan to the assets and liabilities thereof.

	  (e)  No provision of this Section 7.04 shall
create any third party beneficiary rights in any current or former employee or director of the Company or its Subsidiaries (including any beneficiary thereof) hereunder or in respect of continued or resumed employment or in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement.

	  SECTION 7.05. Registration Statement. Buyer shall promptly prepare and file with the SEC under the 1933 Act the Registration Statement and shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable. Buyer shall promptly take any action required to be taken under state securities or Blue Sky laws in connect with the issuance of LCPS in the Merger. Notwithstanding the foregoing, this Section 7.05 shall not require Buyer, Merger Subsidiary or Parent to furnish, other than for Buyer and its Subsidiaries, financial statements prepared in accordance with United States generally accepted accounting principles or any reconciliation of financial statements with generally accepted accounting principles.


			ARTICLE VIII

	     COVENANTS OF BUYER AND THE COMPANY

	  The parties hereto agree that:

	  SECTION 8.01. Best Efforts. (a) Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement; provided that Buyer and its Affiliates shall not be required to agree to any consent decree or order in connection with the objections of any HSR Authority to the transactions contemplated by this Agreement; and provided further that the foregoing shall not require Parent or Buyer to furnish, other than for Buyer and its United States subsidiaries, financial statements prepared in accordance with United States generally accepted accounting principles or any reconciliation of financial statements with United States generally accepted accounting principles.

	  (b) The Company will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done all things reasonably necessary, proper or advisable to permit Buyer to make the determination provided for in paragraph (f) of Annex I to this Agreement as soon as practicable after the date of this Agreement.

	  SECTION 8.02. Certain Filings. The Company and Buyer and Merger Subsidiary shall cooperate with one another
(a) in connection with the preparation of the Company Disclosure Documents and the Offer Documents, (b) in determining whether any action by or in respect of, or filing with, any governmental body, agency or official, or authority, including the filing or notification required under the Merger Control Regulation of the European Community, or by the competition authorities of its Member States or any other jurisdiction is required, proper or advisable or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (c) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information so required, proper or advisable in connection with the transactions contemplated hereby or with the Company Disclosure Documents or the Offer Documents and seeking timely to obtain any such actions, consents, approvals or waivers.

	  SECTION 8.03.  Public Announcements.  Buyer and
the Company will consult with each other before issuing any press release or making any public statement or any filing with any governmental body, agency, official or authority with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will use all reasonable efforts not to issue any such press release or make any such public statement or such filing prior to such consultation.

	  SECTION 8.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.


			 ARTICLE IX

		  CONDITIONS TO THE MERGER

	  SECTION 9.01.  Conditions to the Obligations of
Each Party. The respective obligations of the Company, Buyer and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

	  (i) this Agreement shall have been adopted by the affirmative vote of the stockholders of the Company in accordance with Panama Law;

	 (ii)  any applicable waiting period under the HSR
     Act relating to the Merger shall have expired;

	(iii)  no provision of any applicable law or
     regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger; provided that neither party may assert this condition unless it has used its best efforts to oppose such judgment, injunction, order or decree and to avail itself of all rights of appeal or it has determined, in its reasonable judgment, that such efforts would not have a substantial likelihood of success;

	 (iv) all actions by or in respect of or filings with any governmental body, agency, official, or authority required to permit the consummation of the Merger, including, without limitation, filing articles of merger or other appropriate documents for registration in the Mercantile Registry of the Republic of Panama and pursuant to the Delaware GCL shall have been obtained or made (other than those actions or filings which, if not obtained or made prior to the consummation of the Merger, would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect); and

	  (v) the Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC.

	  SECTION 9.02.  Conditions to the Obligations of
Buyer and Merger Subsidiary.  The obligations of Buyer and
Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following further conditions:

	  (a)(i)  either (A) the Committee on Foreign
     Investment in the United States shall have determined not to investigate the Offer and the Merger under Exon-Florio (either by action or nonaction) or (B) if such Committee shall have determined to make such an investigation, such investigation shall have been completed and the President shall have determined
     (either by action or nonaction) not to take any action under Exon-Florio with respect to the transactions contemplated by this Agreement;

	  (ii)  the Company shall have performed in all
     material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time pursuant to the terms hereof; and

	(iii) the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true at and as of the Effective Time as if made at and as of such time.

	  (b) In the event Buyer has not acquired Shares in the Offer, each of the conditions set forth in Annex I hereto shall have been satisfied or waived prior to the Effective Time, provided that for the purpose of this
     Section 9.02(b), the reference in clause (d)(i) of Annex I to "25%" shall be deemed to read "50%" and the phrase "or proposed to acquire" shall be deleted.

	  SECTION 9.03. Conditions to the Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the condition that Buyer and Merger Subsidiary shall have performed in all material respects each of their obligations under this Agreement required to be performed by them at or prior to the Effective Time pursuant to the terms hereof and the representations and warranties of Buyer and Merger Subsidiary contained in this Agreement and in any certificate or other writing delivered by Buyer or Merger Subsidiary pursuant hereto shall be true at and as of the Effective Time as if made at and as of such time.


			 ARTICLE X

			TERMINATION

	  SECTION 10.01.  Termination.  This Agreement may
be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

	  (i) by mutual written consent of the Company and Buyer;

	 (ii) by either the Company or Buyer if (x) either Buyer shall have failed to commence the Offer within 15 days following the date of this Agreement or (y) Buyer shall not have purchased any Shares pursuant to the Offer prior to December 31, 1994; provided, however, that the passage of the period referred to in clause
     (y) shall be tolled for any part thereof during which any party shall be subject to a nonfinal order, decree or ruling or action restraining, enjoining or otherwise prohibiting the purchase of Shares pursuant to the Offer or the consummation of the Merger; and provided further that the right to terminate this Agreement under this clause (ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in any of the circumstances described in clauses (x) or (y);

	(iii)  by Buyer or the Company if prior to the
     purchase of Shares pursuant to the Offer or the Effective Time, the Board of Directors of the Company shall have withdrawn or materially modified its approval or recommendation of the Offer, the Merger or this Agreement, recommended another Acquisition
     Proposal or entered into a definitive agreement or agreement in principle with respect to another
     Acquisition Proposal, or resolved to do any of the foregoing;

	 (iv) by either the Company or Buyer, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Buyer or the Company from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

	  (v)   by either Buyer or the Company, if the
     Company Stockholder Meeting shall have been held and the stockholders of the Company shall have failed to approve and adopt this Agreement and the Merger at such meeting; and

	 (vi) by Buyer, if Buyer shall have received any communication from the Department of Justice or Federal Trade Commission (each an "HSR Authority") (which communication shall be confirmed to the other parties by the HSR Authority) that causes such party to reasonably believe that any HSR Authority has authorized the institution of litigation challenging the transactions contemplated by this Agreement under the U.S. antitrust laws, which litigation will include a motion seeking an order or injunction prohibiting the consummation of any of the transactions contemplated by this Agreement.

	  SECTION 10.02.  Effect of Termination.  If this
Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except for fraud and for willful breach of a material obligation contained herein and except that the agreements contained in Section
11.04 shall survive the termination hereof.


			 ARTICLE XI

		       MISCELLANEOUS

	  SECTION 11.01.  Notices.  All notices, requests
and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be given,

	  if to Buyer or Merger Subsidiary, to:

	       Dr. Felix Amrein
	       Roche Capital Corporation
	       Grenzacherstrasse 124
	       CH - 4002 Basel
	       Telecopier:  011-41-61-688-1396

	       with a copy to:  Peter R. Douglas
				Davis Polk & Wardwell
				450 Lexington Avenue
				New York, New York  10017
				Telecopier: (212) 450-4800;
and

	  if to the Company, to:

	       Syntex Corporation
	       3401 Hillview Avenue
	       Palo Alto, California  94304
	       Telecopier:  (415) 852-1144
	       Attention:  Neil Flanzraich


	       with a copy to:  Holtzmann, Wise & Shepard
				1271 Avenue of the Americas
				New York, New York 10020
				Telecopier: (212) 554-8181
				Attention:  Harvey Goldschmid

	      and a copy to:    Skadden, Arps, Slate, Meagher
				  & Flom
				919 Third Avenue
				New York, New York 10022
				Telecopier: (212) 735-2000
				Attention:  Joseph H. Flom

or such other address or telex number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received or
(ii) if given by any other means, when delivered at the address specified in this Section.

	  SECTION 11.02. Survival of Representations and Warranties. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto (other than the Guaranty of Roche Holding Ltd, dated May 1, 1994) shall not survive the Effective Time except for the provisions of Article II and Sections 7.03, 7.04 and 8.04 hereof.

	  SECTION  11.03.    Amendments;  No  Waivers.   (a)
Subject to the provisions of Section 1.03 hereof, any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Buyer and Merger Subsidiary or in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company, no such amendment or waiver shall, without the further approval of such stockholders, alter or change (i) the amount or kind of consideration to be received in exchange for any shares of capital stock of the Company, (ii) any term of the articles of incorporation of the Surviving Corporation or (iii) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of the Company.

	  (b)    No  failure  or  delay  by  any   party  in
exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

	  SECTION 11.04. Expenses. (a) The Company will pay Buyer, in immediately available funds, so long as Buyer shall not have materially breached its obligations under this Agreement, promptly, but in no event later than two business days, after the termination of this Agreement pursuant to clause (iii) of Section 10.01 or if any Person or "group" (as defined in Section 13(d)(3) of the Exchange
Act), other than Buyer or its Affiliates or any group of which any of them is a member, shall have acquired beneficial ownership of more than 50% of any class or series of capital stock of the Company (including the Shares), through acquisition of stock, the formation of a group or otherwise, or shall have been granted any option, right, or warrant, conditional or otherwise, to acquire beneficial ownership of more than 50% of any class or series of capital stock of the Company (including the Shares) hereof a fee for reimbursement of costs and expenses of (x) $20,000,000, if such event occurs on or before May 14, 1994, or (y) $35,000,000, if such event occurs after May 14, 1994.

	  (b) Subject to Section 11.04(a), all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

	  SECTION 11.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect wholly owned subsidiaries of its ultimate parent entity, the right to purchase shares pursuant to the Offer, but any such transfer or assignment will not relieve Buyer of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

	  SECTION  11.06.   Governing  Law.   This Agreement
shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the principles of conflicts of laws.

	  SECTION 11.07. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

	  SECTION 11.08. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

	  SECTION 11.09. Entire Agreement. This Agreement, the Guaranty of Roche Holding Ltd. dated May 1, 1994 including the documents and instruments referred to herein, together with the letter agreement, dated February 28, 1994, between Parent and the Company, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof.

	  SECTION 11.10. Definition. For purposes of this Agreement the phrases "to the knowledge of the Company" or "known to the Company" mean (i) known to any senior manager of the Company or any material Subsidiary or (ii) could reasonably be expected to be known by any of such persons.

	  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

			 SYNTEX CORPORATION


			 By:  /s/ Paul E. Freiman
			    --------------------------------
			      Name:  Paul E. Freiman
			      Title: Chief Executive Officer


			 ROCHE CAPITAL CORPORATION


			 By: /s/  Henri B. Meier
			    --------------------------------
			      Name:  Henri B. Meier
			      Title: Vice President


			 ROCHE (PANAMA) CORPORATION


			 By: /s/  Henri B. Meier
			    --------------------------------
			      Name:  Henri B. Meier
			      Title: Vice President





						     ANNEX I



		  CONDITIONS TO THE OFFER


	  Notwithstanding any other provision of the Offer pursuant to the Acquisition Agreement and Plan of Merger (the "Agreement") dated as of May 1, 1994 among Syntex Corporation (the "Company"), Roche Capital Corporation ("Buyer") and Roche (Panama) Corporation (the "Merger Subsidiary"), Buyer shall not be required to accept for payment or pay for any Shares, and may terminate the Offer, unless (i) a majority of the outstanding Shares on a fully diluted basis has been tendered pursuant to the Offer by the expiration of the Offer and not withdrawn; (ii) the applicable waiting period under the HSR Act shall have expired or been terminated; (iii) either (A) the Committee on Foreign Investment in the United States shall have determined not to investigate the Offer and the Merger under Exon-Florio (either by action or nonaction) or (B) if such Committee shall have determined to make such an investigation, such investigation shall have been completed and the President shall have determined (either by action or nonaction) not to take any action under Exon-Florio with respect to the transactions contemplated by this Agreement; provided, however, that prior to December 31, 1994, Buyer shall not terminate the Offer by reason of the nonsatisfaction of either of the conditions set forth in clauses (ii) or (iii) above and shall extend the Offer (it being understood that this provision shall not prohibit Buyer from terminating the Offer or failing to extend the
Offer by reason of the nonsatisfaction of any other condition of the offer); or if prior to the acceptance for payment of Shares, any of the following conditions exist:

	  (a) there shall be instituted or pending any action or proceeding by any government or governmental authority or agency, domestic or foreign, or by any other person, domestic or foreign, before any court or governmental authority or agency, domestic or foreign, that has a substantial likelihood of success, (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the making of the Offer, the acceptance for payment of or payment for some of or all the Shares by Buyer or the consummation by Buyer of the Merger, seeking to obtain material damages or otherwise directly or indirectly relating to the transactions contemplated by the Offer or the Merger, (ii) seeking to restrain or prohibit Buyer's ownership or operation (or that of its subsidiaries or Affiliates) of all or any material portion of the business or assets of the Company and its subsidiaries, taken as a whole, or of Buyer and its subsidiaries or Affiliates, taken as a whole, or to compel Buyer or any of its subsidiaries or Affiliates to dispose of or hold separate all or any material portion of the business or assets of the Company and its subsidiaries, taken as a whole, or of Buyer and its subsidiaries or Affiliates, taken as a whole, (iii) seeking to impose or confirm material limitations on the ability of Buyer or any of its subsidiaries or Affiliates effectively to exercise full rights of ownership of the Shares, including, without limitation, the right to vote any Shares acquired or owned by Buyer or any of its subsidiaries or Affiliates on all matters properly presented to the Company's stockholders, (iv) seeking to require divestiture by Buyer or any of its subsidiaries or Affiliates of any Shares, or (v) that otherwise, in the reasonable judgment of Buyer, is likely to materially adversely affect the Company and its subsidiaries, taken as a whole, or Buyer and its subsidiaries or Affiliates, taken as a whole;

	  (b) there shall be any action taken, or any statute, rule, regulation, injunction, order or decree proposed, enacted, enforced, promulgated, issued or deemed applicable to the Offer or the Merger, by any court, government or governmental authority or agency, domestic or foreign, other than the application of the waiting period provisions of the HSR Act or Exon-Florio to the Offer or the Merger, that has a substantial likelihood of resulting in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

	  (c) any material adverse change in the business, assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, shall have occurred other than as disclosed to Buyer in writing or there shall be any event, occurrence or development of a state of circumstances or facts which individually or in the aggregate would reasonably be expected to result in such a material adverse change;

	  (d) (i) it shall have been publicly disclosed or Buyer shall have otherwise learned that any person or "group" (as defined in Section 13(d)(3) of the Exchange
     Act), other than Buyer or its Affiliates or any group of which any of them is a member, shall have acquired or proposed to acquire beneficial ownership of more than 25% of any class or series of capital stock of the Company (including the Shares), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted any option, right or warrant, conditional or otherwise, to acquire beneficial ownership of more than 25% of any class or series of capital stock of the Company (including the Shares);
     (ii) any person or group shall have entered into a definitive agreement or an agreement in principle with the Company with respect to a merger, consolidation or other business combination with the Company; or (iii) the Board of Directors of the Company (or any duly authorized committee thereof) shall have withdrawn or materially modified its approval or recommendation of the Offer or the Merger;

	  (e) the Company shall have breached or failed to perform in any material respect any of its covenants or agreements under this Agreement, or any of the representations and warranties of the Company set forth in this Agreement shall not be true when made or at and as of such time as if made at and as of such time;

	  (f) Buyer, acting in good faith, shall not have satisfied itself that there exists no potential environmental liability of the Company or any Subsidiary that has a reasonable prospect individually or in the aggregate of resulting in a Material Adverse Effect which liability (i) relates to any site in Missouri or Illinois and is not specifically disclosed in the footnotes to the financial statements in the Company 10-K or Company 10-Q; or (ii) arises or may arise from (x) any site in Missouri or Illinois identified or referred to in any writing delivered by the Company to Buyer prior to the date hereof or (y) any circumstance or condition identified in any such writing; or

	  (g) the Agreement shall have been terminated in accordance with its terms;

which, in the judgment of Buyer in any such case, and regardless of the circumstances (including any action or omission by Buyer) giving rise to any such condition, makes it inadvisable to proceed with such acceptance for payment or payment.

	  For purposes of this Annex I, the term "foreign" shall mean any jurisdiction other than the United States, in which either the Company and its Subsidiaries or Buyer and its Affiliates has any material assets or operations. Each other term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

					 EXHIBIT A TO THE ACQUISITION
					 AGREEMENT AND PLAN OF MERGER



	       CERTIFICATE OF DESIGNATION OF

	     LIMITED CONVERSION PREFERRED STOCK

			     OF

		 ROCHE CAPITAL CORPORATION


	  We, _____________________, President, and
________________, Secretary, of Roche Capital Corporation
(the "Corporation"), a corporation organized and existing under the Laws of the Republic of Panama (the "Panama
Corporate Law" or "PCL"), in accordance with the provisions of Section ____ thereof, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors on ____________ __, 1994 adopted a resolution creating a series of preferred stock of the Corporation titled Limited Conversion Preferred Stock the designation and amount thereof and the relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of such series are as follows:

	  SECTION 1.  DESIGNATION, AMOUNT AND STATED VALUE.
The shares of such series shall be designated "Limited
Conversion Preferred Stock" (the "Limited Conversion
Preferred Stock" or "LCPS"), and the authorized number of shares constituting such series shall be ____________. The stated value of each share of Limited Conversion Preferred
Stock shall be $1000.00 ("Stated Value"). No fractional shares of LCPS shall be issuable.

	  SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.

	  (A)  The Holders of shares of the Limited
Conversion Preferred Stock ("Holders"), in preference to the holders of the Corporation's common stock (the "Common Stock"), shall be entitled to receive, subject to paragraphs B and C below, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative dividends in cash at the rate of 3% per annum (computed on the basis of a 360-day year) on the Liquidation Value of each share of Limited Conversion Preferred Stock on and as of the most recent Dividend Payment Date (as defined below). Such dividends shall be payable annually in arrears each year on the date of the anniversary of the issuance of the LCPS (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the issuance of such share. Accrued and unpaid dividends on outstanding shares of Limited Conversion Preferred Stock, if any, shall be added to the Liquidation Value (as defined in Section 6) of such shares on and as of the Dividend Payment Date on which such dividends were originally scheduled to be paid and shall thereupon cease to be accrued and unpaid dividends.

	  (B) Dividends shall begin to accrue (whether or not declared) and be cumulative on outstanding shares of the Limited Conversion Preferred Stock from the date of issue of each such share of Limited Conversion Preferred Stock. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of the Limited Conversion Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all shares of Limited Conversion Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of Holders entitled to receive payment of any dividend declared thereon, which record date shall not be more than 60 days prior to the date fixed for any such payment.

	  (C) In no event shall any dividend in cash be paid or set apart for payment on shares of stock ranking pari passu (either as to dividends or upon liquidation, dissolution, or winding up) with the Limited Conversion Preferred Stock unless, contemporaneously therewith, a like ratable dividend in cash is declared by the Board of Directors, paid or set aside for payment on or in respect of the shares of Limited Conversion Preferred Stock outstanding at the time.

	  SECTION 3. VOTING RIGHTS. Except as otherwise provided under applicable law, the Holders shall have no voting rights, except that the approval of Holders of at least a majority of the outstanding shares of Limited Conversion Preferred Stock shall be required to change the terms and provisions of the Limited Conversion Preferred Stock (whether by amendment to the Corporation's Certificate of Incorporation or otherwise) in a manner which affects adversely the rights and preferences of the Holders of the Limited Conversion Preferred Stock.

	  SECTION 4.  CERTAIN RESTRICTIONS.

	  (A) Whenever dividends payable on the Limited Conversion Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on outstanding shares of the Limited Conversion Preferred Stock shall have been paid in full as provided in Section 2, the Corporation shall not:

	  (i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Limited Conversion
     Preferred Stock;

	 (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Limited Conversion Preferred Stock, except like dividends paid ratably (according to respective aggregate Liquidation Values) on shares of the Limited Conversion Preferred Stock and all other stock ranking on a parity therewith on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

	(iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
     up) to the Limited Conversion Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon liquidation, dissolution and winding up) to the Limited Conversion Preferred Stock.

	  (B)  The Corporation shall not permit any
subsidiary of the Corporation to purchase or otherwise acquire for value any shares of the capital stock of the Corporation unless the Corporation could, under paragraph
(A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

	  (C) The Corporation shall not be a party to any consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets in a transaction in which LCPSs are changed into or mandatorily exchanged for other securities or property unless the Holders of the LCPSs shall receive securities in such transaction which are exchangeable for NESs (as defined in Section 9(A) hereof) and unless the Corporation has received an opinion of Davis Polk & Wardwell (or other counsel satisfactory to the Holders of a majority of the outstanding shares of LCPS at the time of such transaction) to the effect that receipt of such securities or other property shall be tax free to the holders of such LCPSs for U.S. federal income tax purposes.

	  SECTION 5.  REACQUIRED SHARES.  Any shares of
Limited Conversion Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever
(including by redemption or reclassification) may, in the sole discretion of the Corporation, be retired and canceled promptly after the acquisition thereof. All such shares shall upon their retirement and upon the filing of any required certificate pursuant to the PCL, become authorized but unissued shares of preferred stock without designation as to series and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors or as otherwise permitted under the PCL.

	  SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING
UP.

	  (A) Upon any liquidation, dissolution or winding up of the Corporation, the Holder of each share of Limited Conversion Preferred Stock shall be entitled to a payment in an amount equal to the Liquidation Value of such share, together with any accrued and unpaid dividends thereon, at the time fixed for such liquidation, dissolution or winding up, before any payment shall be made or any assets distributed to the Holders of the Common Stock or any other stock of the Corporation ranking junior (as to dividends and upon distribution, liquidation or winding up) to the Limited Conversion Preferred Stock. The Corporation shall give each Holder of LCPS notice of any such liquidation, dissolution or winding up at least 60 days prior to consummation thereof. "Liquidation Value" means, with respect to any share of Limited Conversion Preferred Stock, (i) at any time on or prior to the first Dividend Payment Date with respect to such share, the Stated Value thereof (the "Initial Liquidation Value") and (ii) thereafter, the sum of the Initial Liquidation Value and the aggregate of all accrued and unpaid dividends on such share on and as of the immediately preceding Dividend Payment Date without regard to whether any such dividends have been added to the Liquidation Value of such share. If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the aggregate Liquidation Value payable to the Holders of outstanding shares of Limited Conversion Preferred Stock and all shares of any stock ranking pari passu therewith (either as to dividends or upon dissolution, liquidation or winding up), if any, then the Holders of all such shares shall share ratably (according to respective aggregate Liquidation Values) in such distribution of assets, or the proceeds thereof, in accordance with the amount which would be payable on such distribution if the amounts to which the Holders of all outstanding shares of Limited Conversion Preferred Stock and the holders of all outstanding shares of such parity stock are entitled were paid in full. Except as provided in this Section 6, Holders of Limited Conversion Preferred Stock shall not be entitled to any distribution in respect of the Limited Conversion Preferred Stock in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

	  (B)  For the purposes of this Certificate of
Designation, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger (or similar combination) of the Corporation with or into one or more other corporations shall, without further corporate action, be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary.

	  SECTION 7.  REDEMPTION.

	  (A) Optional Redemption. The Corporation may redeem outstanding shares of Limited Conversion Preferred Stock, at any time in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the aggregate Liquidation Value of such shares on and as of the date (the "Redemption Date") on which such redemption is to occur, together with accrued and unpaid dividends thereon to but not including the date fixed for redemption if, and to the extent, the Corporation shall have funds legally available for such payment (i) with the consent of the Holder of the Limited Conversion Preferred Stock to be so redeemed, (ii) such redemption, in the reasonable judgment of the Corporation, shall be necessary to terminate reporting and registration requirements of the Corporation under the Exchange Act of 1934, as amended ("Exchange Act") or (iii) such redemption, in the reasonable judgment of the Corporation, shall be necessary to avoid application of registration or reporting obligations under applicable securities laws to the Corporation, any affiliate of the Corporation or securities issuable upon exchange of the Limited Conversion Preferred Stock. In the event the Corporation shall redeem less than all outstanding shares of the Limited Conversion Preferred Stock for the purposes set forth in clauses (ii) or (iii) of the preceding sentence, shares will be redeemed in the inverse order of size of the aggregate number of shares held of record (within the meaning of Rule 12g5-1 under the Exchange Act, as amended from time to time) of each Holder or in such other reasonable manner as may be selected by the Corporation in its sole discretion from time to time.

	  (B) Mandatory Redemption. The Corporation shall, on the date of the tenth anniversary of the issuance of the shares, redeem all outstanding shares of Limited Conversion
Preferred Stock at the aggregate Liquidation Value.

	  (C) In the event the Corporation shall redeem any or all shares of Limited Conversion Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days nor more than 60 days prior to the Redemption Date, to each Holder of record of the shares to be redeemed at such Holder's address as the same appears on the stock register of the Corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceedings for the redemption of any share of Limited Conversion Preferred Stock to be redeemed except in respect of the Holder to whom the Corporation has failed to give said notice or except as to the Holder whose notice was defective. Each such notice shall state: (1) the Redemption Date; (2) the number of shares of Limited Conversion Preferred Stock to be redeemed (the "Redeemed Shares") on such Redemption Date and, if less than all the shares held by such Holder are to be redeemed from such Holder, the number of Redeemed Shares to be redeemed from such Holder; (3) the Redemption Price; (4) the place or places where certificates for the Redeemed Shares are to be surrendered for payment of the Redemption Price; and
(5) that dividends on the Redeemed Shares will cease to accrue on and as of the Redemption Date.

	  (D) Notice having been mailed as aforesaid, on and as of the Redemption Date (unless the Corporation shall have defaulted in the payment of the Redemption Price for the Redeemed Shares), dividends on the Redeemed Shares shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the Holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price with respect thereto) shall cease. In case fewer than all the shares of Limited Conversion Preferred Stock represented by any certificate representing such shares are redeemed, a new certificate shall be issued representing the number of unredeemed shares without cost to the Holder thereof.

	  SECTION 8. RESTRICTIONS ON TRANSFER. Shares of Limited Conversion Preferred Stock shall not be transferable except (i) in the case of shares held by an individual, to the estate or the immediate family of such individual (as that term is defined in Rule 16a-1(e) under the Exchange Act, as amended from time to time) or to an entity all of the owners of which are members of the immediate family of such individual, (ii) in the case of shares held by a corporation or partnership, to a wholly-owned subsidiary of such corporation or partnership, or (iii) in either case, to an institution qualified as tax-exempt under
Section 501(c)(3) of the Internal Revenue Code of 1986.

	  SECTION 9.  EXCHANGE.

	  (A)
Description of the Exchange
.  Subject to the
provisions of Section 10(A) hereof, on the second anniversary of the date the Shares are first issued (or, if earlier, adoption by the Corporation of a plan of liquidation, dissolution or winding-up of the Corporation ("Liquidation"), and on each anniversary thereafter prior to the Mandatory Redemption Date (or, in the event of a Liquidation, the date 30 days prior to consummation of such Liquidation) (the "Exchange Date"), Holders of the Limited Conversion Preferred Stock may exchange their Shares for Genussscheine of Roche Holding Ltd, a Swiss corporation ("Roche") ("Non-voting Equity Securities" or "NESs") (the "Exchange"). The Exchange right is exercisable against the Corporation.

	  (B) Provided a Holder complies with the Exchange Conditions, such Holder of outstanding shares of Limited Conversion Preferred Stock will be entitled to receive in exchange for each share of LCPS to be exchanged by such Holder a number of NESs equal to the Stated Value divided by
$[     ] [150% of U.S. $ equivalent of NES price based on
the closing Zurich NES price, and Noon Buying Rate, on April 29, 1994] (the "Exchange Ratio"). No fractional NESs will be issued on exchange of shares of LCPS. A Holder who, in the absence of the preceding sentence, would otherwise be entitled to a fractional NES will receive cash in U.S. dollars equal to the value of such fractional NESs based upon the Sale Price (as defined below) of a single NES on the Trading Day (as defined below) immediately preceding the Exchange Date. At the time of any exchange hereunder, the rights of the holders of LCPS so exchanged as shareholders of the Corporation (with respect to such exchanged LCPS shares) shall cease, and the person or persons entitled to receive the NESs issuable upon exchange shall be treated for all purposes as the registered holder or holders of such NESs as of the Exchange Date.

	  "Sale Price" means the closing sale price per Non-voting Equity Security in Swiss Francs (or, if no closing sale price is reported, the mean of the closing bid and closing asked prices) on the Zurich Stock Exchange on such Trading Day. The equivalent price in U.S. dollars shall be based on the Noon Buying Rate on such Trading Day, or if such Trading Day is a Saturday or Sunday or other day on which commercial banks in The City of New York are obligated or authorized to close, shall be based on the Noon Buying Rate on the preceding day for which a Noon Buying Rate is available. "Trading Day" means each day on which the Zurich Stock Exchange is open for trading, other than day a day on which such exchange is scheduled to close prior to its regular weekday closing time. The "Noon Buying Rate" as of any date means the noon buying rate in The City of New York for cable transfers in Swiss francs (to purchase U.S. dollars and sell Swiss francs) as certified for customs purposes by the Federal Reserve Bank of New York in effect on such date.

	  (C) Exchange Conditions. Prior to effecting an Exchange, (i) each exchanging Holder shall have delivered to the Corporation, not later than 20 days prior to the Exchange Date, a certification in a form to be provided by the Corporation of such information as the Corporation deems necessary in order to determine the availability of an exemption from registration under applicable securities laws with respect to such exchanging holder, and (ii) the Corporation shall have received an opinion of counsel to the Corporation that such Exchange (together with all other relevant Exchanges) is exempt from registration under applicable securities laws.

	  (D) Exchange Notice. The Corporation shall give notice of each Exchange Date by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Exchange Date, to each Holder of record of the shares at such Holder's address as the same appears on the stock register of the Corporation (the "Exchange Notice");
provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceedings for the exchange of any share of Limited
Conversion Preferred Stock to be exchanged. Each such notice shall state: (1) the Exchange Date and the date by which an Exchanging Holder must deliver the certification required by Section 9(C); (2) the form of such certification; (3) the name and address of the Exchange
Agent (as defined in Section 9(E) hereof); and (4) instructions for completion of the Exchange.

	  (E) Method for Exchange. To exchange shares of LCPS, a Holder must (i) complete and manually sign the Notice of Intent to Exchange on the back of the LCPS certificate (or complete and manually sign a facsimile thereof) and deliver such notice to the agent acting on behalf of the Corporation designated in the Exchange Notice ("Exchange Agent"), (ii) surrender the LCPS certificate to the Exchange Agent, (iii) if required, furnish appropriate endorsements and transfer documents and (iv) if required, pay all transfer or similar taxes. Such Notice of Intent to Exchange shall include, if required, an agreement to abide by the Post-Exchange Transfer Restrictions.

	  (F) Adjustment of Exchange Ratio.  The Exchange
Ratio will be adjusted if any of the following events occur:

	  (i)  Rights Issues

	  If Roche shall by way of Subscription Rights (as defined below) (otherwise than in lieu of a cash dividend), offer new Shares, Non-voting Equity Securities, new participation certificates and other new securities forming part of the capital of Roche for subscription to the holders of existing Non-voting Equity Securities (a "Rights Issue"), then the Exchange Ratio shall be adjusted by multiplying the Exchange Ratio in effect immediately prior to the issuance of the Subscription Rights by a fraction, the numerator of which shall be the Value of a Non-voting Equity Security for the period ending on the date immediately preceding the date on which the Non-voting Equity Securities are traded ex such Subscription Rights and the denominator of which is (x) such Value of a Non-voting Equity Security for such period less (y) the Value of the Subscription Right offered for each Non-voting Equity Security for the period commencing on the date the Subscription Rights are first traded on the Zurich Stock Exchange.

	  "Subscription Rights" means the entitlement or right, as the case may be, attached to each existing Non-voting Equity Security to subscribe or acquire, directly or indirectly, new Shares of Roche, Non-voting Equity Securities or participation certificates of Roche (as the case may be) (including, for the avoidance of doubt, any issues of convertible bonds, exchangeable bonds or bonds with warrants) pursuant to a Rights Issue by Roche (whether by the exercise of one Subscription Right, a part of a Subscription Right or an aggregate number of Subscription Rights).

	  "Value" means the average of the daily closing prices (the "Price") of the Non-voting Equity Securities or the Subscription Rights, as the case may be, on the Zurich Stock Exchange during the relevant ten Trading Day period (or in the case of Subscription Rights, such shorter period as the Subscription Rights may be traded) rounded to the nearest whole Swiss franc, provided that if the Subscription Right is not traded on the Zurich Stock Exchange, the Price shall be the price published by the Zurich Stock Exchange in respect of such Subscription Rights.

	 (ii)  Bonus Issues

	  If Roche shall make an issue of Shares, Non-voting Equity Securities or participation certificates of Roche credited as fully paid to the holders of Non-voting Equity Securities by way of capitalization of profits or reserves (a "Bonus Issue") (otherwise than in lieu of a cash dividend and without any payment or other consideration being made or given by such holders), then the Exchange Ratio shall be adjusted by multiplying the Exchange Ratio in effect immediately prior to such Bonus Issue by a fraction, the numerator of which is the Value of a Non-voting Equity Security for the period ending on the date immediately preceding the date on which the Non-voting Equity Securities are traded ex such Bonus Issue and the denominator of which is the Value of a Non-voting Equity Security for the period commencing on such ex-date.

	(iii)  Non-voting Equity Security Splits

	  If Roche shall subdivide the Non-voting Equity Securities into a greater number of Non-voting Equity Securities, then the Exchange Ratio shall be multiplied by the number of subdivided Non-voting Equity Securities replacing one former Non-voting Equity Security.

	 (iv)  Non-Voting Equity Security Consolidations

	  If Roche shall consolidate its Non-voting Equity Securities into a smaller number of Non-voting Equity Securities, then the Exchange Ratio shall be divided by the number of former Non-voting Equity Securities which corresponds to one consolidated Non-voting Equity Security.

	  (v)  Extraordinary Distributions

	  If Roche shall, by dividend or otherwise, distribute securities, assets, or rights thereto, to holders of Non-voting Equity Securities (but excluding any dividend, whether in cash or property, that is distributed in the ordinary course, and any rights or issues referred to above in subparagraph 9(F)(i) or 9(F)(ii)), then the Exchange Ratio shall be adjusted by multiplying the Exchange Ratio in effect immediately prior to such distribution by a fraction, the numerator of which is the closing Sale Price of a Non-voting Equity Security in Swiss francs (or, if no closing Sale Price is reported, the mean of the bid and asked prices) on the Zurich Stock Exchange on the day immediately preceding the date on which the Non-voting Equity Security is traded ex such distribution and the denominator of which is the closing Sale Price of a Non-voting Equity Security in Swiss francs (or, if no closing Sale Price is reported, the mean of the bid and asked prices) on the Zurich Stock Exchange on such ex-date.

	 (vi)  Exchange and Liquidation

	  If the holders of Non-voting Equity Securities shall be required to exchange Non-voting Equity Securities for one or more Shares or participation certificates, other securities, cash and/or property or if on a liquidation of Roche the Non-voting Equity Securities shall receive a return of capital, whether in the form of securities, cash and/or property, then the holder of the shares of Limited Conversion Preferred Stock shall be entitled to receive on exchange the kind and amount of securities, cash and/or property that the Holder would have received if the Holder had exchanged such Holder's shares of Limited Conversion Preferred Stock immediately prior to the effective date of the transaction.

	(vii)  Other Adjustments

	  Adjustments will not be made in any other circumstances; subject to the right of the Corporation (after consultation with Roche) to make such adjustments as it believes appropriate in circumstances where an event or events occur which it believes should give rise to such adjustment provided that any such adjustments shall only be made for the benefit of the Holders of the shares of LCPS generally (without considering the circumstances of any individual Holder or the tax or other consequences of such adjustments in any particular jurisdiction).

	  The adjustments described in (i), (ii) and (v) shall be made only if the Non-voting Equity Securities trade ex such Rights Issue, Bonus Issue or extraordinary distribution on or prior to the effective date of the transaction.

	  If Roche is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, the right to exchange a share of LCPS for NESs shall be converted into a right to exchange such share of LCPS into the kind and amount of securities, cash or other assets that the Holder would have received if the Holder had exchanged such Holder's shares of LCPS immediately prior to the effective date of the transaction.

	  (G) Post-Exchange Transfer Restrictions. The Non-voting Equity Securities have not been and will not be registered under the Securities Act. Therefore, the Non-voting Equity Securities may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities
Act), except to qualified institutional buyers (as defined in Rule 144A) in reliance on Rule 144A or to institutional "accredited investors" (as defined in Rule 501(a)(1), (2),
(3) and (7) under the Securities Act) in transactions exempt from the registration requirements of the Securities Act. Upon exchange of LCPSs for NESs, the exchanging Holder shall agree with Roche in the certification required by
Section 9(C) hereof to the foregoing.

	  SECTION 10. EXCHANGE TERMINATION. (A) The rights of Holders to exchange shares of LCPS in accordance with the terms of Section 9 hereof shall terminate at the election of the Corporation if, at any time, the Securities and Exchange Commission ("SEC") requires that Roche

	  (i) become a reporting company subject to the requirements of Section 12 of the Exchange Act or

	  (ii)  provide to the SEC financial or other
     information with respect to Roche not then published elsewhere by Roche.

	  (B) In the event the rights of Holders of the LCPS to exchange shares of LCPS are terminated by the Corporation pursuant to Section 10(A) hereof, Holders whose rights are so terminated shall have the right to require the Corporation to redeem such Holders' shares of LCPS at a redemption price equal to the aggregate Stated Value, plus any accrued and unpaid dividends, as of the date such Holder requests redemption. The last sentence of Section 7(A) shall not apply to any redemption of shares requested by Holders under this Section 10(B).

	  SECTION 11.  RANK.  The Limited Conversion
Preferred Stock shall rank senior to the Common Stock with respect to dividend payments, liquidation preference and redemption.


	  IN WITNESS WHEREOF, this Certificate of
Designation has been duly executed on behalf of the Corporation by its President and attested by its Secretary on this __th day of ____________, 1994.


			      ROCHE CAPITAL CORPORATION



			      By:
				 ---------------------------
				 Name:
				 Title:  President



ATTEST:




Name:
     ---------------------------
     Title:  Secretary




							       APPENDIX B


				       May 1, 1994


Personal and Confidential

Board of Directors
Syntex Corporation
3401 Hillview Avenue
Palo Alto, CA  94304

Madame and Gentlemen:

You have requested our opinion as to the fairness to the holders of the outstanding shares of Common Stock, par value $1 per share (the "Shares"), of Syntex Corporation (the "Company") of the $24 per Share in cash to be received by such holders pursuant to the Acquisition Agreement and Plan of Merger dated as of May 1, 1994 among Roche Capital Corporation ("Buyer") which is an indirect, wholly-owned subsidiary of Roche Holding Ltd. ("Roche"), Roche (Panama) Corporation ("Merger Subsidiary") which is a wholly-owned subsidiary of Buyer, and the Company (the "Agreement"). The Agreement provides for a tender offer for all of the Shares (the "Tender Offer") pursuant to which Buyer will pay $24 per Share in cash for each Share accepted. Pursuant to the Guaranty dated May 1, 1994, Roche has agreed to guarantee all of the covenants, agreements, obligations, liabilities, representations and warranties of Buyer and Merger Subsidiary under the Agreement (the "Guaranty"). The Agreement further provides that following completion of the Tender Offer, Merger Subsidiary will be merged with the Company (the "Merger") and each outstanding Share (other than Shares already owned by Buyer and its subsidiaries) will be converted into the right to receive $24 in cash or, at the election of the holder, subject to the terms of the Agreement, will be converted into the right to receive shares of Limited Conversion Preferred Stock (the "Preferred Stock") of Buyer.

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement.

In connection with this opinion, we have reviewed, among other things, drafts of the Agreement and the Guaranty; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended July 31, 1993; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the pharmaceutical industry specifically, and in other industries generally, and performed such other studies and analyses as we considered appropriate.

We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. In providing our opinion, we are not expressing any view as to the value of the Preferred Stock or as to the fairness of such stock as consideration in the Merger.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the $24 per Share in cash to be received by the holders of Shares in the transactions contemplated by the Agreement is fair to such holders.

				       Very truly yours,



				       /s/ GOLDMAN, SACHS & CO.
				       ------------------------------
				       GOLDMAN, SACHS & CO.




							       APPENDIX C




		       SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, D.C. 20549

				   FORM 10-K
(Mark One)
[X] Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended July 31, 1993 or

[ ] Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

COMMISSION FILE NO. 1-4269
			       SYNTEX CORPORATION
	     (Exact name of Registrant as specified in its charter)


	    REPUBLIC OF PANAMA                      94-1566146
       (State or other jurisdiction              (I.R.S. Employer
     of incorporation or organization)          Identification No.)


		   3401 HILLVIEW AVENUE, PALO ALTO, CA 94304
		    (Address of principal executive office)

       Registrant's telephone number, including area code: (415) 855-5050

	  SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

						Name of each exchange
	 Title of each class                     on which registered
	  -------------------                    -------------------

      COMMON STOCK, $1 PAR VALUE               NEW YORK STOCK EXCHANGE

       SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:  None

    Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

    Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

			      Yes    X     No
				   -----      -----

    The aggregate market value of the voting stock held by non-affiliates of the Registrant as of September 30, 1993 was approximately $3,815,185,343. Shares of Common Stock held by directors have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

    As of September 30, 1993, Registrant had 218,010,591 shares of Common Stock outstanding.

		      DOCUMENTS INCORPORATED BY REFERENCE

	     Parts of the following documents are incorporated by reference to Parts I, II, III and IV of this Form 10-K Report: (1) Registrant's Annual Report to Shareholders for the fiscal year ended July 31, 1993 (Parts I, II and
IV), and (2) Proxy Statement for Registrant's 1993 Annual Meeting of Shareholders (Part III).
				    PART I

ITEM 1.         BUSINESS

Syntex Corporation was incorporated under the laws of the Republic of Panama on June 25, 1957, to carry on a business that was founded in 1944. Syntex Corporation and its subsidiaries (the company) are engaged in the research, development, manufacture and sale of pharmaceutical products and medical diagnostic systems.

Syntex Corporation's head office is located in Panama, Republic of Panama. Its principal office in the United States is located at 3401 Hillview Avenue, Palo Alto, California 94304 and the telephone number is (415) 855-5050.

As used herein, the term "company" refers to Syntex Corporation or to Syntex Corporation and its consolidated subsidiaries, as the context requires.

BUSINESS SEGMENT INFORMATION

The company's business activities are divided into the following two business segments:

Pharmaceuticals consist of human pharmaceuticals and animal health products. Human pharmaceuticals are primarily ethical pharmaceuticals that are generally promoted to the medical profession and require a prescription.

Diagnostics consist primarily of systems to measure levels of commonly abused drugs, therapeutic drugs and naturally occurring substances in blood and urine; and tests to detect sexually transmissible and other infectious diseases.

Information with respect to the company's operations in different business segments and geographic areas for the three years ended July 31, 1993, is contained in Note 16 to the consolidated financial statements on page 28 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

Information with respect to the status of any product that would require or has required the investment of a material amount of assets of the company or that otherwise is material is contained on pages 1 to 10 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.





				     - 1 -
PHARMACEUTICALS

The company's principal human pharmaceutical products are a nonsteroidal anti-inflammatory agent for the treatment of arthritic diseases and a related analgesic agent used in the treatment of such pain-related conditions as dysmenorrhea and soft tissue injuries; a non-narcotic analgesic for the short-term management of pain; topical corticosteroids and a nasal steroid for the treatment of inflammatory diseases; and oral contraceptives and other products in the field of reproductive physiology. Together, these three classes of products have accounted for 69% or more of the company's consolidated net sales in each of the three years ended July 31, 1993, and are the only classes of products that have accounted for 5% or more of the consolidated net sales in any of these three years. The following tabulation sets forth the approximate percentage of consolidated net sales attributable to each of the aforesaid three classes of products for the three years ended July 31, 1993.

						    1993             1992             1991
						    ----             ----             ----
Pain and Inflammation                                59%              57%              54%
Steroids for the treatment of
    inflammatory diseases                             7%               8%               8%
Oral contraceptives and other products in
    the field of reproductive physiology              5%               7%               7%

NAPROSYN (R) (naproxen), the company's nonsteroidal anti-inflammatory agent for the relief of the pain and inflammation associated with arthritic diseases, is currently marketed in the United States and 95 other countries throughout the world. Naproxen is currently the largest selling brand in its class (prescription nonsteroidal anti-inflammatory drugs) in the United States, Norway and Sweden and ranks among the top three in Australia, Finland, Belgium, the United Kingdom, Mexico, the Netherlands, Spain and New Zealand according to published data. Naproxen sodium, a related compound, is marketed in the United States under the trademark ANAPROX(R). Naproxen sodium is also marketed in 48 other countries including Canada, the United Kingdom, Spain, Belgium, Switzerland, Mexico, South Korea, Germany, France, Italy, the Netherlands, Brazil and Australia. Naproxen and naproxen sodium face generic competition in all key markets outside the United States and will face generic competition in the United States after patents expire in December 1993.

TORADOL(R) (ketorolac tromethamine) IM (intramuscular), a non-narcotic injectable analgesic for the short-term management of pain, was introduced in the United States in May 1990. It is also marketed in 29 other countries including Italy, Sweden, Mexico, the United Kingdom and Canada.

TORADOL(R) (ketorolac tromethamine) oral, a non-narcotic analgesic for the short-term management of pain, was introduced in the United States in March 1992. It is also marketed in 11 other countries including Italy and Canada.

The company's principal steroid products for the treatment of inflammatory diseases are the topical corticosteroids SYNALAR(R) (fluocinolone acetonide) and LIDEX(R) (fluocinonide). These products, which are available in several formulations, are prescribed for a wide variety of skin diseases, including psoriasis. These products have generic competition. The company also markets NASALIDE(R) (flunisolide), a nasal steroid used in the treatment of hay fever and perennial allergic rhinitis.

Oral contraceptive products include TRI-NORINYL(R), NORINYL 1+35(R), NORINYL 1+50(R), BREVICON(R), GENORA 1+35(R) and GENORA 1+50(R), all of which contain various combinations of norethindrone, a progestational agent, and mestranol or ethinyl estradiol, estrogens; and NOR-Q.D.(R), which contains norethindrone but no estrogen.





				     - 2 -
SYNAREL(R) (nafarelin acetate) was introduced in the United States in March 1990 for the management of endometriosis. The company also markets SYNAREL(R) in 17 additional countries.

CARDENE(R) (nicardipine), which belongs to the class of drugs known as calcium channel blockers, was introduced in the United States in January 1989. CARDENE is marketed by the company in ten additional countries for the treatment of angina and hypertension. This product is marketed in Spain for the treatment of cerebrovascular insufficiency as well as hypertension. Nicardipine is sold by the company under a license from an unaffiliated company.

CYTOVENE(R) (ganciclovir sodium) was introduced in the United States in July 1989 for the treatment of sight-threatening cytomegalovirus retinitis in immunocompromised individuals, including those with AIDS. The company also markets ganciclovir sodium in 44 additional countries, including the United Kingdom, France, Spain and Germany.

TICLID(R) (ticlopidine hydrochloride), a platelet aggregation inhibitor prescribed to reduce the risk of stroke, was introduced in the United States in December 1991. The company also markets ticlopidine hydrochloride in Canada, Mexico, and Australia. TICLID is sold by the company under a license from an unaffiliated company.

The company's principal pharmaceutical products are sold through its subsidiaries and by distributors who promote and market the products under trademarks owned by the company. The company markets other pharmaceutical products not mentioned above. In fiscal 1993 one wholesale distributor accounted for approximately 13% of the company's consolidated sales, compared with 11% in fiscal 1992 and 12% in fiscal 1991. The loss of this wholesale distributor would not have a material adverse effect on the company.

The active ingredients contained in the company's principal pharmaceutical products are produced in company-owned facilities in Boulder, Colorado; Freeport, Bahamas; Clarecastle, Ireland; and Cuernavaca, Mexico. Chemical intermediates used in the production of certain of these active ingredients are produced in company-owned facilities in Boulder, Colorado, and Springfield, Missouri. The production of certain steroid products includes fermentation for which the company has no facilities and, in such cases, the company has an arrangement with an unaffiliated company to perform the necessary fermentation steps. The active ingredients are usually sold in bulk form to the company's pharmaceutical subsidiaries and distributors which process such bulk material into finished dosage form. Certain of the company's pharmaceutical subsidiaries do not have facilities for processing the bulk material into dosage form and this step is performed for them by unaffiliated companies.

Raw materials and supplies required for the production of the company's human pharmaceutical products are generally available in quantities adequate to meet the company's needs.

In the United States, the company distributes its human pharmaceutical products principally through 249 wholesale distributing outlets. These products are promoted in the United States by 1002 trained professional medical representatives who call on physicians, wholesalers, hospitals, health maintenance organizations, government agencies and retail pharmacies, and through advertising in medical and pharmacy journals, distribution of literature and samples to physicians, and medical meeting exhibits. Outside the United States, human pharmaceutical products are sold by 908 sales representatives. In addition, certain of the company's distributors maintain separate sales forces that promote only the company's products. While distribution patterns vary from country to country, the methods of promoting these products are somewhat similar to those used in the United States.





				     - 3 -
All of the company's human pharmaceutical products are sold in highly competitive markets both within and outside the United States. The principal competitors are well established pharmaceutical firms that conduct extensive research programs and maintain substantial organizations to market their products. Other competitors include manufacturers of generic prescription pharmaceutical products. The company believes that its methods of distribution and promotion of human pharmaceutical products are substantially similar to those used by its competitors. The principal competitive factors in this segment are patents, scientific and technological advances, product quality, price, service and the effective communication of product information to physicians, pharmacists, and those who make pharmaceutical purchasing decisions.

The company's principal animal health products are SYNANTHIC(R) (oxfendazole), an anthelmintic drug used to treat cattle, sheep and horses for a broad spectrum of internal parasites, and SYNOVEX(R), an implant used to stimulate weight gain and improve feed conversion in heifers, steers and calves. The company's principal nutritional product for the animal feed industry is choline chloride, a compound of the vitamin B family which is sold to feed mills, poultry producers and premix manufacturers for incorporation into animal feeds.

Raw materials essential to the production of the company's animal health and nutritional products are generally available in adequate quantities from a number of potential suppliers.

The company employs a sales force of 33 sales representatives to market its animal health products in the United States, although sales are made primarily to agents. Outside the United States, these products are marketed by a sales force of approximately 23 sales representatives and through distributors appointed by the company.

The market for animal health products is highly competitive and several of the major competitors have larger operations. Important competitive factors include price, product characteristics and reliability, customer service, patents and the development of new products. Sale of the company's animal health products are affected by economic conditions in the livestock industry and by climatic conditions.





				     - 4 -
DIAGNOSTICS

The company develops, manufactures and markets medical diagnostic systems under the trademarks EMIT, MicroTrak, Vista, and others. Diagnostic systems are comprised of instrumentation, software and associated reagents. EMIT diagnostic assay systems are utilized for monitoring therapeutic drug treatment in the anti-epileptic, cardioactive, anti-cancer, anti-asthmatic, anti-microbial, anti-depressant and immunosuppressant areas of therapy; screening for drugs of abuse; and for thyroid testing.

MicroTrak products are diagnostic tests for the sexually transmissible diseases such as chlamydia, herpes simplex viruses I and II, and gonorrhea. Tests are also available for the detection of hepatitis, AIDS antibody, toxoplasma, cytomegalovirus, and rubella.

The Vista diagnostic assay system is a bench top analyzer capable of performing tests in the hormone, cancer, anemia, and infectious disease categories in an automated and random access manner. It was launched in fiscal 1993. It employs a proprietary enzyme immunoassay technique using a fluorescent signal and a magnetic particle based separation method.

Sales of diagnostic products in the United States are primarily to hospitals and commercial clinical laboratories and supported by a direct sales force of 86 sales representatives. Diagnostic assay systems are sold outside the United States through wholly-owned subsidiaries and distributors.

Raw materials essential to this business segment are available in adequate quantities from a number of potential suppliers.

The company has numerous competitors and many of these competitors are larger than the company. In general, competitors market assay systems which utilize technologies different from those used in the company's assays and systems. The principal competitive factors in the marketing of diagnostic assay systems are accuracy, turn-around time, automation and ease of operation, convenience to the customer and price. Sales of the company's diagnostic products are affected by economic conditions.





				     - 5 -
RESEARCH AND DEVELOPMENT

The company has an international reputation as an important research organization. An extensive program of research is directed toward the discovery and development of new products in pharmaceuticals and diagnostics. Laboratory and clinical research related to human and animal health is directed toward the development of new medicines or other products in areas such as inflammatory diseases, analgesic drugs, immunology, infectious diseases, nervous system disorders, cardiovascular diseases, and cattle growth promotion.

Approximately 2,600 men and women are employed in the company's research activities worldwide. The company's expenditures for research programs were $404.4 million in fiscal 1993, $374.4 million in fiscal 1992 and $315.6 million fiscal 1991. During fiscal 1993, approximately 91 percent of such expenditures was for activities applicable to the company's pharmaceutical products and 9 percent for diagnostic products. The company's research facilities are located in the United States, Mexico, France, the United Kingdom and Japan.

United States government regulations and similar regulations of most other countries require the demonstration of safety and efficacy for new therapeutic agents by studies in animals and by controlled clinical testing in human beings. Data must be obtained prior to marketing and lengthy studies are required to establish safety and efficacy of an investigational drug to the satisfaction of the company and regulatory agencies. There can be no assurance that any particular research program will lead to a marketable product and, if a marketable product is developed, there is no assurance as to the extent of the market or the profitability of the product.

PATENTS AND TRADEMARKS

The patents and patent applications owned by the company and its subsidiaries cover a variety of products and chemical processes. In addition, the company has a number of patent licenses from others. The company believes that, in the aggregate, its patent rights under such patents and licenses are of material importance to the operation of the company.

The company has a series of patents on naproxen and naproxen sodium. The final United States patent that substantially protects these products will expire in December 1993. The United States patent covering ketorolac tromethamine, will expire in May 1997. Patents for this product in major European countries will expire substantially later than the United States patent. The company has an exclusive license under the United States patent covering nicardipine hydrochloride, which will expire in October 1995, and an exclusive license under the United States patent covering ticlopidine hydrochloride, which will expire in September 1996.

All of the company's important products are sold under trademarks that are widely registered throughout the world. Trademarks are considered to be of material importance. SYNTEX, NAPROSYN, ANAPROX, SYNALAR, LIDEX, NASALIDE, TRI-NORINYL, NORINYL, BREVICON, NOR-Q.D., EXELDERM, FEMSTAT, GENORA, CARDENE, CYTOVENE, SYNAREL, TORADOL, SYNANTHIC, SYNOVEX, VISTA, EMIT, MICROTRAK, ETS, QST, and ACCULEVEL are trademarks registered in the United States Patent and Trademark Office. TICLID is used by the company under license from Elf-Sanofi.





				     - 6 -
GOVERNMENT REGULATION

The pharmaceutical industry is subject to stringent regulation with respect to product safety and efficacy by various federal and state authorities in the United States and most other countries in which the company's pharmaceutical products are marketed.

The United States Food, Drug and Cosmetics Act and regulations issued thereunder provide for government control over research and development, manufacturing, quality control, labeling, advertising of drugs and rigorous procedures for government approval of new drugs for both human and veterinary use. The amount of clinical testing and documentation required for clearance of new drug applications in the United States is substantial and usually requires many years. Compliance with these government procedures requires significant expenditures for developing and introducing new drugs.

Regulations similar to the standards of the United States Food and Drug Administration with respect to the approval of new drugs are in force in countries that are members of the European Economic Community and in Australia, Canada, Japan, Sweden and other developed countries.

Similar laws and regulations covering diagnostic and medical devices have been enacted in the United States and some other countries.

The overall cost of human health care has been, and continues to be, a subject of review by government agencies and legislative bodies in the United States and other countries. The company is unable to predict what effect, if any, these reviews or any other pending or future legislation, regulations, or government actions may have on its business.

EMPLOYEES

At July 31, 1993, the company had approximately 10,300 employees worldwide, of which approximately 5,700 were employed in the United States. The company's relations with its employees have been good. During fiscal 1993, the company announced as part of a cost reduction program, a reduction in the number of its employees from 11,700 in July 1992 to a targeted level of 9,500 by July 1995.

ENVIRONMENT

The company must comply with current standards regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. Compliance with these increasingly stringent environmental regulations usually results in both capital and operating expenditures. Capital expenditures for environmental control facilities were not material in fiscal 1993 and are not expected to be material in fiscal 1994.

Further discussion of environmental issues is contained in Note 12 and Note 13 to the consolidated financial statements on pages 26 and 27 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.





				     - 7 -
ITEM 2.  PROPERTIES

The principal facilities of the company and its subsidiaries are listed below:

	 Location                                                   Principal Uses
	 --------                                                   --------------
Palo Alto, California                                    Administration, research and
							     pharmaceutical production (1)
Palo Alto, California                                    Administration and research (2)
San Jose, California                                     Administration and research
Boulder, Colorado                                        Chemical manufacturing
Springfield, Missouri                                    Chemical manufacturing
Verona, Missouri                                         Production of animal nutrition
							     products
Cupertino, California                                    Production of diagnostic assay
							     systems (2)
Mountain View, California                                Administration, research and
							     production of diagnostic products (2)
Humacao, Puerto Rico                                     Pharmaceutical production
Mississauga, Ontario,                                    Administration and
  Canada                                                     pharmaceutical production
Cuernavaca, Mexico                                       Chemical manufacturing
Mexico City, Mexico                                      Administration, research and
							     pharmaceutical production
Freeport, Bahamas                                        Chemical manufacturing (1)
Leganes, Spain                                           Pharmaceutical production
Leuville, France                                         Research and pharmaceutical production
Clarecastle, Ireland                                     Chemical manufacturing
Edinburgh, Scotland                                      Research (1)
Iver, Buckinghamshire,
  England                                                Pharmaceutical production (2)
Maidenhead, England                                      Administration (2)
Umsong, Korea                                            Pharmaceutical production

(1) Facilities located on leased land

(2) Leased facilities

In addition to the properties listed above, the company and its subsidiaries own or lease lesser amounts of office, manufacturing and warehouse space in the United States, Panama, Canada, England, France, Spain, Switzerland, Japan, Korea and other countries.

The principal facilities described above are considered by the company to be suitable for the purposes for which they are used and are maintained in good condition. The company's facilities provide adequate productive capacity, and are utilized at normal levels. As part of the restructuring plan announced in fiscal 1993, the company has decided to close pharmaceutical manufacturing plants in Palo Alto, France, and England, and the research facility in France.





				     - 8 -
ITEM 3.  LEGAL PROCEEDINGS

In 1989, the company received a notice from the State of Colorado that the State intended to seek civil penalties concerning alleged violations of the Colorado Hazardous Waste Act. The alleged violations related to disposal of sludge from the company's waste water treatment plant at the nonhazardous waste landfill. The State has not specified the amount of penalties it may ultimately seek, but the Act authorizes the State to seek penalties as high as $2.25 million if it can prove the alleged violations. The company believes that no violations have occurred and has had discussions with the State regarding the alleged violations.

Other pending litigation is described in Note 13 on pages 26 and 27 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

Although the outcome cannot be predicted with certainty, it is the opinion of the management, based upon the advice of various counsel and other considerations, that all claims, legal actions, complaints and proceedings discussed above are adequately covered by insurance or by reserves, or are without merit, or will not have a material effect on the company's consolidated financial position.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

None.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following is a list of the executive officers of the company showing their ages, present positions and offices with the company and their business experience during the past five years. Officers are elected by the Board of Directors and serve until the next annual Organizational Meeting of the Board. Officers may be removed by the Board at will. There are no family relationships among any of the named individuals, and no individual was selected as an officer pursuant to any arrangement or understanding with any other person.

    Name                 Present Corporate Positions            Age
    ----                 ---------------------------            ---
Paul E. Freiman          Chairman of the Board                   59
			 Chief Executive Officer and
			 Director

    Business Experience:  1988 - President and Chief Operating Officer;
    August 1989 - President and Chief Executive Officer; July 1990 - Chairman of the Board, President and Chief Executive Officer. January 1991 -
    Chairman and Chief Executive Officer.





				     - 9 -

    Name                 Present Corporate Positions            Age
    ----                 ---------------------------            ---
James N. Wilson          President and Chief Operating           49
			 Officer and Director

    Business Experience:  1988 - Chairman and Chief Executive Officer of
    Neurex, a company engaged in pharmaceutical research; January 1991 -
    President and Chief Operating Officer

Thomas L. Gutshall       Executive Vice President                55

    Business Experience: 1988 - Executive Vice President

Neil Flanzraich          Senior Vice President and               50
			 General Counsel

    Business Experience:  1988 - Senior Vice President and Co-General
    Counsel;  January 1992 - Senior Vice President and General Counsel.


Robert A. Lewis, M.D.    Senior Vice President and               48
			 President, Discovery Research

    Business Experience: 1988 - Senior Vice President and Director, Basic
    Research, Syntex Research; August 1989 - Executive Vice President and
    Director, Basic Research and Drug Evaluation, Syntex Research; April 1992 -
    President, Discovery Research.

Richard P. Powers        Senior Vice President and Chief         52
			 Financial Officer

    Business Experience: 1988 - Senior Vice President and Chief Financial Officer.

Robert L. Roe, M.D.      Senior Vice President and               52
			 President, Development Research

    Business Experience: 1988 - Senior Vice President, Director Medical
    Research, Syntex Research; August 1989 - Executive Vice President,
    Director Medical Research and Pharmaceutical Development, Syntex
    Research; April 1992 - President, Development Research.





				     - 10 -

    Name                 Present Corporate Position          Age
    ----                 --------------------------          ---
Melvin D. Booth          Vice President and                  48
			 President, Syntex Laboratories

    Business Experience: 1988 - President, Syntex Inc., Mississauga, Ontario,
    Canada; 1991 - Area Vice President, Canada & South America and
    President, Syntex Inc., Mississauga, Ontario, Canada; 1992 - President
    Syntex Pharmaceuticals Pacific, Vice President, Syntex Corporation;
    August 1993 - President, Syntex Laboratories.

Robert H. Ells           Vice President                      56

    Business Experience: 1988 - Vice President, Chemical Operations and
    Engineering Services;  August 1993 - Group Vice President,
    Pharmaceutical and Chemical Operations and Services


Darlene Friedman          Vice President                     50

    Business Experience:  1988 - Director Human Resources, COTS, Syntex
    Corporation; March 1991 - Corporate Director Human Resources, Syntex
    Corporation; February 1992 - Executive Director, Human Resources,
    Syntex Corporation; October 1992 - Vice President, Human Resources
    Syntex (U.S.A.) Inc.; April 1993 - Vice President, Human Resources,
    Syntex Corporation.

George Holder             Vice President                     55

    Business Experience:  1988 - Vice President and President of
    Syntex Agribusiness, Inc.

Gerhard von Mutzenbecher  Vice President                     58

    Business Experience:  1988 - Regional Vice President, Europe and Mexico,
    Syntex Pharmaceuticals International Limited; 1992 - President, Syntex
    Pharmaceuticals, Europe; Vice President, Syntex Corporation.





				     - 11 -
				    PART II

ITEM 5.  MARKET FOR THE REGISTRANT'S COMMON STOCK AND
	 RELATED SHAREHOLDER MATTERS

The principal exchange on which the company's common stock is traded is the New York Stock Exchange. At September 30, 1993, there were approximately 36,292 shareholders of record. Information on stock prices and dividends for the last two years can be found under the caption "Supplementary Information on Quarterly Data (unaudited)" on page 15 in the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

ITEM 6.  SELECTED FINANCIAL DATA

The information required by this item is contained under the caption "Consolidated Financial Summary " on pages 30 and 31 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
	 CONDITION AND RESULTS OF OPERATION

The information required by this item is contained under the caption "Management's Discussion and Analysis of Operations and Financial Condition" on pages 11 to 15 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required by this item is contained on pages 16 to 29 of the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference.

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
	 ACCOUNTING AND FINANCIAL DISCLOSURE

None.





				     - 12 -
				    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Directors - Information with respect to the directors of the company is contained in the definitive Proxy Statement involving the election of directors which the company will file with the Securities and Exchange Commission pursuant to Regulation 14A within 120 days from the close of its fiscal year ended July 31, 1993. Such information is incorporated herein by reference.

Executive Officers - See Part I above "Executive Officers of the Registrant".


ITEM 11.  EXECUTIVE COMPENSATION

Information relating to management remuneration is contained in the Proxy Statement referred to in Item 10 above and such information is incorporated herein by reference.


ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Information relating to security ownership of certain beneficial owners and management is contained in the Proxy Statement referred to in Item 10 above and such information is incorporated herein by reference.


ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Information relating to certain relationships and related transactions is contained in the Proxy Statement referred to in Item 10 above and such information is incorporated herein by reference.





				     - 13 -
				    PART IV

ITEM 14.   EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

(a) 1.     Financial Statements

	   The following consolidated financial statements are included in the company's Annual Report to Shareholders for the year ended July 31, 1993, which is incorporated herein by reference pursuant to Item 8:

	   Financial Statements:
		 Consolidated Statement of Income for the Years
		       Ended July 31, 1993, 1992 and 1991
		 Consolidated Statement of Retained Earnings
		       for the Years Ended July 31, 1993, 1992 and 1991
		 Consolidated Balance Sheet as of July 31, 1993, 1992 and 1991 Consolidated Statement of Cash Flows
		       for the Years Ended July 31, 1993, 1992 and 1991
		 Notes to Consolidated Financial Statements

	   Report by Management

	   Independent Auditors' Report





				     - 14 -
    2.     Financial Statement Schedules

	   The following financial statement schedules are filed as part of this report:

	   Independent Auditors' Report on Schedules
	   Supplementary Financial Statement Schedules:

	      I -      Marketable Securities - other
		       investments
	     II -      Amounts Receivable from Related
		       Parties and Underwriters, Promoters,
		       and Employees Other Than Related Parties
	      V -      Property, Plant and Equipment
	     VI -      Accumulated Depreciation and
		       Amortization of Property, Plant and
		       Equipment
	   VIII -      Valuation and Qualifying Accounts
	     IX -      Short-Term Borrowings
	      X -      Supplementary Income Statement
		       Information

	   Schedules other than those listed above are omitted because the required information is included in the financial statements or the notes thereto or because of the absence of conditions under which they are required.

    3.     Exhibits


	     3(a)      Articles of Incorporation and Articles of
		       Amendment of Syntex Corporation, as last amended December 13, 1991 (incorporated by reference to the registrant's Form 10-K for the year ended July 31, 1992)

	      (b)      By-Laws of Syntex Corporation, as last amended
		       October 24, 1991 (incorporated by reference to the registrant's Form 10-K for the year ended
		       July 31, 1992)

	    10(a)      1974 Stock Option Plan, as last amended July 26,
		       1990 (incorporated by reference to the registrant's
		       Form 10-K for the year ended July 31, 1992)

	      (b)      Stock Appreciation Rights Plan, as last amended
		       December 12, 1980 (incorporated by reference to the registrant's Form S-8 Registration Statement
		       No. 2-71206)





				     - 15 -

	      (c)       Syntex Short-term Incentive Plan, approved
			September 22, 1993

	      (d) Agreement dated as of October 1, 1993, between the company and Dr. George Rosenkranz

	      (e)       1984 Stock Option and Stock Appreciation Rights
			Plan, as last amended July 26, 1990 (incorporated by reference to the registrant's Form 10-K for the year ended July 31, 1992)

	      (f) Form of termination agreements dated as of November 1, 1984, between the company and certain key executives of the company and its subsidiaries
			(incorporated by reference to the registrant's
			Form 10-K for the year ended July 31, 1985)

	      (g) Agreement dated as of February 1, 1989, between the company and Mr. Anthony M. Solomon
			(incorporated by reference to the registrant's
			Form 10-K for the year ended July 31, 1989)

	      (h)       Syntex U.S. Employees Amended Supplemental Pension
			Benefits Plan, as last amended August 1, 1991
			(incorporated by reference to the registrant's
			Form 10-K for the year ended July 31, 1992)

	      (i)       Syntex U.S. Employees Supplemental Retirement
			Savings Plan, as last amended March 23, 1989
			(incorporated by reference to the registrant's
			Form 10-K for the year ended July 31, 1989)

	      (j)       Syntex Corporation Board of Directors Pension
			Plan, as last amended October 1, 1990 (incorporated by reference to the registrant's Form 10-K for the year ended July 31, 1992)

	      (k)       Syntex Corporation 1991 Stock Option Plan for
			Non-Employee Directors (incorporated by reference to the registrant's Form 10-K for the year ended
			July 31, 1992)

	      (l) Syntex Corporation Call-to-Action Incentive Plan, adopted July 29, 1993, subject to stockholder approval





				     - 16 -

11            Computation of net earnings per common share

12            Calculation of ratio of earnings to fixed charges

13            Annual Report to Shareholders for the year ended July 31, 1993

22            Subsidiaries of the registrant

24            Consent of Independent Auditors


(b)      Reports on Form 8-K

	 Current report on Form 8-K, June 10, 1993, Item 5.





				     - 17 -
				   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

					SYNTEX CORPORATION
					(Registrant)

Date: October  26, 1993                 By:  /s/ Paul E. Freiman
					-------------------------------------
					Paul E. Freiman
					Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

    Signature                           Title                                        Date
    ---------                           -----                                        ----
/s/ Paul E. Freiman                 Chairman, Chief Executive Officer
- --------------------------------    and Director                               October 26, 1993
(Paul E. Freiman)


/s/ James N. Wilson                 President, Chief Operating Officer
- --------------------------------    and Director                               October 26, 1993
(James N. Wilson)


/s/ Richard P. Powers               Senior Vice President
- --------------------------------    (Principal Financial Officer)              October 26, 1993
(Richard P. Powers)


/s / Marvyn Carton                  Director                                   October 26, 1993
- --------------------------------
(Marvyn Carton)


/s/ John H. Fried                   Director                                   October 26, 1993
- --------------------------------
(John H. Fried)


				    Director
- --------------------------------
(Howard M. Holtzmann)





				     - 18 -

    Signature                           Title                                        Date
    ---------                           -----                                        ----
/s/ Julius R. Krevans               Director                                   October 26, 1993
- --------------------------------
(Julius R. Krevans)


/s/ Dana G. Leavitt                 Director                                   October 26, 1993
- --------------------------------
(Dana G. Leavitt)


/s/ Charles A. Lynch                Director                                   October 26, 1993
- --------------------------------
(Charles A. Lynch)


/s/ Leonard Marks, Jr.               Director                                   October 26, 1993
- --------------------------------
(Leonard Marks, Jr.)


/s/ Robert S. Miller, Jr.           Director                                   October 26, 1993
- --------------------------------
(Robert S. Miller, Jr.)


/s/ George Rosenkranz               Director                                   October 26, 1993
- --------------------------------
(George Rosenkranz)


/s/ Anthony M. Solomon              Director                                   October 26, 1993
- --------------------------------
(Anthony M. Solomon)


/s/ Miriam Stoppard                 Director                                   October 26, 1993
- --------------------------------
(Miriam Stoppard)


/s/ Hans A. Wolf                    Director                                   October 26, 1993
- --------------------------------
(Hans A. Wolf)





				     - 19 -





INDEPENDENT AUDITORS' REPORT ON SCHEDULES



Syntex Corporation:

We have audited the consolidated financial statements of Syntex Corporation (a Panama corporation) and subsidiary companies as of July 31, 1993, 1992 and 1991, and for each of the years then ended and have issued our report thereon dated September 21, 1993; such financial statements and report are included in your Annual Report to Shareholders for the year ended July 31, 1993 and are incorporated herein by reference. Our audits also included the consolidated financial statement schedules of Syntex Corporation listed in Item 14(a)2. These financial statement schedules are the responsibility of the company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.





Deloitte & Touche
San Francisco, California
September 21, 1993





				     - 20 -
								      SCHEDULE I


SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

MARKETABLE SECURITIES - OTHER INVESTMENTS
AS OF JULY 31, 1993
(dollars in millions)

					       Principal          Reported           Market
Name of Issuer or                              Amount of          Value of           Value of
Title of Each Group(a)                         Investments        Investments        Investments
- -------------------                            -----------        -----------        -----------
Short-Term Investments:

    U.S. Treasury Obligations                      $ 68.0           $ 68.1             $ 68.1
    Other Marketable Securities                     144.5            145.0              145.0
						   ------           ------             ------
	 Subtotal                                   212.5            213.1              213.1
    Time Deposits                                    68.6             68.6               68.6
						   ------           ------             ------

Total Short-Term Investments                       $281.1           $281.7             $281.7
						   ======           ======             ======


Long-Term Investments:

    U.S. Treasury Obligations                      $103.1           $104.3             $104.3
    Other Marketable Securities                      74.5             76.6               76.6
						   ------           ------             ------

Total Long-Term Investments                        $177.6           $180.9             $180.9
						   ======           ======             ======



(a) Securities of any individual issuer, other than the U.S. Government, do not exceed 2% of total assets.





				     - 21 -
SYNTEX CORPORATION AND SUBSIDIARY COMPANIES                    SCHEDULE II


AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS, PROMOTERS, AND EMPLOYEES OTHER THAN RELATED PARTIES
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991



			      Balance at                          Deductions                Balance at End of Period
			      Beginning                    Amounts           Amounts                           Not
Name of Debtor                of Period    Additions      Collected         Written Off     Current          Current
- --------------                ---------    ---------      ---------         -----------     -------          -------
YEAR ENDED JULY 31, 1993:
Dr. Gordon Ringold (1)        $150,811                     $150,811
Michael Perry (1)             $150,000                                                                      $150,000

Mark Totoritus (1)            $150,000                                                                      $150,000

Charles Wells (1)             $150,000                                                                      $150,000

Mel Booth (2)                 $200,000                                         $40,000                      $160,000

Harold Van Wart (1)                         $150,000                                                        $150,000

YEAR ENDED JULY 31, 1992:
Dr. Gordon Ringold (1)        $150,487         8,923          8,599                         $150,811
Michael Perry (1)                           $150,000                                                        $150,000

Mark Totoritus (1)                          $150,000                                                        $150,000

Charles Wells (1)                           $150,000                                                        $150,000

Mel Booth (2)                               $200,000                                                        $200,000


YEAR ENDED JULY 31, 1991:
Dr. Gordon Ringold (1)        $150,000           487                                        $150,487

(1) The note receivable is collateralized by a second deed of trust on the debtor's residence. Repayment of the unpaid principal balance and deferred interest is due upon the occurrence of one of various events including sale of the collateral (payment due upon sale) or employee termination (payment due within one year of termination). Deferred interest accrues at the lesser of the equity participation percentage of the capital gain on the sale of the collateral or at the Federal National Mortgage Association rate compounded monthly.

(2) The note receivable is a non-collateralized forgivable relocation loan.
    The loan is forgiven at a rate of 20% per year on the March 9 anniversary of the execution of the agreement. The loan will be forgiven in total as of March 9, 1997, providing Mr. Booth continues to be an active employee of the company on a continuous basis and with acceptable job performance.





				     - 22 -
SYNTEX CORPORATION AND SUBSIDIARY COMPANIES                  SCHEDULE V


PROPERTY, PLANT AND EQUIPMENT
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991
(dollars in millions)

			       BALANCE AT                                                      BALANCE AT
				BEGINNING   ADDITIONS                  TRANSLATION    (2)         END
CLASSIFICATION                   OF YEAR     AT COST    RETIREMENTS    ADJUSTMENTS   OTHER      OF YEAR
- ---------------                ----------   ---------   -----------    -----------   ------    ----------
YEAR ENDED JULY 31, 1993:
Land and improvements           $   34.4     $ 15.2       $ (0.1)        $  2.6       $ --      $   52.1
Buildings and improvements         490.3      102.8        (16.1)          (5.9)        --         571.1
Machinery, equip. & furniture      706.5      152.6        (42.9)         (18.3)        --         797.9
Leasehold improvements              44.6        4.7         (1.0)          (0.4)        --          47.9
Construction in progress (1)       254.1      (77.4)          --           (2.2)        --         174.5
				--------     ------       ------         ------       ----      --------
TOTAL                           $1,529.9     $197.9       $(60.1)        $(24.2)      $ --      $1,643.5
				========     ======       ======         ======       ====      ========

YEAR ENDED JULY 31, 1992:
Land and improvements           $   31.3     $  2.8       $ (0.2)        $  0.5       $ --      $   34.4
Buildings and improvements         373.8      115.1         (2.6)           4.0         --         490.3
Machinery, equip. & furniture      600.2      131.7        (35.6)          10.2         --         706.5
Leasehold improvements              36.2        8.8         (0.6)           0.2         --          44.6
Construction in progress (1)       167.3       82.4           --            4.4         --         254.1
				--------     ------       ------         ------       ----      --------
				$1,208.8     $340.8       $(39.0)        $ 19.3       $ --      $1,529.9
				========     ======       ======         ======       ====      ========

YEAR ENDED JULY 31, 1991:
Land and improvements           $   24.9     $  6.6       $ (0.7)        $ (0.1)      $ .6      $   31.3
Buildings and improvements         348.1       31.7         (3.5)          (2.5)        --         373.8
Machinery, equip. & furniture      511.7      116.0        (25.8)          (5.8)       4.1         600.2
Leasehold improvements              36.3        1.7         (1.8)            --         --          36.2
Construction in progress (1)        77.5       91.7         (0.4)          (1.5)        --         167.3
				--------     ------       ------         ------       ----      --------
				$  998.5     $247.7       $(32.2)        $ (9.9)      $4.7      $1,208.8
				========     ======       ======         ======       ====      ========

(1) Additions, at cost, to construction in progress are net of transfers to other property, plant and equipment classifications for those construction projects completed during the fiscal year.

(2) Non cash additions resulting from the purchase of the remaining interest in certain joint venture investments.





				     - 23 -
SYNTEX CORPORATION AND SUBSIDIARY COMPANIES                     SCHEDULE VI


ACCUMULATED DEPRECIATION AND AMORTIZATION
OF PROPERTY, PLANT AND EQUIPMENT
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991
(dollars in millions)

						 ADDITIONS
				BALANCE AT       CHARGED TO                                                   BALANCE AT
				BEGINNING        COSTS AND                       TRANSLATION      (1)            END
CLASSIFICATION                  OF YEAR          EXPENSES       RETIREMENTS      ADJUSTMENTS     OTHER         OF YEAR
- --------------                  --------         ---------      -----------      -----------    -------        -------
YEAR ENDED JULY 31, 1993:
Land improvements               $    5.2         $    1.2       $   --            $    (0.1)    $  --          $   6.3
Buildings & improvements           111.1             17.5           (6.7)              (2.3)       --            119.6
Machinery, equipment &
    furniture                      365.0             87.5          (26.3)             (11.5)       --            414.7
Leasehold improvements              15.4              3.3           (0.7)              (0.3)       --             17.7
				--------         --------       --------          ---------     -------        -------
TOTAL                           $  496.7         $  109.5       $  (33.7)         $   (14.2)    $  --          $ 558.3
				========         ========       ========          =========     =======        =======

YEAR ENDED JULY 31, 1992:
Land improvements               $    4.8         $    0.5       $   (0.1)         $    --       $  --          $   5.2
Buildings & improvement             94.8             15.5           (0.6)               1.4        --            111.1
Machinery, equipment &
    furniture                      310.5             75.4          (26.9)               6.0        --            365.0
Leasehold improvements              13.7              2.2           (0.6)               0.1        --             15.4
				--------         --------       --------          ---------     -------         ------
TOTAL                           $  423.8         $   93.6       $  (28.2)         $     7.5     $  --          $ 496.7
				========         ========       ========          =========     =======        =======

YEAR ENDED JULY 31, 1991:
Land improvements               $    4.5         $    0.3       $   --            $    --       $  --          $   4.8
Buildings & improvements            84.2             13.3           (1.9)             (0.8)        --             94.8
Machinery, equipment &
    furniture                      270.5             61.7          (20.2)             (3.8)         2.3          310.5
Leasehold improvements              13.7              1.6           (1.6)                           --            13.7
				--------         --------       --------          ---------     -------        -------
TOTAL                           $  372.9         $   76.9       $  (23.7)         $   (4.6)     $   2.3        $ 423.8
				========         ========       ========          ========      =======        =======

(1) Non cash additions resulting from the purchase of the remaining interest in certain joint venture investments.





				     - 24 -
SYNTEX CORPORATION AND SUBSIDIARY COMPANIES                     SCHEDULE VIII

VALUATION AND QUALIFYING ACCOUNTS
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991
(dollars in millions)

					    ADDITIONS
			      BALANCE AT    CHARGED TO                                       BALANCE
			      BEGINNING     COSTS AND                         CURRENCY        AT END
DESCRIPTION                    OF YEAR       EXPENSES      DEDUCTIONS(1)     ADJUSTMENTS     OF YEAR
- -----------                   ---------     ----------     -------------     -----------     -------
YEAR ENDED JULY 31, 1993:
Reserve deducted from asset
    to which it applies:
    Allowance for doubtful
	 accounts               $6.8         $2.3            $(1.1)             $(0.5)        $7.5
				====         ====            =====              =====         ====

YEAR ENDED JULY 31, 1992:
Reserve deducted from asset
    to which it applies:
    Allowance for doubtful
	 accounts               $6.1         $1.1            $(0.7)              $0.3         $6.8
				====         ====            =====               ====         ====

YEAR ENDED JULY 31, 1991:
Reserve deducted from asset
    to which it applies:
    Allowance for doubtful
	 accounts               $5.0         $2.3            $(1.0)             $(0.2)        $6.1
				====         ====            =====              =====         ====


(1) Accounts receivable written off to reserve.





				     - 25 -
SYNTEX CORPORATION AND SUBSIDIARY COMPANIES                          SCHEDULE IX

SHORT-TERM BORROWINGS
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991
(dollars in millions)

					      WEIGHTED                                                          WEIGHTED
					      AVERAGE           MAXIMUM AMOUNT        AVERAGE AMOUNT            AVERAGE
CATEGORY OF AGGREGATE      BALANCE AT      INTEREST RATE         OUTSTANDING            OUTSTANDING           INTEREST RATE
SHORT-TERM BORROWINGS      END OF YEAR     AT END OF YEAR     DURING THE YEAR(1)     DURING THE YEAR(2)     DURING THE YEAR(3)
- ---------------------      -----------     --------------     ------------------     ------------------     ------------------
YEAR ENDED JULY 31, 1993:
U.S. bank loans               $   20.0         3.1%             $ 117.0                   $ 17.8                   3.1%
Non-U.S. bank loans               58.0         9.3                 64.5                     50.9                  10.2
			      --------
TOTAL                         $   78.0
			      ========

YEAR ENDED JULY 31, 1992:
Non-U.S. bank loans           $   43.2         9.8%             $  55.2                  $  49.3                  10.9%(4)
Medium Term Notes                 25.0         3.4                 25.0                     20.4                   4.2
Commercial paper                 362.1         3.4                394.0                    300.4                   4.5
			      --------
TOTAL                         $  430.3
			      ========

YEAR ENDED JULY 31, 1991:
Non-U.S. bank loans           $   36.4        11.3%             $  73.1                  $  49.1                  11.7%(4)
Commercial paper                 274.1         5.9                327.3                    228.6                   6.7
			      --------
TOTAL                         $  310.5
			      ========

(1) At the end of any quarter for non-U.S. bank loans and at the end of any day for U.S. bank loans and commercial paper.
(2) Represents the average quarter-end balance for non-U.S. bank loans or the average of daily balances for U.S. bank loans and commercial paper.
(3) Calculated by relating appropriate interest expense to average aggregate borrowings.
(4) Includes Brazilian cruzado and Mexico peso loans at interest rates that reflect the significant inflation in those countries.





				     - 26 -
								      SCHEDULE X



SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

SUPPLEMENTARY INCOME STATEMENT INFORMATION
FOR THE YEARS ENDED JULY 31, 1993, 1992 AND 1991
(dollars in millions)

					       CHARGED TO COSTS
						 AND EXPENSES
	ITEM                            1993         1992         1991
	----                            ----         ----         ----
ADVERTISING COSTS                       $88.0       $105.6       $94.5

MAINTENANCE AND REPAIRS                  29.3         28.4        27.2


Depreciation and amortization of intangible assets; taxes, other than payroll and income taxes; and royalties are not set forth because such items do not exceed one percent of total sales as shown in the related consolidated statements of income.





				     - 27 -
								      Exhibit 11



SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

COMPUTATION OF NET EARNINGS PER COMMON SHARE
(in millions except per share amounts)

							     YEAR ENDED JULY 31
						       1993         1992         1991
						       ----         ----         ----
Net Earnings Applicable to Common Stock:
- ----------------------------------------

    Net earnings applicable to
	 common stock                                $287.2      $472.3       $423.8
						     ======      ======       ======

Earnings per Common Share (as reported):
- ---------------------------------------

    Weighted average shares outstanding               222.4       225.4        224.7
						     ======       =====        =====

    Net earnings per common share                    $ 1.29       $2.10        $1.89
						     ======       =====        =====

Earnings per Common Share
- -------------------------
(assuming full dilution):
- ------------------------

    Weighted average shares outstanding               222.4       225.4        224.7

    Shares contingently issuable for:

	 Stock option plans                             2.7         1.5          2.5
						     ------       -----        -----

    Average shares and share
	 equivalents outstanding                      225.1       226.9        227.2
						     ======       =====        =====

    Earnings Per Common Share                        $ 1.28       $2.08        $1.87
						     ======       =====        =====





				     - 28 -
								      Exhibit 12




SYNTEX CORPORATION AND SUBSIDIARY COMPANIES



CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
FOR THE YEAR ENDED JULY 31, 1993
(dollars in millions)

Income Before Taxes on Income                                                        $132.8


Adjustments:
- -----------

Fixed Charges:
    Interest Expense                                                                   30.4

Add:
    Amortization of Capitalized Interest                                                0.4
Less:
    Capitalized Interest                                                               (3.9)
										    -------

Total Adjusted Income                                                               $ 159.7

Divided by Fixed Charges                                                            $  30.4
										    -------

Ratio of Earnings to Fixed Charges                                                      5.3
										    =======





				     - 29 -
								      Exhibit 22

			 SUBSIDIARIES OF THE REGISTRANT

The following list of subsidiaries of the registrant does not include the names of certain subsidiaries which, when considered in the aggregate, do not constitute a significant subsidiary.

								Country
								or State
								of Incor-              Percentage
Name                                                            poration               Owned
- ----                                                            --------               ----------
Syntex Australia Limited                                        Australia                 100
Laroche Navarron Belgium, S.A.                                  Belgium                   100
Hamilton Pharmaceuticals Limited                                Bermuda                   100
HKIB/Syntex Limited                                             Bermuda                    50
Syntex International Laboratories, Ltd.                         Bermuda                   100
Syntex Pharmaceuticals International Limited                    Bermuda                   100
Syntex (Bermuda) Limited                                        Bermuda                   100
Syntex Comercio e Participacoes Ltda.                           Brazil                    100
Syntex Communications, Inc.                                     California                100
Syntex Inc.                                                     Canada                    100
Agribusiness Technologies, Inc.                                 Delaware                  100
Child Care Facilities, Inc.                                     Delaware                  100
Syntex (U.S.A.) Inc.                                            Delaware                  100
Syntex Agribusiness, Inc.                                       Delaware                  100
Syntex Animal Health, Inc.                                      Delaware                  100
Syntex Beauty Care, Inc.                                        Delaware                  100
Syntex Chemicals, Inc.                                          Delaware                  100
Syntex Health Products, Inc.                                    Delaware                  100
Syntex International Ltd.                                       Delaware                  100
Syntex Laboratories, Inc.                                       Delaware                  100
Syntex Real Estate Holdings, Inc.                               Delaware                  100
Syva Company                                                    Delaware                  100
Syntex (F.P.) Inc.                                              Delaware                  100
Syva Diagnostika ApS                                            Denmark                   100
Syntex Pharmaceuticals Limited                                  England                   100
Recherche Syntex France S.A.                                    France                    100
Laboratoires Syntex, S.A.                                       France                    100
Syntex GmbH                                                     Germany                   100
Syntex Pharma Netherlands B.V.                                  Netherlands               100
Syntex Ireland Limited                                          Ireland                   100
Nippon Syntex K.K.                                              Japan                     100
Syntex S.A. de C.V.                                             Mexico                    100
Syntex Investigacion de Mexico, S.A.                            Mexico                    100
Syntex Quimica S.A.                                             Mexico                    100
Diamond Laboratories de Mexico S.A. de C.V.                     Mexico                    100





				     - 30 -
								      Exhibit 22

			 SUBSIDIARIES OF THE REGISTRANT
				  (Continued)

								Country
								or State
								of Incor-              Percentage
Name                                                            poration               Owned
- ----                                                            --------               ----------
Syntex N.V.                                                     Netherlands
								  Antilles                100
Syntex Laboratories (N.Z.) Limited                              New Zealand               100
Syva Norge A/S                                                  Norway                    100
Syntex Puerto Rico, Inc.                                        Panama                    100
Syntex Latino, S.A.                                             Spain                     100
Eclon, S.A.                                                     Spain                     100
Syva Scandinavia Syntex Diagnostics A.B.                        Sweden                    100
Syntex Pharm A.G.                                               Switzerland               100
Syntex Korea Ltd.                                               Korea                     100
Syva-Belgium S.P.R.L.                                           Belgium                   100
Syva-France S.N.C.                                              France                    100
Syntex Nordica AB                                               Sweden                    100
Syntex A.S.                                                     Norway                    100
Syntex AS                                                       Denmark                   100
Syntex Arzneimittel GmbH                                        Germany                   100
Syncare Pharmaceutical, Inc.                                    Canada                    100
Hamilton Pharma, Inc.                                           Delaware                  100
Syntex S.A.-N.V.                                                Belgium                    65
Sarva-Syntex Nederland B.V.                                     Netherlands                65
Tanabe Syntex Co., Ltd.                                         Japan                      50




				     - 31 -


								      Exhibit 24





CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 2-96917, in Post-Effective Amendment No. 2 to Registration Statement No. 2-71206, in Post-Effective Amendment No. 6 to Registration Statement No. 2-61792, and in Post-Effective Amendment No. 10 to Registration Statement No. 2-52436, on Form S-8 of our reports dated September 21, 1993 appearing in and incorporated by reference in the Annual Report on Form 10-K of Syntex Corporation for the year ended July 31, 1993.





Deloitte & Touche
San Francisco, California
October 26, 1993





				     - 32 -












						 Exhibit 10(c)

				      1993
			       SYNTEX CORPORATION
			    SHORT-TERM COMPENSATION
				      PLAN


			       Table of Contents



ARTICLE                                           Page
- -------                                           ----
ARTICLE I   Introduction  ........................   1

ARTICLE II  Definitions   ........................   1

ARTICLE III   Eligibility  .......................   3

ARTICLE IV  STC Awards  ..........................   4

     4.1. Award Cycle ...........................    4
     4.2. STC Pool ..............................    4
     4.3. Determination of STC Awards ...........    5
     4.4. Payment of STC Awards .................    7

ARTICLE V   Plan Administration .................    7

     5.1. Powers of the STC Committee ...........    7
     5.2. No Liability ..........................    7
     5.3. Records, Reports and Annual Statements.    7
     5.4. Expenses of Administration ............    8

ARTICLE VI  Miscellaneous .......................    8

     6.1. Term and Amendment of the Plan ........    8
     6.2. Tax Withholding and Reporting .........    8
     6.3. Inalienability of Interests ...........    8
     6.4. No Right to Employment ................    8
     6.5. Governing Law .........................    9

				      1993
			       Syntex Corporation
			  Short-term Compensation Plan

				   ARTICLE I

				  Introduction

  The purpose of the 1993 Syntex Corporation Short-term Compensation Plan (the "Plan") is to provide management employees of Syntex Corporation and its Subsidiaries ("Syntex") with significant financial incentives by motivating and rewarding excellent performance and contributions to the success of Syntex.
The Plan supersedes and replaces the predecessor Syntex Management Incentive Compensation Plan, and all plans, agreements, and other documents that refer to the Syntex Management Incentive Compensation Plan are hereby deemed amended to refer instead to the Plan.
				   ARTICLE II

				  Definitions

  2.1. "Award Date" means the date the Compensation and Benefits Committee approves STC Awards pursuant to Section 4.3(e).
  2.2. "Board" means the Board of Directors of Syntex Corporation.
  2.3. "Career Bands A through E" means the highest five levels of career bands under the Syntex career banding system in effect as of August 1, 1992.
  2.4. "Compensation and Benefits Committee" means the Compensation and
Benefits Committee of the Board.
  2.5. "Contribution Modifier" means a multiplier that is assigned by each Participant's manager to determine the Participant's share of the Unit Pool as set forth in Section 4.3.
  2.6. "Corporation" means Syntex Corporation and its successors and assigns and any corporation which shall acquire substantially all of its assets.
  2.7. "Fiscal Year" means the fiscal year of Syntex ending July 31.
  2.8. "Participant" means any employee who is eligible to participate in the Plan pursuant to Article III of the Plan.
  2.9. "Plan" means the 1993 Syntex Short-term Compensation Plan, as amended from time to time.
  2.10. "STC Award" for a Participant with respect to any Fiscal Year means the amount, if any, of the cash bonus awarded to the Participant for the Fiscal Year.
  2.11. "STC Committee" means the committee composed of a group of senior Syntex executives appointed by the Board to administer the Plan. The Committee will be chaired by the Chief Executive Officer of the Corporation.
  2.12. "STC Pool" means the amount, if any, approved by the Compensation and Benefits Committee as available for distribution to Participants pursuant to the Plan for a Fiscal Year, subject to the conditions set forth in Section 4.2. The STC Pool for any Fiscal Year shall be discrete to that Fiscal Year, and any amount of the STC Pool remaining after the Fiscal Year shall not be available for awards for subsequent Fiscal Years.
  2.13. "Retire" means termination of employment with Syntex under circumstances in which the Participant is eligible for and has elected to receive periodic payment of retirement benefits commencing upon cessation of employment pursuant to a pension plan to which the Corporation or any Subsidiary makes contributions.
  2.14. "Subsidiary" means any corporation in which the Corporation owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power.
  2.15.  "Syntex" means Syntex Corporation and its Subsidiaries.
  2.16. "Unit" means business group, sector, division or staff unit of one of the major organizations of Syntex.
  2.17. "Unit Pool" with respect to any Unit means the portion of the STC Pool available for awards to Participants in the Unit for a Fiscal Year, as determined by the STC Committee pursuant to Section 4.3(a).
  2.18. "30 Month Call To Action" means the strategic plan issued to all Syntex employees in March 1993 and covering the period from March 1993 to August 1995.

				  ARTICLE III
				  Eligibility
  Employees of Syntex, other than the Chairman of the Board of the Corporation and the Chief Executive Officer of the Corporation, who are in Career Bands A through E and who have been employed by Syntex in one or more such career bands for at least six months as of the end of a Fiscal Year and are still employed at the end of the Fiscal Year; employees of Syntex who Retire, die, or become totally disabled at any time during the Fiscal Year while in a position in Career Bands A through E; and other employees who are in Career Bands A through E for a portion of the Fiscal Year and are designated by the STC Committee, are eligible to participate in the Plan for the Fiscal Year.





				       3
				   ARTICLE IV
				   STC Awards
  4.1. Award Cycle. STC Awards shall be determined annually on the basis of performance during a Fiscal Year.
  4.2. STC Pool. Following the end of each Fiscal Year, the Compensation and Benefits Committee shall determine the amount of the STC Pool for the Fiscal Year, after reviewing management's analysis of the overall performance of Syntex for the Fiscal Year. In making this determination, the Compensation and Benefits Committee shall consider (a) the financial results of Syntex compared to the financial goals of Syntex for the Fiscal Year and compared to the financial results of Syntex for prior Fiscal Years, (b) the total amount of bonuses that would be paid to all Participants in relationship to total compensation of all Participants, compared to similar data of competitors, and
(c) the performance of management in making progress during the Fiscal Year toward Syntex's long-term goals, as well as progress toward Syntex's "30 Month Call to Action." Under no circumstances, however, shall the STC Pool for any Fiscal Year exceed five percent (5%) of the net income of Syntex before STC Awards, income taxes and any items deemed by the Compensation and Benefits Committee to be unusual or extraordinary, as determined on the basis of the audited consolidated financial statements of Syntex for the Fiscal Year.
  4.3. Determination of STC Awards.
  (a) After determination of the STC Pool by the Compensation and Benefits Committee, the STC Committee shall divide the STC Pool into Unit Pools. In making this determination, the STC Committee shall consider, among other factors, (i) the relative performance of the Units for the Fiscal Year in terms of each Unit's success in achieving annual Unit goals, including financial goals, and key operating and strategic goals; (ii) the Units' relative progress against long-term goals, as well as the "30 Month Call to Action"; (iii) the number of Participants in each Unit; (iv) the Participants' respective salaries; and (v) the Units' relative contributions to overall corporate performance.
  (b) Participants, as individuals, will share in the applicable Unit Pool. Each Participant's STC Award will be based on the following: the total STC Pool, the Unit Pool of the Participant's Unit, the performance and contributions of any team to which the Participant was assigned during the Fiscal Year, and the Participant's own individual performance and contribution.
  (c) Each Participant's manager will evaluate the Participant's performance for the Fiscal Year in terms of the Participant's success in achieving annual goals and the Participant's contribution to the continuous improvement of individual, team, and organizational performance by application and promotion of the Syntex key principles, i.e., high performance standards, sense of urgency, empowerment and accountability, innovation and learning, and high ethical standards.
  (d) Based on the foregoing evaluation, and on the Participant's level of responsibilities relative to others in the respective career band, each Participant's manager will choose the Participant's Contribution Modifier from the table attached hereto as Exhibit A, subject to the approval of the next higher level of management. To determine a Participant's proportionate share of the Unit Pool, the Participant's approved Contribution Modifier will be multiplied by his or her annual base salary, and this number will be divided by the sum of the products of the individual annual base salaries times the Contribution Modifiers of all Participants in his or her Unit. The Participant's recommended STC Award will be the resulting fraction times the Unit Pool. If a Participant is employed in an eligible position, as defined in Article III hereof, for less than twelve months of the Fiscal Year, his or her recommended STC Award will be pro-rated for the portion of the Fiscal Year that he or she was employed in an eligible position.
  (e) The Compensation and Benefits Committee may delegate to the STC Committee the final approval authority for STC awards to such Participants as it may designate. All other recommended STC Awards will be submitted to the Compensation and Benefits Committee, which may approve, disapprove, or modify any or all of the awards for any reason. The determination of the Compensation and Benefits Committee as to the amount of any individual STC Award, and the determination of the STC Committee as to STC Awards that it approves, shall be in the applicable committee's discretion and shall be final, provided that the total amount of the individual STC Awards approved by the Compensation and Benefits Committee and the STC Committee shall not exceed the STC Pool. The date on which the Compensation and Benefits Committee approves the STC Awards submitted to it shall be the Award Date.
  4.4. Payment of STC Awards. STC Awards will be paid in cash following the Award Date. If a Participant Retires, dies or becomes totally disabled during a Fiscal Year, the Participant will receive a STC Award, pro-rated for the percentage of the Fiscal Year worked. If a Participant leaves Syntex for any other reason prior to the end of the Fiscal Year, no STC Award will be paid, unless specifically authorized by the STC Committee in each instance. If a Participant leaves Syntex after the Fiscal Year ends, but prior to the STC Award distribution, the Participant will be eligible to receive the STC Award at the normal distribution time.





				       6
				   ARTICLE V
			      Plan Administration
  5.1. Powers of the STC Committee. Subject to the terms of the Plan, the STC Committee shall have the authority to interpret the Plan, to establish, amend and rescind the rules and guidelines for administering the Plan and to make all determinations necessary or advisable for the administration of the Plan. Determinations of the STC Committee regarding the interpretation of the Plan shall be conclusive, subject only to review by the Compensation and Benefits Committee.
  5.2. No Liability. No member of the STC Committee or the Compensation and Benefits Committee shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any person under the Plan.
  5.3. Records, Reports and Annual Statements. The STC Committee shall maintain records showing awards and accounts under the Plan and shall keep in convenient form the data necessary for the effective operation of the Plan.
  5.4. Expenses of Administration. The Corporation shall pay all expenses of administration of the Plan.

				   ARTICLE VI
				 Miscellaneous
  6.1. Term and Amendment of the Plan. The Plan shall be effective with respect to the Fiscal Year ending July 31, 1993, and to all subsequent Fiscal Years until terminated. The Board or the Compensation and Benefits Committee may terminate or amend the Plan in any respect at any time; provided that without a Participant's consent no termination or amendment may alter the terms of any awards under the Plan that were made prior to the effective date of the termination or amendment.
  6.2. Tax Withholding and Reporting. All awards and payments under the Plan shall be subject to all applicable tax withholding and reporting requirements.
  6.3. Inalienability of Interests. A Participant's interests under the Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized. A Participant shall have only the rights of a general creditor of Syntex with respect to any vested interest under the Plan.
  6.4. No Right to Employment. Neither the establishment of the Plan nor participation in the Plan shall give a Participant the right to remain in the employ of Syntex.
  6.5. Governing Law. All questions pertaining to the construction, validity and effect of the Plan, or to the rights of any person under the Plan, shall be determined in accordance with the laws of the State of California.

		      Adopted by the Board of Directors
		      on September 22, 1993




1993stc.pln
93.1011









							   Exhibit 10(d)

			     POLITICAL AND ECONOMIC

			      CONSULTING AGREEMENT





  AGREEMENT effective as of this first day of October, 1993 by and between SYNTEX CORPORATION, a corporation organized and existing under the laws of Panama and having a place of business at 3401 Hillview Avenue, Palo Alto, California 94304 (hereinafter referred to as "Syntex"), and DR. GEORGE ROSENKRANZ, residing at Parque via Reforma 1730, Lomas de Chapultepec, Mexico 10, D.F. (hereinafter referred to as "Consultant").

				  WITNESSETH:
  1. Syntex hereby retains Consultant, and Consultant accepts this retainer as a consultant to Syntex for the period commencing October 1, 1993, and terminating September 30, 1995. Pursuant to such retainer, Consultant agrees to advise Syntex and its affiliated companies regarding political and economic conditions that may affect one or more of Syntex' businesses in Mexico, and any likely trends or changes in such conditions.
  2. In consideration of the consultation of Consultant, Syntex agrees to pay Consultant the sum of four thousand eight hundred thirteen U.S. dollars ($4,813) per month during the term hereof. Except for reimbursement of reasonable travel expenses incurred by Consultant in rendering services hereunder, the aforesaid sum represents the total fee payable on account of the services provided hereunder by Consultant to Syntex and its affiliated companies during the term hereof.

  3. Any notice required or permitted by the terms of this Agreement shall be given by registered mail, prepaid and properly addressed, or delivered by hand to Syntex or Consultant at the respective addresses first given above or at such other address as either party hereto may designate by notice pursuant hereto. If mailed, any such notice shall be deemed to have been given when mailed; and if delivered by hand, when received.
  4. Notwithstanding anything herein to the contrary, Consultant's status with Syntex shall be, at all times during the term of this Agreement, that of an independent contractor.
  IN WITNESS WHEREOF, the parties hereto have entered into the above Agreement as of the day and year first above written.

				  SYNTEX CORPORATION

/s/_George Rosenkranz               /s/ Paul E. Freiman
_____________________________    By________________________________________

Dr. George Rosenkranz            Title: Chairman and Chief Executive Officer
				 __________________________________________


Date  9/23/93                     Date  9/28/93





GR93-95.AGT


							      Exhibit 10(L)

			       SYNTEX CORPORATION

			 CALL-TO-ACTION INCENTIVE PLAN





		      ARTICLE I - INTRODUCTORY PROVISIONS


	  1. Purpose of the Plan. The purpose of the Syntex Corporation Call-to-Action Incentive Plan (the "Plan") is to enhance the focus of employees of Syntex Corporation (the "Corporation") and its Subsidiaries on specific actions and objectives necessary to ensure the Corporation's future success and the creation of shareholder value. Performance measures and objectives associated with grants and awards under the Plan are based on the Corporation's 30-Month Call-to-Action Plan issued in February 1993, which covers the period ending with the completion of the Corporation's 1995 fiscal year. By providing a means for employees to benefit from the Corporation's financial success during this period, both through Options and, in some instances, through a Deferred Cash Incentive, the Plan will stimulate employees' efforts on the Corporation's behalf, maintain and strengthen their desire to remain with the Corporation and its Subsidiaries, and encourage them to acquire a greater interest in the Corporation through investments in Common Stock.
	  2. Definitions. Certain capitalized terms used in this Plan have the meanings indicated in Appendix A hereto.
	  3. Eligibility. All persons employed by the Corporation and its Subsidiaries, as determined by the Committee, on the Date of Grant of an Option, will be eligible to participate in the grant of Options under the Plan; provided, however, that no person who owns more than five percent (5%) of the Common Stock of the Corporation, or any other class of equity securities of the Corporation registered pursuant to Section 12 of the Exchange








Act, will be granted an Option under this Plan. The Committee in its discretion will designate those persons who are eligible to participate in the Senior Executive Level of the Plan, and those so designated will be the only Participants to receive Deferred Cash Incentives. Potential Participants will be recommended for participation by the Chief Executive Officer and the President of the Corporation and designated as Participants by the Committee
	  4. Call-to-Action Goals. Upon commencement of the Plan Period, the Committee will adopt a statement of goals and measurements to be used in assessing performance for purposes of the Plan (the "Call-to-Action Goals"). The Committee may make such revisions to the Call- to-Action Goals from time to time during the Plan Period as it deems reasonable. At the end of each fiscal quarter of the Corporation during the Plan Period, the Committee will review the Corporation's performance for the Plan Period to date against the Call-to-Action Goals and will assign a rating according to the following scale:
Outstanding; Exceeds Expectations; Meets Expectations; and Fails to Meet Expectations. Within sixty (60) days following the completion of the Plan Period, the Committee will determine the Corporation's final performance rating against the Call-to-Action Goals, which rating will reflect the Committee's assessment of the Corporation's cumulative performance over the Plan Period (the "Final Rating").
			   ARTICLE II - STOCK OPTIONS
	  5. Shares Subject to Plan. Subject to adjustment under the provisions of Section 13 hereof, the number of shares of the Common Stock that may be subject to Options granted under the Plan will not exceed four million five hundred thousand (4,500,000) shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Corporation. If Options granted under the Plan terminate prior to expiration of the Plan Period without being wholly exercised, any shares of stock subject to such Options will again be available for the grant of Options under the Plan. Any shares that are reserved for issuance hereunder but are not subject to Options on July 31, 1995, and any shares that are subject to Options that expire or terminate after that date without being wholly exercised, will be included in the shares reserved for issuance under the Corporation's 1984 Stock Option and Stock Appreciation Rights Plan and will become available for issuance pursuant to the provisions of that plan. The Corporation will not, upon the exercise of any option, be required to issue or deliver any shares of stock prior to (a) the admission of such shares to listing on any stock exchange on which the Common Stock is then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Corporation determines to be necessary or advisable.
	  6.       Types of Options and Senior Executive Share Limitations.
All Options granted under this Plan shall be nonstatutory options for purposes of the Code. Subject to adjustment under the provisions of Section 13 hereof, the maximum number of shares with respect to which options can be granted to any Participant in the Senior Executive Level during the life of the Plan shall be as follows: Mr. Paul E. Freiman, 370,000 shares; Mr. James N. Wilson, 250,000 shares; all other Participants in the Senior Executive Level, 84,000 shares each.
	  7. Price. The purchase price under each Option granted to Participants in the Senior Executive Level will be equal to one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Option's Date of Grant, rounded to the nearest whole dollar, and the purchase price under each Option granted to all other Participants will be equal to one hundred percent (100%) of the Fair Market Value of the Common Stock on the Option's Date of Grant; provided, however, that in no event shall the purchase price be less than the par value of the Common Stock.
	  8. Period of Options and Rights to Exercise. Each Option granted to a Participant will terminate immediately upon the Participant's Employment Termination Date, if such Employment Termination Date occurs within two (2) years following the Date of Grant of such Option, unless such Option becomes vested prior to such Employment Termination Date pursuant to Section
14. Except as provided in Section 14, a Participant may not exercise any Option, or any part thereof, prior to the later of (1) August 1, 1995, or (2) six months after its Date of Grant. After such date, and subject to the provisions of this Section 8 and Section 14 below, Options will become exercisable as follows:
		   a. If the Final Rating is "Meets Expectations" or above, all Options will become exercisable upon conclusion of the Plan Period.
		   b. If the Final Rating is "Fails to Meet Expectations," each Option will become exercisable with respect to twenty percent (20%) of the shares subject thereto on the date the Committee approves the Final Rating, and thereafter will become exercisable with respect to an additional twenty percent (20%) of such shares on each anniversary of the Date of Grant of such Option until it becomes fully exercisable; provided, however, that options granted for one hundred (100) shares or less will not become exercisable to any extent until July 31, 1996, on which date they will become fully exercisable.
Subject to the provisions of this Section 8 and Sections 9 and 10 below, the right to exercise an Option will expire upon the date that is ten (10) years after its Date of Grant. Once each installment of an Option has become exercisable, such installment may be exercised in whole at any time or in part from time to time until the expiration of the Option, whether or not any Option granted previously to the Participant remains outstanding at the time of such exercise. To the extent that an Option has become exercisable, it is sometimes herein referred to as being "vested."
	  9. Procedure for Exercise. In order to exercise an Option, the Participant shall deliver to the Corporation notice of exercise in such form as may be specified by the Stock Option Administrator, accompanied by payment as hereinafter stated. The shares to be purchased upon each exercise of any Option shall be paid for in full at the time of such exercise, such payment to be made in cash, in Common Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the aggregate purchase price of the shares of Common Stock to be purchased upon such exercise, or in a combination of Common Stock owned by the Participant and cash. Prior to issuance of any shares upon exercise of an Option, the Participant shall pay to the Corporation the amount of any and all applicable federal, state, and local withholding obligations imposed upon the Corporation with respect to the exercise of such Option.
	  10. Termination of Employment. Except as expressly provided in this Section 10, no Option granted to a Participant may be exercised after ninety (90) days following the Participant's Employment Termination Date. If a Participant's Employment Termination Date occurs more than two years after the Date of Grant of an Option, but prior to the expiration of the Option or the exercise of the Option in full:
		   a. For any reason other than Disability, Retirement or death, any shares as to which an Option held by the Participant is exercisable as of the Employment Termination Date may be exercised within ninety (90) days following the Employment Termination Date, and the unexercised portion of any Option held by the Participant, whether vested or not, will terminate ninety (90) days after his or her Employment Termination Date, unless the Committee determines that good reason exists to extend the exercisability of the vested portion of such Option for a period not extending beyond the expiration date of the Option.
		   b. Because of death or Disability, the Participant or the personal representative of his or her estate may, but only prior to the date that is twelve months after his or her Employment Termination Date, or prior to February 1, 1996, whichever is later, exercise his or her Option up to the following maximum number of shares: the number of shares for which such Option may be exercised will be the greater of (i) twenty percent (20%) of the original number of shares subject to such Option multiplied by the number of full years elapsed (up to a maximum of five (5) years) from the Date of Grant to the Employment Termination Date, or (ii) the number of shares that are exercisable under such Option on the Employment Termination Date; from which number will be subtracted the number of shares for which the Option has been exercised prior to the Employment Termination Date.
		   c. Solely because of his or her Retirement, the Options granted to the Participant will continue to vest, and he or she may exercise each Option if and to the extent he or she would have been entitled to do so had he or she remained an employee until the Option expiration date.

	11. Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and such Option will be exercisable, during the Participant's lifetime, only by him or her.

	12. Registration Under the Securities Act of 1933. The Corporation contemplates having an effective registration statement under the United States Securities Act of 1933 at such time as Options are exercised. The Corporation will use its best efforts to keep such registration statement effective at all times necessary to permit the holders of Options to exercise them. The Corporation will also use its best efforts to keep a registration statement effective, if necessary, for resales of shares received upon exercise of Options, but only if such registration statement can be filed on Form S-8 or a similar form.

	  13. Adjustments in Shares Subject to Plan. If the Corporation at any time changes the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividend or stock split), the total number of shares available under the Plan, and the number and price of shares of Common Stock subject to outstanding Options, will be adjusted so that the aggregate consideration payable to the Corporation and the value of each Option will not be changed. If, during the term of any Option granted under this Plan, the Common Stock is changed into another kind of stock or into securities of another corporation, whether as a result of a reorganization, recapitalization, sale, merger, consolidation, or other similar transaction, or if additional rights are offered with respect to the Common Stock, the Committee will cause adequate provision to be made so that the Participants will thereafter be entitled to receive, upon the due exercise of any outstanding Options, the securities or rights that the Participants would have been entitled to receive had they owned the Common Stock acquired on the exercise of such Options on the effective date of any such transaction.
Subject to the provisions of Section 14, the Committee shall have the right to substitute other options for the Options in connection with mergers, reorganizations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions satisfy the requirements of Section 424(a) of the Code and the regulations promulgated thereunder. In the event of such substitution, the number of shares reserved pursuant to this Section will be increased by the net increase in the number of shares subject to Options before and after the substitution.
	  14.      Acceleration of Vesting upon Change of Control.
The provisions of Section 8 notwithstanding, in the event a Change in Control occurs, each Option that is then outstanding will thereupon immediately vest and automatically become one hundred percent (100%) exercisable without action
by the Committee.       Any Option, vested or unvested, may be exercised on a
conditional basis in the event of an announcement of a Change of Control transaction, provided no provision is made in such Change of Control transaction for the exercise, exchange, or surrender of Options, or other procedure whereby the Participant may realize in cash the difference between the exercise price and the fair market value of the per share consideration to be received by holders of the Common Stock. A conditional exercise may be made by giving a written notice of exercise to the Stock Option Administrator of the Corporation. Any Deferred Cash Incentive that would be accelerated under
Section 18 will also be available on a conditional basis and may be applied towards the satisfaction of the exercise price and the withholding obligations with respect to any such Options. If the Change of Control transaction is canceled or revoked, or otherwise does not occur, or does not actually result in a Change of Control, the conditional exercise of unvested Options will be rescinded. The Participant may also rescind the conditional exercise of any vested Options.

		     ARTICLE III - DEFERRED CASH INCENTIVES
	  15. Target Awards. At the time that it designates a Participant to participate in the Senior Executive Level of the Plan, the Committee will assign the Participant a target deferred cash incentive opportunity. Such target will not be subject to modification during the Plan Period, and only one target will be assigned to a Participant under the Plan. The designation of a target deferred cash incentive opportunity for a Participant shall be deemed to be the grant of a Deferred Cash Incentive for purposes of this Plan, and the date on which the Committee designates such target shall be the Date of Grant of a Deferred Cash Incentive.
	  16. Determination of Deferred Cash Incentive. The actual amount of the Deferred Cash Incentive payment will be a percentage of the target established under Section 15 and will be based on the Final Rating assigned by the Committee. The percentages of the target award to be paid for each level of Final Rating are as follows:

		   FINAL RATING                 PERCENT OF TARGET
		   ------------                 -----------------
		   Fails to Meet Expectations           0%
		   Meets Expectations                  75%
		   Exceeds Expectations               100%
		   Outstanding                        150%

In its discretion, the Committee also may interpolate the percentages in the above table if it determines that the Corporation's performance merits a percentage between two ratings. (For example, if the Final Rating were "Meets Expectations" but the Committee felt that the Corporation's performance was between this level and "Exceeds Expectations," it could approve Deferred Cash Incentive payments equal to ninety percent (90%) of the target.) However, in no event will a Deferred Cash Incentive be paid if the Final Rating is below "Meets Expectations," and the applicable percentage will not be less than seventy-five percent (75%). The same percentage of target will be used to determine the Deferred Cash Incentive payments to all Participants in the Senior Executive Level of the Plan; provided, however, that no Participant will receive a Deferred Cash Incentive payment unless his or her individual performance over the Plan Period is judged by the Chief Executive Officer and the Committee to be at least satisfactory as of the date of assigning the Final Rating.
	17. Termination of Employment. Except in the event of the Participant's death, Disability or Retirement, he or she will not receive a Deferred Cash Incentive if his or her Employment Termination Date occurs prior to the end of the Plan Period. In the event of a Participant's death, Disability or Retirement prior to the end of the Plan Period, the Deferred Cash Incentive payment that he or she would otherwise have received will be prorated based on a ratio determined by dividing (a) the number of full months elapsed from the Date of Grant of the Deferred Cash Incentive to the Participant's Employment Termination Date by (b) the number of full months from July 29, 1993 to the end of the Plan Period. Prorated Deferred Cash Incentive payments resulting from death, Disability or Retirement will be made at the same time as other Deferred Cash Incentive payments.
	  18. Payment of Deferred Cash Incentives. Deferred Cash Incentives will be paid in cash, less applicable withholding taxes, no later than forty-five (45) days following the Committee's determination of the Final Rating. In the event that a Change of Control occurs prior to the determination of the Final Rating, Participants in the Senior Executive Level will be paid a portion of the Deferred Cash Incentive, determined as follows:
The Final Rating will be deemed to be "Meets Expectations," or, if the average of the performance ratings assigned by the Committee for the last two fiscal quarters for which interim ratings were given was above "Meets Expectations," such average performance rating will be deemed to be the Final Rating. If the Change of Control becomes effective prior to the end of the Plan Period, Deferred Cash Incentive payments will be prorated based on a ratio determined by dividing (a) the number of full months elapsed from July 29, 1993 to the effective date of the Change of Control by (b) the number of full months from July 29, 1993 to the end of the Plan Period. Prorated Deferred Cash Incentive payments resulting from a Change of Control will be paid prior to the effective date of the Change of Control and will be available for the conditional exercise of Options, as provided in Section 14.
	  19. Freeze on Salaries and Stock Options. Participants in the Senior Executive Level will not be granted stock options under any other stock option plan of the Corporation from July 29, 1993 until the end of the Plan Period, unless such grants are to reward a promotion involving a meaningful increase in responsibility. The base salaries of Participants in the Senior Executive Level will not be increased from July 31, 1993 to the end of the Plan Period unless (a) an increase is necessary to correct an inequity relative to the external market, (b) an increase is necessary to adjust for an unexpected, significant increase in the rate of inflation, or (c) an increase is justified by a promotion involving a meaningful increase in responsibility. Any stock option grants or increases in base salary granted under the above exceptions shall be subject to approval by the Committee.






		     ARTICLE IV - GENERAL PROVISIONS

	  20. Effective Date of the Plan. The Plan shall become effective July 29, 1993, provided that no Option granted under the Plan on or after such date may be exercised unless and until the Plan has been approved by the holders of a majority of the shares of Common Stock of the Corporation present or represented and entitled to vote at a stockholders' meeting.
	  21. Period, Expiration and Termination of the Plan. The Plan will expire at the end of the Plan Period, but will remain in effect as to the determination and payment of Deferred Cash Incentives and as to Options then outstanding thereunder, which Options will remain in effect in accordance with their terms until they have been exercised or have expired.
	  22. Administration. The Plan will be administered by the Committee. The Committee will at all times be comprised of not less than two
(2) directors. Each member of the Committee will be a "disinterested person" (as that term is defined in Rule 16b-3(c)(2) promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act, and any modification to or replacement for such rule). Subject to the provisions of the Plan, the Committee will have the authority, in its discretion: (a) to interpret the Plan; (b) to prescribe, amend, and rescind rules and regulations relating to the Plan; (c) to determine the Participants to whom, and the time or times at which, Options and Deferred Cash Incentives will be granted and the number of shares of Common Stock to be represented by each Option; (d) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend each Option; (e) to determine performance requirements and performance measures that determine the amount of Deferred Cash Incentive awards and acceleration of Option vesting, and to revise such requirements and measures from time to time, with the consent of a majority of the Participants in the Senior Executive Level; (f) to make periodic assessments of performance against the aforesaid requirements and measures and to make a final assessment upon the conclusion of the Plan Period; (g) to accelerate or defer the exercise date of any Option, with the consent of the holder thereof; (h) to determine the Participants who will receive Deferred Cash Incentives and to determine target opportunities for Deferred Cash Incentives; (i) to make exceptions to the provisions of the Plan in good faith and for the benefit of the Corporation; and (j) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer of the Corporation or such other senior members of management as the Committee deems appropriate; provided, however, that the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Exchange Act. All decisions, determinations, and interpretations of the Committee will, unless otherwise determined by the Board, be final and conclusive on all persons having any interest in the Plan or in any Option or any Deferred Cash Incentive granted thereunder.
	  23. Amendment of the Plan. The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Corporation or any Subsidiary, without action on the part of the stockholders of the Corporation; provided, however, that (subject to the provisions of Section 13 hereof) no such change or addition by the Board shall
(a) impair, without the consent of the Participant, any Option theretofore granted to such individual under the Plan or deprive any such individual of any shares of Common Stock which he may have acquired through or as a result of the Plan, (b) materially increase the benefits accruing to Participants under the Plan, (c) materially increase the total number of shares that may be purchased under the Plan, or (d) materially modify the requirements as to eligibility for participation in the Plan; and provided further that no amendment shall be adopted that would result in the Plan losing its status as an exempt plan under Rule 16b-3.
	  24. No Guaranteed Employment; Grants Discretionary. Nothing in this Plan or any modification thereof, and no grant of an Option or Deferred Cash Incentive, or any term thereof, shall be deemed an agreement or condition guaranteeing to any Participant any particular term of employment or limiting the right of the Corporation, its Subsidiaries, or the Participant to terminate the employment relationship at any time, with or without cause. The granting of any Option or Deferred Cash Incentive pursuant to this Plan will be entirely in the discretion of the Committee, and nothing herein contained shall be construed to give any person any right to participate under this Plan or to receive any Option or Deferred Cash Incentive under it.
	  25. Participation Agreements. Options and Deferred Cash Incentives granted under the Plan will be evidenced by a written participation agreement between the Corporation and the Participant that describes the terms and conditions associated with the grant; provided, however, that the Committee may, in its discretion, establish the terms of Options that are granted to a large number of employees for the same number of shares and on the same terms and conditions and communicate these terms to the grantees without the necessity of individual agreements.
	  26. Headings of Sections and Paragraphs. Headings of Sections in this Plan are for convenience of reference only, and shall not be used in the construction or interpretation of the P1an.
	  27. Number and Gender. Whenever appropriate, words used herein in the singular may include the plural, or the plural may be read as the singular, and the masculine may include the feminine.
	  28. Binding on Successors. The rights and obligations under the Plan and any related Options shall inure to the benefit of, and shall be binding upon the Corporation, its successors and assigns, and the Participants and their beneficiaries, heirs, successors and assigns.
	  29. Governing Law. The Plan and any related Options shall be governed in accordance with the laws of the State of California, regardless of its, or any other jurisdiction's, choice of law principles.
	  30. Participants in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Corporation or its Subsidiaries may operate to assure the viability of the benefits from Options granted to Participants employed in such countries and to meet the objectives of the Plan.

				   APPENDIX A
				  DEFINITIONS

a.        "Board" means the Board of Directors of the Corporation.
b. "Call-to-Action Goals" means the statement of goals and measurements to be used in assessing performance for purposes of the Plan, to be approved by the Committee pursuant to Section 4.
c. "Change in Control" means the acquisition by any "person" of "beneficial ownership", directly or indirectly, of securities of Syntex Corporation representing more than fifty percent (50%) of the combined voting power of Syntex Corporation's then outstanding securities; provided in any event that a reorganization or reincorporation shall not be considered a "Change in Control" as long as the persons holding the right to exercise actual control of Syntex Corporation are substantially the same immediately after the reorganization or reincorporation as before the reorganization or reincorporation. "Person" and "beneficial ownership" have special meanings under Sections 13(d) and 14(d) of the Exchange Act and Rule 13d-3 adopted under the Exchange Act, and those meanings are incorporated into this Plan.
d. "Code" means United States Internal Revenue Code of 1986, as amended from time to time, and any successor legislation thereto.
e. "Committee" means the Compensation and Benefits Committee of the Board.
f. "Common Stock" means common stock of the Corporation of the par value of $1.00 per share.
g.        "Corporation" means Syntex Corporation.
h. "Date of Grant" means the date on which an Option or Deferred Cash Incentive is granted to a Participant by the Committee.
i. "Deferred Cash Incentive" means the cash payment to be determined in accordance with Section 16.
j. 'Disability' means a physical or mental condition that prevents or is expected to prevent a Participant from performing his or her normal duties of employment with the Corporation and its Subsidiaries for a period of more than twelve (12) months. If a Participant makes application for or is otherwise eligible for disability benefits under the Corporation's long-term disability program and qualifies for such benefits, the Participant shall be presumed to have a "Disability" for purposes of the Plan. In the absence of an applicable Corporation-sponsored long-term disability program, a Participant shall be presumed to have a "Disability" for purposes of the Plan if the Committee so determines upon review of one or more medical opinions acceptable to the Committee.
k. "Employment Termination Date" means the last day for which a Participant is compensated as an employee under a regular payroll of the Corporation or one of its Subsidiaries.
l.        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
m. "Fair Market Value" means, with respect to Common Stock, the mean between the high and low selling prices of the Common Stock as reported on the consolidated transaction reporting system of the principal national securities exchange upon which the Common Stock is listed, on the date of grant of a stock option, or, if no sale of the Common Stock was made on such exchange on such date, then on the next preceding day on which such a sale was made.
n. "Final Rating" means the rating assigned by the Committee after the end of the Plan Period pursuant to Section 4.
o.        "Option" means a stock option granted pursuant to the Plan.
p. "Participant" means any employee of the Corporation or any of its Subsidiaries recommended by the Chief Executive Officer of the Corporation and designated by the Committee to participate in the Plan.
q. "Plan" means the Syntex Corporation Call-to-Action Incentive Plan as set forth herein, and as the same may be amended from time to time.
r. "Plan Period" means the period beginning with the effective date of this Plan and ending on July 31, 1995.
s. "Retirement" means a cessation of employment after attaining the earliest retirement age specified in a retirement plan to which the Corporation or any of its Subsidiaries makes contributions and under which the Participant is eligible for and has elected to receive retirement benefits commencing upon such cessation of employment.
t. "Senior Executive Level" means the provisions of the Plan applicable only to a group of senior executives of the Corporation to be designated by the Committee pursuant to Section 3.
u. "Stock Option Administrator" means the person or organization designated by the Committee to maintain records of Option grants, process Option exercises, and handle similar functions as assigned by the Committee with respect to the stock option portion of the Plan.
v. "Subsidiary" means any of the Corporation's present or future subsidiaries that is a "subsidiary corporation" as defined in Section 424(f) of the Code.


CTA.PLN
93.0914








		SYNTEX CORPORATION



[LOGO]

				       1 9 9 3  A N N U A L  R E P O R T















[PHOTOGRAPH]


FINANCIAL HIGHLIGHTS
Syntex Corporation and Subsidiary Companies

										   FOR THE YEARS ENDED JULY 31
									    -----------------------------------------

($ AND SHARES IN MILLIONS,                                                                                    PERCENT
EXCEPT PER-SHARE AMOUNTS)                                                     1993              1992           CHANGE
									      ----              ----          -------
OPERATING RESULTS:
Net sales                                                                   $2,123.0          $2,057.5           3  %
Restructuring charge                                                        $  320.0                --           N/A
Operating income                                                            $  198.3          $  518.5          (62)%
Net income                                                                  $  287.2          $  472.3          (39)%
Earnings per common share                                                   $   1.29          $   2.10          (39)%
									     -------           -------          -----
FINANCIAL CONDITION AND
FINANCIAL RATIOS:
Total assets                                                                $2,960.7          $2,809.1            5 %
Shareholders' equity                                                        $1,199.4          $1,283.7           (7)%
Return on average shareholders' equity                                         23.1%             41.3%
Return on total investment                                                     16.0%             26.9%
									     --------         --------            ---
OTHER DATA:
Research and development expenses                                           $  404.4          $  374.4            8 %
Cash dividends paid                                                         $  231.9          $  214.1            8 %
Cash dividends paid per common share                                        $   1.04          $    .95            9 %
Average number of shares outstanding                                           222.4             225.4
Number of employees                                                           10,300            11,700          (12)%
									     =======           =======          =====




CORPORATE PROFILE

Founded nearly 50 years ago, in 1944, Syntex Corporation is an international healthcare company of 10,300 men and women involved in the research, development, manufacturing and marketing of human and animal pharmaceutical products and medical diagnostic systems. At Syntex, we are committed to using our scientific expertise and manufacturing and marketing capabilities to provide safe, effective and cost-effective products that enhance the quality of life for people throughout the world. (o) Syntex's roots reach--quite literally--to the jungles of southwest Mexico and the root of a native yam plant. The root was an important raw material in a process Syntex scientists developed to synthesize, inexpensively, large quantities of steroid hormones. This led to the development of topical corticosteriods to treat serious skin diseases and of oral contraceptives. (o) Syntex has grown from a small research institute dedicated to the discovery and production of steroid hormones into a leading healthcare company with operations worldwide. We have facilities in more than 25 countries and sell our products in virtually every country around the world. (o) Today, Syntex's prescription pharmaceutical products include medicines to treat arthritis, pain, inflammation and allergies; cardiovascular, cerebrovascular, gynecological, viral and skin diseases; and oral contraceptives. We also produce animal health products administered primarily to food-producing animals. (o) Our medical diagnostics business includes products for drugs-of-abuse testing, therapeutic-drug monitoring, infectious-disease diagnosis, and measurement of endocrine concentrations. (o) The goal of Syntex's research and development program is to provide important new medicines to treat serious health problems and conditions of an aging population, including immunological, inflammatory, neurological and cardiovascular diseases and chronic disease.
TO OUR SHAREHOLDERS, EMPLOYEES AND CUSTOMERS
Syntex Corporation and Subsidiary Companies



Fiscal 1993 was the year we took significant steps to reshape our company to meet changing conditions, to reduce costs and to prepare ourselves to meet future challenges.
     We expect that these actions will enable us to be more flexible by managing with fewer employees and fewer facilities; to be more strategic and selective regarding the compounds we develop; to get products to market more quickly; and to achieve savings by being more centralized.
     Why take these actions now? It's no secret that the pharmaceutical industry faces major new problems and that Syntex has additional challenges. Country after country around the world is changing the way it delivers and pays for healthcare, including pharmaceutical products. Some of these changes aren't new, but they are accelerating. They mean, quite simply, that we have to change, too. For example, we voluntarily adopted a policy limiting annualized price increases for prescription medicines in the United States to the cumulative, forecasted rate of inflation as measured by the Consumer Price Index. We plan to continue this policy as long as market conditions remain stable and the U.S. government continues to encourage investments in research and development.
     At Syntex, we face the expiration of the United States patent for Naprosyn(R) (naproxen) and Anaprox(R) (naproxen sodium) in December 1993.
Sales of these products in the U.S. accounted for 32 percent of our worldwide sales in fiscal 1993. Based on what has happened to other branded, prescription medicines when their patents expired, we can expect a rapid decline in sales of these products once they face competition from generic forms of naproxen. The good news is that one of those generic products will be our own--and we have additional plans to help somewhat reduce the impact of the expected significant decline in sales of one of our most profitable products (see pages 3 and 4).
     We are focusing on key strategies over the next two years to help us meet these challenges. In fact, we have formalized our strategies in what we call our "30-Month Call to Action," a plan that we shared with all employees and to which we are holding ourselves accountable. The plan calls for us to reduce costs, maximize sales opportunities, advance the research and development pipeline, and increase our attention to cash flow. We made good progress



[CHART]            [CHART]
Net sales          Earnings Per Share




				       1
in each of these areas in fiscal 1993.
     Before further defining these strategies, we'd like to comment on fiscal 1993 as a whole. Sales reached record levels, up 3 percent from the prior year, to $2.123 billion. Net income and earnings per share decreased, however, primarily due to a restructuring charge of $320 million. Net income was $287.2 million. Earnings per share were $1.29 in fiscal 1993, compared with $2.10 per share in fiscal 1992. Restructuring charges resulted in an after-tax reduction of $249 million in net income and $1.12 in earnings per share in fiscal 1993.



RESTRUCTURING TO REDUCE COSTS AND BE MORE COMPETITIVE

Certainly the most painful of the steps we took in fiscal 1993 was the adoption of a worldwide restructuring program, designed not only to reduce costs, but also to make us more efficient, more flexible and more responsive to our customers' needs. This caused us to lay off a large number of our colleagues, but we firmly believe that Syntex will be a better company for having done so. When all the elements of the cost-reduction program are fully implemented in fiscal 1996, we expect to achieve ongoing savings of approximately $180 million per year.
     To be specific, we reduced our workforce from 11,700 people at the end of fiscal 1992 to 10,300 employees by the end of fiscal 1993, and we will move to approximately 9,500 employees by the end of fiscal 1995. This 19-percent drop in the number of employees will bring us to the size of company we believe we should be to compete successfully in the new environment. The largest reduction in employee count will be in the selling, general and administrative (SG&A) areas, followed by reductions in manufacturing and, to a lesser extent, in research. We are confident that we can achieve these carefully-defined employee levels without jeopardizing our ability to successfully and profitably discover, develop, manufacture and market innovative prescription drugs and medical diagnostics systems. The severance costs necessary to reach the 9,500-employee target were included in the restructuring charges taken in fiscal 1993.
     Our actions to date are reflected in reduced SG&A expenses which declined to 35.8 percent of sales in fiscal 1993 from 37.5 percent of sales in fiscal 1992. Actual SG&A spending in fiscal 1993 was $761.0 million, 1 percent lower than in the prior year, despite inflation of approximately 3 percent in the United States. We expect that SG&A expenses will be even lower in fiscal 1994.
     We have targeted other areas of potential savings. For example, we expect to increase pharmaceutical manufacturing plant utilization by as much as 75 percent by reducing excess plant capacity, and to reduce the amount of inventories we carry by 50 percent or more by implementing a global-sourcing process.
     Over the next two years, we will close pharmaceutical manufacturing plants in France, the U.K. and the United States. We are consolidating production from those facilities into existing plants in Spain, Canada, Mexico, Puerto Rico and South Korea. In addition, we are

WORLDWIDE WORKFORCE               SELLING, GENERAL & ADMINISTRATIVE SPENDING
[GRAPH]                           [GRAPH]

1992: 11,700                      First Quarter      $203.1 million
1993: 10,300                      Second Quarter     $187.6 million
				  Third Quarter      $189.9 million
1995:  9,500 (target)
				  Fourth Quarter     $180.4 million







				       2
closing two relatively small research facilities in France and Canada.
     These restructuring steps weren't without a price. The restructuring charge in the first quarter of fiscal 1993 caused us to report the first quarterly loss in more than 100 consecutive quarters. Although securities analysts generally applauded our decisions, investors continued to worry about the changing healthcare environment and the potential impact of the naproxen patent expiration in the United states, and our stock price declined further.



MAXIMIZE SALES OPPORTUNITIES

We are making progress in implementing our four-part U.S. patent expiration strategy for Naprosyn. The strategy calls for us to continue to market the Naprosyn brand prescription product to treat the signs and symptoms of arthritis; to market generic prescription-strength naproxen; to sell bulk naproxen to other generic manufacturers; and to market an over-the-counter
(OTC), nonprescription formulation of naproxen sodium, once we have received clearance to market the product.
     Marketing branded, prescription Naprosyn and Anaprox remains an important part of our strategy. We introduced a new, proprietary formulation--enteric-coated Naprosyn--in Canada in fiscal 1993. As approved in Canada, this formulation has a special coating allowing absorption in the intestines thus reducing irritation in the stomach. We are continuing to discuss a New Drug Application (NDA) for enteric-coated Naprosyn with the FDA.
     In addition, we licensed a once-daily formulation of naproxen from Elan Corporation plc, for marketing in a number of countries including the U.K. and Sweden where the product has already been introduced. In early October, Syntex exercised its right to terminate its license to market the Elan formulation in the United States.
     We are also entering the generic market with our own generic naproxen and naproxen sodium tablets, which have been approved for

[PHOTOGRAPH]
(o) Employees discuss company and industry issues with members of Syntex senior management--including
Paul Freiman (standing, left) and Jim Wilson
(right)--at informal, open meetings held every week.
Senior management also makes formal presentations to employees on the state of the business each quarter.





				       3
[PHOTOGRAPH]
(o) Syntex's worldwide naproxen product line includes a broad variety of formulations and strengths. Shown here are Naprosyn and Anaprox as marketed in the U.S.
Also shown are naproxen generic, currently being introduced in the U.S. by Hamilton Pharma, Inc., and the enteric-coated formulation, marketed as Naprosyn
E in Canada and Naprosyn EC in the U.K. Syntex also markets Naprosyn S/R, a once-daily formulation, in the U.K. In Australia, the company markets
Naprogesic(R), an over-the-counter formulation of naproxen sodium.




marketing for use under a physician's prescription. A new Syntex subsidiary, Hamilton Pharma, Inc., is marketing our generic naproxen, assisted by HMS Sales and Marketing, Inc., an independent company which is an experienced distributor of products of this type. In addition, we are selling bulk naproxen to other makers of generic prescription drugs.
     The FDA is currently reviewing our NDA for a nonprescription pain-reliever containing naproxen in a fast-acting formulation that optimizes absorption into the body. At a meeting in September 1993, the FDA updated its Advisory Committees on steps that we have taken to address issues voiced by committee members when they considered the NDA for the OTC product in June; at that time they voted against recommending approval. The NDA contains data on more than 7,000 patients in 34 clinical trials. If the product is cleared for marketing, we will introduce it nationwide with The Procter & Gamble Company. Due to heavy initial investments required to introduce this product, we do not expect Syntex to realize profits from this venture for the first few years. However, we believe that a nonprescription formulation of naproxen has the potential to contribute profitably to Syntex for many years into the future.
     In fiscal 1993, worldwide sales of naproxen and naproxen sodium declined 6 percent to $927.5 million, from $986.0 million in fiscal 1992, primarily due to competition from new products in the United States.


TORADOL Toradol(R) (ketorolac tromethamine), a nonopioid analgesic prescribed for the short-term management of pain, is our second largest-selling product line worldwide. Total Toradol sales increased 66 percent to $322.4 million in fiscal 1993. United States sales of Toradol were $259.4 million; non-United States sales were $63.0 million in fiscal 1993.


WORLDWIDE SALES OF TORADOL
[GRAPH]

1990:      $  7.9 million
1991:      $ 73.8 million
1992:      $194.7 million
1993:      $322.4 million






				       4
     Toradol is available in various countries as oral tablets, intramuscular injections (IM) and intravenous (IV) formulations. It is the only injectable nonsteroidal anti-inflammatory drug available in the United States.
     Over the course of the past year, regulatory authorities in some countries have expressed concerns about the safe use of Toradol. Based on their review of data, some countries have revised recommended prescribing instructions. Germany has suspended our license to market the product, pending final review of results of post-marketing epidemiological study expected in December. Sales of the product in Germany were $3 million in the first nine months of fiscal 1993.
     We have kept the FDA and regulatory authorities worldwide fully informed of data available to us associated with the use of Toradol. This includes having provided them with interim results from ongoing epidemiological studies.
     Based on available data, we believe that when Toradol is used according to prescribing instructions, it provides an important clinical benefit to physicians and patients.


CYTOVENE, TICLID Cytovene(R) (ganciclovir sodium) sales increased 26 percent in fiscal 1993. Cytovene is prescribed to treat cytomegalovirus (CMV) infections in patients with suppressed immune systems, including people with AIDS and patients whose immune systems are purposely suppressed due to organ transplantations. If left untreated, CMV infections can lead to blindness in AIDS patients. Currently, Cytovene is administered as an intravenous infusion; we are also studying an oral formulation (see pages 7 and 8).
     Sales of Ticlid(R) (ticlopidine hydrochloride) in fiscal 1993 were $45.3 million--more than three times higher than a year ago. Our marketing efforts are primarily directed toward neurologists who treat patients at risk of an initial or subsequent stroke and are therefore appropriate candidates for Ticlid.
     Unfortunately, fiscal 1993 sales of our oral contraceptives declined due to competition from both new and generic products while sales of dermatological products declined due to competition from generic products. Sales of Cardene(R) (nicardipine hydrochloride) and Synarel(R) (nafarelin acetate) also declined due to competition from other products. For detailed product sales data, see page 12.


DIAGNOSTICS Sales of Syva Company, our medical diagnostics division, were $211.9 million in fiscal 1993, about the same as the division's record sales a year earlier. Revenues increased

Cytovene
[PHOTOGRAPH]
Fiscal 1993 sales of Cytovene, administered as an intravenous infusion, were $85.5 million. Syntex expects to file an NDA in calendar 1994 for approval to market an oral formulation.


Ticlid
[PHOTOGRAPH]
Clinical studies in patients who had experienced a stroke precursor event have shown that Ticlid reduced the risk of an initial stroke by 48 percent more than aspirin during the first year following the precursor event.




				       5
[PHOTOGRAPH]
(o) Syntex decides which compounds to advance in its R&D pipeline according to an innovative prioritization process explained by Dr. Alan Dunton (center) and Lee Rauch.



in Europe in fiscal 1993; however U.S. sales declined due to new competition, a decline in pre-employment drugs-of-abuse testing resulting from a lack of hiring in the U.S., and maturation of the market for tests to measure the presence of therapeutic drugs. In fiscal 1993, Syva introduced two new highly-automated systems: the Vista(R) analyzer with thyroid function tests and the MicroTrak(R) XL, the first system to fully automate hepatitis and AIDS testing.



ANIMAL HEALTH Although sales in our animal health division increased just 2 percent in fiscal 1993, we see growth opportunities ahead for two exciting new products. We have a New Animal Drug Application (NADA) under review at the FDA for Cattlyst(R) (laidlomycin propionate), a feed additive that improves both growth rate and feed conversion in beef cattle. We expect to submit an NADA for another cattle growth-promoting product, Synovex(R) PLUS(TM), before the close of calendar 1993.

				      HUMAN PHARMACEUTICAL COMPOUNDS IN CLINICAL DEVELOPMENT
				      COMPOUND            RS 25259                         RS 15385

				      CLASS               5HT-3 antagonist.                Alpha-2 adrenoceptor
											   antagonist.

  New Drug Applications               POSSIBLE            Preventions and treatment        Male erectile dysfunction.
  have been submitted                 INDICATIONS         of nausea and vomiting in
  to the U.S. FDA for com-                                cancer chemotherapy and
  pounds including intra-                                 post-operative patients.
  venous Toradol and an
  aqueous formulation of
  Nasalide(R) (flunisolide).

				      PATIENT NEEDS/      Approximately 7 million          An estimated 20 million
				      POTENTIAL MARKET    chemotherapy treatments          men in U.S., Canada
							  per year worldwide; an           and Europe.
							  estimated 15 million sur-
							  geries performed each
							  year may result in emesis.

				      POSSIBLE BENEFITS   May completely control           No effective orally-admin-
							  nausea and vomiting with         istered therapy currently
							  a single dose.                   available; therapies avail-
											   able include vacuum and
											   constriction devices, direct
											   penile injection and
											   surgical implantation.

  Phase II: Safety, tolerance,
  initial efficacy and dose-
  ranging studies in patients.

  Phase III: Pivotal                  STATUS              In Phase II clinical studies.    In Phase II/III clinical
  safety and efficacy                                                                      studies.
  studies in large patient
  populations.





				       6
ADVANCING THE R&D PIPELINE

Our highest priority is to discover and develop innovative, cost-effective prescription medicines and to get them through clinical studies and into key markets in half the time it took us in past years. Even though we are reducing non-research spending company-wide, our investment to support our R&D goals will be maintained at approximately $400 million annually, about the same level as in fiscal 1993. This is our most important investment in Syntex's future. Our focus is on the therapeutic areas of immunology, inflammation and pain, cardiology and neurology.
     To help us better meet the needs of our customers and to focus our resources on the highest quality potential products from among our many compounds, we established new criteria in fiscal 1993 for evaluating and prioritizing drugs in development. We now rate each compound on its ability to meet serious and unmet medical needs,

R&D SPENDING
[GRAPH]

1989:    $245.2 million
1990:    $270.8 million
1991:    $315.6 million
1992:    $374.4 million
1993:    $404.4 million

[PHOTOGRAPH]
Crystals of a drug discovery protein target.

COMPOUND     RANOLAZINE                     CILIARY NEUROTROPHIC FACTOR   MYCOPHENOLATE MOFETIL
					    (CNTF)*
CLASS        Metabolic modulator.           Protein-based nerve           Purine biosynthesis
					    repair factor.                inhibitor.

POSSIBLE     Angina, with possible          Amyotrophic lateral           Prevention of organ
INDICATIONS  special utility in patients    sclerosis (Lou Gehrig's       transplant
	     for whom other therapies       disease).                     rejection.
	     are not effective or
	     appropriate; severe lower
	     leg pain (intermittent
	     claudication) experienced
	     by patients with peripheral
	     arterial disease when walking.

PATIENT      Approximately 1.4 million      More than 50,000 patients     Approximately 30,000 organ
NEEDS/       angina patients in U.S. and    in U.S., Canada, Western      transplants are performed
POTENTIAL    Western Europe are not         Europe and Japan.             worldwide each year; 50
MARKET       effectively treated by                                       percent of kidney
	     current therapies;                                           transplant patients
	     approximately 5 million                                      experience acute rejection
	     people suffer from                                           on current therapy.
	     intermittent claudication
	     in U.S. and Western Europe.

POSSIBLE     In angina patients, may        May reduce the rate of        May reduce need for use of
BENEFITS     delay or eliminate need for    progression of the disease.   other, more-toxic anti-
	     costly surgical procedures                                   rejection compounds; may
	     and may have additive                                        reduce the incidence of
	     benefit when used with                                       acute rejection episodes and
	     currently-available                                          reverse ongoing rejection of
	     therapies; in patients with                                  transplanted kidneys, livers
	     intermittent claudication,                                   and hearts; may prevent
	     no effective treatment is                                    costly treatment with other
	     currently available.                                         medications and/or
									  retransplantation of another
									  organ.

STATUS       In Phase III clinical          In Phase II/III clinical      In Phase III clinical
	     studies.                       studies.                      studies. NDA submission for
									  prevention of kidney
					   *Developed through joint       transplant rejection planned
					    venture with Synergen, Inc.   in calendar 1994.






				       7


COMPOUND              GANCICLOVIR ORAL
CLASS                 Anti-viral; nucleoside
		      analog.

POSSIBLE              Maintenance treatment of
INDICATIONS           cytomegalovirus (CMV)
		      retinitis after initial
		      induction treatment with
		      intravenous (IV) ganciclovir
		      and the prevention of CMV
		      disease in AIDS patients.

PATIENT               The estimated AIDS patient
NEEDS/                population in the U.S. and
POTENTIAL             Western Europe is 120,000;
MARKET                25 to 30 percent of AIDS
		      patients develop CMV
		      retinitis. The risk of
		      developing the disease
		      increases as patients
		      become more
		      immunocompromised.

POSSIBLE              Oral form is more convenient
BENEFITS              to administer than IV; oral
		      dosing eliminates costs and
		      reduces risk of infection
		      associated with
		      administration by IV.

STATUS                In Phase III clinical
		      studies. NDA submission for
		      treatment of CMV disease
		      planned in calendar 1994.


The preceding discussion of Syntex's research and development pipeline does not include all compounds under study, nor does it address side-effects or all possible indications. Syntex cannot be certain that the studies will be successful nor that the compounds mentioned will be submited for regulatory approval or approved for marketing.



[PHOTOGRAPH]
(o) In discovery research, Dr. Michelle Browner utilizes X-ray crystallography technology to examine the structure of a target protein molecule.



its potential impact on earnings and its strategic importance to the company. We weigh the compound's economic potential versus clinical, regulatory and technical feasibility. After applying these rigorous criteria, we have greater confidence that each compound we select to develop has a high likelihood of regulatory approval and marketing success.
     We are very enthusiastic about our two most advanced compounds in Phase III clinical studies--mycophenolate mofetil and an oral formulation of Cytovene. They epitomize our commitment to develop cost-effective prescription drugs that reduce overall healthcare costs when measured against the cost of alternative treatments.
     Myophenolate mofetil is a highly-selective immune system suppressant, which we are studying in the U.S., Europe and Asia for the prevention of both acute and chronic rejection of transplanted organs. As part of our clinical studies, we are gathering data to determine the extent to which mycophenolate mofetil may reduce the incidence of rejection episodes that require hospitalization and expensive drug therapies, and the extent to which it may reduce the need for retransplantation. These events are not only life-threatening, but are extremely costly. We also intend to study mycophenolate mofetil for its safety, effectiveness and cost-effectiveness in treating asthma and graft-versus-host disease (which may occur when transplanted tissues or organs mount an immune response against cells in the host's body) and in preventing coronary artery restenosis.
     The oral form of Cytovene, in Phase III trials, may add a new dimension in treating CMV disease. Current therapies require intravenous administration, and thus require patients to have costly and inconvenient daily infusions of one hour or more. We are also studying the oral formulation of Cytovene for the prevention





				       8
of CMV disease in AIDS patients.
     We plan to submit NDAs to the FDA in calendar 1994 for mycophenolate mofetil for kidney transplantation and for the oral formulation of Cytovene.
     We have four additional, potentially-exciting new compounds in Phase II and III clinical development. The first, ranolazine, has a unique mechanism of action which allows the same amount of energy to be produced when less oxygen is available to muscle cells, as is the case in conditions such as angina and peripheral arterial disease. We are studying its utility in both. Another compound, RS 15385, is an orally-administered compound under study to determine its effectiveness in treating male erectile dysfunction (impotence). If effective, it would compete with currently-available therapies which include direct penile injection or surgical implantation. In addition, we are studying RS 25259 for its safety and ability to prevent nausea and vomiting (emesis) in cancer chemotherapy patients and post-operative patients. Finally, through our neurosciences joint venture with Synergen, Inc., we are in Phase II/III clinical studies with ciliary neurotrophic factor as a treatment for amyotrophic lateral sclerosis (Lou Gehrig's disease).
     Some of our most interesting preclinical work includes studies on compounds that may have utility in treating asthma, Alzheimer's disease, congestive heart failure and osteoporosis.
     In addition to these compounds, we're proud of the comprehensive and sophisticated discovery research capabilities that exist within Syntex. Our scientists draw from our extensive screening libraries of synthesized compounds, natural compounds and fermentation broths sourced from throughout the world, including from the People's Republic of China. We have internal biotechnical capabilities for cloning and expressing target enzymes and receptors; and we use technologies involving computer-aided drug design, X-ray crystallography and multidimensional nuclear magnetic resonance that enable rational drug design.
     As we do more and more cutting-edge research, we find a greater need to collaborate with other firms to find adjuncts to our own capabilities. We recently entered into two alliances with leading biotechnology firms--Agouron Pharmaceuticals, Inc., and Chiron Corporation--to discover, develop and market novel drugs for the treatment of arthritic and other inflammatory diseases as well as invasive malignant tumors.


MANAGING CASH FLOW

In this era of healthcare reform, pharmaceutical companies are challenged to manage cash flow more aggressively. We are doing just that. We reduced capital spending in fiscal 1993 to $197.9 million. We expect capital spending in fiscal 1994 to be approximately $200 million. We continue to have tight controls on operating expenses throughout the corporation.
     As we manage cash flow, we are mindful of the importance of the dividend. Syntex has paid dividends for 27 consecutive years. Based

[GRAPH]
CAPITAL
EXPENDITURES

1989:    $143.1 million
1990:    $144.0 million
1991:    $247.7 million
1992:    $340.8 million
1993:    $197.9 million

[GRAPH]
ANNUAL DIVIDEND RATE

1989:    $ .75 per common share
1990:    $ .80 per common share
1991:    $ .92 per common share
1992:    $1.04 per common share
1993:    $1.04 per common share






				       9
on our assessment of the company's financial condition and future outlook, including anticipated revenues, we are not currently contemplating any changes in the dividend on Syntex common stock which is $.26 per-share, per-quarter, or $1.04 on an annualized basis.

BOARD AND MANAGEMENT CHANGES

The Board lost a distinguished member in the past year. With great fondness, we remember Jerome Farmer, a director for 16 years, who died in the summer. We will miss his perspective, his vision and his deep commitment to Syntex.
     We recently welcomed Robert S. Miller, Jr., formerly vice chairman and chief financial officer of Chrysler Corporation, to our Board of Directors.
     We are pleased that world-renowned scientist J. Michael Bishop, M.D., joined our Board Committee on Science, bringing expertise in molecular and cell biology and biochemistry. A professor at the University of California, San Francisco, Dr. Bishop was honored with the Nobel Prize in Physiology and Medicine in 1989.
     We appointed Melvin D. Booth as president of Syntex Laboratories,
Inc., our U.S. human pharmaceutical business, succeeding Virgil Thompson, who retired at the close of fiscal 1993. In addition, we named Darlene J. Friedman as vice president, Human Resources, following the retirement of Leo L. Contois. William M. Gomez, vice president of Business Development, and Hans. A. Wolf, formerly chief administrative officer, also retired in the past fiscal year. Hans remains a member of the Board of Directors, serving a term that expires in December.
     As we enter Syntex's 50th year, we are working aggressively to position the company to meet the challenges ahead. We are becoming a more-efficient, better-focused company, and one with the flexibility to capitalize on future opportunities on behalf of you, our shareholders, employees and customers.

50TH YEAR
[LOGO]

[PHOTOGRAPH]

Sincerely,



Paul E. Freiman

CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

October 11, 1993

[PHOTOGRAPH]

James N. Wilson

PRESIDENT AND
CHIEF OPERATING OFFICER





				       10
MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS
AND FINANCIAL CONDITION
Syntex Corpration and Subsidiary Companies


SUMMARY

Earnings per share for Syntex Corporation and its subsidiary companies (the company) decreased 39 percent to $1.29 in fiscal 1993, compared with an 11-percent increase to $2.10 in the previous fiscal year. Restructuring charges in fiscal 1993 reduced earnings per share by $1.12.

RESULTS OF OPERATIONS

SALES
Sales in fiscal 1993 increased 3 percent to $2.1 billion. This increase was primarily due to an increase in worldwide sales of Toradol and Ticlid partially offset by a decrease in sales of Naprosyn and Anaprox in the United States. Factors leading to the 15-percent increase in sales in fiscal 1992 over 1991 were increased worldwide sales of Toradol, volume growth of Naprosyn and Anaprox in the United States and higher worldwide sales of three more-recently introduced products: Cytovene, Ticlid and Cardene.

SALES BY BUSINESS SEGMENT

							    FISCAL                FISCAL                 FISCAL
($ IN MILLIONS)                                              1993                  1992                   1991
							    ------                ------                 ------
Pharmaceuticals                                           $1,911.1              $1,845.6               $1,598.6
Diagnostics                                                  211.9                 211.9                  195.4
							   -------               -------                -------

Total                                                     $2,123.0              $2,057.5               $1,794.0
							   =======               =======                =======

PHARMACEUTICALS
The company's pharmaceuticals segment includes human pharmaceutical products that are primarily prescription drugs. Also included are animal health products that are primarily growth-promoting agents for food-producing animals.

PHARMACEUTICAL SALES

							    FISCAL                FISCAL                 FISCAL
($ IN MILLIONS)                                              1993                  1992                   1991
							    ------                ------                 ------
U.S. sales                                                $1,334.3              $1,292.2               $1,085.2
Non-U.S. sales                                               576.8                 553.4                  513.4
							   -------               -------                -------

  Total                                                   $1,911.1              $1,845.6               $1,598.6
							   =======               =======                =======

Pharmaceutical sales increased 4 percent in fiscal 1993, largely due to higher worldwide sales of Toradol and Ticlid partially offset by decreased sales of Naprosyn, Anaprox and dermatological products in the United States and oral contraceptives worldwide.
     Worldwide sales of Toradol increased 66 percent to $322.4 million in fiscal 1993. Toradol IM, an intramuscular, nonopioid injectable analgesic for the short-term management of pain, is now marketed in 30 countries. Toradol oral tablets for limited-duration use in managing pain were introduced in the United States in March 1992 and are marketed in 12 additional countries. (See pages 4 and 5 for a further discussion of Toradol.) Ticlid sales more than tripled during fiscal 1993 to $45.3 million. Ticlid is prescribed to reduce the risk of stroke and is marketed in four countries by the company. United States sales of Naprosyn, Anaprox and oral contraceptives decreased primarily due to competition from new products and generic products during fiscal 1993. Dermatological product sales in the United States also decreased during fiscal 1993 due to competition from generic products.
     In fiscal 1992, worldwide pharmaceutical sales increased 15 percent largely due to higher sales of newer human pharmaceutical products and increased sales of Naprosyn and Anaprox in the United States.

NAPROXEN/NAPROXEN SODIUM SALES

							    FISCAL                FISCAL                 FISCAL
($ IN MILLIONS)                                              1993                  1992                   1991
							    ------                ------                 ------
U.S. sales                                                  $680.8                $744.8                 $652.5
Non-U.S. sales                                               246.7                 241.2                  243.8
							     -----                 -----                  -----

  Total                                                     $927.5                $986.0                 $896.3
							     =====                 =====                  =====

Sales of naproxen and naproxen sodium in the United States decreased 9 percent in fiscal 1993 primarily due to competition from new products and generic products, and higher Medicaid rebates. The share of new prescriptions for Naprosyn in the United States for nonsteroidal anti-inflammatory drugs to treat the signs and symptoms of arthritis was 17.2 percent for the quarter ended July 1993, compared with 18.0 percent in the year-earlier period, according to independent audit data. Sales outside the United States increased due to volume growth partially offset by the negative impact of currency fluctuations.
     Naproxen and naproxen sodium sales increased 10 percent in fiscal 1992 compared with fiscal 1991, primarily due to volume growth in the United States. Anaprox showed strong sales growth due to higher sales of the double-strength, 550-milligram tablet. The share of new prescriptions for Naprosyn in the United States for nonsteroidal anti-inflammatory drugs to treat the signs and symptoms of arthritis was 18.0 percent for the quarter ended July 1992, compared with
19.3 percent in the year-earlier period, according to independent audit data. This decline in market share reflected the launch of two new competing products.





				       11
WORLDWIDE PRODUCT SALES

						      FISCAL          FISCAL             PERCENT        FISCAL            PERCENT
($ IN MILLIONS)                                        1993            1992               CHANGE         1991              CHANGE
										   1993 VS. 1992                    1992 VS. 1991
						      ------          ------       -------------        ------      -------------
PHARMACEUTICALS:
Pain and Inflammation:
  Naprosyn/Anaprox (naproxen/naproxen sodium)
   U.S. sales                                        $ 680.8         $ 744.8                  (9)      $ 652.5                 14
   Non-U.S. sales                                      246.7           241.2                   2         243.8                 (1)
						     -------         -------             -------       -------           --------
     Total Naprosyn/Anaprox                            927.5           986.0                  (6)        896.3                 10
						     -------         -------             -------       -------           --------
Toradol (ketorolac tromethamine)
  U.S. sales:
     Oral                                              131.0            41.7                 100+            -                100+
     Intramuscular                                     128.4           104.5                  23          57.0                 83
  Non-U.S. sales                                        63.0            48.5                  30          16.8                100+
						     -------          ------             -------       -------           -------
     Total Toradol                                     322.4           194.7                  66          73.8                100+
						     -------          ------             -------       -------           -------
	Total Pain and Inflammation                  1,249.9         1,180.7                   6         970.1                 22
						     -------         -------             -------       -------           -------
Reproductive and Endocrinology:
   Oral contraceptives                                  83.2           102.3                 (19)        102.8                  -
   Synarel (nafarelin acetate)                          22.1            26.3                 (16)         32.4                (19)
   Other                                                11.4            12.3                  (7)         13.3                 (8)
						     -------         -------             -------       -------           --------
      Total Reproductive and Endocrinology             116.7           140.9                 (17)        148.5                 (5)
						     -------         -------             -------       -------           --------
Cardio- and Cerebrovascular:
   Cardene (nicardipine hydrochloride)                  77.9            91.5                 (15)         78.6                 16
   Ticlid (ticlopidine hydrochloride)                   45.3            14.2                 100+           .3                100+
						     -------         -------             -------       -------            -------
      Total Cardio- and Cerebrovascular                123.2           105.7                  17          78.9                 34
						     -------         -------             -------       -------           --------
Dermatological                                          87.4           106.2                 (18)        110.8                 (4)
Cytovene (ganciclovir sodium)                           85.5            67.9                  26          52.9                 28
Other Human Pharmaceuticals                            175.3           172.6                   2         163.7                  5
Animal Health                                           73.1            71.6                   2          73.7                 (3)
						     -------         -------             -------       -------           --------
      Total Pharmaceuticals                          1,911.1         1,845.6                   4       1,598.6                 15
						     -------         -------             -------       -------           --------
DIAGNOSTICS                                            211.9           211.9                  --         195.4                  8
						     -------         -------             -------       -------           --------
      Total                                         $2,123.0        $2,057.5                   3      $1,794.0                 15
						    ========        ========             =======      ========           ========

DIAGNOSTICS

Sales of the company's diagnostics products were $211.9 million in fiscal 1993, flat compared to the prior year. Diagnostic product sales growth continued to be restrained by a decline in pre-employment drugs-of-abuse testing related to the recession in the United States. The company introduced the Syva Vista immunoassay system and the Micro Trak XL automated system for infectious-disease diagnostics in fiscal 1993.

     Diagnostic product sales in fiscal 1992 inreased 8 percent to $211.9 million versus fiscal 1991 sales.

OPERATING COSTS AND EXPENSES

						 FISCAL                FISCAL                FISCAL
($ IN MILLIONS)                                   1993                  1992                  1991
- ---------------                                  ------                ------                ------
Cost of goods sold                              $ 439.3               $ 393.8               $ 341.4
  % of net sales                                  20.7%                 19.1%                 19.0%
SG&A                                            $ 761.0               $ 770.8               $ 650.1
  % of net sales                                  35.8%                 37.5%                 36.2%
Research and development                        $ 404.4               $ 374.4               $ 315.6
  % of net sales                                  19.1%                 18.2%                 17.6%
Restructuring charge                            $ 320.0                    --                    --
  % of net sales                                  15.1%                    --                    --
						-------               -------               -------
Total operating costs
  and expenses                                 $1,924.7              $1,539.0              $1,307.1
  % of net sales                                  90.7%                 74.8%                 72.8%
					       ========              ========              ========

				       12
OPERATING COSTS AND EXPENSES (CONTINUED)
The company's gross margin percentage was 79.3 percent in fiscal 1993, compared with 80.9 and 81.0 percent in fiscal 1992 and 1991, respectively. The decrease in the fiscal 1993 gross margin percentage was largely due to certain inventory write-offs and changes in the product and geographic mix.
     Selling, general and administrative (SG&A) expenses decreased 1 percent in fiscal 1993 primarily due to the implementation of the company's cost-reduction program. During fiscal 1992, SG&A expenses increased mainly due to higher marketing expenses to introduce and promote new products in the United States.
     Research and development expenditures increased 8 percent to a record $404.4 million in fiscal 1993, following a 19-percent increase in the previous year. Strong research and development expenditures reflect a continuing commitment to discover and develop innovative and cost-effective pharmaceutical and diagnostic products.
     Included in operating expenses for fiscal 1993 is a restructuring charge of $320.0 million. This charge represents estimated costs resulting from a decision to completely or partially close several of the company's chemical and pharmaceutical manufacturing plants and two small research facilities as well as estimated severance costs related to a reduction in the company's workforce. The restructuring charge, net of the related tax benefits, resulted in a reduction of $249.0 million in net income ($1.12 per share) in fiscal 1993. When the cost-reduction program is fully implemented in fiscal 1996, the company expects to save approximately $180.0 million in annual operating expenses.

OPERATING INCOME
Operating income in fiscal 1993 was $198.3 million, a 62-percent decrease from fiscal 1992. Restructuring charges resulted in a reduction of $320.0 million in operating income in fiscal 1993. In fiscal 1992, operating income was $518.5 million, representing a 6-percent increase from fiscal 1991.
     Changes in currency exchange rates did not have a significant impact on operating income in fiscal 1993, 1992 or 1991.

OPERATING INCOME BY BUSINESS SEGMENT*

						     FISCAL          FISCAL         FISCAL
						      1993            1992           1991
						     ------          ------         ------
Pharmaceuticals                                      $293.0          $559.7         $518.0
Diagnostics                                            13.0            16.3           26.5
						     ======          ======         ======

* Before corporate expenses and nonoperating items; after applicable restructuring charge.

Pharmaceutical operating income decreased 48 percent to $293.0 million in fiscal 1993, due to the company's restructuring charge. This follows an 8-percent increase in operating income in fiscal 1992, resulting from higher sales partially offset by increased marketing expenses to introduce and promote newer products in the United States. The diagnostics business segment operating income decreased 20 percent to $13.0 million in fiscal 1993. This decrease is mainly due to restructuring charges during fiscal 1993. During fiscal 1992, diagnostic operating income decreased 38 percent to $16.3 million from fiscal 1991. This decrease reflected higher research spending relating to the development of assay products for use on the Syva Vista immunoassay system and increased marketing expense for the MicroTrak XL system.

NONOPERATING ITEMS
Net interest income was $12.8 million in fiscal 1993, compared with $33.3 million in the previous fiscal year. This decrease reflects a reduction in the company's net cash position, lower interest rates and the reversal during fiscal 1992 of previously-accrued interest expense of $8.7 million arising from the resolution of tax issues.
     Nonoperating expense in fiscal 1993 included a provision of $44.1 million related to environmental matters, compared with provisions of $11.5 million and $32.0 million in fiscal 1992 and 1991, respectively. Nonoperating items in fiscal 1993 also included charges of $10.0 million for reserves related to other contingencies, $8.4 million for write-downs and losses associated with certain investments and $7.7 million related to fixed asset write-offs.
     Additional information concerning environmental matters is contained in Note 13 to the Consolidated Financial Statements, "Contingencies" (pages 26 and 27).

INCOME TAXES
The company recorded a benefit of $155.4 million for taxes on income during fiscal 1993. This resulted principally from tax benefits of $71.0 million, of which $63.1 million is included in deferred taxes, derived from the restructuring charge and a one-time benefit of $102.5 million due to the reduction of certain tax reserves associated with changes in accounting estimates based on a study by an outside advisor which supports the company's intercompany pricing.
     Excluding the effect of the tax benefits referred to above, the company's effective income tax rate was 4 percent in fiscal 1993, compared with 13 and 11 percent in fiscal 1992 and 1991, respectively. The lower tax rate for fiscal 1993 is due to a reduction of income in the United States and other tax paying jurisdictions.

				       13
FINANCIAL CONDITION


At July 31, 1993, the company had $609.6 million in cash and cash equivalents and short-term investments which provide it with ample capacity to satisfy its cash requirements.
     Capital expenditures in fiscal 1993 totaled $197.9 million, compared with $340.8 million in fiscal 1992. The company plans to fund capital spending of approximately $200.0 million in fiscal 1994 through cash generated by operations and borrowings. The major capital projects for fiscal 1994 include additions and modifications to production facilities in Mexico, Puerto Rico, Canada and Spain relating to the company's decision to consolidate its chemical and pharmaceutical manufacturing plants.
     Cash dividends paid on common shares amounted to $231.9 million in fiscal 1993, an increase of 8 percent over fiscal 1992. The current dividend rate paid on an annualized basis is $1.04 per share.
     Under authorization by the Board of Directors, the company repurchased
5.1 million shares for $124.7 million during fiscal 1993; those shares are included in treasury stock. The share repurchase program is currently inactive and had no material effect on earnings per share for fiscal 1993.
     Management believes the company has sufficient borrowing capacity to meet its needs. The company has an A1+ and P1 rating for its commercial paper and an AA- and Aa3 bond rating from Standard and Poor's and Moody's, respectively. At July 31, 1993, commercial paper borrowings of $74.9 million were outstanding. The company has unused bank lines of credit totaling $449.4 million, of which $380.0 million is available for the support of certain commercial paper borrowings. During fiscal 1993, the company issued $415.0 million of medium-term notes. These notes are subject to interest rate swaps which effectively convert the notes to floating-rate debt. The company's ratio of earnings to fixed charges for fiscal 1993 was 5.3.


PROSPECTIVE INFORMATION

The company has a series of patents on naproxen and naproxen sodium. The principal United States patent that substantially protects these products will expire on December 21, 1993. United States sales of these products in fiscal 1993, 1992 and 1991 were $680.8 million, $744.8 million and $652.5 million, respectively. After patent expiration, these products will face generic competition and, as a result, sales and profitability of Naprosyn and Anaprox in the United States are expected to decrease substantially.
     Syntex has submitted an NDA for an over-the-counter formulation of naproxen sodium in the United States. In conjunction with The Procter & Gamble Company, Syntex plans to introduce this nonprescription, fast-acting formulation of naproxen after receipt of marketing clearance. The company is currently discussing labeling for the product with the FDA. Given the heavy initial marketing investments related to the introduction of the OTC product, Syntex does not expect to realize profits form this venture for the first few years. Nevertheless, the company believes that this OTC product will have the potential to generate profits for years into the future.
     Syntex has entered into agreements with companies that manufacture generic drugs to supply them with bulk naproxen after the patent expiration, as it is currently doing outside the United States. The company is also marketing its own generic naproxen and naproxen sodium tablets through Hamilton Pharma, Inc., a new Syntex subsidiary, assisted by HMS Sales and Marketing, Inc., an independent distributor of similar products. These products will be shipped to customers starting in October prior to the patent expiration. The company also intends to continue marketing its current prescription-strength formulations of Naprosyn and Anaprox. To support anticipated production requirements, the company has increased its manufacturing capacity for bulk naproxen for the United States over the past three years. The anticipated sales of the OTC product, the generic prescription-strength products and bulk naproxen are expected to generate substantially lower gross margins than the branded, prescription-strength products.


ACCOUNTING CHANGES

Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the asset and liability method of accounting for income taxes. The company recorded a benefit of $63.7 million in fiscal 1993 as the cumulative effect on prior years of the accounting change, principally relating to tax credits which were not recorded under the prior accounting standard.
     Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," which requires accrual of postretirement benefits during the years of employee service. In prior years the expense was recognized when claims were paid. The cumulative effect of the accounting change was a charge of $64.6 million ($93.7 million pre-tax) in fiscal 1993, representing the discounted present value of the expected cost of future healthcare benefits attributed to employees' service rendered prior to August 1, 1992.


ENVIRONMENTAL MATTERS

The company must comply with current standards regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. Compliance with these increasingly stringent environmental regulations usually results in both capital and operating expenditures. The company has made, and intends to continue to make, the necessary expenditures to comply with these environmental regulations.
     See Note 13 to the Consolidated Financial Statements, "Contingencies," (pages 26 and 27) for additional information relating to environmental matters.


EARNINGS PER SHARE AND DIVIDEND GROWTH

The following table represents earnings per common share, cash dividends paid per common share and cash dividends paid:

						     FISCAL          FISCAL         FISCAL
						      1993            1992           1991
						     ------          ------         ------
Earnings per common share                            $ 1.29*         $ 2.10        $  1.89
Cash dividends paid per
   common share                                      $ 1.04          $  .95        $   .83
Cash dividends paid
   (in millions)                                     $231.9          $214.1        $ 186.4
						      =====           =====          =====

* Restructuring charges in fiscal 1993 reduced earnings per share by $1.12.


IMPACT OF INFLATION

Inflation continued to increase cost of goods and services purchased by the company in fiscal 1993. Competitive and regulatory conditions in many markets restrict the company's ability to recover fully through price increases the higher costs of goods and services. However, the company has implemented cost-control programs and continues to improve productivity through technological advances. This has reduced the negative impact of cost increases.



SUPPLEMENTARY INFORMATION ON QUARTERLY DATA (UNAUDITED)
Syntex Corporation and Subsidiary Companies

						  QUARTER ENDED          QUARTER ENDED       QUARTER ENDED       QUARTER ENDED
						    OCTOBER 31             JANUARY 31           APRIL 30            JULY 31
						 ---------------        ---------------      --------------     ---------------

($ IN MILLIONS EXCEPT EARNINGS PER SHARE,
DIVIDENDS AND STOCK PRICES)                     1992        1991        1993       1992      1993      1992      1993      1992
						----        ----        ----       ----      ----      ----      ----      ----
Net sales (a)                                 $492.2      $501.7      $505.5    $ 523.6    $584.3    $521.0    $541.0    $511.2
Gross profit (a)                               388.1       410.2       409.3      424.2     451.8     425.4     434.5     403.9
Net income (loss)                             $ (6.1)(b)  $132.3      $119.1    $ 121.6    $ 40.8(c) $125.9    $133.4    $ 92.5
					      -------     ------      ------    -------    ------    ------    ------    ------
Shares of common stock                         225.3       225.1       222.3      225.3     220.9     225.5     220.9     225.7
Earnings (loss) per common share              $ (.03)(b)  $  .59      $  .54    $   .54    $.18  (c) $  .56    $  .60    $  .41
					      -------     ------      ------    -------    -------   ------    ------    ------
Dividends paid per common share               $  .26      $  .23      $  .26    $   .23    $  .26    $  .23    $  .26    $  .26
					      ------      ------      ------    -------    ------    ------    ------    ------
Common stock prices
  High                                        $34.13      $47.75      $26.00    $ 54.13    $20.63    $50.63    $21.00    $45.63
  Low                                         $23.25      $40.25      $20.25    $ 38.25    $17.63    $42.00    $17.50    $31.63
					      ======      ======      ======     ======    ======    ======    ======    ======

(a) The fiscal 1992 data were restated to reflect the classification of cash discounts as a reduction of net sales rather than as selling, general and administrative expense.

(b) Includes a $180.0 million restructuring charge, a provision of $42.1 million for estimated environmental cleanup costs, and a one-time benefit of $102.5 million from the reduction of certain tax reserves.

(c)  Includes a $140.0 million restructuring charge.

				       15
CONSOLIDATED STATEMENT OF INCOME
Syntex Corporation and Subsidiary Companies

										FOR THE YEARS ENDED JULY 31
									-------------------------------------------

($ IN MILLIONS EXCEPT PER-SHARE AMOUNTS)                                  1993             1992              1991
									  ----             ----              ----
NET SALES                                                               $2,123.0         $2,057.5          $1,794.0
									 -------          -------           -------
Costs and expenses:
  Cost of goods sold                                                       439.3            393.8             341.4
  Selling, general and administrative                                      761.0            770.8             650.1
  Research and development                                                 404.4            374.4             315.6
  Restructuring charge                                                     320.0               --                --
									 -------          -------           -------
    Total                                                                1,924.7          1,539.0           1,307.1
									 -------          -------           -------
OPERATING INCOME                                                           198.3            518.5             486.9
									 -------          -------           -------
Nonoperating income(expense):
  Interest income                                                           39.3             52.8              56.6
  Interest expense                                                         (26.5)           (19.5)            (35.6)
  Other--net                                                               (78.4)            (8.9)            (31.7)
									 -------          -------           -------
    Total                                                                  (65.6)            24.4             (10.7)
									 -------          -------           -------
Income before taxes on income and cumulative
  effect of accounting changes                                             132.7            542.9             476.2
Provision (benefit) for taxes on income                                   (155.4)            70.6              52.4
									 -------          -------           -------
Income before cumulative effect of accounting changes                      288.1            472.3             423.8
Cumulative effect of accounting changes, net of tax                          (.9)              --                --
									 -------          -------           -------
    NET INCOME                                                          $  287.2         $  472.3          $  423.8
									 =======          =======           =======
    EARNINGS PER COMMON SHARE                                           $   1.29         $   2.10          $   1.89
									 =======          =======           =======

See accompanying Notes to Consolidated Financial Statements



CONSOLIDATED STATEMENT OF RETAINED EARNINGS
Syntex Corporation and Subsidiary Companies


										FOR THE YEARS ENDED JULY 31
									-------------------------------------------

($ IN MILLIONS)                                                           1993             1992              1991
									  ----             ----              ----
Balance at beginning of year                                            $1,419.7         $1,168.5          $1,050.4
Net income                                                                 287.2            472.3             423.8
Common stock dividends                                                    (230.5)          (221.1)           (193.3)
Two-for-one common stock split                                                --               --            (112.4)
Other                                                                       (4.9)              --                --
									 -------          -------           -------
Balance at year-end                                                     $1,471.5         $1,419.7          $1,168.5
									 =======          =======           =======


See accompanying Notes to Consolidated Financial Statements



				       16
CONSOLIDATED BALANCE SHEET
Syntex Corporation and Subsidiary Companies

									     JULY 31
								--------------------------------
($ AND SHARES IN MILLIONS)                                       1993        1992       1991
- --------------------------                                       ----        ----       ----
ASSETS:
Current Assets:
    Cash and cash equivalents                                  $  327.9    $  296.3   $  293.1
    Short-term investments                                        281.7       405.4      429.6
    Trade receivables, net                                        264.2       278.0      212.0
    Inventories, net                                              362.1       351.6      257.0
    Other                                                         153.8       133.9      102.2
								-------     -------    -------
	Total current assets                                    1,389.7     1,465.2    1,293.9
								-------     -------    -------
Long-term investments                                             180.9       241.2      135.9
Property, plant and equipment -- net                            1,085.2     1,033.2      785.0
Other assets                                                      304.9        69.5       58.0
								-------     -------    -------
	Total                                                  $2,960.7    $2,809.1   $2,272.8
								=======     =======    =======
LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
    Short-term debt                                            $   82.4    $  530.3   $  310.5
    Accounts payable and accrued expenses                         231.8       246.9      196.6
    Income and other taxes                                         87.1       200.1      182.8
    Accrued compensation                                           97.4       106.1       98.1
    Other                                                         293.8        93.6       86.7
								-------     -------    -------
	Total current liabilities                                 792.5     1,177.0      874.7
								-------     -------    -------
Noncurrent liabilities                                            378.0       117.2      120.5
Long-term debt                                                    590.8       231.2      273.1
								-------     -------    -------
	Total liabilities                                       1,761.3     1,525.4    1,268.3
								-------     -------    -------

Contingencies (Note 13)
Shareholders' Equity:
    Common stock (shares issued -- 240.9)                         240.9       240.9      240.9
    Capital in excess of par value                                   --          .1        4.8
    Retained earnings                                           1,471.5     1,419.7    1,168.5
    Cumulative translation adjustments                            (16.9)        3.4      (14.2)
    Common stock in treasury -- at cost (shares in
	treasury 1993 -- 19.9; 1992 -- 15.2; 1991 -- 15.8)       (496.1)     (380.4)    (395.5)
								-------     -------    -------
	Total shareholders' equity                              1,199.4     1,283.7    1,004.5
								-------     -------    -------
	  Total                                                $2,960.7    $2,809.1   $2,272.8
								=======     =======    =======

See accompanying Notes to Consolidated Financial Statements





				       17
CONSOLIDATED STATEMENT OF CASH FLOWS
Syntex Corporation and Subsidiary Companies

								       FOR THE YEARS ENDED JULY 31
								       ---------------------------
($ IN MILLIONS)                                                        1993        1992        1991
- ---------------                                                        ----        ----        ----
CASH PROVIDED (USED) IN OPERATING ACTIVITIES:
Net Income                                                            $287.2      $472.3      $423.8
Adjustments to reconcile net income to net cash provided by

    operating activities:
    Depreciation and amortization                                      118.7       100.5        80.9
    Restructuring reserve                                              262.0          --          --
    Tax reserve reversal                                              (102.5)         --          --
    Cumulative effect of accounting changes, net of tax                   .9          --          --
    Net effect of changes in:
	Trade receivables                                                 .2       (58.6)      (18.7)
	Inventories                                                    (25.5)      (87.0)      (57.9)
	Accounts payable                                               (23.8)       37.1        15.7
	Accrued liabilities (including noncurrent)                      34.0        (2.1)      110.0
	Other                                                          (45.6)        1.3       (12.0)
								       -----       -----       -----
	  Net Cash Provided From Operating Activities                  505.6       463.5       541.8
								       -----       -----       -----
CASH PROVIDED (USED) IN INVESTING ACTIVITIES:

Capital expenditures                                                  (197.9)     (340.8)     (247.7)
Purchase of short-term investments                                    (288.5)     (590.1)     (343.2)
Proceeds from short-term investments                                   487.8       692.9       267.6
Purchase of long-term investments                                      (21.8)     (180.6)     (112.8)
Other investing activities                                             (29.4)      (14.6)      (16.7)
								      ------      ------      ------
	  Net Cash Used in Investing Activities                        (49.8)     (433.2)     (452.8)
								      ------      ------      ------
CASH PROVIDED (USED) IN FINANCING ACTIVITIES:

Net change in short-term debt                                         (370.5)      117.9        52.5
Proceeds from issuance of long-term debt                               415.1        57.1        67.0
Repayment of long-term debt                                           (124.0)         --       (20.9)
Payment of dividends                                                  (231.9)     (214.1)     (186.4)
Common shares repurchased                                             (124.7)         --          --
Other financing activities                                               5.4         7.5         6.7
								       -----       -----       -----
	  Net Cash used in Financing Activities                       (430.6)      (31.6)      (81.1)
								      ------       -----       -----

Effect of exchange rate changes on cash                                  6.4         4.5         2.9
								       -----       -----       -----
NET CHANGE IN CASH AND CASH EQUIVALENTS                                 31.6         3.2        10.8
								       -----       -----       -----
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                         296.3       293.1       282.3
								       -----       -----       -----
CASH AND CASH EQUIVALENTS AT YEAR-END                                 $327.9      $296.3      $293.1
								      ======      ======      ======

See accompanying Notes to Consolidated Financial Statements





				       18
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Syntex Corporation and Subsidiary Companies



NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation The consolidated financial statements include Syntex Corporation (a Panama corporation) and its subsidiary companies (the company). All significant intercompany balances and transactions are eliminated in consolidation.

Inventories Inventories are stated generally at the lower of standard cost, which approximates average cost, or market.

Long-Term Investments Long-term investments include U.S. government securities, corporate notes, and marketable Eurodollar bonds. These investments, which are carried at cost, had fair values of $186.2 million at July 31, 1993. Fair values of investments are primarily based on quoted market prices. An interest rate swap agreement on the Eurodollar bonds results in a variable rate of interest for the term of the investments.

Interest Rate Swaps The differential to be paid or received is accrued as interest rates change and is recognized over the life of the agreements.

Foreign Exchange Contracts The company enters into foreign exchange contracts with various major financial institutions as a hedge against foreign currency exposures. Foreign currency exchange gains and losses are included in nonoperating income (expense).

Property, Plant and Equipment and Related Depreciation and Amortization Property, plant and equipment is stated at cost and depreciated using the straight-line method based on estimated useful lives of three to 40 years. Leasehold improvements are amortized over the lives of the related leases or their estimated useful lives, whichever is shorter.

Liability Insurance The company is self-insured for certain events, principally product liability, workers compensation, health insurance and environmental matters. Provisions are made for probable losses that are not covered by insurance.

     Prior to fiscal 1993, the majority of probable insurance recoveries for product liability and environmental claims were classified as assets in the balance sheet. Effective fiscal 1993, the remainder of probable insurance recoveries has also been classified as other current and noncurrent assets instead of being offset against the related liability.

Foreign Currency Translation Substantially all assets and liabilities of the company's non-United States operations are translated into United States dollars at fiscal year-end exchange rates, and the resulting translation adjustments are recorded as cumulative translation adjustments in shareholders' equity. Also recorded as cumulative translation adjustments are exchange gains and losses on intercompany balances of a long-term investment nature.

Taxes on Income Effective fiscal 1993, deferred income taxes reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. Prior to fiscal 1993, provisions were made for deferred income taxes for timing differences when the company's accounting policies differed for financial accounting and tax reporting. Such timing differences related primarily to depreciation.

Earnings Per Common Share Per-share amounts are computed on the basis of the weighted average number of common shares outstanding during each period. Common stock equivalents are not significant.

Reclassifications Cash discounts have been reclassified in prior-year presentations to conform to the current year presentation.

Accounting Changes Effective August 1, 1992, the company adopted new accounting standards related to income taxes (see Note 7) and postretirement benefits other than pensions (see Note 9).





				       19
NOTE 2:  INVENTORIES

Inventories consist of the following:

($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----       -----        ----
Finished goods                    $ 85.4      $ 94.6      $ 63.5
In process                         198.9       148.6       108.2
Raw materials and supplies          77.8       108.4        85.3
				  ------      ------      ------
    Total                         $362.1      $351.6      $257.0
				  ======      ======      ======



NOTE 3:  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:


($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Land and improvements           $   52.1    $   34.4    $   31.3
Buildings and improvements         571.1       490.3       373.8
Machinery, equipment and
  furniture                        797.9       706.5       600.2
leasehold improvements              47.9        44.6        36.2
Construction in progress           174.5       254.1       167.3
				--------    --------    --------
    Total                        1,643.5     1,529.9     1,208.8

Less accumulated depreciation
  and amortization                (558.3)     (496.7)     (423.8)
				---------   ---------   ---------
	Property, plant and
	  equipment--net         $1,085.2    $1,033.2    $  785.0
				 ========    ========    ========



NOTE 4:  FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

To reduce its exposure to fluctuations in interest rates and foreign currencies, the company is party to financial instruments with off-balance-sheet risk, including interest rate and currency swaps, forward interest rate agreements and foreign exchange contracts. The company controls credit risks associated with these financial instruments through credit approvals, limits and monitoring procedures.
     The counterparties to these arrangements are major financial institutions. Since the company does not require collateral or other security to support these financial instruments, the company may be exposed to credit loss in the event of nonperformance by the counterparties. As of July 31, 1993, 1992 and 1991, the contract amounts of these arrangements were as follows:

($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Foreign exchange contracts        $165.0      $122.2      $104.0
Interest rate swaps on
  investments                        7.0        13.4       100.0
Interest and currency rate
  swaps on debt                    425.8       135.8       110.0

Forward interest rate
  agreements                          --          --        50.0
				  ======      ======      ======

     Foreign exchange contracts are all short-term. Net unrealized gains/losses from hedging anticipated transactions and interest and currency rate swaps, based upon dealer-quoted prices, were not material at July 31, 1993.



NOTE 5:  LIABILITIES

An analysis of certain current liabilities follows:

($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Commercial paper borrowings       $   --      $362.1      $274.1
Other short-term debt
    including current portion
    of long-term debt               82.4       168.2        36.4
				  ------      ------      ------
    Short-term debt               $ 82.4      $530.3      $310.5
				  ======      ======      ======
Accounts payable                  $ 97.0      $125.3      $ 83.5
Accrued expenses                   134.8       121.6       113.1
				  ------      ------      ------

    Accounts payable and
      accrued expenses            $231.8      $246.9      $196.6
				  ======      ======      ======
Income taxes                      $ 80.8      $192.7      $175.0
Other taxes                          6.3         7.4         7.8
				  ------      ------      ------
    Income and other taxes        $ 87.1      $200.1      $182.8
				  ======      ======      ======
Dividends                         $ 57.4      $ 58.8       $51.8
Restructuring reserve              175.2          --          --
Other                               61.2        34.8        34.9
				  ------      ------      ------

    Other current liabilities     $293.8      $ 93.6      $ 86.7
				  ======      ======      ======

     At July 31, 1993, the company had unused short-term bank lines of credit of $349.4 million, of which $280.0 million is available for the support of short-term commercial paper borrowings.
     The carrying value of accounts payable and short-term debt at July 31, 1993, approximates fair value. Fair value of short-term debt is based on interest rates that are currently available to the company for issuance of debt with similar terms.

   An analysis of certain noncurrent liabilities follows:

($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Environmental cleanup and
    product liability             $163.8      $ 89.8      $ 88.6
Restructuring reserve               86.8          --          --
Postretirement benefits other
    than pensions                  101.0          --          --
Other                               26.4        27.4        31.9
				  ------      ------      ------

    Noncurrent liabilities        $378.0      $117.2      $120.5
				  ======      ======      ======





				       20
NOTE 6:  LONG-TERM DEBT

In fiscal 1993, the company repaid 6.625 percent fixed-rate Euroyen notes in the amount of 20 billion yen. Principal and interest payments were covered by currency exchange agreements that fixed the exchange rate and effectively resulted in a $100.0 million liability. Related interest rate swap agreements effectively converted fixed interest rates to variable rates of interest for the term of the notes.
     During fiscal 1993, the company issued $415.0 million of medium-term notes. Interest rate swap agreements effectively convert fixed interest rates to variable rates of interest for the term of the notes.
     Certain commercial paper borrowings are classified as long-term because the company expects to maintain such indebtedness on a long-term basis. At July 31, 1993, the company had unused long-term bank lines of credit of $100.0 million, expiring in fiscal 1995, which is available for the support of long-term commercial paper borrowings.
     Long-term debt consists of the following:

($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Euroyen notes, variable rates
    bases on LIBOR (3.3% at
    July 31, 1992, and 6.0% at
    July 31, 1991), matured in
    1993                          $  --       $100.0      $100.0
Medium-term notes, variable
    rates (3.5% at July 31,
    1993), maturing 1996
    through 2001                   415.0         --          --
Commercial paper borrowings
    (3.1% at July 31, 1993,
    3.4% at July 31, 1992, and
    5.9% at July 31, 1991)          74.9       100.0       100.0
Other                              105.3       131.2        73.1
				  ------      ------      ------

    Total long-term debt           595.2       331.2       273.1
Less current portion                (4.4)     (100.0)         --
				  ------      ------        ----
    Noncurrent portion            $590.8      $231.2      $273.1
				   =====       =====       =====

     Aggregate annual principal payments on long-term debt for the five fiscal years following 1993 are (dollars in millions): 1994, $4.4; 1995, $75.8; 1996, $33.0; 1997, $21.0; and 1998, $221.0.
     The carrying value of long-term debt at July 31, 1993, approximates fair value, based on interest rates that are currently available to the company for debt with similar terms.

NOTE 7:  TAXES ON INCOME

Syntex Corporation is incorporated in Panama. The company operates in countries that have differing tax laws and rates. Income from sources outside Panama is not subject to income tax in Panama. Consequently, the effective tax rate may vary from year to year according to the source of earnings by country.
     The company has subsidiaries in the Bahamas and Bermuda where, at present, there are no taxes on income. The company has statutory protection under Bermuda law against the imposition of income tax until 2016. Earnings from subsidiaries in Puerto Rico are substantially exempt from income taxes under grants of Industrial Tax Exemption expiring in 2003.
     Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the asset and liability method of accounting for income taxes. The company recorded a benefit of $63.7 million in fiscal 1993 as the cumulative effect on prior years of the accounting change, principally relating to tax credits which were not recorded under the prior accounting standard.
     Income before taxes on income consists of the following:

				   FOR THE YEARS ENDED JULY 31
				   ---------------------------
($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Domestic (Panama)                 $  4.2      $ 12.8      $  4.5
Foreign                            128.5       530.1       471.7
				   -----       -----       -----

    Total                         $132.7      $542.9      $476.2
				   =====       =====       =====




     The provisions (benefits) for taxes on income consists of the following:

				    FOR THE YEARS ENDED JULY 31
				    ---------------------------
($ IN MILLIONS)                    1993        1992        1991
- ---------------                    ----        ----        ----
Current:
    United States                $  16.6      $ 65.6       $35.1
    Other                          (88.3)       27.9        13.6
Deferred                           (83.7)      (22.9)        3.7
				  ------       -----       -----
    Total                        $(155.4)     $ 70.6       $52.4
				  ======       =====        ====





				       21
     The company recorded a benefit of $155.4 million for taxes on income during fiscal 1993. This benefit resulted principally from the tax benefits of $71.0 million, of which $63.1 million is included in deferred taxes, derived from the restructuring charge and a one-time benefit of $102.5 million from the reduction of certain tax reserves. The change in the accounting estimate relating to certain tax reserves was based upon a study by an outside advisor which supports the company's intercompany pricing.
     The difference between the consolidated income tax expense (benefit) and that as calculated using the statutory Panama corporate tax rates of 43.3 percent in fiscal 1993, 46 percent in fiscal 1992, and 50 percent in fiscal
1991 is reconciled as follows:

					 FOR THE YEARS ENDED JULY 31
					 ----------------------------
($ IN MILLIONS)                         1993        1992        1991
- ---------------                         ----        ----        ----
Panama corporate statutory rate        $ 57.4      $249.9      $238.1
Income not subject to tax in
    Panama, Bermuda and Bahamas        (120.9)     (171.3)     (166.7)
Savings from statutory tax benefits
    in Puerto Rico and Ireland          (38.4)      (20.3)      (27.5)

Subsidiary losses--no related
    tax benefit                          43.1        19.8         4.6
Reduction of tax reserves              (102.5)         --          --
Other                                     5.9        (7.5)        3.9
				      -------      ------      ------
    Total                             $(155.4)     $ 70.6      $ 52.4
				      =======      ======      ======


     Excluding the effects of restructuring charges and reserve reversal, the effective tax rate is 4 percent in fiscal 1993, compared with 13 and 11 percent in fiscal 1992 and 1991, respectively.
     Provisions for taxes on income are also made for undistributed earnings of foreign subsidiaries, except for $107.3 million at July 31, 1993, which is indefinitely reinvested.
     Temporary differences and carryforwards, which gave rise to deferred income tax assets and liabilities at July 31, 1993, were as follows:

ITEMS RESULTING IN TEMPORARY                 DEFERRED      DEFERRED
DIFFERENCES AND CARRYFORWARDS                     TAX           TAX
($ IN MILLIONS)                                ASSETS   LIABILITIES
- -----------------------------                --------   -----------
Current:
    Restructuring reserve                     $ 35.8
    Inventory                                               $ (5.1)
    Foreign tax credit                           6.5
    Employee benefit plans                      16.4
    Intercompany profit                          4.7
    Other charges                                4.6


Noncurrent:
    Restructuring reserve                       27.3
    Postretirement benefits other
      than pensions                             29.0
    Depreciation/amortization                                 (2.5)
    Research credit                             24.1
    Environmental cleanup and
      product liability reserves                44.8
    Other charges                                1.6          (7.1)
					      ------        ------

	Total deferred taxes                  $194.8        $(14.7)
					      ======        ======

     Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of assets and liabilities. At July 31, 1992, the company had a net accumulated deferred tax asset of $15.2 million which is included in other current assets. The deferred tax liability at July 31, 1991, of $8.2 million is included in accrued liabilities.
     As of July 31, 1993, the company's United States subsidiaries had research and development tax credit carryforwards of approximately $24.1 million expiring from fiscal 2003 through fiscal 2007.
     As of July 31, 1993, the company's non-United States subsidiaries had net operating loss carryforwards of approximately $131.9 million, and the related deferred tax assets are substantially offset by valuation allowances as they are unlikely to be available in future years. Immaterial amounts of non-United States net operating loss carryforwards were utilized in fiscal 1993, 1992 and 1991.
     In 1992, the company agreed to settle with the United States Internal Revenue Service federal income tax liabilities for all fiscal years through 1990. As a result of the settlement, net operating loss carryforwards of approximately $129.4 million of the company's United States subsidiaries were utilized, $21.6 million of tax credit carryovers were absorbed and the company paid $29.8 million in additional income taxes and interest for the six years ended fiscal 1991.





				       22
NOTE 8:  RETIREMENT PLANS

The company's pension plans cover a majority of its employees. Pension costs for fiscal 1993, 1992 and 1991 were $29.2 million, $24.3 million and $18.6 million, respectively. Benefits are based on compensation earned during the years of service immediately preceding retirement. The company's actuarial cost method for its major plan in the United States is the projected unit credit method, and its funding policy for retirement plans is consistent with the relevant government and tax regulations.
     Plans' assets consist primarily of stocks, bonds and pooled funds.
     Pension cost for the company's benefit plans includes the following components.

				      FOR THE YEARS ENDED JULY 31
				      ---------------------------
($ IN MILLIONS)                      1993        1992        1991
- ---------------                      ----        ----        ----
Significant Plan:
    Service cost -- benefits
      earned during the year         $25.8       $22.0       $18.8
    Interest cost on projected
      benefit obligations             29.5        25.4        20.4
    Net increase in fair value
      of plans' assets               (40.3)      (31.5)      (32.6)
    Net amortization and deferral     11.3         5.4         9.2
				     -----       -----       -----
	Net pension cost              26.3        21.3        15.8
	Other plans                    2.9         3.0         2.8
				     -----       -----       -----
    Total net pension costs          $29.2       $24.3       $18.6
				     =====       =====       =====


     For fiscal 1993, 1992, and 1991, the weighted-average discount rate used in determining the projected benefit obligations (PBO) was approximately 8.5 percent; the rate of increase in future compensation levels used in determining the PBO was approximately 7.5 percent; and the weighted-average expected long-term rate of return on the plans' assets was approximately 8.5 percent. Management of the company believes the plans are appropriately funded based on actuarial calculations which include projections of future compensation.
     Under its Employees Retirement Savings Plan for U.S. subsidiaries, the company matches employee contributions up to a maximum of 5 percent of the employee's individual earnings. Employees become eligible to participate after completing one year of service. The company's contributions (net of forfeitures) for fiscal 1993, 1992 and 1991 were $11.5 million, $11.2 million and $9.6 million, respectively.

     The status of the company's significant plans at July 31, 1993, 1992, and 1991, was as follows:

								       PLANS IN WHICH                         PLANS IN WHICH
							    ASSETS EXCEED ACCUMULATED                    ACCUMULATED BENEFIT
								  BENEFIT OBLIGATIONS              OBLIGATIONS EXCEED ASSETS
							-----------------------------        -------------------------------
($ IN MILLIONS)                                        1993        1992         1991        1993          1992         1991
- ---------------                                        ----        ----         ----        ----          ----         ----
Vested benefits                                       $217.7      $191.3       $161.2      $ 13.5        $ 12.7       $ 10.3
Nonvested benefits                                      20.5        19.6         18.9          .5            .4           .2
						      ------      ------       ------      ------        ------       ------
Accumulated benefit obligations(a)                     238.2       210.9        180.1        14.0          13.1         10.5
Plan assets at fair value                              381.7       336.6        282.6          --            --           --
						      ------      ------       ------      ------        ------       ------
Plan assets in excess of (less than) accumulated
benefit obligations                                   $143.5      $125.7       $102.5      $(14.0)       $(13.1)      $(10.5)
						      ======      ======       ======      ======        ======       ======
Total projected benefit obligations(b)                $357.4      $328.7       $282.7      $ 24.8        $ 25.0       $ 15.4

Plan assets at fair value                              381.7       336.6        282.6          --            --           --
						      ------      ------       ------      ------        ------       ------
Projected benefit obligations (in excess of) less
than plan assets                                        24.3         7.9          (.1)      (24.8)        (25.0)       (15.4)
Add (deduct):
    Unrecognized prior service cost                      9.0         8.5          9.1         2.5           2.9          3.2
    Unrecognized net (gain) loss                        (1.5)       16.6         17.4         3.9           7.5          (.6)
    Adjustment to recognize minimum liability             --          --           --          --          (1.1)         (.6)
    Unamortized net transition (asset) obligation      (15.4)      (18.1)       (19.1)        2.4           2.6          2.9
						      ------      ------       ------      ------        ------       ------

    Net asset (liability)                             $ 16.4      $ 14.9       $  7.3      $(16.0)       $(13.1)      $(10.5)
						      ======      ======       ======      ======        ======       ======

(a)  Excludes the effect of projected future salary increases.
(b)  Includes the effect of projected future salary increases.



				       23
NOTE 9:  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The company provides certain postretirement healthcare and life insurance benefits for substantially all employees in the United States and certain other countries.
     Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," which requires accrual of postretirement benefits during the years of employee service. In prior years the expense was recognized when claims were paid. The cumulative effect of the accounting change was a charge of $64.6 million ($93.7 million pre-tax) in fiscal 1993, representing the discounted present value of the expected cost of future healthcare benefits attributed to employees' service rendered prior to August 1, 1992. The company's funding policy is to fund these benefits as claims are paid.
     Postretirement benefit cost includes the following components:

				FOR THE YEAR ENDED JULY 31
				--------------------------
($ IN MILLIONS)                                      1993
						     ----
Service cost-benefits
    earned during the year                           $ 4.3
Interest cost on accumulated
    postretirement benefit obligation                  7.8
						     -----
 Net postretirement benefit cost                     $12.1
						     =====



The status of the plans at July 31, 1993, was as follows:

($ IN MILLIONS)                                      1993
						     ----
Accumulated postretirement benefit
obligation:
    Retirees                                       $ (34.0)
    Fully eligible active plan participants          (16.2)
    Other active plan participants                   (39.2)
    Unrecognized net gain                            (14.1)
						     -----
    Accrued postretirement benefit obligation      $(103.5)
						   =======

     The discount rate used in determining the accumulated benefit obligation was 8.5 percent. The healthcare cost trend rate in the United States in fiscal 1993 was 14 percent, declining to 6 percent over a four-year period. The effect of increasing the healthcare cost trend rate by one percentage point in each year would increase the accumulated postretirement benefit obligation at July 31, 1993, by $13.0 million and the total service and interest cost components of the fiscal 1993 postretirement benefit cost by $2.2 million.


NOTE 10:  SHAREHOLDERS' EQUITY

In December 1991, the shareholders approved an increase in authorized common shares to 600.0 million.
     In April 1991, the company issued 112.4 million shares of common stock in connection with a two-for-one stock split in the form of a stock dividend. Accordingly, $112.4 million was transferred from retained earnings to common stock.
     A summary of common stock information follows:


				      FOR THE YEARS ENDED JULY 31
				      ---------------------------
(SHARES IN MILLIONS)                 1993        1992        1991
- --------------------                 ----        ----        ----
Authorized shares                    600.0       600.0       300.0
Shares outstanding at year-end       221.0       225.7       225.1
Average shares outstanding           222.4       225.4       224.7
                                     =====       =====       =====

   A summary of common stock issued, common stock in treasury, and capital in excess of par value for fiscal 1993, 1992 and 1991 follows:








				 COMMON     CAPITAL
				  STOCK          IN         COMMON STOCK
				 ISSUED      EXCESS         IN TREASURY
				($1 PAR      OF PAR       ----------------
($ AND SHARES IN MILLIONS)        VALUE)      VALUE      SHARES        COST
- -------------------------       -------     -------      ------        ----
Balance July 31, 1990            $128.5        $8.5        16.4     $(406.4)
Shares issued under stock
    option plans--net                --        (3.7)        (.5)       10.7
Two for one common
    stock split                   112.4          --          --          --
Other                                --          --         (.1)         .2
				   ----        ----        ----     -------
Balance July 31, 1991             240.9         4.8        15.8      (395.5)
Shares issued under stock
    option plans--net                --        (6.8)        (.6)       14.5
Other                                           2.1          --          .6
					       ----        ----     -------

Balance July 31, 1992             240.9          .1        15.2      (380.4)
Shares issued under stock
    option plans--net                --         (.1)        (.4)        9.0
Shares repurchased                   --          --         5.1      (124.7)
				 ------        ----        ----     -------
BALANCE JULY 31, 1993            $240.9        $ --        19.9     $(496.1)
				 ======        ====        ====     =======



				       24
    In fiscal 1993, the company purchased 5.1 million shares of the company's common stock for $124.7 million based on the Board of Directors' authorization to purchase up to 7.0 million shares.
    The company's 1984 Stock Option Plan (1984 Plan) provides that nonqualified and incentive stock options may be granted to officers and key employees of the company at prices not less than the fair market value at the date of grant. A maximum of 12.0 million shares of common stock may be issued under the 1984 Plan.
    The company's 1991 Stock Option Plan for Non-Employee Directors (1991
Plan) provides for a maximum of 250,000 shares to be issued under nonqualified stock options. These options are granted to non-employee directors at prices not less than fair market value at the date of grant.
    Options granted under the company's plans as discussed above become exercisable in annual installments of 25 percent beginning one year after the date of grant and expire 10 years from the date of grant. Stock options exercisable under the 1974 and 1984 plans were approximately 4.3 million shares at July 31, 1993; 3.4 million shares at July 31, 1992; and 3.1 million shares at July 31, 1991.
    In fiscal 1992, the company granted options to all employees to purchase 100 shares of stock. Options for a total of approximately 1.2 million shares were granted with an exercise price of $43.625, the fair market value at the date of grant. The options are exercisable beginning four years after the date of grant and expire 10 years from the date of grant.
    Included in fiscal 1993 options granted are 3.9 million options which are contingent upon shareholder approval in December 1993 of a new long-term incentive plan. Such options are comprised of 1.4 million granted to executive officers with an exercise price of $20.00, 110 percent of the fair market value on the date of grant, and 2.5 million options granted to all other employees with an exercise price of $18.13, the fair market value at the date of grant. The options become exercisable 100 percent on August 1, 1995, if the company meets pre-established goals as determined by the Compensation and Benefits Committee of the Board of Directors. Otherwise, the options become exercisable at a rate of 20 percent per year beginning August 1, 1995, except that options for no more than 100 shares become fully exercisable on July 31, 1996.
    A summary of stock option transactions for fiscal 1993, 1992 and 1991 follows:

										 AVERAGE
					  STOCK                                PRICE PER
(OPTIONS IN MILLIONS)                   OPTIONS                                    SHARE
					-------                                ---------
Outstanding July 31, 1990                  5.5                                    $16.96
Granted                                    1.3                                     39.39
Exercised                                  (.9)                                    12.49
Canceled                                   (.1)                                    25.43
					   ----                                    -----

Outstanding July 31, 1991                  5.8                                     22.46
Granted                                    3.3                                     43.27
Exercised                                  (.6)                                    14.12
Canceled                                   (.1)                                    28.99
					   ----                                    -----
Outstanding July 31, 1992                  8.4                                     31.16
Granted                                    5.9                                     19.00
Exercised                                  (.4)                                    10.59
Canceled                                   (.3)                                    38.86
					  ----                                    -----
OUTSTANDING JULY 31, 1993                 13.6                                    $26.28
					  ====                                    ======

   Stock options available for grant at July 31, 1993, were 0.6 million.


NOTE 11:  COMMITMENTS


The company leases land, buildings, office equipment and automobiles under noncancelable operating leases. Total rental expense for all operating leases was $33.0 million in fiscal 1993, $33.8 million in fiscal 1992, and $31.4 million in fiscal 1991. Minimum rental commitments under noncancelable operating leases as of July 31, 1993, total $99.8 million and range from $18.0 million in fiscal 1994 to $6.9 million in fiscal 1998, with aggregate minimum lease obligations of $41.5 million thereafter.
    Commitments primarily for constructions-in-progress as of July 31, 1993, are $132.4 million in fiscal 1994 and $69.8 million thereafter.





				      25
NOTE 12: OTHER MATTERS

Other nonoperating expense in fiscal 1993 includes a provision of $44.1 million for estimated costs related to environmental matters, $10.0 million for reserves related to other contingencies, $8.4 million for write-downs and losses associated with certain investments, and $7.7 million related to fixed asset write-offs. Other nonoperating expense in fiscal 1992 and 1991 includes provisions of $11.5 million and $32.0 million, respectively, for estimated costs related to environmental matters. For further discussion of environmental matters, see Note 13.

NOTE 13: CONTINGENCIES

Various product liability claims and suits are pending against the company and its subsidiaries. These actions seek compensatory damages for personal injuries and, in some cases, punitive damages.
    Various environmental claims and suits have been pending against the company related to the disposal of dioxin in Missouri. All of the government suits and almost all of the private suits related to the contamination have been resolved through litigation or settlement. The December 1990 settlement with the United States Environmental Protection Agency (EPA) and the State of Missouri resulted in the company assuming certain responsibilities regarding the remediation of dioxin contamination. The company expects that the remediation will continue for at least the next four years, although that time could be extended by various factors affecting the method and timing of remediation. Although the company's insurance carriers have expressed coverage and other reservations with respect to dioxin litigation in Missouri, several have made significant partial payments and the company is seeking reimbursement from the carriers for the remainder fo the cost of litigating and settling the lawsuits, including the costs of remediation of dioxin contamination. Legal actions concerning insurance coverage for these matters continue in the Superior Court in San Francisco.
    In May 1993, the U.S. District Court in Colorado approved settlement of a lawsuit assigning the company a share of the cost of cleaning up the Lowry Landfill site near Denver, Colorado. The EPA has published its proposed plan for remediation of the site and has announced its intention to make a final decision regarding the remedy by the end of calendar year 1993. Pursuant to the settlement, the company has paid into a trust fund established by plaintiffs its share of the estimated cost for design, construction and initial operation of the remedy for the site. The company expects to make additional payments for its share of ongoing operating costs over 30 years or longer. The settlement did not necessitate any adjustment to reserves previously established for this matter, but future adjustments may be necessary for the company's share of costs if total remediation costs significantly exceed current cost estimates.
    Certain other claims, legal actions, complaints and proceedings are pending against the company. Among these are actions brought by the EPA and similar agencies in various states, where the company has been identified as a potentially responsible party for cleanup costs at approximately 20 sites in the United States. At severals of these sites, the company is one of many potentially responsible parties that have been identified, but under the laws governing these sites each responsible party may be jointly and severally liable for the entire amount of the cleanup. At other sites, the company has been identified as the primary party potentially responsible for cleanup costs. The aggregate costs of remediation at these sites by all potentially responsible parties has been subject to various estimates by the EPA and others; the estimates range widely and could total as much as several hundred million dollars. The range in estimates is largely due to uncertainties as to the nature and extent of the site conditions and the methods that may have to be employed for their remediation.
    The company has established reserves for probable losses resulting from claims and environmental actions as discussed in the above. These reserves, which are adjusted periodically to reflect current developments, consider such things as available information regarding the nature and extent of site conditions, potential methods of remediation, estimated costs, the company's share of estimated costs including the extent to which contribution will be available from other parties, the duration of payments the company will be required to make, and the cost of litigation. The company also records receivables for insurance coverage and recoveries which it believes, based on advice of legal counsel, are probable. It is reasonably possible that additional losses may be incurred and that additional insurance recoveries may be received, but such amounts, if any, are not expected to be material to the company's financial position.
    Although the outcome cannot be predicted with certainty, it is the opinion of management, based upon the advice of various counsel and other considerations, that all claims, legal actions, complaints and proceedings discussed above are adequately covered by insurance or by reserves, or are without merit, or will not have a material adverse effect on the company's consolidated financial position.
    In the late summer and fall of 1992, the company, several of its principal officers, a former principal officer and current director, an outside director and an investment banking firm were named as defendants in 11 separate complaints filed in the federal District Court for the Northern District of California by certain shareholders who claim to represent a class of shareholders that purchased shares of the company's common stock between November 25, 1991, and May 26, 1992. The complaints were consolidated into one action. This action was based on provisions of federal securities laws and sought equitable relief and unspecified damages for losses allegedly resulting from, among other things, improper disclosure.
    In December 1992, the company, believing the securities litigation lacked merit, filed a motion to dismiss the entire action. This motion was granted by the District Court on September 1, 1993. The Court granted the motion, in part, because the company's shareholders had available to them all of the allegedly material information that the plaintiffs claimed was withheld. The plaintiffs were given leave to file an amended complaint. If an amended complant is filed, the company intends to contest it vigorously. Although the company will have to review an amended complaint if one is filed, and the outcome of the renewed litigation cannot be predicted with certainty, it is the opinion of management, based upon the advice of counsel and other considerations, that any renewal of plaintiffs' class's claims will not have a material adverse effect on the company's consolidated financial position.

NOTE 14: RESTRUCTURING CHARGE

Included in operating expense for fiscal 1993 is a restructuring charge of $320.0 million, which covers estimated costs resulting from the decision to completely or partially close several of the company's chemical and pharmaceutical manufacturing plants and two small research facilities and estimated severance costs associated with a reduction in the company's workforce. The restructuring charge, net of the related tax benefit, resulted in a reduction of $249.0 million ($1.12 per share) in net income for fiscal 1993.

NOTE 15: STATEMENT OF CASH FLOWS

Investments purchased with a maturity of three months or less are cash equivalents. Investments with a maturity period of greater than three months but less than one year are classified as short-term investments and are stated at cost, which approximates fair value. The change in short-term debt in the Consolidated Statement of Cash Flows includes commercial paper repayments with a maturity period of greater than three months.
    Additional information regarding cash payments of interest, income taxes and commercial paper repayment follows:

                                   FOR THE YEARS ENDED JULY 31
				   -------------------------
	 ($ IN MILLIONS)        1993          1992          1991
				----          ----          ----
	 Interest              $30.9         $40.2         $41.3
	 Income taxes           31.2          70.8          17.5
	 Commercial paper         --           2.0           6.4
				====          ====          ====





				       27
NOTE 16: BUSINESS SEGMENT AND GEOGRAPHIC AREA DATA

($ IN MILLIONS)                      FOR THE YEARS ENDED JULY 31
				     ---------------------------

BUSINESS SEGMENTS                 1993          1992           1991
				  ----          ----           ----
NET SALES
Pharmaceuticals                 $1,911.1      $1,845.6       $1,598.6
Diagnostics                        211.9         211.9          195.4
				 -------       -------        -------
				$2,123.0      $2,057.5       $1,794.0
				 =======       =======        =======

OPERATING PROFIT
Pharmaceuticals                 $  293.0      $  559.7       $  518.0
Diagnostics                         13.0          16.3           26.5
				 -------       -------        -------
				   306.0         576.0          544.5
				 =======       =======        =======
Corporate expenses and
   nonoperating items             (173.3)        (33.1)         (68.3)
				 -------       -------        -------
Income before taxes on income   $  132.7      $  542.9       $  476.2
				 =======       =======        =======

ASSETS
Pharmaceuticals                 $1,798.0      $1,634.6       $1,206.2
Diagnostics                        261.8         242.3          232.5
Corporate                          900.9         932.2          834.1
				 -------       -------        -------
				$2,960.7      $2,809.1       $2,272.8
				 =======       =======        =======

CAPITAL EXPENDITURES
Pharmaceuticals                 $  171.8      $  312.8       $  163.7
Diagnostics                         21.8          24.4           81.8
Corporate                            4.3           3.6            2.2
				 -------       -------        -------
				$  197.9      $  340.8       $  247.7
				 =======       =======        =======

DEPRECIATION AND AMORTIZATION
Pharmaceuticals                 $   88.1      $   79.5       $   61.0
Diagnostics                         27.3          18.3           17.3
Corporate                            3.3           2.7            2.6
				 -------       -------        -------
				$  118.7      $  100.5       $   80.9
				 =======       =======        =======

The pharmaceuticals segment consists of human pharmaceuticals and animal health products. Human pharmaceuticals are primarily ethical pharmaceuticals available to patients only upon prescription by a physician. Sales of human pharmaceuticals to a major wholesale distributor were approximately 13 percent of the company's consolidated sales in fiscal 1993, 11 percent in fiscal 1992, and 12 percent in fiscal 1991.

The diagnostics segment consists primarily of systems to measure levels of therapeutic drugs, commonly-abused substances and naturally-occurring substances in blood and urine, and tests to detect sexually-transmissible and other infectious diseases.

Assets are identifiable with the operations of each business segment and in each geographic area. Corporate assets are principally cash and cash equivalents, short-term investments, long-term investments, buildings and land.

($ IN MILLIONS)                      FOR THE YEARS ENDED JULY 31
				     ---------------------------

GEOGRAPHIC AREAS                  1993          1992           1991
				  ----          ----           ----
NET SALES
United States/Puerto Rico       $1,480.7      $1,443.1       $1,235.4
Europe                             285.7         288.6          272.3
Canada/Latin America               189.1         174.3          142.4
Other                              167.5         151.5          143.9
				 -------       -------        -------
				$2,130.0      $2,057.5       $1,794.0
				 =======       =======        =======
INTERAREA SALES
United States/Puerto Rico       $  101.8      $  105.9       $   85.1
Europe                              74.5          93.3           65.4
Canada/Latin America                16.0          17.0           11.3
Other                              505.4         498.4          487.6
Eliminations                      (697.7)       (714.6)        (649.4)
				 -------       -------        -------
				$     --      $     --       $     --
				 =======       =======        =======

OPERATING PROFIT (LOSS)
United States/Puerto Rico       $  112.6      $  222.2       $  205.1
Europe                            (158.1)        (50.0)         (24.9)
Canada/Latin America                (8.9)          7.9           17.0
Other                              380.0         396.9          414.5
Eliminations                       (19.6)         (1.0)         (67.2)
				 -------       -------        -------
				   306.0         576.0          544.5
				 -------       -------        -------
Corporate expenses and
   nonoperating items             (173.3)        (33.1)         (68.3)
				 -------       -------        -------
Income before taxes on income   $  132.7      $  542.9       $  476.2
				 =======       =======        =======

ASSETS
United States/Puerto Rico       $1,468.2      $1,252.0       $1,075.8
Europe                             361.0         398.6          275.6
Canada/Latin America               174.0         155.1          121.1
Other                              359.1         310.7          212.9
Corporate                          900.9         932.2          833.8
Eliminations                      (302.5)       (239.5)        (246.4)
				 -------       -------        -------
				$2,960.7      $2,809.1       $2,272.8
				 =======       =======        =======

Other includes the Bahamas, Pacific area including Japan, and other countries.

For interarea sales, transfers between geographic areas are made at fair market value.

Net assets located outside the United States and its possessions as of July 31, 1993, 1992 and 1991, were $1,114 million, $1,165 million and $932 million, respectively. Net sales to customers located outside the United States and its possessions were $643 million, $617 million and $570 million for fiscal 1993, 1992 and 1991, respectively.


				       28
REPORT BY MANAGEMENT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF SYNTEX CORPORATION:

The accompanying consolidated financial statements, including notes thereto, have been prepared in accordance with accounting principles generally accepted in the United States of America and include amounts based on judgments and estimates by management as required by the accounting process. The other financial information in this annual report is consistent with that in the consolidated financial statements.
    Systems of internal accounting controls applied by operating and financial managers are designed to provide reasonable, but not absolute, assurance that assets are safeguarded, that transactions are executed and recorded in accordance with management's established policies and procedures, and that accounting records are adequate for preparation of financial statements and other financial information. The design, monitoring and revision of internal accounting control systems involve, among other things, management's judgment with respect to the relative cost and expected benefits of specific control measures.
    Syntex has a staff of internal auditors to review accounting records, financial controls and practices on a planned, rotational and surprise basis, and to determine compliance with corporate policies. The consolidated financial statements have been audited by Deloitte & Touche, independent auditors appointed by the Board of Directors. Their responsibility is to audit the company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to express their opinion with respect to the statements being presented fairly in conformity with accounting principles generally accepted in the United States of America.
    The members of the Audit Committee of the Board of Directors meet with and review the activities of corporate financial management, internal auditors, and independent auditors to ascertain that each is properly discharging its responsibility. The independent auditors, the internal auditors and managment have unrestricted access to the Audit Committee. The Audit Committee held seven meetings during fiscal 1993.



Richard P. Powers                          Fred Kurland

Senior Vice President and                  Vice President and
Chief Financial Officer                    Controller

September 21, 1993


INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF SYNTEX CORPORATION:

We have audited the accompanying consolidated balance sheet of Syntex Corporation (a Panama corporation) and subsidiary companies as of July 31, 1993, 1992 and 1991, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, such financial statements present fairly, in all material respects, the financial position of Syntex Corporation and subsidiary companies at July 31, 1993, 1992 and 1991, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
    As discussed in Notes 7 and 9 to the consolidated financial statements, in fiscal 1993 the company changed its methods of accounting for income taxes and for postretirement benefits other than pensions to conform with new accounting standards promulgated by the Financial Accounting Standards Board.

Deloitte & Touche

San Francisco, California
September 21, 1993





				       29
CONSOLIDATED FINANCIAL SUMMARY
Syntex Corporation and Subsidiary Companies

SEE LETTER TO SHAREHOLDERS, EMPLOYEES AND CUSTOMERS, AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS AND FINANCIAL CONDITION

							       FOR THE YEARS ENDED JULY 31
							    ---------------------------------

($ IN MILLIONS)                                             1993          1992           1991
							    ----          ----           ----
OPERATING RESULTS:
Net sales                                                 $2,123.0      $2,057.5       $1,794.0
Restructuring charge                                         320.0            --             --
Operating income                                             198.3         518.5          486.9
Income from continuing operations -- before taxes            132.7         542.9          476.2
Income from continuing operations -- after taxes             288.1         472.3          423.8
Net income                                                $  287.2      $  472.3       $  423.8
Shares used in computing earnings per common share           222.4         225.4          224.7
Earnings from continuing operations per common share      $   1.29      $   2.10       $   1.89
Earnings per common share                                 $   1.29      $   2.10       $   1.89
							   -------       --------       -------

FINANCIAL CONDITION:
Working capital                                           $  597.2      $  288.2       $  419.2
Property, plant and equipment -- net                       1,085.2       1,033.2          785.0
Total assets                                               2,960.7       2,809.1        2,272.8
Long-term debt                                               590.8         231.2          273.1
Redeemable preferred stock                                      --            --             --
Shareholder's equity                                      $1,199.4      $1,283.7       $1,004.5
Common shares outstanding at year-end                        221.0         225.7          225.1
Shareholders' equity per common share (book value)        $   5.43      $   5.69       $   4.46
							   -------       -------        -------

FINANCIAL RATIOS:
Current ratio                                                 1.8           1.2            1.5
Research and development as a percent of sales              19.0%         18.2%          17.6%
Operating income as a percent of sales                       9.3%         25.2%          27.1%
Net income as a percent of sales                            13.5%         23.0%          23.6%
Return on total investment                                  16.0%         26.9%          32.0%
Return on average shareholders' equity                      23.1%         41.3%          47.7%
							  -------       -------        -------

OTHER DATA:
Research and development expense                         $  404.4      $  374.4       $  315.6
Capital expenditures                                        197.9         340.8          247.7
Depreciation and amotization                             $  118.7      $  100.5       $   80.9
Shareholders of record at year-end                         36,700        26,400         19,500
Employees at year-end                                      10,300        11,700         10,900
Cash dividends paid per common share                     $   1.04      $    .95       $    .83
							  =======       =======        =======

The above data   (o) were restated for discontinued operations

		 (o) were restated to reflect the reclassification of cash discounts as a reduction of net sales rather than as selling, general and administrative expense.

		 (o) reflect two-for-one stock splits effective April 1991, June 1987 and December 1985.

In 1990, the company reclassified certain current liabilities in prior years to noncurrent; amounts for 1985 through 1983 have not been revised.

Effective August 1, 1992, the company adopted new accounting standards related to income taxes and postretirement benefits other than pensions.

Return on total investment is computed as net income plus after-tax interest expense divided by the average of total shareholders' equity plus redeemable preferred stock and debt.

Return on average shareholders' equity is computed as net income less preferred dividends divided by average shareholders' equity.





				       30

									   FOR THE YEAR ENDED JULY 31
							       --------------------------------------------------

($ IN MILLIONS)                                                1990           1989            1988           1987
							       ----           ----            ----           ----
OPERATING RESULTS:
Net sales                                                  $  1,502.3     $  1,333.0      $  1,256.6      $ 1,116.3
Restructuring charge                                               --             --              --             --
Operating income                                                391.9          336.0           337.0          295.6
Income from continuing operations -- before taxes               379.4          336.9           340.9          290.9
Income from continuing operations -- after taxes                341.5          303.2           296.6          248.8
Net income                                                 $    341.5     $    303.2      $    296.6      $   248.8
Shares used in computing earnings per common share              223.8          227.4           236.8          240.4
Earnings from continuing operations per common share       $     1.53     $     1.33      $     1.25      $    1.03
Earnings per common share                                  $     1.53     $     1.33      $     1.25      $    1.03
							    ---------      ---------       ---------       --------

FINANCIAL CONDITION:
Working capital                                            $    331.1     $    209.3      $    366.1      $   281.2
Property, plant and equipment -- net                            625.6          545.4           457.7          391.4
Total assets                                                  1,786.5        1,440.2         1,443.7        1,144.6
Long-term debt                                                  225.0          219.6           131.7          129.5
Redeemable preferred stock                                         --             --              .3             .4
Shareholder's equity                                       $    771.7     $    587.2      $    753.5      $   604.4
Common shares outstanding at year-end                           224.3          223.4           236.2          236.6
Shareholders' equity per common share (book value)         $     3.44     $     2.63      $     3.19      $    2.55
							    ---------      ---------       ---------       --------

FINANCIAL RATIOS:
Current ratio                                                     1.5            1.4             1.7            1.8
Research and development as a percent of sales                  18.0%          18.4%           17.3%          15.7%
Operating income as a percent of sales                          26.1%          25.2%           26.8%          26.5%
Net income as a percent of sales                                22.7%          22.7%           23.6%          22.3%
Return on total investment                                      34.0%          33.8%           35.8%          31.7%
Return on average shareholders' equity                          50.3%          45.2%           43.7%          37.2%
							    ---------      ---------       ---------       --------

OTHER DATA:
Research and development expense                           $    270.8     $    245.2      $    217.9      $   175.1
Capital expenditures                                            144.0          143.1           111.5           84.3
Depreciation and amotization                               $     65.8     $     53.5      $     48.6      $    47.3
Shareholders of record at year-end                             17,300         18,300          18,200         16,700
Employees at year-end                                          10,300         10,000           9,600          9,300
Cash dividends paid per common share                       $     .763     $     .675      $     .538      $     .43
							   ==========      =========       =========       ========




                                                                           FOR THE YEAR ENDED JULY 31
							       --------------------------------------------------

($ IN MILLIONS)                                                1986            1985           1984            1983
							       ----            ----           ----            ----
OPERATING RESULTS:
Net sales                                                  $    968.4      $    839.9     $    790.6      $    750.3
Restructuring charge                                               --              --             --              --
Operating income                                                229.8           176.6          157.6           170.0
Income from continuing operations -- before taxes               242.8           183.8          155.3           173.6
Income from continuing operations -- after taxes                207.6           157.0          131.3           142.6
Net income                                                 $    198.6      $    150.0     $    134.6      $    149.3
Shares used in computing earnings per common share              257.8           256.8          262.0           276.0
Earnings from continuing operations per common share       $      .81      $      .61     $      .50      $      .52
Earnings per common share                                  $      .77      $      .58     $      .51      $      .54
							    ---------       ---------      ---------       ---------

FINANCIAL CONDITION:
Working capital                                            $    436.9      $    500.8     $    350.9      $    325.5
Property, plant and equipment -- net                            350.5           340.6          348.6           328.4
Total assets                                                  1,255.8         1,208.5        1,073.6           984.4
Long-term debt                                                  138.9           174.1          167.0           109.9
Redeemable preferred stock                                        5.6             7.3            9.0             9.6
Shareholder's equity                                       $    730.6      $    697.8     $    602.2      $    611.9
Common shares outstanding at year-end                           253.0           257.4          256.2           270.4
Shareholders' equity per common share (book value)         $     2.89      $     2.71     $     2.35      $     2.26
							    ---------       ---------      ---------       ---------

FINANCIAL RATIOS:
Current ratio                                                     2.3             2.5            2.3             2.4
Research and development as a percent of sales                  14.8%           14.6%          14.1%           12.5%
Operating income as a percent of sales                          23.7%           21.0%          19.9%           22.7%
Net income as a percent of sales                                20.5%           17.9%          17.0%           19.9%
Return on total investment                                      23.7%           19.4%          19.6%           23.5%
Return on average shareholders' equity                          27.7%           22.9%          22.0%           24.7%
							    ---------       ---------      ---------       ---------

OTHER DATA:
Research and development expense                           $    143.0      $    122.5     $    111.7      $     93.7
Capital expenditures                                             57.1            50.7           74.3            76.6
Depreciation and amotization                               $     44.7      $     42.1     $     38.9      $     30.6
Shareholders of record at year-end                             15,300          13,800         14,800          15,100
Employees at year-end                                           9,200           9,000          9,000           8,900
Cash dividends paid per common share                       $      .29      $      .22     $      .19      $      .16
							    =========       =========      =========       =========




				       31
CORPORATE INFORMATION
Syntex Corporation



BOARD OF DIRECTORS                       Mr. James N. Wilson                     Mr. Stephen W. Corless
					 President and                           Vice President, Taxes
Mr. Paul E. Freiman                      Chief Operating Officer,
Chairman of the Board and                Syntex Corporation (F)*                 Mr. Robert H. Ells
Chief Executive Officer,                                                         Vice President,
Syntex Corporation (F,N,S)*              Mr. Hans A. Wolf                        Pharmaceutical and Chemical
					 Former Vice Chairman and                Operations and Services
Mr. Marvyn Carton                        Chief Administrative Officer,
Director,                                Syntex Corporation (F)*                 Mr. Neil W. Flanzraich
Allen & Company Incorporated                                                     Senior Vice President and
Investment Bankers (F(o),T(o))*                                                  General Counsel
					 DIRECTOR EMERITUS
Dr. John Fried                           Dr. Daniel F. Senac                     Mrs. Darlene J. Friedman
President,                               Advisor on European                     Vice President,
Fried and Company, Inc.                  Pharmaceutical Affairs (S)*             Human Resources
Health Technology Ventures (F,S)*
										 Mrs. Kathleen N. Gary
Hon. Howard M. Holtzmann                 *Committees of the Board of             Vice President,
Partner,                                  Directors                              Public Affairs and
Holtzmann, Wise & Shepard                 A -- Audit Committee                   Communications
Attorneys                                 C -- Compensation and Benefits
					       Committee                         Ms. Carol J. Gillespie
Julius R. Krevans, M.D.                   F -- Finance Committee                 Vice President and Secretary
Chancellor Emeritus,                      N -- Nominating Committee
University of California,                 T -- Trust Review Committee            Mr. Thomas L. Gutshall
San Francisco (C,F,S)*                    S -- Committee on Science              Executive Vice President
					       at Syntex
Mr. Dana G. Leavitt                       o -- Chairman                          Mr. George H. Holder
President,                                                                       Vice President and President,
Leavitt Management Co.                   Also serving on the Committee on        Syntex Agribusiness, Inc.
Management Consulting Firm               Science at Syntex Corporation are:
(A,C)*                                   J. Michael Bishop, M.D., Professor      Mr. Fred Kurland
					 of Microbiology and Immunology,         Vice President and Controller
Mr. Charles A. Lynch                     Biochemistry and Biophysics,
Chairman,                                University of California, San           Robert A. Lewis, M.D.
Market Value Partners                    Francisco; Dr. E. J. Corey, Sheldon     Senior Vice President and
Company (C)*                             Emery Professor of Chemistry,           President,
					 Harvard University; Kenneth             Syntex Discovery Research
Mr. Leonard Marks Jr.                    Melmon, M.D., Department of
Financial and Management                 Medicine, Stanford University;          Mr. Richard P. Powers
Consultant (A, C(o), F. T.)*             Robert A. Lewis, M.D., Senior Vice      Senior Vice President and
					 President, Syntex Corporation, and      Chief Financial Officer
Mr. Robert S. Miller, Jr.                President, Syntex Discovery
Former Vice Chairman                     Research; and Robert L. Roe, M.D.,      Robert L. Roe, M.D.
of the Board,                            Senior Vice President, Syntex           Senior Vice President and
Chrysler Corporation (A(o), F)*          Corporation, and President, Syntex      President,
					 Development Research.                   Syntex Development Research
Dr. George Rosenkranz
Founding Chairman of the Board,          Holtzmann, Wise & Shepard is            Mr. Alan B. Stevenson
Syntex Corporation (F, N, S(o))*         Outside Counsel to Syntex               Vice President, Taxes
					 Corporation.                            and Treasurer
Mr. Anthony M. Solomon
Former President of the Federal          CORPORATE OFFICERS                      Dr. Gerhard von Mutzenbecher
Reserve Bank of New York                                                         Vice President and President,
(A, F, N(o), T)*                         Mr. Paul E.Freiman                      Syntex Pharmaceuticals--Europe
					 Chairman of the Board and
Miriam Stoppard, M.D.                    Chief Executive Officer
Author and International Health
Commentator (C, S)*                      Mr. James N. Wilson
					 President and
					 Chief Operating Officer

					 Mr. Melvin D. Booth
					 Vice President and President,
					 Syntex Laboratories, Inc.

					 Mr. Burleigh D. Cook
					 Vice President,
					 Corporate Information Services


 OPERATING
 MANAGEMENT

 Mr. Vic Ackermann
 Vice President,
 International Marketing and
 New Product Planning

 Dr. Gwynn C. Akin
 Vice President,
 Public Policy

 Mr. F. Michael Ball
 Senior Vice President,
 Syntex Laboratories, Inc.

 Dr. Richard Bastiani
 President, Syva Company

 Mr. Erich Bostelmann
 President,
 Syntex Pharmaceuticals
 International Limited

 Ms. Elizabeth H. Davila
 Vice President,
 Quality and Reengineering

 Mr. Alan Jarrett
 Area Vice President--European
 and Southeast Asian Distributors,
 Syntex Pharmaceuticals
 International Limited

 Dr. Alan M. Krubiner
 Vice President,
 Intellectual Property Law, and
 Associate General Counsel

 Dr. Calum B. Macfarlane
 Senior Vice President and
 Director,
 European Discovery Research,
 Syntex Discovery Research

 Dr. Boyd J. Poulsen
 Senior Vice President,
 Pharmaceutical Research,
 Syntex Development Research

 Dr. Josephine H. Shen
 Vice President,
 Corporate Pharmaceutical
 Technology and Services

 Dr. Roger L. Whiting
 Senior Vice President and
 Director,
 Basic Research--North America,
 Syntex Discovery Research


								32
SHAREHOLDER INFORMATION





STOCK LISTING

The common stock of Syntex Corporation, symbol SYN, is listed on the New York Stock Exchange and is also traded on various regional exchanges.

FORM 10-K

Syntex Corporation will furnish to any shareholder, without charge, a copy of its most recent annual report on Form 10-K, as filed with the United States Securities and Exchange Commission. Please direct written requests to:

Syntex Corporation
Investor Relations Department
3401 Hillview Avenue, A1-195
Palo Alto, California 94304-1397

SHAREHOLDER INQUIRIES

Please direct your inquiries regarding stock certificates, dividend checks, address changes, or related matters regarding Syntex common stock to the company's Transfer Agent and Registrar:

Wachovia Bank of North Carolina, N.A.
Corporate Trust Department
Post Office Box 3001
Winston-Salem, North Carolina 27102-3001
Telephone:  (800) 633-4236

DUPLICATE MAILINGS

When shareholders own shares in more than one account or when several shareholders live at the same address, they may receive multiple copies of the annual and quarterly reports. For information on how to eliminate multiple mailings, contact the Wachovia Bank of North Carolina, N.A., Syntex's Transfer Agent and Registrar, at the address or phone number listed above.

GENERAL INFORMATION

For general information or questions regarding the company's activities, please write to Syntex Corporation Investor Relations or call (415) 855-5049.

CHANGE IN DISTRIBUTION OF QUARTERLY REPORTS

Effective the first quarter of fiscal 1994, shareholders whose shares are held in the name of a bank, broker or nominee ("street name") may receive quarterly reports directly from Syntex. The company will no longer distribute quarterly reports via banks, brokers and nominees to these street-name holders. To be included on the company's quarterly report mailing list, street-name holders may contact Syntex Corporation Investor Relations at the address and phone number listed above.

Shareholders whose shares are held in their own name will continue to receive quarterly reports directly from the company's Transfer Agent.


TRADEMARKS

The following are trademarks of Syntex Corporation or one of its subsidiary companies:

HUMAN AND ANIMAL HEALTH PHARMACEUTICALS
Anaprox(R)/Apranax(R)/Apronax(R)/Flanax(R)/Miranax(R)/Synflex(R)/
    Antalgin(R)/Naprogesic(R)/Febrax(R) (naproxen sodium)
Cardene(R)/Rydene(R)/Rycarden(R)/Vasonase(R)/Ridene(R)
    (nicardipine hydrochloride)
Cattlyst(R) (laidlomycin propionate) (animal health) Cloradryn(R)/Novacort(R)/Syntestan(R) (cloprednol)
Cytovene(R)/Cymevene(R)/Denosine(R)/Cymevan(R)/Cymeven(R)
    (ganciclovir sodium)
Exelderm(R)/MYK-1(R) (sulconazole nitrate)
Femstat(R)/Femstal(R)/Gynomyk(R) (butoconazole nitrate)
Gardrin(R)/Gardrine(R) (enprostil)
Lidex(R)/Topsyn(R)/Topsym(R)/Topsyne(R)/Metosyn(R)/Lidemol(R)
    (fluocinonide)
Naprosyn(R)/Naprosyne(R)/Naxen(R)/Proxen(R) (naproxen)
Nasalide(R)/Bronalide(R)/Syntaris(R)/Rhinalar(R)/Flunase(R)/
    Synaclyn(R) (flunisolide)
Norinyl(R)/Brevicon(R)/Noriday(R)/Brevinor(R)/Utovlan(R)
    (norethindrone)
Synalar(R)/Synandone(R)/Synamol(R)/Localyn(R)
    (fluocinolone acetonide)
Synanthic(R)/Benzelmin(R) (oxfendazole) (animal health) Synarel(R)/Synarela(R)/Synrelina(R)/Nacenyl(R) (nafarelin acetate)
Synchrocept(R) B/Bovilene(R) (fenprostalene) (animal health) Synovex(R) growth-promoting agents (animal health) Topilar(R)/Topicon(R) (flucloronide)
Toradol(R)/Tora-Dol(R)/Toratex(R)/Tarasyn(R)/Dolac(R)/Acular(R)
    (ketorolac tromethamine)
Tri-Norinyl(R)/Synphase(R)/Synphasic(R) (norethindronelethinyl estradiol)

DIAGNOSTICS
AccuLevel(R) non-instrumented enzyme immunochromatography tests
EMIT(R) enzyme immunoassay reagent tests
ETS(R) automated urine toxicology analyzer
MicroTrak(R) culture confirmation tests
MicroTrak(R) direct-specimen tests
MicroTrak(R) XL automated system for infectious-disease diagnostics Solaris(R) immunoassay analyzer
Vista(R) immunoassay system

Ticlid(R) (ticlopidine hydrochloride) is a trademark of Sanofi Pharma. Syntex has an exclusive license to use Ticlid in the United States and in a limited number of other countries.

All descriptions of Syntex products are intended solely to inform shareholders of the general nature of the company's activities and are not intended to indicate the advisability of administering any product in any particular instance.

All descriptions of market share of Syntex products in the United States are according to independent published audit data.


	[LOGO]


OFFICES OF THE CORPORATION

Syntex Corporation
Panama City
Republic of Panama


UNITED STATES ADMINISTRATIVE
HEADQUARTERS

Syntex Corporation
3401 Hillview Avenue
Palo Alto
California 94304-1397






























				    [LOGO]

							       APPENDIX D

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

		       SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, D.C. 20549
			    ------------------------

				   FORM 10-Q

(Mark One)
    /X/    Quarterly report pursuant to Section 13 or 15(d) of the
		       Securities Exchange Act of 1934
		    For the Quarter Ended October 31, 1993
				      or
    / /    Transition report pursuant to Section 13 or 15(d) of the
		       Securities Exchange Act of 1934
	   For the transition period from ---------------to
	   ---------------

COMMISSION FILE NO. 1-4269

			       SYNTEX CORPORATION
	     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

	     REPUBLIC OF PANAMA                                    94-1566146
	(State or other jurisdiction                            (I.R.S. Employer
      of incorporation or organization)                        Identification No.)

		   3401 HILLVIEW AVENUE, PALO ALTO, CA 94304
		    (Address of principal executive office)

       Registrant's telephone number, including area code: (415) 855-5050

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

			       Yes X       No

     The number of shares of the Registrant's Common Stock outstanding as of November 30, 1993: 221,014,050.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

			PART I -- FINANCIAL INFORMATION

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		      CONDENSED CONSOLIDATED BALANCE SHEET
			   ($ AND SHARES IN MILLIONS)

				     ASSETS

									 OCTOBER       JULY
									   31,          31,
									  1993         1993
									---------     -------
									     (UNAUDITED)
Current Assets:
  Cash and cash equivalents...........................................   $ 321.5      $ 327.9
  Short-term investments..............................................     334.8        281.7
  Trade receivables, net..............................................     307.4        264.2
  Inventories, net....................................................     355.4        362.1
  Other...............................................................     158.4        153.8
									---------     -------
	  Total current assets........................................   1,477.5      1,389.7
									---------     -------
Long-term investments.................................................     145.5        180.9
Property, plant and equipment, net....................................   1,072.3      1,085.2
Other assets..........................................................     314.9        304.9
									---------     -------
	  Total.......................................................   $3,010.2     $2,960.7
									=========     =======
			    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Short-term debt.....................................................   $ 149.4      $  82.4
  Accounts payable and accrued expenses...............................     195.2        231.8
  Income and other taxes..............................................      91.4         87.1
  Accrued compensation................................................      76.7         97.4
  Other...............................................................     307.2        293.8
									---------     -------
	  Total current liabilities...................................     819.9        792.5
									---------     -------
Noncurrent liabilities................................................     333.2        378.0
Long-term debt........................................................     590.7        590.8
									---------     -------
	  Total Liabilities...........................................   1,743.8      1,761.3
									---------     -------
Contingencies (see notes)
Shareholders' Equity:
  Common stock (shares issued -- 240.9)...............................     240.9        240.9
  Retained earnings...................................................   1,539.8      1,471.5
  Cumulative translation adjustments..................................     (19.1)       (16.9)
  Common stock in treasury -- at cost (shares in treasury fiscal 1994
     and fiscal 1993 -- 19.9).........................................    (495.2)      (496.1)
									---------     -------
	  Total shareholders' equity..................................   1,266.4      1,199.4
									---------     -------
	  Total.......................................................   $3,010.2     $2,960.7
									=========     =======

     See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		   CONDENSED CONSOLIDATED STATEMENT OF INCOME
				  (UNAUDITED)
		     (IN MILLIONS EXCEPT PER-SHARE AMOUNTS)

									       THREE MONTHS
										   ENDED
										OCTOBER 31
									     -----------------
									      1993       1992
									     ------     ------
Net Sales................................................................    $512.3     $492.2
									     ------     ------
Costs and expenses:
  Cost of goods sold.....................................................     110.7      104.1
  Selling, general and administrative....................................     176.3      203.1
  Research and development...............................................      97.0       97.4
  Restructuring charge...................................................        --      180.0
									     ------     ------
	  Total..........................................................     384.0      584.6
									     ------     ------
Operating income (loss)..................................................     128.3      (92.4)
									     ------     ------
Nonoperating income (expense):
  Interest income........................................................       8.6       11.6
  Interest expense.......................................................      (6.3)      (6.3)
  Other -- net...........................................................      (6.2)     (56.0)
									     ------     ------
	  Total..........................................................      (3.9)     (50.7)
									     ------     ------
Income (loss) before taxes on income and cumulative effect of accounting      124.4     (143.1)
  changes................................................................
Provision (benefit) for taxes on income..................................      (1.9)    (137.9)
									     ------     ------
Income (loss) before cumulative effect of accounting changes.............     126.3       (5.2)
Cumulative effect of accounting changes, net of tax......................        --        (.9)
									     ------     ------
	  Net income (loss)..............................................    $126.3     $ (6.1)
									     ======     ======
Shares used in computing earnings (loss) per common share (see Exhibit        221.0      225.3
  11)....................................................................
									     ======     ======
Earnings (loss) per common share.........................................    $  .57     $ (.03)
									     ======     ======
Dividends per common share...............................................    $  .26     $  .26
									     ======     ======

     See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
				  (UNAUDITED)
				($ IN MILLIONS)

									       THREE MONTHS
										   ENDED
										OCTOBER 31,
									     -----------------
									      1993       1992
									     ------     ------
Net Cash Provided from Operating Activities..............................    $ 32.3     $ 53.6
									     ------     ------
Cash Provided (Used) in Investing Activities:
  Capital expenditures...................................................     (26.4)     (56.8)
  Purchase of short-term investments.....................................     (86.1)     (92.6)
  Proceeds from short-term investments...................................      74.1      147.0
  Purchase of long-term investments......................................      (5.7)     (12.3)
  Other investing activities.............................................      (3.2)        .7
									     ------     ------
	  Net Cash (Used) in Investing Activities........................     (47.3)     (14.0)
									     ------     ------
Cash Provided (Used) in Financing Activities:
  Net change in short-term debt..........................................      66.8       72.5
  Repayment of long-term debt............................................       (.1)      (3.7)
  Proceeds from issuance of long-term debt...............................        .7         --
									     ------     ------
  Payment of dividends...................................................     (57.5)     (58.7)
  Common shares repurchased..............................................        --      (34.8)
  Other financing activities.............................................        .3        1.0
									     ------     ------
	  Net Cash Provided (Used) in Financing Activities...............      10.2      (23.7)
									     ------     ------
Effect of exchange rate changes on cash..................................      (1.6)       (.2)
Increase (Decrease) in Cash and Cash Equivalents.........................      (6.4)      15.7
Cash and Cash Equivalents at Beginning of Period.........................     327.9      296.3
									     ------     ------
Cash and Cash Equivalents at End of Period...............................    $321.5     $312.0
									     ======     ======

     See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		     SALES BY LOCATION AND BUSINESS SEGMENT
				  (UNAUDITED)
				($ IN MILLIONS)

								    THREE MONTHS
									ENDED
								     OCTOBER 31,
								  -----------------     PERCENT
								   1993       1992      CHANGE
								  ------     ------     ------
LOCATION
U.S. sales....................................................    $354.9     $328.2         8
Non-U.S. sales................................................     157.4      164.0        (4)
								  ------     ------
	  Total...............................................    $512.3     $492.2         4
								  ======     ======
BUSINESS SEGMENT
Pharmaceuticals:
  Pain and inflammation:
     Naproxen/Naproxen Sodium
       U.S. sales.............................................    $177.0     $147.0        20
       Non-U.S. sales.........................................      56.9       65.3       (13)
								  ------     ------
	  Total Naproxen/Naproxen Sodium......................     233.9      212.3        10
								  ------     ------
     Ketorolac
       U.S. sales
	  Oral................................................      32.5       24.2        34
	  Intramuscular.......................................      29.3       28.2         4
       Non-U.S. sales.........................................      17.3       15.4        12
								  ------     ------
	  Total Ketorolac.....................................      79.1       67.8        17
								  ------     ------
	    Subtotal..........................................     313.0      280.1        12
								  ------     ------
  Reproductive and endocrinology:
     Oral contraceptives......................................      19.8       20.5        (3)
     Nafarelin................................................       3.1        6.6       (53)
     Other....................................................       2.2        2.5       (12)
								  ------     ------
	    Subtotal..........................................      25.1       29.6       (15)
								  ------     ------
  Cardio and cerebrovascular:
     Nicardipine..............................................      14.7       15.9        (8)
     Ticlopidine..............................................      13.5        8.1        67
								  ------     ------
	    Subtotal..........................................      28.2       24.0        18
								  ------     ------
  Dermatological..............................................      18.0       22.6       (20)
  Ganciclovir.................................................      19.8       19.1         4
  Other human pharmaceuticals.................................      40.2       39.6         2
  Animal Health...............................................      17.6       22.5       (22)
								  ------     ------
	  Total Pharmaceuticals...............................     461.9      437.5         6
								  ------     ------
Diagnostics...................................................      50.4       54.7        (8)
								  ------     ------
	  Total...............................................    $512.3     $492.2         4
								  ======     ======
WORLDWIDE HUMAN PHARMACEUTICAL SALES
U.S. sales....................................................    $309.8     $275.2        13
Non-U.S. sales................................................     134.5      139.8        (4)
								  ------     ------
	  Total...............................................    $444.3     $415.0         7
								  ======     ======

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

	      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
				  (UNAUDITED)

     1. The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q. Accordingly, certain information and footnotes required by generally accepted accounting principles for complete financial statements have been omitted. These interim statements should be read in conjunction with the consolidated financial statements and notes thereto included in the company's 1993 annual report to shareholders for the fiscal year ended July 31, 1993.

     The information contained herein reflects all adjustments (all of which are normal and recurring) which are, in the opinion of management, necessary to a fair statement of the results of operations, financial condition and cash flows for the interim periods.

     2. Note 13 to the consolidated financial statements in the 1993 annual report to shareholders provides information concerning contingencies related to certain pending or possible claims, legal actions, and proceedings against the company and its subsidiaries. No significant changes or developments have occurred regarding these contingencies.

     3.  Inventories consist of the following ($ in millions):

							     OCTOBER 31,      JULY 31,
								1993            1993
							     -----------     -----------
	Finished goods...................................      $  92.9         $  85.4
	In process.......................................        194.8           198.9
	Raw materials and supplies.......................         67.7            77.8
							     -----------     -----------
		  Total..................................      $ 355.4         $ 362.1
							     ==========      ==========

     4.  Property, plant and equipment consist of the following ($ in millions):

							     OCTOBER 31,      JULY 31,
								1993            1993
							     -----------     -----------
	Property, plant and equipment -- at cost.........      $1,655.9        $1,643.5
	Less accumulated depreciation and amortization...       (583.6)         (558.3)
							     -----------     -----------
	Property, plant and equipment -- net.............      $1,072.3        $1,085.2
							     ==========      ==========

     5. Included in operating expenses for the first quarter of fiscal 1993 is a restructuring charge of $180.0 million resulting principally from a decision to consolidate several of the company's chemical and pharmaceutical manufacturing plants and to reduce the worldwide workforce. The restructuring charge resulted in a reduction of $143.1 million in net income in the first quarter of fiscal 1993.

     6. The company recorded a net benefit for taxes on income of $1.9 million during the first quarter of fiscal 1994, which included a credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The company also recorded a net benefit for taxes on income of $137.9 million during the first quarter of fiscal 1993, resulting principally from the tax benefits of $36.9 million derived from the restructuring charge and a one-time benefit of $102.5 million from the reduction of certain tax reserves. Excluding the effect of the benefit, the fiscal 1994 first quarter tax rate was 6 percent, which is the company's expected effective tax rate for the remainder of fiscal 1994. The tax rate for the fiscal 1993 first quarter and full year was 4 percent, excluding the previously-mentioned tax benefits.

     7. Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" and Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." During the first quarter of fiscal 1993, the company recorded a charge of $64.6 million ($93.7 million pre-tax) representing the discounted present value of the expected cost of future healthcare benefits attributed to employees' service rendered prior to August 1, 1992. This charge represents the cumulative effect on prior years of the accounting change. The company also recorded a benefit of $63.7 million during the first quarter of fiscal 1993 as the cumulative effect on prior years of the change in accounting for income taxes, principally relating to tax credits which were not recorded under the prior accounting standard.

     8. Other nonoperating expense in the first quarter of fiscal 1994 included $3.1 million of additions to reserves relating to environmental matters. Other nonoperating expense in the first quarter of fiscal 1993 included $42.1 million of additions to reserves related to environmental matters and a charge of $10.0 million for reserves related to other contingencies.

     9. There were no repayments of commercial paper with a maturity period of greater than three months during either the first quarter of fiscal 1994 or fiscal 1993.

		    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
		       OPERATIONS AND FINANCIAL CONDITION

RESULTS OF OPERATIONS

     Earnings per share in the fiscal 1994 first quarter were $.57 compared with a loss of $(.03) in the first quarter a year ago. Net sales increased 4 percent to $512.3 million, up from $492.2 million in the first quarter of fiscal 1993.

FIRST QUARTER RESULTS
($ in millions, except per share data)

							 1Q         1Q       PERCENT
							FY94       FY93      CHANGE
						       ------     ------     ------
	Net Sales..................................    $512.3     $492.2         4
	Operating Expenses, excluding restructuring
	  charge...................................    384.0      404.6         (5)
	Restructuring Charge.......................       --      180.0        N/A
	Operating Income (Loss)....................    128.3      (92.4 )      N/A
	Net Income (Loss)..........................    126.3       (6.1 )      N/A
	Earnings (Loss) Per Share..................    $ .57      $(.03 )      N/A

     The increase in worldwide sales in the first quarter of fiscal 1994 was due to higher sales of human pharmaceutical products in the United States.

WORLDWIDE HUMAN PHARMACEUTICAL SALES
($ in millions)

							 1Q         1Q       PERCENT
							FY94       FY93      CHANGE
						       ------     ------     ------
	U.S. Sales.................................    $309.8     $275.2        13
	Non-U.S. Sales.............................    134.5      139.8         (4)
						       ------     ------
		  Total............................    $444.3     $415.0         7
						       ========   ========

     The increase in human pharmaceutical sales in the fiscal 1994 first quarter, compared with the fiscal 1993 first quarter, was due to the initial shipment of Syntex's generic naproxen and naproxen sodium in the United States, increased U.S. sales of bulk naproxen and naproxen sodium, and increased sales of Toradol(R) (ketorolac tromethamine) and Ticlid(R) (ticlopidine hydrochloride) worldwide. However, sales of branded naproxen and naproxen sodium, reproductive products, dermatological products and Cardene(R) (nicardipine hydrochloride) were lower in the fiscal 1994 first quarter compared with the year-ago quarter. Worldwide human pharmaceutical sales in the fiscal 1994 first quarter were 6 percent lower than sales in the fiscal 1993 fourth quarter.

     In the fiscal 1994 first quarter, non-United States pharmaceutical sales were $14.4 million lower than they would have been had currency exchange rates that were in effect in the first quarter of fiscal 1993 remained constant. Without this currency effect, non-U.S. pharmaceutical sales in the fiscal 1994 first quarter would have increased $9.1 million over the prior-year first quarter.

NAPROXEN/NAPROXEN SODIUM SALES
($ in millions)

							 1Q         1Q       PERCENT
							FY94       FY93      CHANGE
						       ------     ------     ------
	U.S. Sales.................................    $177.0     $147.0        20
	Non-U.S. Sales.............................     56.9       65.3        (13)
						       ------     ------
		  Total............................    $233.9     $212.3        10
						       ========   ========

     United States sales of naproxen and naproxen sodium include sales of branded Naprosyn(R) and Anaprox(R), sales of generic naproxen and naproxen sodium by Syntex subsidiary Hamilton Pharma, Inc., and sales of the bulk chemicals naproxen and naproxen sodium to other generic manufacturers. Sales of the Naprosyn and Anaprox branded products declined in the fiscal 1994 first quarter compared with sales in the fiscal 1993 first quarter. This decline was more than offset by the initial shipments of generic naproxen and naproxen sodium and increased sales of the bulk chemicals, naproxen and naproxen sodium. When compared with sales in the fiscal 1993 fourth quarter, U.S. sales of branded Naprosyn and Anaprox were lower in the fiscal 1994 first quarter.

     Sales of diagnostic products decreased 8 percent to $50.4 million in the first quarter of fiscal 1994, compared with sales of $54.7 million in the year earlier period, largely due to decreased sales of products to detect drugs-of-abuse.

     The company's gross margin percentage was 78.4 percent in the first quarter of fiscal 1994, compared with 78.9 percent in the first quarter of fiscal 1993. The decrease was primarily due to shifts in product demand from branded to bulk and generic naproxen and naproxen sodium products and to excess production capacity. The full benefit of consolidating manufacturing capacity worldwide will not be realized until fiscal 1996.

     Cost reduction efforts resulted in a decrease of selling, general and administrative (SG&A) expense to $176.3 million in the fiscal 1994 first quarter, compared with $203.1 million in the fiscal 1993 first quarter and $180.4 million in the fiscal 1993 fourth quarter. The company expects SG&A expense for fiscal 1994 to be lower than fiscal 1993 spending of $761.0 million. Research and development expense was $97.0 million in the first quarter of fiscal 1994, compared with $97.4 million in the fiscal 1993 first quarter, evidencing the company's continued commitment to investment in research and development to support both the development of compounds currently in clinical studies and the discovery of new compounds for future development.

     Operating expenses for the first quarter of fiscal 1993 included a restructuring charge of $180.0 million resulting principally from a decision to consolidate several of the company's chemical and pharmaceutical manufacturing plants and to reduce the company's worldwide workforce. The restructuring charge resulted in a reduction of $143.1 million in net income in the first quarter of fiscal 1993.

     Other nonoperating expense in the first quarter of fiscal 1994 included $3.1 million for additions to reserves related to environmental matters. Nonoperating items in the first quarter of fiscal 1993 included $42.1 million of additions to reserves related to environmental matters and a charge of $10.0 million for reserves related to other contingencies.

     The company recorded a net benefit for taxes on income of $1.9 million during the first quarter of fiscal 1994, which included a credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The company also recorded a net benefit for taxes on income of $137.9 million during the first quarter of fiscal 1993, resulting principally from the tax benefits of $36.9 million derived from the restructuring charge and a one-time benefit of $102.5 million from the reduction of certain tax reserves. Excluding the effect of the benefit, the fiscal 1994 first quarter tax rate was 6 percent, which is the company's expected effective tax rate for the remainder of fiscal 1994. The tax rate for the fiscal 1993 first quarter and full year was 4 percent, excluding the previously-mentioned tax benefits.

     The first quarter of fiscal 1993 included a $.9 million charge from the cumulative effect on prior years of the adoption of two new accounting standards. The adoption of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," resulted in a benefit of $63.7 million. This was more than offset by an after-tax charge of $64.6 million ($93.7 million pre-tax) related to the adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", for post-retirement healthcare benefits.

PATENTS

     The patents and patent applications owned by the company and its subsidiaries cover a variety of products and chemical processes. In addition, the company has a number of patent licenses from others.

     The company has a series of patents on naproxen and naproxen sodium. The principal United States patent that substantially protects these products will expire in December 1993.

FINANCIAL CONDITION

     The company continues to maintain a strong financial position and a highly liquid balance sheet. At October 31, 1993, the company had $656.3 million in cash and cash equivalents and short-term investments, which provide it with ample capacity to satisfy its cash requirements. In the first quarter of fiscal 1994, net cash of $32.3 million was provided from operating activities.

     Capital expenditures in the first quarter of 1994, primarily in the pharmaceuticals business segment, totaled $26.4 million compared with $56.8 million in the first quarter of fiscal 1993. The company plans to fund capital spending of approximately $200.0 million in fiscal 1994 through cash generated by operations and borrowings.

     Dividends paid on common shares amounted to $57.5 million in the first quarter of fiscal 1994, a decrease of 2 percent from the first quarter of fiscal 1993, as a result of the share repurchase program undertaken in fiscal 1993. The current dividend rate paid on an annualized basis is $1.04 per share.

     Management believes the company has sufficient borrowing capacity to meet its needs. The company has an A1+ and P1 rating for its commercial paper and an AA-and Aa3 bond rating from Standard and Poor's and Moody's, respectively. At October 31, 1993, commercial paper borrowings of $160.9 million were outstanding. The company has unused bank lines of credit totaling $471.7 million, of which $100 million is available for the support of commercial paper borrowings classified as long-term debt. The company's earnings for the first three months of fiscal 1994 were sufficient to cover fixed charges.

			  PART II -- OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

     See notes 2 and 8 to the Condensed Consolidated Financial Statements appearing on pages 6 and 7 of this report on Form 10-Q for a discussion of certain matters.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K
	 a.  Exhibit
	     11. Statement re computation of earnings per common share
	     12. Calculation of ratio of earnings to fixed charges
	 b.  Reports on Form 8-K

     No reports on Form 8-K were filed during the quarter for which this report is filed.

				   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					    SYNTEX CORPORATION
					    (Registrant)

					    By /s/ Richard P. Powers
						   Richard P. Powers
						   Senior Vice President and
						   Chief Financial Officer
						   and Duly Authorized Officer
						   of the Registrant

DATE: December 14, 1993

								      EXHIBIT 11

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		   COMPUTATIONS OF EARNINGS PER COMMON SHARE
				  (UNAUDITED)
		    ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

									       THREE MONTHS
										   ENDED
										OCTOBER 31,
									     -----------------
									      1993       1992
									     ------     ------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK:
  Net Income (Loss)......................................................    $126.3     $ (6.1)
									     ------     ------
  Earnings applicable to common stock....................................    $126.3     $ (6.1)
									     ------     ------
EARNINGS (LOSS) PER COMMON SHARE (AS REPORTED):
  Weighted average shares outstanding....................................     221.0      225.3
									     ------     ------
  Earnings (loss) per common share.......................................    $  .57     $ (.03)
									     ------     ------
EARNINGS (LOSS) PER COMMON SHARE (ASSUMING FULL DILUTION):*
  Weighted average shares outstanding....................................     221.0      225.3
									     ------     ------
  Shares contingently issuable for Stock Option Plans....................        .4        1.3
									     ------     ------
  Average shares and share equivalents outstanding.......................     221.4      226.6
									     ------     ------
  Earnings (loss) per common share.......................................    $  .57     $ (.03)
									     ------     ------

- ------------

* This calculation is submitted in accordance with Regulation S-K item 601(b)11 although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

								      EXHIBIT 12

		   SYNTEX CORPORATION AND SUBSIDIARY COMPANIES

		CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
				   (UNAUDITED)
		     ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

									    THREE MONTHS ENDED
									       OCTOBER 31,
									    ------------------
									     1993       1992
									    ------     -------
Income (Loss) Before Taxes on Income....................................    $124.4     $(143.1)
Adjustments:
Fixed Charges:
  Interest Expense......................................................       6.9         7.7
Add:
  Amortization of Capitalized Interest..................................        .1          .1
Less:
  Capitalized Interest..................................................       (.6)       (1.5)
									    ------     -------
Total Adjusted Income (Loss)............................................    $130.8     $(136.8)
Divided by Fixed Charges................................................       6.9         7.7
									    ------     -------
Ratio of Earnings to Fixed Charges......................................      19.0         N/A
									    ======     =======

				       13


							       APPENDIX E









		       SECURITIES AND EXCHANGE COMMISSION
			     Washington, D.C. 20549

				   FORM 10-Q
(Mark One)
[X] Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     For the Quarter Ended January 31, 1994

				      or

[ ] Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	    For the transition period from ___________to___________

COMMISSION FILE NO. 1-4269
			       SYNTEX CORPORATION
	     (Exact name of Registrant as specified in its charter)

       Republic of Panama                                    94-1566146
    (State or other jurisdiction                          (I.R.S. Employer
  of incorporation or organization)                      Identification No.)

		   3401 HILLVIEW AVENUE, PALO ALTO, CA 94304
		    (Address of principal executive office)

       Registrant's telephone number, including area code: (415) 855-5050

   Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

			      Yes   X      No
				 -------     -------

The number of shares of the Registrant's Common Stock outstanding as of February 28, 1994: 221,083,080.

			PART I -- FINANCIAL INFORMATION

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		      CONDENSED CONSOLIDATED BALANCE SHEET
			   ($ and shares in millions)


				      (Unaudited)
				       January 31              July 31
					  1994                  1993
				      -----------             --------
				    ASSETS
Current Assets:
     Cash and cash equivalents           $396.7                 $327.9
     Short-term investments               314.9                  281.7
     Trade receivables, net               226.7                  264.2
     Inventories, net                     349.6                  362.1
     Other                                193.7                  153.8
				       --------               --------
	   Total current assets         1,481.6                1,389.7
Long-term investments                     159.7                  180.9
Property, plant and equipment, net      1,078.9                1,085.2
Other assets                              273.3                  304.9
				       --------               --------
	   Total                       $2,993.5               $2,960.7
				       ========               ========

		     LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Short-term debt                     $104.4                  $82.4
     Accounts payable and accrued
      expenses                            206.6                  231.8
     Income and other taxes                89.3                   87.1
     Accrued compensation                  75.4                   97.4
     Other                                197.5                  293.8
				       --------               --------
	   Total current liabilities      673.2                  792.5
Noncurrent liabilities                    425.4                  378.0
Long-term debt                            590.7                  590.8
				       --------               --------
     Total Liabilities                  1,689.3                1,761.3
				       --------               --------
Contingencies (see notes)
Shareholders' Equity:
     Common stock (shares issued
       --240.9)                           240.9                  240.9
     Retained earnings                  1,577.2                1,471.5
     Cumulative translation
       adjustments                        (19.8)                 (16.9)
     Common stock in treasury
       --at cost (shares in
       treasury 1994 and 1993--19.9)     (494.1)                (496.1)
				       --------               --------
	   Total shareholders' equity   1,304.2                1,199.4
				       --------               --------
	   Total                       $2,993.5               $2,960.7
				       ========               ========

See accompanying notes to condensed consolidated financial statements.


		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		   CONDENSED CONSOLIDATED STATEMENT OF INCOME
				  (Unaudited)
		     (in millions except per-share amounts)

						    Three Months Ended      Six Months Ended
							 January 31            January 31
						     -----------------    --------------------
						      1994       1993       1994         1993
						     ------     ------    --------      ------
Net Sales                                            $489.1     $505.5    $1,001.4      $997.7
						     ------     ------    --------      ------
Costs and expenses:
 Costs of goods sold                                  118.5       96.2       229.2       200.3
 Selling, general and administrative                  170.0      187.6       346.3       390.7
 Research and development                              99.1      100.1       196.1       197.5
 Restructuring charge                                    --         --          --       180.0
						     ------     ------    --------      ------
    Total                                             387.6      383.9       771.6       968.5
						     ------     ------    --------      ------
Operating income                                      101.5      121.6       229.8        29.2
						     ------     ------    --------      ------
Nonoperating income (expense):
 Interest income                                        8.8        9.9        17.4        21.5
 Interest expense                                      (6.9)      (7.4)      (13.2)      (13.7)
 Other -- net                                          (1.5)         --       (7.7)      (56.0)
						     ------     ------    --------      ------
    Total                                               0.4        2.5        (3.5)      (48.2)
						     ------     ------    --------      ------
Income (loss) before taxes on income and
     cumulative effect of accounting changes          101.9      124.1       226.3       (19.0)
Provision (benefit) for taxes on income                 6.1        5.0         4.2      (132.9)
						     ------     ------    --------      ------
Income before cumulative effect of accounting
     changes                                           95.8      119.1       222.1       113.9
Cumulative effect of accounting changes, net
     of tax                                              --         --          --        (0.9)
						     ------     ------    --------      ------
Net income                                            $95.8     $119.1      $222.1      $113.0
						     ======     ======    ========      ======

Shares used in computing earnings per
     common share (see Exhibit 11)                    221.0      222.3       221.0       223.7
						     ======     ======    ========      ======
Earnings per common share                             $0.43      $0.54       $1.00       $0.51
						     ======     ======    ========      ======
Dividends per common share                            $0.26      $0.26       $0.52       $0.52
						     ======     ======    ========      ======


See accompanying notes to condensed consolidated financial statements.


		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
				  (Unaudited)
				($ in millions)



						     Six Months Ended
							January 31
						    -----------------
						     1994       1993
						    ------     ------
Net Cash Provided from Operating Activities         $264.2     $135.4
						    ------     ------
Cash Provided (Used) in Investing Activities:
 Capital expenditures                                (65.3)    (100.6)
 Purchase of short-term investments                 (146.0)    (148.6)
 Proceeds from short-term investments                181.0      306.7
 Purchase of long-term investments                   (47.1)     (16.7)
 Other investing activities                          (24.6)       0.0
						    ------     ------
  Net Cash Provided (Used) in Investing Activities  (102.0)      40.8
						    ------     ------
Cash Provided (Used) in Financing Activities:
 Net change in short-term debt                        22.3      (93.2)
 Repayment of long-term debt                          (0.1)    (103.7)
 Proceeds from issuance of long-term debt              0.7      100.8
 Payment of dividends                               (114.9)    (117.0)
 Common shares repurchased                              --     (124.7)
 Other financing activities                            0.6        4.6
						    ------     ------
  Net Cash Used in Financing Activities              (91.4)    (333.2)
						    ------     ------
Effect of exchange rate changes on cash               (2.0)      (1.5)
						    ------     ------
Increase (Decrease) in Cash and Cash Equivalents      68.8     (158.5)

Cash and Cash Equivalents at Beginning of Period     327.9      296.3
						    ------     ------
Cash and Cash Equivalents at End of Period          $396.7     $137.8
						    ======     ======

See accompanying notes to condensed consolidated financial statements.


		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		     SALES BY LOCATION AND BUSINESS SEGMENT
				  (Unaudited)
				($ in millions)


						       Three Months                             Six Months
						     Ended January 31                        Ended January 31
						     ----------------         Percent       -------------------         Percent
						      1994       1993         Change          1994        1993          Change
						     ------     ------        -------       --------     ------         ------
LOCATION
U.S. sales                                           $327.9     $348.4          (6)           $682.8     $676.6           1
Non-U.S. sales                                        161.2      157.1           3             318.6      321.1          (1)
						     ------     ------                      --------     ------
    Total                                            $489.1     $505.5          (3)         $1,001.4     $997.7          --
						     ======     ======                      ========     ======

BUSINESS SEGMENT
Pharmaceuticals:
  Pain and inflammation:
     Naproxen/Naproxen Sodium
	   U.S. sales                                $126.7     $156.3         (19)           $303.7     $303.3          --
	   Non-U.S. sales                              60.6       61.4          (1)            117.5      126.7          (7)
						     ------     ------                      --------     ------
	      Total Naproxen/Naproxen Sodium          187.3      217.7         (14)            421.2      430.0          (2)
						     ------     ------                      --------     ------
     Ketorolac
	   U.S. sales
	      Oral                                     34.4       31.6           9              66.9       55.8          20
	      Intramuscular                            30.9       31.1          (1)             60.2       59.3           1
	   Non-U.S. sales                              15.0       15.5          (4)             32.3       30.9           4
						     ------     ------                      --------     ------
	      Total Ketorolac                          80.3       78.2           3             159.4      146.0           9
						     ------     ------                      --------     ------
		 Subtotal                             267.6      295.9         (10)            580.6      576.0           1
						     ------     ------                      --------     ------
     Reproductivity and endocrinology:
	   Oral contraceptives                         17.7       20.6         (14)             37.5       41.1          (9)
	   Nafarelin                                    3.9        5.6         (30)              7.0       12.2         (42)
	   Other                                        2.6        2.8          (7)              4.8        5.3          (9)
						     ------     ------                      --------     ------
		 Subtotal                              24.2       29.0         (17)             49.3       58.6         (16)
						     ------     ------                      --------     ------
     Cardio and cerebrovascular:
	   Nicardipine                                 20.5       17.8          15              35.2       33.7           5
	   Ticlopidine                                 17.7       10.4          70              31.2       18.5          68
						     ------     ------                      --------     ------
		 Subtotal                              38.2       28.2          35              66.4       52.2          27
						     ------     ------                      --------     ------
     Dermatological                                    18.7       21.7         (14)             36.7       44.3         (17)
     Ganciclovir                                       24.3       19.6          24              44.1       38.7          14
     Other human pharmaceuticals                       47.6       41.9          14              87.8       81.5           8
     Animal Health                                     18.0       18.2          (1)             35.6       40.7         (13)
						     ------     ------                      --------     ------
	      Total Pharmaceuticals                   438.6      454.5          (4)            900.5      892.0           1
						     ------     ------                      --------     ------
   Diagnostics                                         50.5       51.0          (1)            100.9      105.7          (5)
						     ------     ------                      --------     ------
	      Total                                  $489.1     $505.5          (3)         $1,001.4     $997.7          --
						     ======     ======                      ========     ======

WORLDWIDE HUMAN PHARMACEUTICAL SALES
U.S. sales                                           $281.8     $300.9          (6)           $591.6     $576.1           3
Non-U.S. sales                                        138.8      135.4           3             273.3      275.2          (1)
						     ------     ------                      --------     ------
	      Total                                  $420.6     $436.3          (3)           $864.9     $851.3           2
						     ======     ======                      ========     ======


		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
	      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
				  (Unaudited)

1. The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q. Accordingly, certain information and footnotes required by generally accepted accounting principles for complete financial statements have been omitted. These interim statements should be read in conjunction with the consolidated financial statements and notes thereto included in the company's 1993 annual report to shareholders for the fiscal year ended July 31, 1993.

     The information contained herein reflects all adjustments (all of which are normal and recurring) which are, in the opinion of management, necessary to a fair statement of the results of operations, financial condition and cash flows for the interim periods.

2. Note 13 to the consolidated financial statements in the 1993 annual report to shareholders provides information concerning contingencies related to certain pending or possible claims, legal actions, and proceedings against the company and its subsidiaries. No significant changes or developments have occurred regarding these contingencies.

3.   Inventories consist of the following ($ in millions):

						   January 31   July 31
						      1994        1993
						   ----------   -------
     Finished goods                                   $85.9       $85.4
     In process                                       193.8       198.9
     Raw materials and supplies                        69.9        77.8
						     ------      ------
	   Total                                     $349.6      $362.1
						     ======      ======


4.   Property, plant and equipment consist of the following ($ in millions):

						  January 31    July 31
						     1994         1993
						  ----------    --------
     Property, plant and equipment - at cost       $1,686.5     $1,643.5
     Less accumulated depreciation
	   and amortization                          (607.6)      (558.3)
						   --------     --------
	   Property, plant and equipment - net     $1,078.9     $1,085.2
						   ========     ========


5. Included in operating expenses for the first half of fiscal 1993 is a first quarter restructuring charge of $180.0 million resulting principally from a decision to consolidate several of the company's chemical and pharmaceutical manufacturing plants and to reduce the worldwide workforce. The restructuring charge resulted in a reduction of $143.1 million in net income in the first half of fiscal 1993.

6. The company recorded a net provision of $4.2 million for taxes on income during the first half of fiscal 1994, which included a first quarter credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The company also recorded a net benefit of $132.9 million for taxes on income during the first half of fiscal 1993, resulting principally from the first quarter tax benefits of $36.9 million derived from the restructuring charge and a one-time benefit of $102.5 million from the reduction of certain tax reserves. Excluding the effect of the benefit, the effective income tax rate for the second quarter and first half of fiscal 1994 was 6 percent, which is the company's expected effective tax rate for the remainder of fiscal 1994. The income tax rate for the fiscal 1993 second quarter and full year was 4 percent, excluding the previously-mentioned tax benefits.

7. Effective August 1, 1992, the company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" and Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." During the first quarter of fiscal 1993, the company recorded a charge of $64.6 million ($93.7 million pre-tax) representing the discounted present value of the expected cost of future healthcare benefits attributed to employees' service rendered prior to August 1, 1992. This charge represents the cumulative effect on prior years of the accounting change. The company also recorded a benefit of $63.7 million during the first quarter of fiscal 1993 as the cumulative effect on prior years of the change in accounting for income taxes, principally relating to tax credits which were not recorded under the prior accounting standard.

8. Other nonoperating expense in the first quarter and half of fiscal 1994 included $3.1 million of additions to reserves relating to environmental matters. Other nonoperating expense in the first half of fiscal 1993 included $42.4 million of additions to reserves related to environmental matters, of which $42.1 million was recorded in the first quarter. Other nonoperating expense in the first quarter and half of fiscal 1993 also included a charge of $10.0 million for reserves related to other contingencies.

9. There were no repayments of commercial paper with a maturity period of greater than three months during the first half of either fiscal 1994 or fiscal 1993.


		    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
		       OPERATIONS AND FINANCIAL CONDITION


RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED JANUARY 31, 1994, COMPARED WITH THE SAME PERIOD IN FISCAL 1993

Earnings per share in the second quarter of the company's 1994 fiscal year were $.43 compared with $.54 in the second quarter a year ago. Net sales decreased 3 percent to $489.1 million, down from $505.5 million in the second quarter of fiscal 1993.

SECOND QUARTER RESULTS
($ in millions, except per share data)

						     Three Months Ended
							 January 31
						     -----------------      Percent
						      1994       1993       Change
						     ------     ------      -------
Net Sales                                            $489.1     $505.5         (3)
Operating Expenses                                    387.6      383.9          1
Operating Income                                      101.5      121.6        (17)
Net Income                                             95.8      119.1        (20)
Earnings Per Share                                    $0.43      $0.54        (20)

The decline in earnings in the second quarter of fiscal 1994 compared with the second quarter a year ago was due primarily to the loss of U.S. market share of Naprosyn(R) (naproxen) and Anaprox(R) (naproxen sodium) branded products to lower-priced generic naproxen and naproxen sodium products, including those sold by Hamilton Pharma, Inc., a Syntex subsidiary.

The last principal U.S. patent for Naprosyn and Anaprox, the company's leading products, expired during the fiscal 1994 second quarter on December 21, 1993. The patents elsewhere in the world expired a number of years ago.

Earnings declined at a greater rate than sales in the fiscal 1994 second quarter compared with the prior-year quarter due to a shift in product demand from the higher-margin branded products to the lower-margin generic and bulk naproxen and naproxen sodium products and to excess production capacity in the company's chemical and pharmaceutical manufacturing plants. In the fiscal 1994 second quarter, the company's gross profit margin was 75.8 percent, down from
81.0 percent in the second quarter of fiscal 1993.


WORLDWIDE HUMAN PHARMACEUTICAL SALES
($ in millions)

						    Three Months Ended
							 January 31
						     -----------------         Percent
						      1994       1993          Change
						     ------     ------         -------
U.S. Sales                                           $281.8     $300.9           (6)
Non-U.S. Sales                                        138.8      135.4            3
						     ------     ------
     Total                                           $420.6     $436.3           (3)
						     ======     ======


Worldwide human pharmaceutical sales decreased 3 percent in the second quarter of fiscal 1994 compared to the prior-year second quarter due primarily to the decline of Naprosyn and Anaprox sales in the United States. In the fiscal 1994 second quarter, non-United States pharmaceutical sales were $8.3 million lower than they would have been had currency exchange rates that were in effect in the second quarter of fiscal 1993 remained constant.

NAPROXEN/NAPROXEN SODIUM SALES
($ in millions)

						    Three Months Ended
							January 31
						     -----------------        Percent
						      1994       1993         Change
						     ------     ------        -------
U.S. Sales                                           $126.7     $156.3          (19)
Non-U.S. Sales                                         60.6       61.4           (1)
						     ------     ------
     Total                                           $187.3     $217.7          (14)
						     ======     ======

United States sales of naproxen and naproxen sodium include sales of branded Naprosyn and Anaprox, sales of generic naproxen and naproxen sodium by Hamilton Pharma, Inc., and sales of the bulk chemicals naproxen and naproxen sodium to non-related generic manufacturers. Hamilton Pharma, Inc., began selling generic naproxen and naproxen sodium in October 1993.

January 1994 is the first full month in which non-Syntex generic competition for naproxen and naproxen sodium occurred in the United States following patent expiration in the United States in December 1993.

Independent audit data for the United States indicate that the share of new prescriptions for all forms of naproxen in the prescription, nonsteroidal anti-inflammatory anti-arthritis market for the month of January 1994 was 17.4 percent; in December 1993, the share was 17.2 percent; and in January 1993, before any generic products were available, the share was 17.6 percent. Of the new prescriptions filled for the naproxen molecule in January 1994, 64 percent were filled with generic naproxen sold by Hamilton Pharma, Inc., 31 percent were filled with branded Naprosyn and 5 percent were filled with generic naproxen sold by non-related companies.

The rate of shift from brand to generic in the case of Naprosyn is more rapid than any previous prescription product after patent expiration as far as the company is aware. The company believes that changes in the healthcare environment are contributing to this shift.

Following the expiration of the U.S. patent for Naprosyn and Anaprox, the company now faces competition from approximately 10 companies marketing generic naproxen and/or naproxen sodium. This competition has resulted in a shift from branded to generic products and in a fast and steep decline in the price of generic naproxen and naproxen sodium, including the price of the products sold by the company's Hamilton subsidiary.

With the advent of so many companies now supplying naproxen and naproxen sodium, customer inventories for those products in the United States appear to be at levels higher than the current market demand. Most of the companies marketing generic forms of naproxen and naproxen sodium in the United States are purchasing bulk chemicals from Syntex.

Given the negative impact of the Naprosyn/Anaprox patent expiration, which was not fully reflected in the fiscal 1994 second quarter because the patent expired mid-quarter but which is expected to continue, the company expects that the next two years will be difficult years. Syntex and The Procter &
Gamble Company received clearance from the United States Food and Drug Administration in January 1994 to market ALEVE(R), a new over-the-counter
(OTC) pain reliever with naproxen sodium as its key ingredient, in the United States.

ALEVE has three years of marketing exclusivity from the date of approval.
Heavy up-front marketing expenses will prevent the company from realizing profits on ALEVE for the first few years, but the company believes that once established in the marketplace, OTC products have the potential to be profitable for decades. The U.S. market for OTC analgesics is estimated at $2.7 billion in annual sales.

KETOROLAC

Worldwide sales of Toradol(R) (ketorolac tromethamine) in the second quarter of fiscal 1994 increased 3 percent over the 1993 second quarter.

In 1993, regulatory authorities in Germany and France suspended the product license pending further review of available worldwide ketorolac usage data, and in the case of France, pending further deliberations of the European Committee for Proprietary Medicinal Products (CPMP). Final results of a U.S. epidemiology study of 10,000 hospitalized patients treated with intramuscular injectable ketorolac compared with 10,000 patients treated with injectable opioid analgesics have been submitted to regulatory agencies and the CPMP. The CPMP is expected to discuss the worldwide safety data as well as the results of the epidemiology study data at a meeting in March.

The company believes that the data from controlled clinical trials, from worldwide post-marketing reports and from the large retrospective U.S. epidemiological study offer strong evidence that ketorolac has a favorable risk/benefit profile when prescribed for properly selected patients and used according to the product label.

OTHER PRODUCTS

Sales of Cytovene(R) (ganciclovir sodium), Cardene(R) (nicardipine hydrochloride) and Ticlid(R) (ticlopidine hydrochloride) increased in the fiscal 1994 second quarter over the prior-year second quarter. However, second quarter fiscal 1994 sales of oral contraceptives, dermatological products and Synarel(R) (nafarelin acetate) declined from sales levels in the second quarter last year.

EXPENSES

Selling, general and administrative (SG&A) expense decreased 9 percent to $170.0 million in the fiscal 1994 second quarter from $187.6 million in the second quarter a year ago. As a result of efforts to reduce costs, second quarter fiscal 1994 SG&A spending was at the lowest level since the second quarter of fiscal 1991.

Research and development expense decreased 1 percent to $99.1 million in the fiscal 1994 second quarter, compared with $100.1 million in the fiscal 1993 second quarter.

RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JANUARY 31, 1994,
COMPARED WITH THE SAME PERIOD IN FISCAL 1993

Earnings per share for the first six months of fiscal 1994 increased 96 percent to $1.00 compared with $0.51 for the same period a year ago. Sales increased slightly to $1,001.4 million, up from $997.7 million in the fiscal 1993 period.

			     SIX MONTH RESULTS
		  ($ in millions, except per share data)

						    Six Months Ended
							January 31
						   -------------------        Percent
						     1994        1993         Change
						   --------     ------        -------
Net Sales                                          $1,001.4     $997.7           --
Operating Expenses
   excluding restructuring charge                     771.6      788.5           (2)
Restructuring Charge                                     --      180.2         (100+)
Operating Income                                      229.8       29.2          100+
Net Income                                            222.1      113.0           97
Earnings Per Share                                    $1.00      $0.51           96

The increase in worldwide sales in the first half of fiscal 1994 was primarily due to higher sales of human pharmaceutical products in the United States, partially offset by lower sales outside the United States. United States sales of naproxen and naproxen sodium were $303.7 million in the first half of fiscal 1994 compared with $303.3 million in the first half of fiscal 1993. However, the last patent on these products expired in the United States on December 21, 1993, and sales during the second fiscal quarter of fiscal 1994 were lower than fiscal 1993. (See previous discussion.) Sales of ketorolac intramuscular injectable and oral tablets, nicardipine, ticlopidine, and ganciclovir increased in the first half of fiscal 1994 compared with the prior year period. However, sales of dermatologic, reproductive and endocrinology products declined in the first half of fiscal 1994 as compared with the prior year period.

WORLDWIDE HUMAN PHARMACEUTICAL SALES
($ in millions)

						      Six Month Ended
							January 31
						     -----------------         Percent
						      1994       1993          Change
						     ------     ------         -------
U.S. Sales                                           $591.6     $576.1            3
Non-U.S. Sales                                        273.3      275.2           (1)
						     ------     ------
     Total                                           $864.9     $851.3            2
						     ======     ======

NAPROXEN/NAPROXEN SODIUM SALES
($ in millions)

						      Six Month Ended
							January 31
						     -----------------         Percent
						      1994       1993          Change
						     ------     ------         -------
U.S. Sales                                           $303.7     $303.3           --
Non-U.S. Sales                                        117.5      126.7           (7)
						     ------     ------
     Total                                           $421.2     $430.0           (2)
						     ======     ======

Sales of diagnostic products decreased 5 percent to $100.9 million in the first half of fiscal 1994 compared with sales of $105.7 million in the year earlier period.

The company's gross margin percentage was 77.1 percent in the first half of fiscal 1994, compared with 79.9 percent in the first half of fiscal 1993. As discussed under Second Quarter Results, the decrease is primarily due to a shift in product demand from the higher-margin branded products to the lower-margin generic and bulk naproxen and naproxen sodium products and to excess capacity in the company's chemical and pharmaceutical manufacturing plants.

Operating expenses for the first half of fiscal 1993 included a restructuring charge of $180.0 million resulting principally from a decision to consolidate several of the company's chemical and pharmaceutical manufacturing plants and to reduce the company's worldwide workforce. The restructuring charge resulted in a reduction of $143.1 million in net income in the first half of fiscal 1993.

Other nonoperating expense in the first half of fiscal 1994 included $3.1 million for additions to reserves related to environmental matters. Nonoperating items in the first half of fiscal 1993 included $42.4 million of additions to reserves related to environmental matters and a charge of $10.0 million for reserves related to other contingencies.

The company recorded a net provision for taxes on income of $4.2 million during the first half of fiscal 1994, which included a first quarter credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The company also recorded a net benefit for taxes on income of $132.9 million during the first half of fiscal 1993, resulting principally from the first quarter tax benefits of $36.9 million derived from the restructuring charge and a one-time benefit of $102.5 million from the reduction of certain tax reserves. Excluding the effect of the benefit, the fiscal 1994 first half tax rate was 6 percent, which is the company's expected effective tax rate for the remainder of fiscal 1994. The tax rate for the fiscal 1993 first half and full year was 4 percent, excluding the previously-mentioned tax benefits.

The first half of fiscal 1993 included a $0.9 million charge from the cumulative effect on prior years of the adoption of two new accounting standards. The adoption of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," resulted in a benefit of $63.7 million. This was more than offset by an after-tax charge of $64.6 million ($93.7 million pre-tax) related to the adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", for post-retirement healthcare benefits.


PATENTS

The patents and patent applications owned by the company and its subsidiaries cover a variety of products and chemical processes. In addition, the company has a number of patent licenses from others.

The last principal United States patent on naproxen and naproxen sodium expired in December 1993.

FINANCIAL CONDITION

The company continues to maintain a strong financial position and a highly liquid balance sheet. At January 31, 1994, the company had $711.6 million in cash and cash equivalents and short-term investments, which provide it with ample capacity to satisfy its cash requirements. In the first half of fiscal 1994, net cash of $264.2 million was provided from operating activities.

Capital expenditures in the first half of fiscal 1994, primarily in the pharmaceuticals business segment, totaled $65.3 million compared with $100.6 million in the first half of fiscal 1993. The company plans to fund capital spending of approximately $175.0 million in fiscal 1994 through cash generated by operations and borrowings.

Dividends paid on common shares amounted to $114.9 million in the first half of fiscal 1994, a decrease of 2 percent from the first half of fiscal 1993, as a result of the share repurchase program undertaken in fiscal 1993. The current dividend rate paid on an annualized basis is $1.04 per share.

Management believes the company has sufficient borrowing capacity to meet its needs. The company has an A1+ rating for its commercial paper and an AA- bond rating from Standard and Poor's. The company has a P1 rating for its commercial paper from Moody's. As of March 9, 1994, Moody's revised the company's bond rating to A2.

At January 31, 1994, commercial paper borrowings of $114.5 million were outstanding. The company has unused bank lines of credit totaling $461.0 million, of which $100 million is available for the support of commercial paper borrowings classified as long-term debt. The company's earnings for the first six months of fiscal 1994 were sufficient to cover fixed charges.


			  PART II -- OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

	 See notes 2 and 8 to the Condensed Consolidated Financial Statements appearing on pages 6 and 7 of this report on Form 10-Q for a discussion of certain matters.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

	 The following votes were cast for and withheld from the nominees for director at the annual meeting of shareholders held on December 6, 1993:

					  Shares Voted
Nominee                                        For           Withheld
- -------                                   ------------       ---------
Dana G. Leavitt                            179,980,951       4,410,852
Robert S. Miller, Jr.                      179,747,902       4,643,903
Miriam Stoppard                            179,657,476       4,734,329
James N. Wilson                            180,093,207       4,298,598

	 Two proposals were submitted to the shareholders at the annual meeting. The first proposal, to amend the Syntex Corporation 1984 Stock Option and Stock Appreciation Rights Plan, was approved by a vote of 168,134,142 shares in favor, 14,104,662 shares opposed, and 2,153,001 shares abstaining. The second proposal, to adopt the Syntex Corporation Call-to-Action Incentive Plan, was approved by a vote of 168,324,169 shares in favor, 13,937,068 shares opposed, and 2,130,568 shares abstaining.


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     a.  Exhibit

	 3.   Articles and By-Laws
	      By-Laws of Syntex Corporation, as last amended December 6, 1993,
	 10.  Material Contracts
	 a) Syntex Corporation 1984 Stock Option and Stock Appreciation Rights Plan (As Amended July 29, 1993)
	 b) Amendment to Syntex US Employee Supplemental Retirement Savings Plan (Effective as of January 1, 1994)
	 11.  Statement re computation of earnings per common share
	 12.  Calculation of ratio of earnings to fixed charges

     b.  Reports on Form 8-K

	 No reports on Form 8-K were filed during the quarter for which this report is filed.


				   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					   SYNTEX CORPORATION
					   (Registrant)


					   By /s/ Richard P. Powers
					      -------------------------------
						  Richard P. Powers
						  Senior Vice President and
						  Chief Financial Officer
						  and Duly Authorized Officer
						  of the Registrant


DATE:  March 11, 1994



				     -15-












								   EXHIBIT 3



AS OF 12-06-93







______________________________________________________________________________
______________________________________________________________________________



				    BY-LAWS


				       OF


			       SYNTEX CORPORATION



			      ___________________


			     Adopted July 22, 1957

			 As Amended to December 6, 1993


  ______________________________________________________________________________
  ______________________________________________________________________________







				    BY-LAWS

				       OF

			       SYNTEX CORPORATION


				   ARTICLE I

				  STOCKHOLDERS



	 SECTION 1. Annual Meeting. The Annual Meeting of the stockholders of the Corporation shall be held at 11:00 o'clock in the forenoon, local time, on the second Friday in December, or on such other date as the Board of Directors may from time to time determine, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

	 SECTION 2. Special Meetings. Special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board, or the President for the transaction of such business as may be properly brought before the meeting.

	 SECTION 3. Place of Meeting. Every annual meeting of the stockholders and every other meeting of the stockholders shall be held at such location as the Board of Directors from time to time by resolution may determine.

	 SECTION 4. Notice of Meeting. Whenever an annual or special meeting of the stockholders is to be held, the Chairman of the Board or a Vice Chairman of the Board or the President or a Vice President or the Secretary or an Assistant Secretary shall sign a written notice thereof. Such notice shall state the purpose or purposes for which the meeting is called and the time when and the place where it is to be held, and a copy thereof shall be served either personally or by mail upon each stockholder of record entitled to vote at such meeting not less than ten or more than sixty days before the meeting. If mailed, it shall be directed to a stockholder at his address as it appears on the Stock Register unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. Stockholders shall be given at least thirty (30) days notice of any annual or special meeting of stockholders unless the Board of Directors, the Chairman of the Board, any Vice Chairman of the Board, or the President prescribes otherwise.

	 SECTION 5. Quorum. At any meeting of the stockholders, the holders of a majority in number of the shares of stock of the Corporation, issued and outstanding and entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number of shares shall be required by law, by the Articles of Incorporation or by these By-Laws and in that case the representation of the number of shares so required shall constitute a quorum.
	 If the holders of the number of shares of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed, the holders of a majority in number of the shares of stock of the Corporation present in person or by proxy may adjourn the meeting from time to time without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall be present, and at any such adjourned meeting at which a quorum shall be present, any business may be transacted at the meeting as originally noticed.

	 SECTION 6. Organization. The Chairman of the Board, or in his absence, any Vice Chairman of the Board, or in his absence, the President or, in his absence, any Vice President, shall call meetings of the stockholders to order, and shall act as Chairman of such meetings. In the absence of the Chairman of the Board, all Vice Chairmen of the Board, the President and all Vice Presidents, the stockholders present in person or by proxy shall elect a Chairman.
	 The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as Secretary of all meetings of the stockholders; but in the absence of the Secretary and of all Assistant Secretaries at any meeting of the stockholders, the Chairman may appoint any person to act as Secretary of the meeting.

	 SECTION 7. Qualification of Voters. The Board of Directors may prescribe a period, not exceeding forty days prior to the date of meetings of the stockholders during which no transfer of stock on the books of the Corporation may be made; or in lieu of prohibiting the transfer of stock may fix a time not more than forty days prior to the date of any meeting of stockholders as the time as of which stockholders entitled to notice of and to vote at such meeting shall be determined, and all persons who were holders of record of voting stock at such time and no others shall be entitled to notice of and to vote at such meeting.

	 SECTION 8. Voting. Unless otherwise provided in the Articles of Incorporation or other certificates filed pursuant to law, every stockholder of record shall be entitled at every meeting of the Corporation to one vote in person or by proxy for every share standing in his name on the books of the Corporation. No vote shall be given upon any stock while owned by the Corporation or that is acquired in violation of applicable law, nor shall any stock so owned be counted in determining if a quorum is present at any meeting. The votes for Directors, and, upon the demand of any stockholder, the votes upon any question before the meeting, shall be by ballot.

	 SECTION 9. Inspectors. The Board of Directors shall appoint at least two Inspectors of Election to serve at any election of Directors by stockholders or in any other case in which Inspectors may act. If Inspectors of Election are not so appointed and a stockholder present and entitled to vote at such meeting requests that Inspectors be appointed, or if any Inspector so appointed shall be absent or fail to act, or if his office becomes vacant, such Inspector or Inspectors shall be appointed by the person presiding at the meeting, provided, however, that if any stockholder shall demand an election, such Inspector or Inspectors shall be elected by the votes cast in person or by proxy by the holders of record of a plurality of the shares voted at the meeting, and the person presiding at the meeting shall conduct such election. The Inspectors appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall be sworn faithfully to execute the duties of Inspectors at such meeting with strict impartiality, and according to the best of their ability, and the oath so taken shall be subscribed by them.


				   ARTICLE II
			       BOARD OF DIRECTORS

	 SECTION 1. Number and Term of Office. The business of the Corporation shall be managed by a Board of thirteen Directors, who need not be stockholders of the Corporation or residents or citizens of the Republic of Panama. The Directors shall, except as hereinafter otherwise provided for filling vacancies, be elected by ballot at the annual meeting of the stockholders (at which a quorum is present) by a plurality of the votes cast at such election, and shall continue in office until their respective successors shall have been elected and shall qualify. If pursuant to a change in these By-Laws, the number of Directors be increased, the additional Directors may be elected by a majority of the Directors in office at the time of the increase, or, if not so elected prior to the next annual meeting of stockholders, they shall be elected by vote of the stockholders.

	 SECTION 2. Vacancies. Any vacancy occurring in the Board of Directors, between terms, by reason of death, resignation, disqualification or otherwise may be filled by the affirmative vote of a majority of the Directors in office when such vote is taken. Any Directors elected to fill a vacancy shall hold office for the unexpired term of the Director whose place shall be so vacated and until the successor of the Director so elected shall have been elected and shall qualify.

	 SECTION 3. Place of Meeting. The Board of Directors may hold their meetings and may have an office and keep the books of the Corporation (except as may be otherwise provided by law) in such place or places as the Board from time to time by resolution may determine.

	 SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time as the Board of Directors may from time to time by resolution determine. No notice shall be required for any such regular meeting of the Board of Directors; but a copy of every resolution fixing or changing the time or place of such meetings shall be mailed to every Director at least five days before the first meeting held in pursuance thereof.

	 SECTION 5. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, or any Vice Chairman of the Board, or the President, or by one-third or more of the Directors for the time being in office. The Secretary or an Assistant Secretary shall give notice of the time and place of holding each special meeting by mailing the same at least two days before the meeting or by telegraphing the same at least one day before the meeting, to each Director, but such notice may be waived by any Director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted.

	 SECTION 6. Quorum. At all meetings of the Board of Directors four Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors. If at any meeting of said Board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time.

	 SECTION 7. Finance Committee. The Board of Directors may by resolution designate from among its own members a Finance Committee to consist of at least three members. The Finance Committee shall designate from among its own members a Chairman of said Committee. The Finance Committee shall hold its meetings on such notice and at such time and place as the Chairman thereof may designate, and a majority shall constitute a quorum for the transaction of business. The Finance Committee shall have such powers, functions and duties as may be determined from time to time by the Board of Directors.

	 SECTION 8. Compensation and Benefits Committee. The Board of Directors may by resolution designate from among its own members a Compensation and Benefits Committee to consist of at least three members, none of whom shall be officers or employees of the Corporation or any of its subsidiaries. The Compensation and Benefits Committee shall designate from among its own members a Chairman of said Committee. The Compensation and Benefits Committee shall hold its meetings on such notice and at such time and place as the Chairman thereof may designate, and a majority shall constitute a quorum for the transaction of business. The Compensation and Benefits Committee shall have such powers, functions and duties as may be determined from time to time by the Board of Directors.

	 SECTION 9. Audit Committee. The Board of Directors may by resolution designate from among its own members an Audit Committee to consist of at least three, and no more than five, members, all of whom shall be independent of management and free from any relationship that in the opinion of the Board of Directors, would interfere with the exercise of independent judgement as Audit Committee members. The Audit Committee shall designate from among its own members a Chairman of said Committee. The Audit Committee shall hold its meetings on such notice and at such time and place as the Chairman thereof may designate, and two members shall constitute a quorum for the transaction of business. The Audit Committee shall have such powers, functions and duties as may be determined from time to time by the Board of Directors.

	 SECTION 10. Nominating Committee. The Board of Directors may by resolution designate from among its own members a Nominating Committee to consist of at least three members. The Nominating Committee shall designate from among its own members a Chairman of said Committee. The Nominating Committee shall hold its meetings on such notice and at such time and place as the Chairman thereof may designate, and a majority shall constitute a quorum for the transaction of business. The Nominating Committee shall have such powers, functions and duties as may be determined from time to time by the Board of Directors.

	 SECTION 11. Directors Emeritus. The Board of Directors may from time to time appoint a retired Director or retired Directors to the honorary position of Director Emeritus, to act in an advisory capacity to the Board in such matters as the Chairman may request. Directors Emeritus shall not be elected by the stockholders and shall not be entitled to vote on matters presented to the Board. Directors Emeritus shall not have the duties or responsibilities of Directors but rather of advisors to the Corporation and shall not be personally liable to the Corporation or its stockholders for monetary damages on account of their acts or omissions as Directors Emeritus other than acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Directors Emeritus shall not be counted in establishing a quorum for the transaction of business.




				  ARTICLE III
				    OFFICERS

	 SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, one or more Vice Chairmen of the Board, a President, one or more Vice Presidents, a Treasurer and a Secretary. At the discretion of the Board of Directors, the Corporation may have one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board of Directors may deem advisable. All such officers shall be elected by the Board of Directors at the first meeting of the Board following each annual meeting of the stockholders. The Chairman of the Board, all Vice Chairmen of the Board, and the President shall be members of the Board of Directors; the other officers may but need not be Directors. The officers of the Corporation (in addition to their powers and duties as set forth in these By-Laws) shall respectively have such authority and perform such duties, subject to the control of the Board of Directors, as from time to time may be prescribed by the Board of Directors. All officers, agents and employees shall be subject to removal at any time by a majority vote of the Board of Directors, and all agents and employees other than officers elected or appointed by the Board of Directors shall also be subject to removal at any time by the officer appointing them.

	 SECTION 2. Powers and Duties of the Chairman of the Board. The Chairman of the Board, subject to the control of the Board of Directors, shall be the chief executive officer of the Corporation and shall have general charge and control of all of its business and affairs. He shall preside at all meetings of the stockholders and of the Board of Directors. He shall from time to time secure information concerning the business and affairs of the Corporation and shall promptly lay such information before the Board of Directors. He shall communicate to the said Board all matters presented by any officer of the Corporation for its consideration, and shall from time to time communicate to the officers such action of the Board of Directors as may in his judgment affect the performance of their official duties.
	 The Chairman of the Board may sign certificates for shares of stock with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and may sign and execute contracts in the name of the Corporation when authorized so to do by the Board of Directors.

	 SECTION 3. Powers and Duties of the Vice Chairmen of the Board. A Vice Chairman of the Board, in the absence of the Chairman of the Board, shall preside at all meetings of the stockholders and of the Board of Directors. Each Vice Chairman of the Board may sign and execute contracts in the name of the Corporation when authorized to do so by the Board of Directors and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. A Vice Chairman of the Board may be designated to be the chief administrative officer of the Corporation with such duties as the Board of Directors may from time to time determine.

	 SECTION 4. Powers and Duties of the President. The President, subject to the direction of the Board of Directors and the Chairman of the Board, shall be the chief operating officer of the Corporation and shall exercise supervision of such areas of business of the Corporation (including subsidiaries) as the Board of Directors shall from time to time determine.
	 The President may sign certificates for shares of stock with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and may sign and execute contracts in the name of the Corporation when authorized so to do by the Board of Directors.

	 SECTION 5. Powers and Duties of the Vice Presidents. Each Vice President may sign certificates for shares of stock with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors. At the discretion of the Board of Directors, one or more of the Vice Presidents may be designated as Executive Vice President, Senior Vice President or Group Vice President or may be given other designations.

	 SECTION 6. Powers and Duties of the Treasurer. The Treasurer shall have custody of all the funds and securities of the Corporation which may have come into his hands; he may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors may designate; he shall sign receipts and vouchers for payments made to the Corporation; he may sign with the President or a Vice President certificates for shares of stock; he shall enter regularly in the books of the Corporation to be kept by him for the purpose a full and accurate account of all moneys received and paid by him on account of the Corporation; he shall, at all reasonable times, exhibit his books and accounts to any Director of the Corporation upon application at the office of the Corporation during business hours; and he shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors.

	 SECTION 7. Powers and Duties of the Secretary. The Secretary shall keep in books provided for that purpose the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders; he shall attend to the giving or serving of all notices of the Corporation; he may sign with the President or a Vice President certificates for shares of stock, and, in the name of the Corporation, all contracts authorized by the Board of Directors; when authorized, he shall affix the seal of the Corporation; he shall have charge of the Stock Register, transfer books and stock ledgers and such other books and papers as the Board of Directors shall direct, all of which shall, at all reasonable times, be open to the examination of any Director upon application at the office of the Corporation during business hours; and he shall in general perform all the duties incident to the office of the Secretary, subject to the control of the Board of Directors.

	 SECTION 8. Powers and Duties of Additional Officers. The Board of Directors may from time to time by resolution delegate to any Comptroller, Assistant Comptroller or Assistant Comptrollers and/or any Assistant Treasurer or Assistant Treasurers appointed by the Board, any of the powers and duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries appointed by the Board any of the powers and duties herein assigned to the Secretary.

	 SECTION 9. Giving of Bond by Officers. All officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties with such penalties, conditions and security as the Board may require.


				   ARTICLE IV
			 CAPITAL STOCK-SEAL-FISCAL YEAR

	 SECTION 1. Certificates for Shares. The certificates for shares of stock of the Corporation shall be in such form not inconsistent with the Articles of Incorporation as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary (except that no person shall sign in more than one capacity) and sealed with the seal of the Corporation, and (except as hereinafter provided) shall not be valid unless so signed and sealed. In the event that the Corporation has appointed a Transfer Agent, the signatures and seal may be facsimiles. All certificates shall be consecutively numbered. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the Corporation's books.
	 All certificates surrendered to the Corporation shall be cancelled and no new certificates shall be issued until former certificates for the same number of shares of the same class shall have been surrendered and cancelled, subject, however, to such provision not inconsistent with law as the Board of Directors in its discretion may make for the issue of new certificates in lieu of certificates alleged to have been lost, stolen or destroyed.

	 SECTION 2. Transfer of Shares. A transfer book, known as the Stock Register, shall be kept by the Corporation, or by a Transfer Agent, in which the shares of stock of the Corporation shall be registered and transferred.
The Stock Register shall contain the names alphabetically arranged of all persons who are stockholders of the Corporation, showing their place of residence, the number of shares held by them respectively, the time when they respectively became the owners thereof and the amount paid thereon or that they are fully paid and non-assessable. Shares of stock of the Corporation shall be transferred on the books of the Corporation (or a Transfer Agent) by the holder thereof in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for a like number of shares.

	 SECTION 3. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

	 SECTION 4. Determination of Stockholders of Record for Certain Purposes. The Board of Directors may fix a time, not exceeding forty days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences of rights or evidences of interest arising out of any change, conversion or exchange of capital stock, as a record time for the determination of the stockholders entitled to receive any such dividend, distribution, rights or interests, and in such case only stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, rights or interests. The Board of Directors at its option, in lieu of so fixing a record time, may prescribe a period not exceeding forty days prior to the date for such payment, distribution or delivery during which no transfer of stock on the books of the Corporation may be made.

	 SECTION 5. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be in charge of the Secretary. A duplicate of the seal may be kept and be used by the Treasurer or by any Assistant Secretary or Assistant Treasurer.

	 SECTION 6. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of August and terminate on the 31st day of July in each year.


				   ARTICLE V
				 MISCELLANEOUS

	 SECTION 1. Checks, etc. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed by such officers of the Corporation and/or other persons as the Board of Directors may from time to time by resolution designate. Except as may be otherwise expressly provided by resolution of the Board of Directors, endorsements for or on behalf of the Corporation upon checks, drafts, bills of exchange, acceptances, notes, obligations or orders for the payment of money deposited with a duly authorized depositary of the Corporation for deposit or collection may be written or stamped endorsements of the Corporation without any designation of the party making such endorsements. All endorsements other than endorsements for deposit or collection shall be signed by such officers of the Corporation or other persons as the Board of Directors may from time to time by resolution designate.

	 SECTION 2. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, any Vice Chairman of the Board and the President, acting singly, shall have full power and authority in behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of the stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise in person or by proxy any and all rights, powers and privileges incident to the ownership of such stock, and which as the owner thereof the Corporation might have possessed and exercised if present. The Board of Directors by resolution from time to time may confer like powers upon any other person or persons.

	 SECTION 3. Waivers of Notice. Whenever under the provisions of any corporate law or under the provisions of the Articles of Incorporation or By-Laws of the Corporation, the Corporation or the Board of Directors or any committee thereof is authorized to take any action after notice to its members or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if at any time before or after such action be completed such requirements be waived in writing by the person or persons entitled to said notice or entitled to participate in the action to be taken or, in the case of a stockholder, by his attorney thereunto authorized.


				   ARTICLE VI
				   AMENDMENTS

	 These By-Laws and any amendments thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors by the affirmative vote of a majority of the members of the Board then in office at any regular or special meeting at which a quorum is present provided that, unless all Directors are present, the notice of such meeting must have stated the amendment of the By-Laws as one of the purposes of the meeting.


							       EXHIBIT 10A


			       SYNTEX CORPORATION

			     1984 STOCK OPTION AND
			 STOCK APPRECIATION RIGHTS PLAN
			   (AS AMENDED JULY 29, 1993)


	  1.       Purpose of the Plan.  The Plan authorizes:
		   a. the grant to key employees of the Corporation or any Subsidiary of options to purchase shares of Common Stock; and
		   b.        the grant of stock appreciation rights
		   to such key employees who hold senior management positions with the Corporation.
	  The objectives of such grants and awards are:
		   a. to attract and retain outstanding individuals as key employees;
		   b. to provide additional incentive to the recipients of such grants to achieve improved long-term performance;
		   c. to give such individuals a greater personal interest in the long-term success of the Corporation; and
		   d. by assisting and encouraging such individuals to become owners of Common Stock, to align their interests more closely with the interests of the Corporation's stockholders generally.

				   Section I
			       General Provisions

	  2.       Definitions.

	  a.       "Board" means the Board of Directors of the Corporation.

	  b. "Change in Control" means the acquisition by any "person" of "beneficial ownership", directly or indirectly, of securities of Syntex Corporation representing more than fifty percent (50%) of the combined voting power of Syntex Corporation's then outstanding securities; provided in any event that a reorganization or re-incorporation shall not be considered a "Change in Control" as long as the persons holding the right to exercise actual control of Syntex Corporation are substantially the same immediately after the re-organization or reincorporation as before the reorganization or reincorporation. "Person" and "beneficial ownership" have special meanings under Sections 13(d) and 14(d) of the United States Securi-ties Exchange Act of 1934 (the "Exchange Act") and Rule 13d-3 adopted under the Exchange Act, and those meanings are incorporated into this Plan.

	  c. "Code" means United States Internal Revenue Code of 1986, as amended from time to time, and any successor legislation thereto.

	  d. "Committee" means the committee appointed from time to time by the Board to administer the Plan.

	  e.       "Common Stock" means Common Stock of the Corporation.

	  f.       "Corporation" means Syntex Corporation.

	  g. "Fair Market Value" means, with respect to Common Stock: (1) for purposes of determining such value on the date of grant of an option or SAR, the mean between the high and low sell-ing prices of the Common Stock as reported on the consolidated trans-action reporting system of the principal national securities exchange upon which the Common Stock is listed, on such date, or, if no sale of the Common Stock was made on such exchange on such date, then on the next preceding day on which such a sale was made; and (2) for purposes of determining such value on the date of a Grantee's exer-cise of an SAR, the average of the mean between the high and low selling prices of the Common Stock, as reported on the consolidated transaction reporting system of the principal national securities ex-change upon which the Common Stock is listed, on each of the business days on which a sale of the Common Stock was made on such exchange and which fall within the period beginning on the third business day following the release of the statements of the Corpora-tion's quarterly or annual financial results and ending on the twelfth business day following such date. If no such sale was made on any business day within such a period, "Fair Market Value" shall be the mean between the high and low selling prices of the Common Stock on the day next preceding the beginning of such period and on which a sale of the Common Stock was made on such exchange.

	  h. "Grantee" means a key employee of the Corporation or any Subsidiary who has been granted an SAR.

	  i. "Plan" means the Syntex Corporation 1984 Stock Option and Stock Appreciation Rights Plan as set forth herein, and as the same may be amended from time to time.

	  j. "SAR" means the right to receive an amount, payable as provided in paragraph 24, equal to the excess of the Fair Market Value of one share of Common Stock on the date of the Grantee's exercise of such right over the Fair Market Value of such a share on the date of grant of such right.

	  k. "Subsidiary" means any of the Corporation's present or future subsidiaries which is a "subsidiary corporation" as defined in Section 425(f) of the Code.

	  3. Administration. The Plan shall be administered by the Committee and shall consist of not less than three of the then members of the Board. No member of the Committee shall be eligible to participate in the Plan. The Corporation shall effect the grant of options and SARs under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan and by execution of instruments in writing in form approved by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings and shall have full power to make and amend such rules and regulations for the conduct of its business and for the administration of the Plan as it shall deem appropriate. The interpretation and construction by the Committee of any provision of the Plan and of the options and SARs granted thereunder shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest thereunder.

	  4. Shares and SARs Subject to Plan. Subject to adjustment under the provisions of paragraph 6 hereof, the number of shares of the Corporation's Common Stock of the par value of $1.00 per share which may be issued and sold under the Plan will not exceed the number of shares that were subject to options granted under the Plan on or before July 31, 1993, and an additional 6,500,000 shares, together with any shares authorized for issuance under the Corporation's Call-to- Action Incentive Plan that are not subject to options as of July 31, 1995, or that are subject to options as of July 31, 1995, that terminate or expire without being wholly exercised, to the extent of the number of shares to which such termination or expiration relates. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Corporation, and such shares will not be offered to the Corporation's stockholders prior to their issuance under the Plan. If options granted under the Plan after July 31, 1993, shall terminate or expire without being wholly exercised, or shall be surrendered pursuant to paragraph 16(e) upon the exercise of SARs, new options may be granted under the Plan covering the number of shares to which such termination, expiration or surrender relates; provided, however, that no new options may be granted with respect to shares subject to options granted under the Plan on or before July 31, 1993 that shall terminate or expire without being wholly exercised, or that shall be surrendered pursuant to paragraph 16(e) upon the exercise of SARs. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares of stock prior to (a) the admission of such shares to listing on any stock exchange on which the Corporation's Common Stock is then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable.

	  The maximum number of SARs which may be granted under the Plan shall be 300,000; provided that, except as provided in paragraph 28 below, if SARs granted under the Plan shall terminate or expire without having been exercised, new SARs may be granted under the Plan equal to the number of SARs which have so terminated or expired.

	  5. Registration Under the Securities Act of 1933. The Corporation contemplates having an effective Registration Statement under the United States Securities Act of 1933 at such time as options or SARs granted under the Plan are exercised. The Corporation will use its best efforts to keep such Registration Statement effective at all times necessary to permit the holders of options or SARs to exercise them. The Corporation will also use its best efforts to keep a Registration Statement effective, if necessary, for resales of shares received upon exercise of options or SARs, but only if such Registration Statement can be filed on Form S-8 or a similar form.

	  6. Adjustments in Shares Subject to Plan. Options and SARs granted under the Plan shall contain such provisions as the Committee may determine with respect to adjustments to be made in the number of SARs, in the number and kind of shares covered by such options and in the option price, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation; and in the event of any such change, the maximum number of SARs which may be granted under the Plan, the aggregate number and kind of shares available under the Plan and the maximum number of shares as to which options may be granted, shall be appropriately adjusted.

	  7. Period, Expiration and Termination of the Plan. Options and SARs may be granted under the Plan at any time prior to July 29, 2003, on which date the Plan will expire except as to options and SARs then outstanding thereunder, which options and SARs shall remain in effect in accordance with their respective terms until they have been exercised or have expired; provided, however, that the term of an option or SAR which is outstanding on the expiration date of the Plan may be extended after the Plan expires as provided in paragraph 16(b) hereof. The Plan may be abandoned or terminated at any time by the Corporation's Board of Directors except with respect to any options and SARs then outstanding under the Plan.

	  8. Amendment of the Plan. The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Corporation or any Subsidiary, without action on the part of the stockholders of the Corporation, provided, however, that (subject to the provisions of paragraph 6 hereof) no such change or addition by the Board shall
(a) impair, without the consent of the optionee or Grantee, any option or SAR theretofore granted to such individual under the Plan or deprive any such individual of any shares of Common Stock which he may have acquired through or as a result of the Plan, (b) increase the total number of shares which may be purchased, or the total number of SARs which may be granted, under the Plan,
(c) change the minimum purchase price, (d) change the basis for valuation of SARs, (e) except as permitted by paragraph 16(b) hereof, extend the period during which any option or SAR may be granted or exercised, (f) withdraw the administration of the Plan from a Committee of Directors of the Corporation none of whose members is eligible to receive an option or SAR under the Plan, or (g) change the provisions of the Plan relating to eligibility.

	  9. Employment Rights. Nothing in this Plan,or any modification thereof, and no grant of an option or SAR, or any term thereof, shall be deemed an agreement or condition of employment limiting the right of the Corporation or any Subsidiary to terminate the employment of, or to alter the terms of employment, services, responsibilities, duties or authority of any employee, or giving any employee a right to continue in the employ of the Corporation or any Subsidiary in order to become eligible for or entitled to exercise any option or SAR, in whole or in part, or for any other reason.

	  10. Headings of Sections and Paragraphs. Headings of Sections and Paragraphs in this Plan are for convenience of reference only, and shall not be used in the construction or interpretation of the Plan.

	  11. Number and Gender. Whenever appropriate, words used herein in the singular may include the plural, or the plural may be read as the singular, and the masculine may include the feminine.

	  12. Effective Date of the Plan. The Plan shall become effective October 16, 1984, provided that no option or SAR granted under the Plan on or after such date may be exercised unless and until the Plan has been approved by the holders of a majority of the shares of Common Stock of the Corporation outstanding and entitled to vote at a stockholders' meeting.

				   Section II
				 Option Program

	13. Eligibility. Options may be granted only to key employees of the Corporation or any Subsidiary.

       Subject to the foregoing, the Committee shall have full and final authority to determine the persons who are to be granted options under the Plan and the number of shares to be subject to each option; provided, however, that anything contained herein to the contrary notwithstanding, no employee of the Corporation or any Subsidiary who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any parent or Subsidiary shall be granted an option under this Plan.

	14. Types of Options: Incentive and Non-Qualified. An option granted under this Plan shall, as determined by the Committee, be either an incentive stock option conforming to the provisions of Section 422A of the Code or a non-qualified option.

	To the extent that the aggregate Fair Market Value (determined at the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all stock option plans of the Corporation and its Subsidiaries) exceeds the maximum amount permitted by Section 422A of the Code (presently $100,000), such options shall be treated as options which are not incentive stock options.

       15. Price. The purchase price under each option will be determined by the Committee but will not be less than 100% of the Fair Market Value of the Stock at the time of the grant of the option. In no event shall the purchase price be less than the par value of the stock.

	  16. Period of Option and Rights to Exercise. Each optionee must remain in the continuous employ of the Corporation and/or its Subsidiaries for one year from the date his option is granted before he can exercise any part thereof. Thereafter, subject to the provisions of this paragraph 16 and paragraphs 18 and 19 below, options granted under the Plan will be exercisable as follows:
		   (a) Each option will be exercisable 25% after one year from grant, 50% after two years from grant, 75% after three years from grant and 100% after four years from grant, except that the Committee may, when in its judgment circumstances warrant, authorize in writing the earlier exercise of options granted previously to the employee under the Plan. Any such earlier exercise shall be permitted only to the extent provided by and in accordance with the Committee's written authorization thereof, and in no event prior to one year from the date of grant. The preceding provisions of this subparagraph
(a) notwithstanding, in the event a Change in Control shall occur, each option which is then outstanding shall thereupon automatically become 100% exercisable.
		   (b) The right to exercise an option will expire upon the expiration date of the option as determined by the Committee at the time the option was granted, which date shall in no event be more than ten years from the date the option was granted; provided, however, that if an option is by its terms due to expire while the optionee is on an assignment which the Committee, in its sole discretion, determines to be "foreign service," the Committee, if it deems it proper and in the interest of the Corporation, and if the optionee agrees, may extend the term of the option to such date as the Committee shall determine, but not more than two years after the optionee's foreign service assignment ends.
		   (c) The right to purchase the shares included in each installment is cumulative; i.e., once such right has become exercisable it may be exercised in whole at any time or in part from time to time until the expiration of the option, whether or not any option previously granted to the optionee remains outstanding at the time of such exercise.
		   (d) The shares to be purchased upon each exercise of any option shall be paid for in full at the time of such exercise, such payment to be made in cash, in Common Stock of the Corporation owned by the optionee and having a Fair Market Value on the date of exercise equal to the aggregate purchase price of the shares of Common Stock to be purchased upon such exercise, or in a combination of Common Stock owned by the optionee and cash. When payment is made in whole or in part with shares of Common Stock owned by the optionee, such shares as are surrendered by the optionee shall be exchanged share for share for an equal number of the shares being issued upon the exercise of the option, but the aggregate Fair Market Value of such surrendered shares shall be credited against the aggregate purchase price of all of the shares with respect to which the option is then being exercised.
		   (e) If an optionee who has been granted SARs shall exercise one or more of such SARs, the options related to such SARs shall become non-exercisable and shall be surrendered to the Corporation.

		   Except as provided in paragraphs 18 and 19, no option may be exercised unless the optionee is then in the employ of the Corporation or any Subsidiary and shall have been continuously employed by one or more of the Corporation and its Subsidiaries since the grant of his option. Absence on leave approved by an officer of the Corporation or of any Subsidiary authorized to give such approval shall not be considered an interruption of employment for any purpose of the Plan.

	  17. Non-Transferability of Option. No option granted under the Plan to an employee shall be transferable by him otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during his lifetime, only by him.

	  18. Termination of Employment. If an optionee shall have remained in the continuous employ of the Corporation and/or its Subsidiaries for one year from the date his option was granted and thereafter shall cease to be so employed:

		   (a) For any reason (other than disability or retirement, as defined or described below, or death) he may, but only within the period of three months next succeeding such cessation of employment, exercise his option if and to the extent that he would have been entitled to exercise it had he remained in the employ of the Corporation or any Subsidiary during said three-month period.

		   (b) Because of his disability, as determined by the Committee in its sole discretion, he may, but only within the period of twelve months next succeeding such cessation of employment, exercise his option if and to the extent he would have been entitled to exercise it had he remained in the employ of the Corporation or any Subsidiary during said twelve-month period.

		   (c) Solely because of his retirement pursuant to a retirement plan to which the Corporation or any Subsidiary makes contributions and under which he is eligible for and has elected to receive retirement benefits commencing upon such cessation of employment, he may exercise his option if and to the extent he would have been entitled to do so had he remained in the employ of the Corporation or any Subsidiary until the option expiration date as last determined by the Committee. Notwithstanding the foregoing, if the option is an incentive stock option granted prior to July 26, 1990, the optionee may exercise his option only during the "permitted period" and only if and to the extent he would have been entitled to do so had he remained in the employ of the Corporation or any Subsidiary for three months following such cessation of employment. The "permitted period" shall commence with the day following his cessation of employment and shall end on the first to occur of the following:
			     (i)  The option expiration date as last
				  determined by the Committee; or
			     (ii) The date which is five years following
				   such cessation of employment.

	  19. Death of Optionee. In the event of the death of an optionee while in the employ of the Corporation or any Subsidiary, or within the period after cessation of employment during which the optionee may exercise his option in accordance with paragraph 18, the option theretofore granted to him shall continue to be exercisable for a period of up to one year following his death, but only if and to the extent that the optionee would have been entitled to exercise it if he had lived during said one-year period.

	  20. Substitution or Assumption of Options. Notwithstanding any other provision of the Plan to the contrary, by action of the Board, the Corporation or any of its Subsidiaries may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new options on stock of the Corporation for options granted by another employer to its employee on stock of such employer or may assume options granted by another employer to its employees, at such purchase prices and under such conditions as may be permitted by Section 425(a) of the Code, and the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares of the Corporation subject to any option so issued or assumed shall be charged against the total number of shares available for issuance under the Plan.

				  Section III
				  SAR Program

	  21. Eligibility. SARs may be granted only to key employees who hold senior management positions with the Corporation or any Subsidiary (including officers who are also directors of the Corporation or any Subsidiary) and who are responsible for the management, operation and development of the enterprise. Subject to the foregoing, the Committee shall have full and final authority to determine the persons who are to be granted SARs and the number of SARs to be granted to each such person.

	  22. Grant of SARs. SARs shall be granted by the Committee only in connection with and at the same time as non-qualified stock options granted pursuant to the Plan. Each SAR shall relate to a non- qualified option on one share of Common Stock which was granted under the Plan at the same time as the SAR (the related option) and shall expire at the earlier of the expiration date of the related option or the termination of employment for any reason other than death. The grant of an SAR shall be evidenced by a written agreement between the Corporation and the Grantee which shall contain the terms and conditions required by this Plan and such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

	  23. Exercise of SARs. Each Grantee must remain in the continuous employ of the Corporation or any Subsidiary for one year from the date his SARs are granted before he can exercise any part thereof. Thereafter, subject to the provisions of this paragraph and paragraph 27 below, the SARs will be exercisable as follows:

		   (a) SARs granted to an employee will be 25% exercisable after one year from grant, 50% after two years from grant, 75% after three years from grant, and 100% after four years from grant; provided, however, that notwithstanding the foregoing, in the event a Change in Control shall occur, all SARs which are then outstanding shall thereupon automatically become 100% exercisable.

		   (b) SARs which are exercisable pursuant to subparagraph (a) above may be exercised only during the period beginning on the third business day following the date of release of the statements of the Corporation's quarterly or annual financial results and ending on the twelfth business day following such date.

		   (c) The right to exercise SARs included in each installment is cumulative; i.e., once such right has become exercisable, it may be exercised, subject to subparagraph (b) above, in whole at any time or in part from time to time until the expiration of the SARs.

		   (d) Except as provided in paragraph 27 below, no SAR may be exercised unless the grantee is then in the employ of the Corporation or any Subsidiary and shall have been continuously so employed since the grant of his SAR. Absence on leave approved by an officer of the Corporation authorized to give such approval shall not be considered an interruption of employment for any purpose of the Plan.

	  24. Payment of SARs. Payments under the Plan shall be made (net of any applicable withholding taxes) wholly in cash or wholly in shares of Common Stock or partly in cash and partly in shares of Common Stock in such proportions as the Committee in its sole discretion shall determine. When payment is to be made wholly or partly in shares of Common Stock, such shares shall be valued for such purpose at their Fair Market Value on the date of the Grantee's exercise of the SAR; provided that in no instance shall a share of Common Stock be valued for payment purposes at less than the par value of such a share.

	  25. Non-Transferability of SARs. No SARs granted under the Plan to an employee shall be transferable by him otherwise than by will or the laws of descent and distribution, and such SARs shall be exercisable, during his lifetime, only by him.

	  26. Surrender of SAR. If a Grantee shall exercise a related option, the SAR to which such option related shall be automatically cancelled as of the date of such exercise, and such cancelled SAR shall not be available for issuance to the same or any other Grantee thereafter.

	  27. Death. In the event of the death of a Grantee while in the employ of the Corporation, the SARs theretofore granted to him shall be exercisable within, but only within, the period of one year next succeeding his death, and in no event after the expiration of the related options, and then only if and to the extent that the Grantee would have been entitled to exercise the SARs if he had lived during said one-year period.



				   Section IV
		 Arrangements for Granting Options to Employees
		 Working in the United Kingdom of Great Britain
			      and Northern Ireland

	  28. Notwithstanding any other provisions of the Plan, options may be granted under the Plan in accordance with the provisions of the Syntex 1987 U.K. Stock Option Scheme which forms part of the Plan and is set out in the appendix hereto.


							    EXHIBIT 10B




				  AMENDMENT TO
			     SYNTEX U.S. EMPLOYEES
		      SUPPLEMENTAL RETIREMENT SAVINGS PLAN
		       (Effective as of January 1, 1994)



Section 2.1(k) of the Plan is hereby amended to read as follows:

       (k) "Eligible Employee" means for any Plan Year (i) an Employee who on the Entry Date for such Plan Year is a participant in the ERSP, and who on such Entry Date the Company anticipates will have Covered Compensation in excess of the ERSP Compensation Limit for the Plan Year commencing on such Entry Date; (ii) an Employee who on the Entry Date for such Plan Year is not a participant in the ERSP, but who on such Entry Date is scheduled to have an ERSP Entry Date within such Plan Year and who the Company anticipates will have Covered Compensation in excess of the ERSP Compensation Limit during the portion of the Plan Year commencing on such ERSP Entry Date; and (iii) a former Employee who is not an Employee on the Entry Date for such Plan Year, but who becomes an Employee again during such Plan Year and who at the time of such reemployment is scheduled to have an ERSP Entry Date within such Plan Year and who the Company anticipates will have Covered Compensation in excess of the ERSP Compensation Limit during the portion of the Plan Year commencing on such ERSP Entry Date.


Section 2.1(o) of the Plan is hereby deleted and replaced by the following:

       (o) "ERSP Compensation Limit" means for each Plan Year the maximum amount of Covered Compensation permitted to be taken into account under Section 401(a)(17) of the Code for purposes of making contributions to the ERSP for any Participant for such Plan Year. For 1994, the ERSP Contribution Limit is $150,000.


Section 2.1(p) of the Plan is hereby deleted and replaced by the following:

       (p) "ERSP Entry Date" means the date during a Plan Year on which an Employee first becomes eligible to participate or to resume participation in the ERSP.

Section 2.1(r) of the Plan is hereby amended to read as follows:

       (r) "Participant" means for any Plan Year an Eligible Employee who on or before the Entry Date for such Plan Year executes and delivers to the Company a Salary Reduction Agreement for such Plan Year pursuant to Section 4.2, or, if such Eligible Employee is a former Employee on such Entry Date, who on or before his ERSP Entry Date during such Plan Year executes and delivers to the Company a Salary Reduction Agreement for such Plan Year pursuant to Section 4.2.


Section 3.1 of the Plan is hereby amended to read as follows:

       3.1 Start of Participation. An Employee who is an Eligible Employee for a Plan Year shall become a Participant in the Plan on the Entry Date for such Plan Year, and a former Employee who becomes an Eligible Employee during a Plan Year shall become a Participant on his ERSP Entry Date during such Plan Year; provided that the Eligible Employee executes and delivers to the Company a Salary Reduction Agreement pursuant to Section 4.2 on or before such Entry Date or, if applicable, such ERSP Entry Date.


Section 4.1 of the Plan is hereby amended to read as follows:

       4.1 Salary Reduction Amounts. Each Eligible Employee may elect to have the Company credit his Participant's Account under the Plan for any Plan Year any whole percentage, up to fifteen percent (15%) (or such lower percentage as the Company may establish from time to time as the maximum salary reduction percentage under the ERSP) of the excess of his Covered Compensation for such Plan Year (excluding any Covered Compensation received prior to his ERSP Entry Date during such Plan Year if the individual is not a participant in the ERSP on the Entry Date for such Plan Year) over the ERSP Compensation Limit for such Plan Year. Each such election shall be made by execution and delivery of a Salary Reduction Agreement pursuant to Section 4.2 in accordance with such rules and procedures as the Company may from time to time prescribe.


Section 4.2 of the Plan is hereby amended to read as follows:

       4.2 Salary Reduction Agreements. Each Eligible Employee who makes an election described in Section 4.1 for any Plan Year shall enter into a Salary Reduction Agreement with the Company on or before the Entry Date for such Plan Year, or, if the Eligible Employee is a former Employee on such Entry Date who is subsequently reemployed, on or before his ERSP Entry Date during such Plan Year, under which the Participant shall agree to have his Covered Compensation for such Plan Year reduced by an amount equal to his Salary Reduction Amount for such Plan Year.


Section 5.1 of the Plan is hereby amended to read as follows:

       5.1 Company Matching Amounts. Each Participant for whom a Salary Reduction Amount is credited for a pay period shall be entitled to be credited with a Company Matching Amount on the last day of such pay period. The first five percent (5%) of Covered Compensation in excess of the ERSP Compensation Limit for each Plan Year that is credited as a Salary Reduction Amount on behalf of each Participant hereunder will be matched in accordance with the schedule set forth below:

				   Percentage of Salary
	Years of Service        Reduction Amount Matched
	----------------        ------------------------

	1 but less than 2                    50%
	2 but less than 4                    75%
	4 or more                           100%



This Amendment is adopted by the chief administrative officer of the Company on February 23, 1994, pursuant to Section 11.1 of the Plan.


			      SYNTEX CORPORATION


			      By PAUL E. FREIMAN
				 ________________________________________
				 Paul E. Freiman, Chief Executive Officer




		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		   COMPUTATIONS OF EARNINGS PER COMMON SHARE
				  (Unaudited)
		    ($ in millions except per share amounts)

				   EXHIBIT 11


								   Three Months             Six Months
								      Ended                   Ended
								    January 31              January 31
								 1994        1993        1994        1993
								------      ------      ------      ------
EARNINGS APPLICABLE TO COMMON STOCK:

      Net Income                                                 $95.8      $119.1      $222.1      $113.0
								 =====      ======      ======      ======
EARNINGS PER COMMON SHARE (AS REPORTED):

      Weighted average shares outstanding                        221.0       222.3       221.0       223.7
								 -----       -----       -----       -----
      Earnings per common share                                  $0.43       $0.54       $1.00       $0.51
								 =====       =====       =====       =====

EARNINGS PER COMMON SHARE (ASSUMING FULL DILUTION):*

      Weighted average shares outstanding                        221.0       222.3       221.0       223.7
      Shares continentally issuable for Stock Option Plans         0.4         0.4         0.3         1.7
								 -----       -----       -----       -----
      Average shares and share equivalents outstanding           221.4       222.7       221.3       225.4
								 -----       -----       -----       -----
      Earnings per common share                                  $0.43       $0.53       $1.00       $0.50
								 =====       =====       =====       =====

* This calculation is submitted in accordance with Regulation S-K item 601(b)11 although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.



		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
	       CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
				  (Unaudited)
		    ($ in millions except per share amounts)

				   EXHIBIT 12



							  Six Months
							    Ended
						       January 31, 1994
						       ----------------
Income Before Taxes on Income                               $226.3

Adjustments:

Fixed Charges:
      Interest Expense                                        14.1

Add:
      Amortization of Capitalized Interest                     0.2

Less:
      Capitalized Interest                                    (0.9)
							    ------
Total Adjusted Income                                       $239.7

Divided by Fixed Charges                                      14.1
							    ------
Ratio of Earnings to Fixed Charges                            17.0
							    ======



							       APPENDIX F

		       SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, D.C. 20549

								    FORM 10-Q
(Mark One)
[X]      Quarterly report pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

	 For the Quarter Ended April 30, 1994

				       or

[   ] Transition report pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

			 For the transition period from ___________to___________

COMMISSION FILE NO. 1-4269
			       SYNTEX CORPORATION
	      (Exact name of Registrant as specified in its charter)

	    REPUBLIC OF PANAMA                                                       94-1566146
       (State or other jurisdiction                                               (I.R.S. Employer
     of incorporation or organization)                                           Identification No.)

		   3401 HILLVIEW AVENUE, PALO ALTO, CA 94304
		    (Address of principal executive office)

      Registrant's telephone number, including area code: (415) 855-5050

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

			      Yes    X     No_____

The number of shares of the Registrant's Common Stock outstanding as of May 31, 1994: 221,312,398.

			PART I -- FINANCIAL INFORMATION

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		      CONDENSED CONSOLIDATED BALANCE SHEET
			   ($ and shares in millions)

									 (Unaudited)
									   April 30             July 31
									     1994                1993
									      ----               ----
				    ASSETS
Current Assets:
    Cash and cash equivalents                                               $   364.1           $  327.9
    Short-term investments                                                      339.1              281.7
    Trade receivables, net                                                      226.1              264.2
    Inventories, net                                                            345.1              362.1
    Other                                                                       190.7              153.8
									     --------           --------
	 Total current assets                                                 1,465.1            1,389.7
Long-term investments                                                           148.0              180.9
Property, plant and equipment, net                                            1,089.3            1,085.2
Other assets                                                                    295.6              304.9
									     --------           --------
	 Total                                                               $2,998.0           $2,960.7
									     ========           ========

		     LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
    Short-term debt                                                         $   142.6           $   82.4
    Accounts payable and accrued expenses                                       220.5              231.8
    Income and other taxes                                                       87.0               87.1
    Accrued compensation                                                         79.7               97.4
    Other                                                                       173.1              293.8
									       ------              -----
	 Total current liabilities                                              702.9              792.5
Noncurrent liabilities                                                          429.0              378.0
Long-term debt                                                                  591.2              590.8
										-----              -----
    Total Liabilities                                                         1,723.1            1,761.3
									      -------            -------
Contingencies (see notes)
Shareholders' Equity:
    Common stock (shares issued--240.9)                                         240.9              240.9
    Retained earnings                                                         1,539.9            1,471.5
    Cumulative translation adjustments                                          (14.6)             (16.9)
    Common stock in treasury--at cost (shares in
	 treasury 1994--19.7; 1993--19.9)                                      (491.3)            (496.1)
									     --------           --------
	 Total shareholders' equity                                           1,274.9            1,199.4
									     --------           --------
	 Total                                                               $2,998.0           $2,960.7
									     ========           ========

     See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		   CONDENSED CONSOLIDATED STATEMENT OF INCOME
				  (Unaudited)
		     (in millions except per-share amounts)

						       Three Months Ended         Nine Months Ended
							    April 30                   April 30
							    --------                   --------
							1994        1993           1994         1993
							----        ----           ----         ----

Net Sales                                               $402.1      $584.3       $1,403.5     $1,582.0
							------      ------       --------      -------

Costs and expenses:
    Costs of goods sold                                 114 .6       132.5          343.8        332.8
    Selling, general and administrative                  161.5       189.9          507.8        580.6
    Research and development                            102 .4       103.1          298.5        300.6
    Restructuring charge                                  --         140.0           --          320.0
							------      ------       --------      -------
	 Total                                          378 .5       565.5        1,150.1      1,534.0
							------      ------       --------      -------

Operating income                                          23.6        18.8          253.4         48.0
							------      ------       --------      -------

Nonoperating income (expense):
    Interest income                                       9 .2         9.3           26.6         30.8
    Interest expense                                      (7.2)       (6.9)         (20.4)       (20.6)
    Other -- net                                          (1.8)       (8.4)          (9.5)       (64.4)
							------      ------       --------      -------
	 Total                                            0.2         (6.0)          (3.3)       (54.2)
							------      ------       --------      -------

Income (loss) before taxes on income and
    cumulative effect of accounting changes               23.8        12.8          250.1         (6.2)
Provision (benefit) for taxes on income                    1.4       (28.0)           5.6       (160.9)
							------      ------       --------      -------
Income before cumulative effect of accounting
    changes                                                22.4        40.8         244.5       154.7
Cumulative effect of accounting changes, net
    of tax                                                  --         --              --         (0.9)
							------      ------       --------      -------
Net income                                               $22.4       $40.8        $ 244.5       $153.8
							======      ======       ========      =======

Shares used in computing earnings per
    common share (see Exhibit 11)                        221.1       220.9          221.0        222.9
							======      ======       ========      =======

Earnings per common share                               $ 0.10      $ 0.18          $1.10        $0.69
							======      ======       ========      =======

Dividends per common share                              $ 0.26      $ 0.26         $ 0.78       $ 0.78
							======      ======       ========      =======


     See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
				  (Unaudited)
				($ in millions)



										Nine Months Ended
										      April 30
										      --------
										1994              1993
										----              ----

Net Cash Provided from Operating Activities                                   $ 298.2            $ 290.3
									      -------            -------

Cash Provided (Used) in Investing Activities:
    Capital expenditures                                                       (104.7)            (141.1)
    Purchase of short-term investments                                         (195.7)            (225.3)
    Proceeds from short-term investments                                        228.4              434.4
    Purchase of long-term investments                                           (57.3)             (16.3)
    Other investing activities                                                  (19.7)             (10.5)
									      -------            -------
	 Net Cash Provided (Used) in Investing Activities                      (149.0)              41.2
									      -------            -------

Cash Provided (Used) in Financing Activities:
    Net change in short-term debt                                                59.7             (133.0)
    Repayment of long-term debt                                                  (0.8)            (118.8)
    Proceeds from issuance of long-term debt                                      1.1              145.5
    Payment of dividends                                                       (172.4)            (174.4)
    Common shares repurchased                                                    --               (124.7)
    Other financing activities                                                    1.2                5.0
									      -------            -------
	 Net Cash Used in Financing Activities                                 (111.2)            (400.4)
									      -------            -------

Effect of Exchange Rate Changes on Cash                                          (1.8)               4.3
									      -------            -------

Increase (Decrease) in Cash and Cash Equivalents                                 36.2              (64.6)

Cash and Cash Equivalents at Beginning of Period                                327.9              296.3
									      -------            -------

Cash and Cash Equivalents at End of Period                                    $ 364.1            $ 231.7
									      =======            =======


	  See accompanying notes to condensed consolidated financial statements.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
	      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
				  (Unaudited)

1. The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q. Accordingly, certain information and footnotes required by generally accepted accounting principles for complete financial statements have been omitted. These interim statements should be read in conjunction with the consolidated financial statements and notes thereto included in the company's 1993 annual report to shareholders for the fiscal year ended July 31, 1993.

    The information contained herein reflects all adjustments (all of which are normal and recurring) which are, in the opinion of management, necessary to a fair statement of the results of operations, financial condition and cash flows for the interim periods.

2. Note 13 to the consolidated financial statements in the 1993 annual report to shareholders provides information concerning contingencies related to certain pending or possible claims, legal actions, and proceedings against Syntex Corporation (the "Company") and its subsidiaries. No significant changes or developments have occurred regarding these contingencies, except as discussed in the following paragraph.

    In November 1993, an amended complaint was filed against the Company, several of its principal officers, former principal officers, a current director and an outside director. The complaint was filed in the federal District Court for the Northern District of California by certain shareholders who claim to represent a class of shareholders that purchased shares of the Company's common stock between November 25, 1991 and August 6, 1992. The amended complaint was based on provisions of federal securities laws and sought equitable relief and unspecified damages for losses allegedly resulting from, among other things, improper disclosure. In January 1994, the Company, as well as the individually named officers and directors, filed motions to dismiss the amended complaint. On May 27, 1994, the court granted the motions to dismiss with prejudice. The Court granted the motions, in part, because the Company's shareholders had available to them all of the allegedly material information that the plaintiffs claimed was withheld. Plaintiffs have filed a notice of appeal.



3.  Inventories consist of the following ($ in millions):

									      April 30          July 31
										1994              1993
										----              ----

	     Finished goods                                                    $ 92.8           $ 85.4
	     In process                                                         193.0            198.9
	     Raw materials and supplies                                          59.3             77.8
									       ------           ------

		 Total                                                         $345.1           $362.1
									       ======           ======

4.   Property, plant and equipment consist of the following ($ in millions):

									      April 30         July 31
										1994             1993
										----             ----

	     Property, plant and equipment - at cost                          $ 1,723.7        $ 1,643.5
	     Less accumulated depreciation
		 and amortization                                                (634.4)          (558.3)
									      ---------        ---------

		 Property, plant and equipment - net                          $ 1,089.3        $ 1,085.2
									      =========        =========

5. Included in operating expenses are restructuring charges of $140.0 million and $320.0 million for the third quarter and first nine months of fiscal 1993, respectively, resulting principally from a decision to consolidate several of the Company's chemical and pharmaceutical manufacturing plants and to reduce the worldwide workforce. The restructuring charges, net of the income tax effects, resulted in a reduction of $105.9 million and $249.0 million in net income for the third quarter and first nine months of fiscal 1993, respectively.

    As of April 30, 1994, cumulative charges to the restructuring reserve totaled approximately $122.2 million, including approximately $21.8 million of non-cash charges. Charges to the restructuring reserve have consisted primarily of severance costs and asset write-offs. The remaining reserve consists primarily of asset write-offs and severance costs related to anticipated plant closures.

6. The Company recorded a net provision of $5.6 million for taxes on income during the first nine months of fiscal 1994, which included a first quarter credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The Company also recorded a net benefit of $160.9 million for taxes on income during the first nine months of fiscal 1993, resulting principally from the tax benefits of $71.0 million derived from restructuring charges and a one-time benefit of $102.5 million from the reduction of certain tax reserves in the first quarter. Excluding the effect of the first quarter credit, the effective income tax rate for the third quarter and first nine months of fiscal 1994 was 6 percent, which is the Company's expected effective tax rate for the remainder of fiscal 1994. The income tax rate for the fiscal 1993 third quarter and full year was 4 percent, excluding the previously-mentioned tax benefits.

7. Effective August 1, 1992, the Company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" and Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." During the first quarter of fiscal 1993, the Company recorded a charge of $64.6 million ($93.7 million pre-tax) representing the discounted present value of the expected cost of future healthcare benefits attributed to employees' service rendered prior to August 1, 1992. This charge represents the cumulative effect on prior years of the accounting change. The Company also recorded a benefit of $63.7 million during the first quarter of fiscal 1993 as the cumulative effect on prior years of the change in accounting for income taxes, principally relating to tax credits which were not recorded under the prior accounting standard.

8. Other nonoperating expense in the third quarter and first nine months of fiscal 1994 included $2.0 million and $5.1 million, respectively, of additions to reserves relating to environmental matters. Other nonoperating expense in the first nine months of fiscal 1993 included $43.3 million of additions to reserves related to environmental matters, of which $42.1 million was recorded in the first quarter. Other nonoperating expense in the first nine months of fiscal 1993 also included a charge of $10.0 million for reserves related to other contingencies and $7.7 million related to fixed asset write-offs.

9. The Company has entered into an Acquisition Agreement and Plan of Merger (the "Agreement"), dated as of May 1, 1994, with Roche Capital Corporation ("Roche Capital"), an indirect wholly owned subsidiary of Roche Holding Ltd ("Roche"), and with Roche (Panama) Corporation ("Roche Panama"), a wholly owned subsidiary of Roche Capital. Roche has guaranteed the obligations of Roche Capital and Roche Panama under the Agreement. In connection with the Agreement, on May 6, 1994, Roche Capital commenced a tender offer for all of the Company's outstanding common stock, in which the tendering shareholders will receive $24.00 in cash per share of common stock (the "Offer"). On June 6, 1994, the Company and Roche announced that the U.S. Federal Trade Commission ("FTC") requested additional information under the Hart-Scott-Rodino Antitrust Improvements Act, extending the waiting period under such Act until 10 days following substantial compliance by Roche with such request unless sooner terminated. In connection therewith, Roche Capital extended the expiration date for its tender offer until midnight, EDT, on July 1, 1994. Consummation of the Offer remains subject to certain conditions, including the tender of at least a majority of the shares of common stock and the receipt of certain regulatory approvals. It may be necessary to extend the Offer further to allow sufficient time for compliance with the FTC's request.

    The Agreement provides, among other things, for the making of the Offer and, following consummation of the Offer, the merger of Roche Panama into the Company (the "Merger"), in which shareholders of the Company whose shares of common stock are not purchased in the Offer will receive $24.00 in cash or, at their election, subject to certain restrictions, shares of a limited conversion redeemable preferred stock of Roche Capital. Consummation of the Merger is subject to certain conditions, including approval of the Merger by the shareholders of the Company and receipt of certain regulatory approvals.

		    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
		       OPERATIONS AND FINANCIAL CONDITION

TENDER OFFER

See Note 9 to the Condensed Consolidated Financial Statements appearing on page 7 of this report on Form 10-Q.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED APRIL 30, 1994,
COMPARED WITH THE SAME PERIOD IN FISCAL 1993

Operating income in the third quarter of the Company's 1994 fiscal year was $23.6 million, an increase of 26 percent compared to $18.8 million in the fiscal 1993 third quarter, which had included a $140.0 million restructuring charge. Net income in the fiscal 1994 third quarter was $22.4 million versus $40.8 million in the third quarter of fiscal 1993. Earnings per share in the fiscal 1994 third quarter decreased by 44 percent to $.10 per share compared with earnings per share of $.18 in the fiscal 1993 third quarter. The fiscal 1993 third quarter restructuring charge reduced net earnings by $.48 per share. Sales in the fiscal 1994 third quarter decreased 31 percent to $402.1 million, compared with sales of $584.3 million in the third quarter a year ago.

THIRD QUARTER RESULTS

($ in millions. except per share data)
								  Three Months Ended
									 April 30
									 --------              Percent
								    1994          1993         Change
								    ----          ----         ------

Net Sales                                                       $    402.1     $    584.3       (31)
Operating Income Before Restructuring Charge                    $     23.6     $    158.8       (85)
Restructuring Charge                                                    --          140.0         --
Operating Income After Restructuring Charge                           23.6           18.8        26
Net Income                                                      $     22.4     $     40.8       (45)
Earnings Per Share                                              $     0.10     $     0.18       (44)

The decline in sales and earnings in the fiscal 1994 third quarter compared with the third quarter a year ago was due primarily to the expiration of the U.S. patent for Naprosyn(R) (naproxen) and Anaprox(R) (naproxen sodium), and the shift in sales from those branded products to lower-priced generic naproxen and naproxen sodium products. The fiscal 1994 third quarter is the first full quarter in which non-Syntex generic competition for Naprosyn and Anaprox occurred following the December 1993 expiration of the U.S. patent for these products.

The gross margin declined to 71.5 percent in the fiscal 1994 third quarter, due to significantly reduced sales of the higher-margin Naprosyn and Anaprox branded products in the U.S. and to excess production capacity in the Company's chemical and pharmaceutical manufacturing plants. In the fiscal 1993 third quarter, the gross margin was 77.3 percent.

WORLDWIDE HUMAN PHARMACEUTICAL SALES

($ in millions)
								  Three Months Ended
									 April 30              Percent
									 --------
								    1994          1993         Change
								    ----          ----         ------

U.S. Sales                                                      $    187.5     $    371.0       (49)
Non-U.S. Sales                                                       144.1          141.2         2
								----------     ----------
    Total                                                       $    331.6     $    512.2       (35)
								==========     ==========

NAPROXEN/NAPROXEN SODIUM SALES
($ in millions)

								  Three Months Ended
									 April 30              Percent
									 --------
								    1994          1993         Change
								    ----          ----         ------

U.S. Sales                                                      $     36.1     $    200.0       (82)
Non-U.S. Sales                                                        58.3           61.6        (5)
								----------     ----------
    Total                                                       $     94.4     $    261.6       (64)
								==========     ==========

Worldwide sales of Toradol(R) (ketorolac tromethamine) in the fiscal 1994 third quarter decreased 15 percent to $81.1 million from $95.0 million in the prior-year third quarter due primarily to high sales volume in the fiscal 1993 third quarter, which resulted principally from special terms offered to wholesalers. The Company is currently in discussions with the United States Food and Drug Administration ("FDA") concerning revisions to the Toradol label that would include more prominent precautions and would be more restrictive than the present U.S. labeling. The Company has advised the FDA of its willingness to take additional measures to help insure that the product is used appropriately and in accordance with its labeling.

The Company and The Procter & Gamble Company expect to begin marketing ALEVE(R), a new, over-the-counter pain reliever with naproxen sodium as its key ingredient, in the United States in the fiscal 1994 fourth quarter.

EXPENSES

Selling, general and administrative (SG&A) expenses in the fiscal 1994 third quarter decreased 15 percent to $161.5 million from $189.9 million in the third quarter a year ago. The Company has significantly reduced quarterly SG&A expenses since it initiated restructuring activities in November 1992.

Research and development expense in the third quarter of fiscal 1994 was $102.4 million, a 1 percent decrease from the third quarter a year ago.

RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED APRIL 30, 1994,
COMPARED WITH THE SAME PERIOD IN FISCAL 1993

Operating income in the first nine months of the Company's 1994 fiscal year was $253.4 million compared with $48.0 million in the first nine months of fiscal 1993, which had included a $320.0 million restructuring charge. Net income in the first nine months of fiscal 1994 was $244.5 million compared with

$153.8 million for the same period in fiscal 1993. Earnings per share for the first nine months of fiscal 1994 increased 59 percent to $1.10 compared with $.69 for the same period a year ago. Sales decreased 11 percent to $1,403.5 million, down from $1,582.0 million in the fiscal 1993 period.

NINE MONTH RESULTS
($ in millions, except per share data)

								  Nine Months Ended
									 April 30
									 --------              Percent
								    1994          1993         Change
								    ----          ----         ------

Net Sales                                                       $ 1,403.5       $ 1,582.0       (11)
Operating Income Before Restructuring Charge                    $   253.4       $   368.0       (31)
Restructuring Charge                                                 --             320.0        --
Operating Income After Restructuring Charge                         253.4            48.0       100+
Net Income                                                      $   244.5       $   153.8        59
Earnings Per Share                                              $    1.10       $    0.69        59

The decline in sales in the first nine months of fiscal 1994 is due primarily to the expiration of the U.S. patent for Naprosyn and Anaprox in December 1993, and the shift in sales from those branded products to lower-priced generic naproxen and naproxen sodium products.

WORLDWIDE HUMAN PHARMACEUTICAL SALES
($ in millions)

								    Nine Months Ended
									 April 30
									 --------              Percent
								    1994          1993         Change
								    ----          ----         ------

U.S. Sales                                                      $   779.1       $   947.1       (18)
Non-U.S. Sales                                                      417.4           416.4        --
								---------       ---------
    Total                                                       $ 1,196.5       $ 1,363.5       (12)
								=========       =========

NAPROXEN/NAPROXEN SODIUM SALES
($ in millions)

								    Nine Months Ended
									 April 30
									 --------              Percent
								 1994             1993         Change
								 ----             ----         ------

U.S. Sales                                                      $   339.8       $   503.3       (32)
Non-U.S. Sales                                                      175.8           188.3        (7)
								---------       ---------
    Total                                                       $   515.6       $   691.6       (25)
								=========       =========

The Company's gross margin percentage was 75.5 percent in the first nine months of fiscal 1994, compared with 79.0 percent in the same period in fiscal 1993. The decrease is due primarily to a shift in product demand from higher-margin branded products to lower-margin generic and bulk naproxen and naproxen sodium products, and to excess capacity in the Company's chemical and pharmaceutical manufacturing plants.

Operating expenses for the first nine months of fiscal 1993 included restructuring charges totalling $320.0 million resulting principally from a decision to consolidate several of the Company's chemical and pharmaceutical manufacturing plants and to reduce the Company's worldwide workforce. The restructuring charges, net of the income tax effects, resulted in a reduction of $249.0 million in net income in the first nine months of fiscal 1993.

Selling, general and administrative expenses decreased 13 percent to $507.8 million in the first nine months of fiscal 1994, from $580.6 million in the comparable period in fiscal 1993. The Company has significantly reduced SG&A expenses since it initiated restructuring activities in November 1992.

Other nonoperating expense in the first nine months of fiscal 1994 included $5.1 million for additions to reserves related to environmental matters. Nonoperating items in the first nine months of fiscal 1993 included $43.3 million of additions to reserves related to environmental matters, and charges of $10.0 million for reserves related to other contingencies and $7.7 million related to the write-off of fixed assets.

The Company recorded a net provision for taxes on income of $5.6 million during the first nine months of fiscal 1994, which included a first quarter credit of $9.4 million resulting from changes in the U.S. tax law enacted in August 1993. The Company also recorded a net benefit for taxes on income of $160.9 million during the first nine months of fiscal 1993, resulting principally from the tax benefits of $71.0 million derived from the restructuring charges and a one-time benefit of $102.5 million from the reduction of certain tax reserves.
Excluding the effect of the first quarter credit, the effective income tax rate for the fiscal 1994 first nine months was 6 percent, which is the Company's expected effective tax rate for the remainder of fiscal 1994. The income tax rate for the fiscal 1993 first nine months and full year was 4 percent, excluding the previously-mentioned tax benefits.

The first nine months of fiscal 1993 included a $0.9 million charge from the cumulative effect on prior years of the adoption of two new accounting standards. The adoption of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," resulted in a benefit of $63.7 million. This was more than offset by an after-tax charge of $64.6 million ($93.7 million pre-tax) related to the adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", for post-retirement healthcare benefits.

PATENTS

The patents and patent applications owned by the Company and its subsidiaries cover a variety of products and chemical processes. In addition, the Company has a number of patent licenses from others.

The last principal United States patent on naproxen and naproxen sodium expired in December 1993.

FINANCIAL CONDITION

The Company continues to maintain a strong financial position and a highly liquid balance sheet. At April 30, 1994, the Company had $703.2 million in cash and cash equivalents and short-term investments, which provide it with ample capacity to satisfy its cash requirements. In the first nine months of fiscal 1994, net cash of $298.2 million was provided from operating activities.

Capital expenditures in the first nine months of fiscal 1994, primarily in the pharmaceuticals business segment, totaled $104.7 million compared with $141.1 million in the first nine months of fiscal 1993. The Company plans to fund capital spending totalling approximately $150.0 million in fiscal 1994 through cash generated by operations and borrowings.

Dividends paid on common shares amounted to $172.4 million in the first nine months of fiscal 1994, a decrease of 1 percent from the first nine months of fiscal 1993, as a result of the share repurchase program undertaken in fiscal 1993. The current dividend rate paid on an annualized basis is $1.04 per share.

Management believes the Company has sufficient borrowing capacity to meet its needs. The Company has an A1+ and P1 rating for its commercial paper and an AA- and A2 bond rating from Standard and Poor's and Moody's, respectively.

At April 30, 1994, commercial paper borrowings of $157.0 million were outstanding. The Company has unused bank lines of credit totaling $463.4 million, of which $100 million is available for the support of commercial paper borrowings classified as long-term debt. The Company's earnings for the first nine months of fiscal 1994 were sufficient to cover fixed charges.

			  PART II -- OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

	 See Notes 2 and 8 to the Condensed Consolidated Financial Statements appearing on pages 5 and 7 of this report on Form 10-Q for a discussion of certain matters.


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

	 a.  Exhibit

	     11.      Statement re computation of earnings per common share
	     12.      Calculation of ratio of earnings to fixed charges

	 b.  Reports on Form 8-K

	     No reports on Form 8-K were filed during the quarter for which this report is filed. However, on May 3, 1994, the Company filed a report on Form 8-K regarding the Acquisition Agreement and Plan of Merger discussed in Note 9 to the Condensed Consolidated Financial Statements appearing on page 7 of this report on Form 10-Q.

				   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				       SYNTEX CORPORATION
				       (Registrant)




				       By /s/ Richard P. Powers
					  ---------------------
					      Richard P. Powers
					      Senior Vice President and
					      Chief Financial Officer
					      and Duly Authorized Officer
					      of the Registrant


DATE:  June 14, 1994

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
		   COMPUTATIONS OF EARNINGS PER COMMON SHARE
				  (Unaudited)
		    ($ in millions except per share amounts)

				   EXHIBIT 11


									   Three Months            Nine Months
									       Ended                  Ended
									      April 30               April 30
									      --------               --------
									 1994        1993         1994      1993
									 ----        ----         ----      ----
EARNINGS APPLICABLE TO COMMON STOCK:

     Net Income                                                        $    22.4   $   40.8     $  244.5   $   153.8
								       =========   ========     ========   =========

EARNINGS PER COMMON SHARE (AS REPORTED):

     Weighted average shares outstanding                                   221.1      220.9        221.0       222.9
								       ---------   --------     --------   ---------

     Earnings per common share                                         $   0 .10   $   0.18     $   1.10   $    0.69
								       =========   ========     ========   =========

EARNINGS PER COMMON SHARE (ASSUMING FULL DILUTION):*

     Weighted average shares outstanding                                   221.1      220.9        221.0       222.9
     Shares contingently issuable for Stock Option Plans                     0.2        0.5          0.3         2.2
								       ---------   --------     --------   ---------

     Average shares and share equivalents outstanding                      221.3      221.4        221.3       225.1
								       ---------   --------     --------   ---------

     Earnings per common share                                         $   0 .10   $   0.18     $   1.10   $    0.68
								       =========   ========     ========   =========


     *   This calculation is submitted in accordance with Regulation S- K
	 item 601(b)11 although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

		  SYNTEX CORPORATION AND SUBSIDIARY COMPANIES
	       CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
				  (Unaudited)
		    ($ in millions except per share amounts)

				   EXHIBIT 12



										     Nine Months
											Ended
										    April 30, 1994
										    --------------

Income Before Taxes on Income                                                         $     250.1


Adjustments:
- ------------

Fixed Charges:
	 Interest Expense                                                                    21.7

Add:
	 Amortization of Capitalized Interest                                                 0.3

Less:
	 Capitalized Interest                                                                (1.3)
										      -----------

Total Adjusted Income                                                                 $     270.8

Divided by Fixed Charges                                                              $      21.7
										      -----------

Ratio of Earnings to Fixed Charges                                                           12.5
										      ===========









							       APPENDIX G







		     SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C. 20549


				FORM 8-K



			  Current Report Pursuant
		      to Section 13 or 15(d) of the
		     Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported):  May 1, 1994



			    SYNTEX CORPORATION
	 (Exact Name of Registrant as specified in the charter)



			    Republic of Panama
	      (State or other Jurisdiction of Incorporation)




	 Commission File No. 1-4269      I.R.S Employer Identification
					 NO. 94-1566146



		  3401 Hillview Avenue, Palo Alto, CA 94204
		  (Address of Principal Executive Offices)



	       Registrant's Telephone Number, Including Area Code:
				(415)855-5050


ITEM 5. Other Events.

	 (b) On May 2, 1994, Syntex Corporation, a Panama corporation (the "Registrant"), and Roche Holding Ltd, a Swiss corporation ("Roche"), announced that Syntex had entered into an Acquisition Agreement and Plan of Merger (the "Agreement"), dated as of May 1, 1994, with Roche Capital Corporation ("Roche Capital"), a Panama corporation and an indirect wholly owned subsidiary of Roche, and Roche (Panama) Corporation ("Roche (Panama)"), a Delaware corporation and a wholly owned subsidiary of Roche Capital. The Agreement generally provides for the acquisition of the Registrant by Roche in a transaction in which Syntex stockholders will receive $24.00 in cash per share of Syntex common stock, par value $1.00 per share (the "Common Stock"). Roche has guaranteed the obligations of Roche Capital and Roche (Panama) under the Agreement.

	 The transaction will be effected by means of a first-step cash tender offer for all of the shares of the Registrant's outstanding Common Stock (the "Tender Offer"). The Tender Offer is expected to commence on or before May 9, 1994, and to remain open for at least 20 business days. The Tender Offer is subject to certain conditions, including the tender of at least a majority of the shares of Common Stock and receipt of certain regulatory approvals.

	 The Tender Offer will be followed by a merger of Roche (Panama) with and into the Registrant (the "Merger"), in which stockholders of the Registrant whose shares of Common Stock are not purchased in the Tender Offer will receive $24.00 per share in cash or, at their election, subject to certain restrictions, shares of a limited conversion preferred stock (the "Preferred Stock") of Roche Capital. The Preferred Stock will pay dividends annually at a rate of 3% of the liquidation value thereof, and will be subject to mandatory redemption ten years after issuance. The Preferred Stock will be non-transferable, subject to limited exceptions, and will be exchangeable, on a limited basis, for non-voting equity securities ("NES") of Roche at a premium of 50 percent over the NES closing price on Friday, April 29, 1994. Consummation of the Merger is subject to certain conditions, including approval of the Merger by the stockholders of the Registrant and receipt of certain regulatory approvals.

	In addition, the Agreement requires the Registrant to pay certain amounts to Roche Capital under certain conditions such as terminations of the Agreement under certain circumstances, including upon modification or withdrawal of the recommendation by the Board of Directors of the Registrant, and in certain other circumstances.

	 The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, the Guaranty of Roche dated as of May 1, 1994, and the Certificate of Designation of Limited Conversion Preferred Stock of Roche Capital, copies of each of which are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and incorporated by reference herein. A copy of the joint press release, dated May 2, 1994, relating to the above-described transaction is attached hereto as Exhibit 99.3.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

 2.1 Aquisition Agreement and Plan of Merger, dated as of May 1, 1994, among Syntex Corporation, Roche Capital Corporation and Roche (Panama) Corporation

99.1    Guaranty dated as of May 1, 1994, of Roche Holdings Ltd

99.2 Form of Certificate of Designation of Limited Conversion Preferred Stock of Roche Capital Corporation

99.3 Joint Press Release by Roche Holding Ltd and Syntex Corporation, dated May 2, 1994


				SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

					     SYNTEX CORPORATION
					      (Registrant)



Date:  May 3, 1994                    By:  Carol J. Gillespie
					   ------------------
					   Carol J. Gillespie
					   Vice President and Secretary




			      EXHIBIT INDEX
			      --------------



Exhibit
  No.                             Exhibit
- -------                          ---------

  2.1 Aquisition Agreement and Plan of Merger, dated as of May 1, 1994, among Syntex Corporation, Roche Capital Corporation and Roche (Panama) Corporation

 99.1        Guaranty dated as of May 1, 1994, of Roche Holdings Ltd

 99.2 Form of Certificate of Designation of Limited Conversion Preferred Stock of Roche Capital Corporation

 99.3 Joint Press Release by Roche Holding Ltd and Syntex Corporation, dated May 2, 1994


								  EXHIBIT 2.1


		 Acquisition Agreement and Plan of Merger
	     dated as of May 1, 1994 among Syntex Corporation,
	 Roche Capital Corporation and Roche (Panama) Corporation;
	see Appendix A to Proxy Statement/Prospectus enclosed herein.



								 EXHIBIT 99.1

	  Guaranty by Roche Holding Ltd dated as of May 1, 1994;
	 see Exhibit No. 10.1 to this F-4 Registration Statement.



								 EXHIBIT 99.2

	     Form of Certificate of Designation of Limited
	  Conversion Preferred Stock of Roche Capital Corporation see Exhibit No. 4 to this F-4 Registration Statement.


								 EXHIBIT 99.3

5/1   10 pm PDT draft

				 CONFIDENTIAL

CONTACT;

Kathleen Gary - Syntex                             Max Gurtner - Roche
(415) 855-5924                                     41-61-688-5554

Linda Thomas - Syntex
(415) 852-1321

FOR IMMEDIATE RELEASE:

			    ROCHE TO ACQUIRE SYNTEX;
		 SYNTEX BOARD UNANIMOUSLY RECOMMENDS CASH OFFER


	 PALO ALTO, Calif., and BASEL, Switzerland, May 2, 1994/PR Newswire--Syntex Corporation (NYSE:SYN) and Roche Holding Ltd, Basel announced today that they have entered into a definitive agreement for the acquisition of Syntex by a subsidiary of Roche in a transaction in which Syntex shareholders would receive $24.00 in cash per Syntex common share. The transaction values Syntex at approximately $5.3 billion in total.
	 The $24.00 cash price represents a premium of approximately 57 percent over last Friday's closing price of Syntex stock on the New York Stock Exchange.
	 The transaction will be effected by means of a first-step cash tender offer for all of Syntex's outstanding common stock. The tender offer is expected to commence on or before May 9 and to remain open for at least 20 business days. The tender offer will be followed by a merger in which shareholders whose shares are not purchased in the tender offer will receive $24.00 per share in cash or, at their election, subject to certain restrictions, shares of a limited conversion preferred stock of a new
Syntex holding company. The new preferred stock will pay dividends annually at a three percent rate and will be subject to mandatory redemption ten years after issuance. The preferred stock will be nontransferable, subject to limited exceptions, and will be exchangeable, on a limited basis, for non-voting equity securities (NESs) of Roche at a premium of 50 percent over Roche NES closing price on Friday, April 29.
	 The tender offer is subject to certain conditions, including that at least a majority of Syntex shares are tendered and certain regulatory approvals are obtained.
	 After receiving the recommendation of a Special Committee of directors, the Board of Directors of Syntex has approved the merger agreement and has recommended that stockholders tender their shares in the offer and vote in favor of the merger. The Board's approval was based on a number of factors, including the opinion of Goldman, Sachs & Co. that the $24.00 per share in cash to be received by the holders of Syntex shares in the transactions contemplated by the agreement is fair.
	 Mr. Paul Freiman, Syntex Chairman and Chief Executive Officer, said, "We have spent many months intensively studying the healthcare environment, evaluating the increasingly competitive marketplace, and analyzing our current and future prescription pharmaceutical product line. Given the speed of changes in the industry and a radically different competitive situation, we ultimately felt the need to align with a strong global partner. We now strongly believe that the sale of Syntex to Roche would be in the best interests of our shareholders, our customers and our employees.
	 "Roche is truly a global company, with strong operations in major parts of the world where Syntex has little or no presence, such as South America, Japan and the Middle East. Roche has a far greater ability to fully commercialize the compounds in our pipeline that we do. Roche and Syntex have already successfully cooperated in the U.S., where we have co-promoted Toradol(R) (ketorolac) since 1990. The proposed combination of our companies would help us see that patients everywhere have access to the new drugs we have discovered and are developing," Mr. Freiman said.
	 Roche Chairman and Chief Executive Officer Mr. Fritz Gerber said, "Innovative products and critical mass in development, marketing and sales are key to success in today's competitive environment. Syntex's substantial ethical business and its leadership in the indication area of pain and inflammation would ideally complement the pharma portfolio of Roche and add a further center of excellence to the Roche group."
	 With Syntex's market share, Roche would move to position six in the U.S. pharma market and in the world pharma market, it would become number four in terms of sales.
	 Syntex is a multinational healthcare company, incorporated in Panama, that discovers, develops, manufactures and markets prescription pharmaceutical products, animal health products and medical diagnostic systems. The company currently has more than 9,000 employees. There are research subsidiaries in Palo Alto, Calif., Scotland, Mexico, and Japan. Syntex's leading prescription pharmaceutical products are Naprosyn(R) (naproxen), a nonsteroidal anti-inflammatory drug to treat inflammation and pain, and Toradol, a nonsteroidal anti-inflammatory drug for the short-term management of pain. Syntex's main products also include medicines to treat allergies, cardiovascular and cerebrovascular diseases. In December 1993, Syntex launched its own generic version of naproxen. On the basis of R&D spending of 19 percent sales, Syntex has built up a pharma pipeline which offers the chance to enter into indications with a high market potential. The company currently has in clinical trials compounds being studied for the prevention and treatment of organ transplant rejection, and for the treatment of Alzheimer's disease, osteoporosis, and peripheral artery disease, among others. Total worldwide sales in fiscal 1993 were U.S.$2.1 billion, of which 70 percent were in the United States. Pharmaceutical sales accounted for approximately 85 percent of Syntex's worldwide sales. Syntex's net income in fiscal 1993 was U.S.$287 million, after pretax restructuring charges of U.S. $320 million.
	 The international Roche Group is a leader in research-based healthcare with activities in pharmaceuticals (55 percent of total sales), diagnostics, vitamins and fine chemicals and fragrances and flavors. It has a long tradition of innovative breakthroughs in drug development and is a pioneer in pharmaceutical and other applications of gene technology. It has demonstrated its commitment to this area by the acquisition of a majority stake in the biotechnology company, Genentech, Inc., South San Francisco, and by the purchase of exclusive rights to the polymerase chain reaction (PCR) technology, which has a wide range of potential applications. Roche group sales in 1993 totaled 14.3 billion Swiss francs (approximately U.S.$9.7 billion, at 1993 year-average exchange rate of Sfr 1.48 to one U.S.$), an increase of 11 percent on the previous year. Net income in 1993 amounted to 2.5 billion Swiss francs (approximately U.S.$1.7 billion) an increase of 29 percent over 1992.
	 Roche has operated in the United States since the beginning of this century. The U.S. affiliate, Hoffman-La Roche Inc., based in Nutley, New Jersey, employs more than 17,000 people in its activities in pharmaceuticals, vitamins and fine chemicals and diagnostics, including Roche Biomedical Laboratories, the third largest clinical service laboratory chain in the United States. Nutley is also one of the Roche Group's main research centers.
	 The Roche sub-holding, Givaudan-Roure, with its U.S. headquarters in Clifton, New Jersey, is well-established in the United States as a major supplier of fragrances and flavors.

				      -0-




							       APPENDIX H

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C.  20549



     FORM 8-K
     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 1, 1994

			     Syntex Corporation
	   (Exact name of registrant as specified in its charter)

     Republic of Panama      1-4269                         94-1566146
     (State or other          (Commission                (IRS Employer
      jurisdiction of          File Number)        Identification No.)
      incorporation)

	   3401 Hillview Avenue, Palo Alto, California  94204
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (415) 855-5050


	  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

		    On September 1, 1994, Roche Holding Ltd, a corporation organized under the laws of Switzerland ("Roche"), announced that the offer (the "Offer") by Roche Capital Corporation, a corporation organized under the laws of Panama and a wholly owned indirect subsidiary of Roche ("Roche Capital"), to purchase all outstanding shares of common stock, par value $1.00 per share (the "Shares"), of Syntex Corporation (the "Registrant") for $24 per share in cash expired at midnight, New York City time, on Wednesday, August 31, 1994. Roche Capital accepted for purchase all Shares validly tendered and not withdrawn prior to expiration of the Offer.

		    As of September 8, 1994, a total of 206,809,298 Shares (or approximately 93.4% of the 221.4 million Shares outstanding), including Shares for which certificates were delivered to the depositary pursuant to the Offer's guaranteed delivery procedure, had been validly tendered and not withdrawn. Roche Capital has accepted for purchase all such Shares.

		    The foregoing information is based entirely on information contained in Amendment No. 11, dated September 1, 1994, and the Final Amendment, dated September 8, 1994, to the Tender Offer Statement on Schedule 14D-1 dated May 6, 1994 ("Schedule 14D-1") each filed by Roche Capital.

		    The Offer was made pursuant to the Acquisition Agreement and Plan of Merger dated as of May 1, 1994 (the "Agreement") among the Registrant, Roche Capital and Roche (Panama) Corporation, a Delaware corporation ("Roche (Panama)"). Roche guaranteed the obligations of Roche Capital and Roche (Panama) under the Agreement. The Offer will be followed by a merger (the "Merger") of Roche (Panama) with and into the Registrant, in which stockholders of the Registrant whose Shares were not purchased in the Offer will receive $24 per Share in cash or, at their election, subject to certain restrictions, shares of a limited conversion preferred stock of Roche Capital. Consummation of the Merger is subject to certain conditions, including approval of the Merger by the stockholders of the Registrant. A special meeting of the stockholders of the Registrant will be called to approve and adopt the Agreement after a review of proxy materials for the meeting by the Securities and Exchange Commission. The affirmative vote by Roche Capital of the Shares beneficially owned by it is sufficient to ensure approval and adoption of the Agreement.

		    The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, the Guaranty of Roche dated as of May 1, 1994, and the Certificate of Designation of Limited Conversion Preferred Stock of Roche Capital attached as Exhibit A to the Agreement.

		    The total amount of funds required by Roche
	  Capital to consummate the Offer and to pay related fees and expenses was approximately $5.35 billion. Roche Capital disclosed in Amendment No. 8 to the Schedule 14D-1 ("Amendment No. 8") that it expected to purchase the Shares using general corporate funds and, possibly, the proceeds of a loan from a group of commercial banks. In the Amendment No. 8, Roche Capital stated that while it had not yet reached definitive decision or agreement with respect to the terms of such a loan facility, Roche Capital expected that the terms on which it would borrow any such funds would include the following: (i) the aggregate maximum amount of the loan would be approximately $5,000,000,000; (ii) the loan would be repayable in two installments, with final maturity on June 30, 1995; and (iii) the loan would bear interest at a rate per annum equal to approximately 0.06% above the London Interbank Offered Rate.

		    The foregoing description of the source of funds required by Roche Capital is based entirely on information contained in the Amendment No. 8.

		    Pursuant to the Agreement, on September 12,
	  1994, the Registrant's Board of Directors, under the chairmanship of Mr. Paul Freiman, announced the election of three new members appointed by the Roche Group, Dr. Armin Kessler, Mr. Peter Simon and Dr. Kenneth Taylor. Resigning from the Registrant's Board of Directors were James N. Wilson, Dana G. Leavitt, Miriam Stoppard, Leonard Marks, Jr., Marvyn Carton, John H. Fried, Howard M. Holtzmann and Charles A. Lynch. The Registrant's Board of Directors elected Dr. Kenneth Taylor as President of the Registrant, succeeding Mr. James N. Wilson. A copy of the press release dated September 12, 1994, issued by Registrant relating to the election of new members of Registrant's Board of Directors is attached hereto as
	  Exhibit 99.3.


	  ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
		    INFORMATION AND EXHIBITS.

	  (c)  Exhibits

	  2.1 Acquisition Agreement and Plan of Merger, dated as of May 1, 1994, among Syntex Corporation, Roche Capital Corporation and Roche (Panama) Corporation (incorporated herein by reference to Exhibit 1 to the Solicitation/Recommendation Statement on Schedule 14D-9 of Syntex Corporation, dated May 6, 1994)

	  99.1      Guaranty dated as of May 1, 1994, of Roche
		    Holding Ltd (incorporated herein by reference to Exhibit 3 to the Solicitation/Recommendation
		    Statement on Schedule 14D-9 of Syntex
		    Corporation, dated May 6, 1994)

	  99.2      Press Release by Syntex Corporation, dated
		    September 12, 1994


				   SIGNATURE

		    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					SYNTEX CORPORATION

					By:  /s/ Carol J. Gillespie
					     Carol J. Gillespie
					     Vice President and
						Secretary

	  Date:  September 15, 1994



				 EXHIBIT INDEX

	  Exhibit
	  Number         Exhibit

	  2.1 Acquisition Agreement and Plan of Merger, dated as of May 1, 1994, among Syntex Corporation, Roche Capital Corporation and Roche
			 (Panama) Corporation (incorporated
			 herein by reference to Exhibit 1 to
			 the Solicitation/Recommendation
			 Statement on Schedule 14D-9 of
			 Syntex Corporation, dated May 6,
			 1994)

	  99.1 Guaranty dated as of May 1, 1994, of Roche Holding Ltd (incorporated herein by reference to Exhibit 3 to the Solicitation/Recommendation
			 Statement on Schedule 14D-9 of
			 Syntex Corporation, dated May 6,
			 1994)

	  99.2           Press Release by Syntex
			 Corporation, dated September 12,
			 1994




















						       Exhibit 99.2

				    SYNTEX
			      PRESS INFORMATION

					    CONTACT:  Kathleen Gary
						      415-855-5924

	  FOR IMMEDIATE RELEASE:

		 NEW SYNTEX BOARD AND MANAGEMENT APPOINTMENTS
		   PAVE THE WAY FOR INTEGRATION WITH ROCHE

	       Palo Alto, California, September 12, 1994/PR
	  Newswire -- The Syntex Board of Directors, under the chairmanship of Mr. Paul Freiman, has announced the election of three new members appointed by the Roche Group. The Roche appointees are Roche Group COO and Head of the Pharmaceuticals Division, Dr. Armin Kessler, Mr. Peter Simon, Head of Roche Group Pharma Operations and Dr. Kenneth Taylor, currently President and Managing Director of Roche Products Ltd. in the U.K.

	       Resigning from the Board, were James N. Wilson, Dana
	  G. Leavitt, Miriam Stoppard, Leonard Marks, Jr., Marvyn
	  Carton, John H. Fried, Howard M. Holtzmann and Charles A.
	  Lynch.

	       The Syntex Board elected Dr. Kenneth Taylor as
	  President of Syntex.  He succeeds Mr. James N. Wilson.

	       Dr. Taylor's successor in the Roche U.K.
	  organization will be Mr. Nic Holladay, the present
	  Managing Director of Syntex's U.K. and Ireland operation.

	       A special meeting of Syntex shareholders will be called to approve and adopt the proposed merger between Syntex and the Roche subsidiary, Roche Capital Corporation, after a review of proxy materials for the meeting by the Securities and Exchange Commission.

	       These actions follow the completion of a tender offer, through which Roche acquired over 96 percent of the outstanding common stock of Syntex.